UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21774
                                                    -----------

                        First Trust Exchange-Traded Fund
      -------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               Exact name of registrant as specified in charter)
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
      -------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
      -------------------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: December 31
                                              -------------

                  Date of reporting period: December 31, 2012
                                           -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

FIRST TRUST EXCHANGE-TRADED FUND
Book 1

First Trust Dow Jones Select MicroCap Index(SM) Fund
First Trust Morningstar Dividend Leaders(SM) Index Fund
First Trust US IPO Index Fund
First Trust NYSE Arca Biotechnology Index Fund
First Trust Dow Jones Internet Index(SM) Fund
First Trust Strategic Value Index Fund
First Trust Value Line(R) Equity Allocation Index Fund
First Trust Value Line(R) Dividend Index Fund
First Trust Value Line(R) 100 Exchange-Traded Fund


Annual Report
December 31, 2012

--------------------------------------------------------------------------------
TABLE OF CONTENTS
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                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2012

Shareholder Letter...........................................................  2
Market Overview..............................................................  3
Fund Performance Overview
   First Trust Dow Jones Select MicroCap Index(SM) Fund......................  4
   First Trust Morningstar Dividend Leaders(SM) Index Fund...................  6
   First Trust US IPO Index Fund.............................................  8
   First Trust NYSE Arca Biotechnology Index Fund ........................... 10
   First Trust Dow Jones Internet Index(SM) Fund ............................ 12
   First Trust Strategic Value Index Fund ................................... 14
   First Trust Value Line(R) Equity Allocation Index Fund.................... 16
   First Trust Value Line(R) Dividend Index Fund............................. 18
   First Trust Value Line(R) 100 Exchange-Traded Fund........................ 20
Notes to Fund Performance Overview........................................... 22
Understanding Your Fund Expenses............................................. 23
Portfolio of Investments
   First Trust Dow Jones Select MicroCap Index(SM) Fund...................... 25
   First Trust Morningstar Dividend Leaders(SM) Index Fund................... 30
   First Trust US IPO Index Fund............................................. 32
   First Trust NYSE Arca Biotechnology Index Fund............................ 35
   First Trust Dow Jones Internet Index(SM) Fund............................. 36
   First Trust Strategic Value Index Fund.................................... 37
   First Trust Value Line(R) Equity Allocation Index Fund.................... 39
   First Trust Value Line(R) Dividend Index Fund............................. 43
   First Trust Value Line(R) 100 Exchange-Traded Fund........................ 46
Statements of Assets and Liabilities......................................... 50
Statements of Operations .................................................... 52
Statements of Changes in Net Assets.......................................... 54
Financial Highlights......................................................... 58
Notes to Financial Statements................................................ 63
Report of Independent Registered Public Accounting Firm...................... 72
Additional Information....................................................... 73
Board of Trustees and Officers............................................... 74
Risk Considerations.......................................................... 76
Privacy Policy............................................................... 78

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" at the end of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by Robert F. Carey, Chief Market Strategist, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                        First Trust Exchange-Traded Fund
                    Annual Letter from the Chairman and CEO
                               December 31, 2012


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Exchange-Traded Fund.

The report you hold contains detailed information about the portfolios in First Trust Exchange-Traded Fund over the twelve months ended December 31, 2012. It contains a market overview and a performance analysis for the period. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust.

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality financial solutions regardless of market ups and downs. We have always believed, as I have written previously, that there are two ways to attain success in reaching your financial goals: staying invested in quality products and having a long-term investment horizon. We are committed to this approach in the products we manage or supervise and offer to investors.

As you know, First Trust offers a variety of products that we believe could fit many financial plans to help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might also fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to 2013 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees of First Trust Exchange-Traded Fund and Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2012


ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 23 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

The U.S. economy continued to grow at around a 2% annual clip during 2012. The Federal Reserve has injected trillions of dollars of stimulus into the economy since the start of the financial crisis. It has already helped stabilize the commercial and residential real estate markets in the U.S. by artificially keeping interest rates at or near historically low levels. While we continue to see job creation on a monthly basis, the number of new jobs created, 158,000 per month on average in 2012, is at least 100,000 below the low end of the desired target. We believe a good amount of the stimulus is simply sitting idle waiting to be put to work. Some smart policy making out of Washington, D.C. early in 2013 could inspire a real boost in economic activity, in our opinion.

Should economic growth in the U.S. accelerate at some point in response to the abundance of stimulus from the Federal Reserve, interest rates could quickly begin to rise off their artificially low levels, in our opinion. While that would naturally impede total returns in the bond market, it should benefit the relative performance of equities. Data from Standard & Poor's revealed that, since 1953, U.S. stocks actually posted their best returns when the yield on the 10-year Treasury note rose to around 4.0%, according to Businessweek. The S&P 500(R) Index gained an average of 1.7% per month during periods when yields climbed to a range of 3.0% to 4.0%. Stock prices usually retrench when the yield on the 10-year Treasury note tops 6.0%. Sam Stovall, S&P's chief equity strategist, defined this "sweet spot" as a period where growth in the economy reduces unemployment, increases corporate earnings, but does not trigger growth-slowing efforts by the Federal Reserve.

U.S. STOCKS AND BONDS

All of the major U.S. stock indices posted double-digit total returns in 2012. The S&P 500(R) Index, S&P MidCap 400 Index and S&P SmallCap 600 Index were up 16.00%, 17.86%, and 16.32%, respectively, according to Bloomberg. All 10 major sectors in the S&P 500(R) Index posted gains in 2012. The top-performing sector was financials, up 28.92%, as measured by the S&P 500 Financials Index. The sector with the poorest showing was utilities, up 1.31%, as measured by the S&P 500 Utilities Index. Volatility was down in 2012. The VIX Index averaged 17.82, markedly below its 10-year average of 20.95. The 2013 estimated earnings growth rates for the S&P 500(R) Index, S&P MidCap 400 Index and S&P SmallCap 600 Index are 13.77%, 19.85% and 32.17%, respectively.

The S&P 500(R) Index did not post a single closing price value in 2012 that was below its 2011 year-end close of 1257.60, according to Bespoke Investment Group. In other words, the index was up, on a year-to-date basis, every trading day of 2012. Since 1928, only eight other calendar years (1943, 1951, 1958, 1964, 1967,
1975, 1976 & 1979) accomplished this feat. The S&P 500(R) Index's average price-only return for these nine years (including 2012) was 20.37%, according to Bespoke. The index was up 13.41% (price-only) in 2012. With respect to the previous eight occasions, the average price-only return for the following year was 10.52%.

In the U.S. bond market, the top-performing major debt group in 2012 was high-yield corporate bonds. The Barclays Capital U.S. Corporate High Yield Index posted a total return of 15.81%. The next closest domestic category was municipal bonds, up 11.26%, as measured by the Barclays Capital Municipal Bond:
Long Bond (22+) Index. The Barclays Capital U.S. Treasury: Intermediate Index posted the weakest return, up 1.71%.

FOREIGN STOCKS AND BONDS

Riskier asset classes outperformed overseas in 2012. The Barclays Capital Global Emerging Markets Index of debt securities rose 18.14% (USD), compared to 4.32%
(USD) for the Barclays Capital Global Aggregate Index of higher-quality debt. The MSCI Emerging Markets Index posted a total return of 18.22% (USD), compared to 16.83% (USD) for the MSCI World Index (excluding the U.S.). The U.S. dollar provided little influence on returns from investments overseas for U.S. investors by declining 0.5% against a basket of major currencies, as measured by the U.S. Dollar Index (DXY).

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FUND PERFORMANCE OVERVIEW
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FDM - FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

The First Trust Dow Jones Select MicroCap Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Select MicroCap Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index measures the performance of selected U.S. micro-capitalization companies chosen from all common stocks traded on the New York Stock Exchange ("NYSE(R)"), NYSE Amex and The NASDAQ Stock Market, Inc. ("NASDAQ(R)") that are comparatively liquid and have strong fundamentals relative to the micro-capitalization segment as a whole. The Fund's shares are listed for trading on the NYSE Arca, Inc. ("NYSE Arca"). The first day of secondary market trading in shares of the Fund was September 30, 2005.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------

                                                                           AVERAGE ANNUAL                 CUMULATIVE
                                                                            TOTAL RETURNS                TOTAL RETURNS
                                                           1 Year      5 Years       Inception      5 Years      Inception
                                                           Ended        Ended       (09/27/05)       Ended       (09/27/05)
                                                          12/31/12     12/31/12     to 12/31/12     12/31/12    to 12/31/12

FUND PERFORMANCE
NAV                                                       15.86%        1.40%         2.65%         7.21%        20.91%
Market Value                                              16.57%        1.35%         2.64%         6.93%        20.81%

INDEX PERFORMANCE
Dow Jones Select MicroCap Index(SM)                       16.69%        2.10%         3.38%        10.93%        27.28%
Russell 2000(R) Index                                     16.35%        3.56%         4.97%        19.09%        42.25%
---------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 22.)


PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of +15.86% during the 12-month period covered by this report. During the same period, the benchmark Russell 2000(R) Index generated a return of +16.35%. The Consumer Discretionary sector was the top- performing (+33.3%) sector in the Fund. Within the sector, the Specialty Retail industry had a particularly strong performance (+46.5%) and contribution to total return (+1.4%). The Financials sector contributed the most to the Fund's total return (+5.9%). The sector had a strong return (+22.8%) and was the heaviest-weighted sector in the Fund (25.8% average weight). The Energy (-21.1%) and Telecommunication Services (-11.7%) sectors were the worst performing sectors in the Fund, but the sectors' low average weights (5.6% combined weight) contained the sectors' negative contribution to the Fund to -1.3%. Financials company Newcastle Investment Corp. was the leading individual contributor to total return with a +0.6% contribution as the company returned +76.7% while held in the Fund during this reporting period. Energy company Hyperdynamics Corp. was the worst contributor to the Fund's total return with a -0.3% contribution. The company returned -71.8% while held in the Fund this reporting period.


----------
Dow Jones and Dow Jones Select MicroCap Index(SM) are products of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC ("CME") and have been licensed for use by First Trust on behalf of the Fund. The Fund, based on the Dow Jones Select MicroCap Index(SM), is not sponsored, endorsed, sold or promoted by CME, Dow Jones or their respective affiliates, and CME, Dow Jones and their respective affiliates make no representation regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDM - FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                          % OF TOTAL
SECTOR                              LONG-TERM INVESTMENTS
Financials                                   28.65%
Industrials                                  19.18
Consumer Discretionary                       14.75
Information Technology                       12.50
Health Care                                   9.01
Materials                                     4.79
Energy                                        3.32
Telecommunication Services                    3.32
Consumer Staples                              2.82
Utilities                                     1.66
                                            -------
      Total                                 100.00%
                                            =======


-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                          % OF TOTAL
SECURITY                            LONG-TERM INVESTMENTS
OfficeMax, Inc.                               0.99 %
Sunrise Senior Living, Inc.                   0.98
ACCO Brands Corp.                             0.97
Badger Meter, Inc.                            0.79
Hovnanian Enterprises, Inc., Class A          0.79
Headwaters, Inc.                              0.71
Krispy Kreme Doughnuts, Inc.                  0.71
Oriental Financial Group, Inc.                0.71
Altra Holdings, Inc.                          0.69
Berkshire Hills Bancorp, Inc.                 0.69
                                              -----
      Total                                   8.03%
                                              =====



                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     SEPTEMBER 27, 2005 - DECEMBER 31, 2012

         First Trust Dow Jones Select     Dow Jones Select      Russell 2000(R)
           MicroCap Index(SM) Fund       MicroCap Index(SM)          Index
 09/05           $10000                       $10000                $10000
 12/05            10374                        10397                 10252
 06/06            10968                        11033                 11094
 12/06            12001                        12115                 12134
 06/07            12746                        12910                 12917
 12/07            11278                        11474                 11944
 06/08             9896                        10100                 10825
 12/08             7520                         7707                  7909
 06/09             7362                         7568                  8118
 12/09             9087                         9393                 10058
 06/10             8833                         9153                  9862
 12/10            11427                        11876                 12759
 06/11            11811                        12319                 13551
 12/11            10435                        10907                 12227
 06/12            11107                        11648                 13270
 12/12            12091                        12728                 14225

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------

FOR THE PERIOD         0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/08 - 12/31/08        139             9              1            0
01/01/09 - 12/31/09        121             6              0            0
01/01/10 - 12/31/10        169             0              0            0
01/01/11 - 12/31/11         87             2              0            0
01/01/12 - 12/31/12         70             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------

FOR THE PERIOD         0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/08 - 12/31/08         99             5              0            0
01/01/09 - 12/31/09        120             5              0            0
01/01/10 - 12/31/10         83             0              0            0
01/01/11 - 12/31/11        161             2              0            0
01/01/12 - 12/31/12        179             1              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDL - FIRST TRUST MORNINGSTAR DIVIDEND LEADERS(SM) INDEX FUND

The First Trust Morningstar Dividend Leaders(SM) Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Morningstar(R) Dividend Leaders(SM) Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index offers investors a benchmark for dividend portfolios as well as a means to invest in a portfolio of stocks that have a consistent record of growing dividends as well as the ability to sustain them. The Index consists of the top 100 stocks, based on dividend yield, of the securities listed on one of the three major exchanges (NYSE(R), NYSE Amex or NASDAQ(R)) that have been selected through the application of Morningstar, Inc.'s proprietary multi-step screening process. The Index is rebalanced four times annually in March, June, September and December. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was March 15, 2006.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------

                                                                           AVERAGE ANNUAL                 CUMULATIVE
                                                                            TOTAL RETURNS                TOTAL RETURNS
                                                           1 Year      5 Years       Inception      5 Years      Inception
                                                           Ended        Ended       (09/27/05)       Ended       (09/27/05)
                                                          12/31/12     12/31/12     to 12/31/12     12/31/12    to 12/31/12

FUND PERFORMANCE
NAV                                                       9.14%         2.49%         2.97%        13.08%        22.04%
Market Value                                              9.02%         2.33%         2.95%        12.21%        21.88%

INDEX PERFORMANCE
Morningstar(R) Dividend Leaders(SM) Index                 9.76%         3.03%         3.47%        16.08%        26.17%
S&P 500(R) Index                                         16.00%         1.66%         3.88%         8.59%        29.65%
---------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated an NAV return of +9.14% during the 12-month period covered by this report. During the same period, the benchmark S&P 500(R) Index generated a return of +16.00%. The Consumer Discretionary sector was the top-performing sector in the Fund with a +22.4% annual return; however, the sector had an average weight in the Fund of only 1.8%. The Health Care sector was the top-contributing sector in the Fund with a +3.4% contribution and an annual return of +12.8%. The Utilities sector was the worst-performing sector in the Fund with a +0.9% return for the year. Telecommunication companies AT&T Corp. and Verizon Communication, Inc. were the top individual contributors to the Fund's total return. AT&T had a contribution of +1.9% and an annual return of +17.5%. Verizon Communications had a contribution of +1.3% and returned +13.1% during the reporting period. The main cause of the Fund underperforming its benchmark was the Fund's overweight position in the Utilities sector relative to the benchmark (27.2% vs. 3.5% average weight). The Fund also lost relative performance by being underweight the strong-performing Financials sector relative to the benchmark (2.7% vs. 14.6% average weight).


---------------
Morningstar(R) is a service mark of Morningstar, Inc. and has been licensed for use by First Trust on behalf of the Fund. The First Trust Morningstar Dividend Leaders(SM) Index Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDL - FIRST TRUST MORNINGSTAR DIVIDEND LEADERS(SM) INDEX FUND (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
-----------------------------------------------------------

                                          % OF TOTAL
SECTOR                              LONG-TERM INVESTMENTS
Utilities                                    28.29%
Health Care                                  24.81
Telecommunication Services                   19.40
Energy                                        6.69
Industrials                                   6.35
Consumer Staples                              3.86
Materials                                     3.60
Financials                                    2.66
Information Technology                        2.57
Consumer Discretionary                        1.77
                                            -------
      Total                                 100.00%
                                            =======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
-----------------------------------------------------------

                                          % OF TOTAL
SECURITY                            LONG-TERM INVESTMENTS
AT&T, Inc.                                    9.90%
Johnson & Johnson                             9.74
Verizon Communications, Inc.                  9.49
Merck & Co., Inc.                             7.90
ConocoPhillips                                5.33
Bristol-Myers Squibb Co.                      3.71
Duke Energy Corp.                             3.57
Eli Lilly & Co.                               3.40
Exelon Corp.                                  2.99
Southern (The) Co.                            2.82
                                             ------
      Total                                  58.85%
                                             ======


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       MARCH 9, 2006 - DECEMBER 31, 2012

      First Trust Morningstar Dividend  Morningstar(R) Dividend   S&P 500(R)
           Leaders(SM) Index Fund          Leaders(SM) Index        Index
 03/06           $10000                       $10000                $10000
 12/06            12077                        12110                 11317
 06/07            12392                        12462                 12104
 12/07            10793                        10870                 11939
 06/08             7995                         8069                 10516
 12/08             7371                         7462                  7522
 06/09             6961                         7067                  7760
 12/09             8420                         8567                  9512
 06/10             8039                         8197                  8879
 12/10             9771                         9995                 10945
 06/11            10535                        10806                 11604
 12/11            11182                        11498                 11176
 06/12            12107                        12491                 12236
 12/12            12204                        12620                 12964

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------

FOR THE PERIOD         0.00%-0.49%   0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/08 - 12/31/08        148            8              4            2
01/01/09 - 12/31/09        135            4              3            0
01/01/10 - 12/31/10        185            0              0            0
01/01/11 - 12/31/11        219            0              0            0
01/01/12 - 12/31/12        171            0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------

FOR THE PERIOD         0.00%-0.49%   0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/08 - 12/31/08         84            4              2            1
01/01/09 - 12/31/09        106            3              1            0
01/01/10 - 12/31/10         66            1              0            0
01/01/11 - 12/31/11         33            0              0            0
01/01/12 - 12/31/12         79            0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FPX - FIRST TRUST US IPO INDEX FUND

The First Trust U.S. IPO Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the IPOX(R)-100 U.S. Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is a modified value-weighted price index measuring the performance of the top 100 U.S. companies ranked quarterly by market capitalization in the IPOX Global Composite Index. The Index utilizes a 10% capping on all constituents and includes the 100 largest, typically best performing and most liquid initial public offerings ("IPOs") of the U.S. companies in the IPOX Global Composite Index. The IPOX Global Composite Index is reconstituted regularly with IPOs being added to the IPOX Global Composite Index at their seventh trading day upon "going public" and automatically exiting after 1,000 trading days or approximately four years thereafter. The Index is reconstituted quarterly to reflect changes in the stock market values of the IPOX Global Composite Index constituents and IPO activity during the past quarter, with potential new companies entering the Index while other companies reach 1,000 days in the Index and automatically drop out. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was April 13, 2006.



---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------

                                                                           AVERAGE ANNUAL                 CUMULATIVE
                                                                            TOTAL RETURNS                TOTAL RETURNS
                                                           1 Year      5 Years       Inception      5 Years      Inception
                                                           Ended        Ended       (09/27/05)       Ended       (09/27/05)
                                                          12/31/12     12/31/12     to 12/31/12     12/31/12    to 12/31/12

FUND PERFORMANCE
NAV                                                       30.01%        5.22%         7.63%        28.95%        63.93%
Market Value                                              30.27%        5.17%         7.66%        28.66%        64.20%

INDEX PERFORMANCE
IPOX(R)-100 U.S. Index                                    30.77%        5.88%         8.30%        33.06%        70.91%
Russell 3000(R) Index                                     16.42%        2.04%         3.83%        10.65%        28.72%
---------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 22.)
        )


PERFORMANCE REVIEW

The Fund generated an NAV return of +30.01% during the 12-month period covered by this report. During the same period, the benchmark Russell 3000(R) Index generated a return of +16.42%. The Information Technology sector led all sectors in the Fund in performance (+37.6%) and contribution to total return (+9.4%). Within the sector, the IT Services industry stood out with a +6.1% contribution to total return and a +48.8% one-year return. The industry included the Fund's top individual contributor Visa, Inc. The company returned +49.7% while held in the Fund this period and contributed +4.7% to the Fund's total return. The Energy sector was the second-best performing and contributing sector with a return of +36.3% and a +6.7% contribution to total return. Marathon Petroleum Corp. and Phillips 66 boosted the Fund's performance within the Energy sector. Marathon Petroleum returned +94.1% for the year and contributed +2.4% to the Fund's total return. Phillips 66 returned +72.5% while it was held in the Fund this reporting period and contributed +2.7% to the Fund's total return. The Materials sector was the only sector in the Fund with a negative return (-17.6%), but the Fund's average weight in the sector was only 0.7%. Relative to the benchmark, the Fund had meaningful outperformance in the Energy and Information Technology sectors. In the Energy sector, the Fund's holdings outperformed the benchmark's constituents +36.3% versus +3.8%. In the Information Technology sector, the Fund's holdings outperformed the benchmark's constituents +37.6% versus +13.9%.


---------------
The Fund is not sponsored, endorsed, sold or promoted by IPOX(R). IPOX(R) makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FPX - FIRST TRUST US IPO INDEX FUND (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
-----------------------------------------------------------

                                          % OF TOTAL
SECTOR                              LONG-TERM INVESTMENTS
Consumer Discretionary                       25.12%
Energy                                       23.12
Information Technology                       19.97
Industrials                                  10.31
Consumer Staples                              7.90
Financials                                    7.36
Health Care                                   4.16
Utilities                                     1.19
Materials                                     0.87
                                            -------
      Total                                 100.00%
                                            =======


-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
-----------------------------------------------------------

                                          % OF TOTAL
SECURITY                            LONG-TERM INVESTMENTS
Facebook, Inc., Class A                       9.58%
General Motors Co.                            8.18
Kinder Morgan, Inc.                           6.63
Phillips 66                                   6.02
Kraft Foods Group, Inc.                       4.88
Marathon Petroleum Corp.                      3.87
Dollar General Corp.                          2.62
HCA Holdings, Inc.                            2.42
Mead Johnson Nutrition Co.                    2.42
Delphi Automotive PLC                         2.20
                                             ------
      Total                                  48.82%
                                             ======


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       APRIL 12, 2006 - DECEMBER 31, 2012

          First Trust US IPO     IPOX(R)-100 U.S.       Russell 3000(R)
              Index Fund              Index                  Index
 04/06         $10000                $10000                 $10000
 12/06          11100                 11154                  11064
 06/07          12385                 12481                  11851
 12/07          12712                 12844                  11633
 06/08          11784                 11941                  10348
 12/08           7134                  7245                   7293
 06/09           8087                  8248                   7599
 12/09          10339                 10575                   9360
 06/10           9726                  9980                   8794
 12/10          12228                 12594                  10945
 06/11          13439                 13889                  11640
 12/11          12607                 13071                  11057
 06/12          14314                 14885                  12088
 12/12          16391                 17092                  12873

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.



--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------

FOR THE PERIOD         0.00%-0.49%   0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/08 - 12/31/08        133            3              6            0
01/01/09 - 12/31/09        109            3              0            0
01/01/10 - 12/31/10        149            0              0            0
01/01/11 - 12/31/11        135            0              0            0
01/01/12 - 12/31/12        149            2              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------

FOR THE PERIOD         0.00%-0.49%   0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/08 - 12/31/08        108            2              1            0
01/01/09 - 12/31/09        135            5              0            0
01/01/10 - 12/31/10        103            0              0            0
01/01/11 - 12/31/11        116            1              0            0
01/01/12 - 12/31/12         97            2              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FBT - FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND

The First Trust NYSE Arca Biotechnology Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NYSE Arca Biotechnology Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal dollar-weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. Such processes include, but are not limited to, recombinant DNA technology, molecular biology, genetic engineering, monoclonal antibody-based technology, lipid/liposome technology and genomics. This Index is rebalanced quarterly based on closing prices on the third Friday in January, April, July and October to ensure that each component stock continues to represent approximately equal weight in the Index. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was June 23, 2006.



---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------

                                                                           AVERAGE ANNUAL                 CUMULATIVE
                                                                            TOTAL RETURNS                TOTAL RETURNS
                                                           1 Year      5 Years       Inception     5 Years       Inception
                                                           Ended        Ended       (09/27/05)      Ended       (09/27/05)
                                                          12/31/12    12/31/12      to 12/31/12    12/31/12     to 12/31/12

FUND PERFORMANCE
NAV                                                        40.91%      13.81%         13.82%        90.91%        133.00%
Market Value                                               40.07%      13.56%         13.71%        88.85%        131.54%

INDEX PERFORMANCE
NYSE Arca Biotechnology Index(SM)                          41.74%      14.49%         14.51%        96.70%        142.33%
NASDAQ(R) Biotechnology Index                              32.29%      11.84%         11.49%        74.99%        103.51%
S&P 500(R) Index                                           16.00%       1.66%          4.38%         8.59%         32.36%
S&P Composite 1500 Health Care Index                       18.35%       5.10%          6.94%        28.24%         55.07%
---------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 22.)
        )


PERFORMANCE REVIEW

The Fund generated an NAV return of 40.91% during the 12-month period covered by this report. During the same period, the benchmark S&P Composite 1500 Health Care Index generated a return of 18.35%. Regeneron Pharmaceuticals, Inc. (+208.6%), Amylin Pharmaceuticals, Inc. (+171.9%) and Human Genome Sciences, Inc. (+92.7%) were the top-performing companies in the Fund. Dendredon Corp. (-30.4%), InterMune, Inc. (-23.1%), and Affymetrx, Inc. (-22.5%) were the worst-performing companies in the Fund. The Fund's focus on pure biotech companies and equal-weight methodology allowed it to have significantly different performance from its broad-based, market-cap weighted benchmark.


------------------
The NYSE Arca Biotechnology Index(SM) is a trademark of NYSE Euronext or its affiliates ("NYSE Euronext") and is licensed for use by First Trust on behalf of the Fund. The Fund is not sponsored or endorsed by NYSE Euronext. NYSE Euronext makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market. NYSE Euronext has no obligation to take the needs of the owners of the Fund into consideration in determining, composing or calculating the Index. NYSE Euronext is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FBT - FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (CONTINUED)


--------------------------------------------------------
PORTFOLIO INDUSTRY ALLOCATION AS OF DECEMBER 31, 2012
--------------------------------------------------------

                                          % OF TOTAL
INDUSTRY                            LONG-TERM INVESTMENTS
Biotechnology                                69.38%
Life Sciences Tools & Services               26.90
Pharmaceuticals                               3.72
                                            -------
      Total                                 100.00%
                                            =======

--------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
--------------------------------------------------------

                                          % OF TOTAL
SECURITY                            LONG-TERM INVESTMENTS
Sequenom, Inc.                                6.62%
Dendreon Corp.                                5.98
Illumina, Inc.                                5.84
BioMarin Pharmaceutical, Inc.                 5.71
Gilead Sciences, Inc.                         5.41
Regeneron Pharmaceuticals, Inc.               5.30
QIAGEN N.V.                                   5.17
InterMune, Inc.                               5.14
Celgene Corp.                                 4.95
Biogen Idec, Inc.                             4.94
                                             ------
      Total                                  55.06%
                                             ======


                              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  APRIL 12, 2006 - DECEMBER 31, 2012

            First Trust NYSE Arca             NYSE Arca                 NASDAQ(R)          S&P 500(R)    S&P Composite 1500
          Biotechnology Index Fund     Biotechnology Index(SM)     Biotechnology Index       Index       Health Care Index
06/06              $10000                      $10000                    $10000             $10000            $10000
12/06               11775                       11815                     11114              11554             11194
06/07               12105                       12179                     11177              12358             11919
12/07               12205                       12320                     11630              12189             12092
06/08               11410                       11557                     11086              10736             10593
12/08                9968                       10138                     10200               7679              9218
06/09               10722                       10921                     10491               7922              9305
12/09               14441                       14758                     11828               9711             11132
06/10               15629                       16026                     11227               9065             10324
12/10               19768                       20327                     13726              11174             11712
06/11               22182                       22880                     15694              11847             13374
12/11               16534                       17096                     15385              11410             13104
06/12               22185                       23013                     19204              12493             14610
12/12               23299                       24233                     20352              13236             15510

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.



--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------

FOR THE PERIOD         0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/08 - 12/31/08        170             9              0            0
01/01/09 - 12/31/09         93             3              0            0
01/01/10 - 12/31/10        165             1              0            1
01/01/11 - 12/31/11        151             1              0            0
01/01/12 - 12/31/12        121             0              0            0


--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------

FOR THE PERIOD         0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/08 - 12/31/08         72             1              1            0
01/01/09 - 12/31/09        152             4              0            0
01/01/10 - 12/31/10         83             1              0            1
01/01/11 - 12/31/11        100             0              0            0
01/01/12 - 12/31/12        128             1              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDN - FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND

The First Trust Dow Jones Internet Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Internet Composite Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index represents companies that generate the majority of their revenues via the Internet. The Index was designed and is maintained according to a set of rules that were devised with the goal of providing clear and accurate views of the growing Internet market segment. The Index aims to consistently represent 80% of the float-adjusted Internet equity universe. The Index contains two sub-indexes, the Dow Jones Internet Commerce Index and the Dow Jones Internet Services Index. For its stock to be eligible for the "universe," a company must generate at least 50% of annual sales/revenues from the Internet, and be currently included in the Dow Jones U.S. Index. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was June 23, 2006.



---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------

                                                                           AVERAGE ANNUAL                 CUMULATIVE
                                                                            TOTAL RETURNS                TOTAL RETURNS
                                                           1 Year      5 Years       Inception      5 Years      Inception
                                                           Ended        Ended       (09/27/05)       Ended       (09/27/05)
                                                          12/31/12     12/31/12     to 12/31/12     12/31/12    to 12/31/12

FUND PERFORMANCE
NAV                                                       20.85%        9.32%        10.84%        56.15%        95.89%
Market Value                                              20.66%        9.19%        10.81%        55.23%        95.59%

INDEX PERFORMANCE
Dow Jones Internet Composite Index(SM)                    21.64%        9.93%        11.46%        60.58%       103.15%
S&P 500(R) Index                                          16.00%        1.66%         4.38%         8.59%        32.36%
S&P Composite 1500 Information Technology Index           14.75%        3.65%         7.44%        19.65%        59.85%
---------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 22.)
        )


PERFORMANCE REVIEW

The Fund generated an NAV return of 20.85% during the 12-month period covered by this report. During the same period, the benchmark S&P Composite 1500 Information Technology Index generated a return of 14.75%. The Internet & Catalog Retail industry, part of the Consumer Discretionary sector, was the top-performing industry in the Fund (+46.8%). Expedia, Inc. (+115.6%), Amazon.com, Inc (+44.9%), Netflix, Inc. (+33.6%), and priceline.com, Inc. (+32.6%) were standout performers from the industry. The Internet Software & Services industry, part of the Information Technology sector, led all other industries in the Fund in contribution to total return (+9.8% contribution). The strong contribution was a result of the industry being the heaviest-weighted in the Fund (+48.8% average weight) and solid performance for the year (+19.8%). eBay, Inc. (+68.1%) and Rackspace Hosting, Inc. (+73.3%) were the top-performers from the Internet Software & Services industry. The Fund's exposure to the Internet & Catalog Retail industry, which the benchmark does not have, was the main driver of the Fund's outperformance of its benchmark.


-----------
Dow Jones and Dow Jones Internet Composite Index(SM) are products of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC ("CME") and have been licensed for use by First Trust on behalf of the Fund. The Fund, based on the Dow Jones Internet Composite Index(SM), is not sponsored, endorsed, sold or promoted by CME, Dow Jones or their respective affiliates and CME, Dow Jones and their respective affiliates make no representation regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDN - FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND (CONTINUED)


--------------------------------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
--------------------------------------------------------------------------------

                                          % OF TOTAL
SECTOR                              LONG-TERM INVESTMENTS
Information Technology                       73.13%
Consumer Discretionary                       21.48
Financials                                    4.00
Health Care                                   1.39
                                            -------
      Total                                 100.00%
                                            =======

--------------------------------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
--------------------------------------------------------------------------------

                                          % OF TOTAL
SECURITY                            LONG-TERM INVESTMENTS
Google, Inc., Class A                         9.95%
Amazon.com, Inc.                              7.61
eBay, Inc.                                    6.45
priceline.com, Inc.                           5.13
Salesforce.com, Inc.                          4.45
Yahoo!, Inc.                                  4.39
Facebook, Inc., Class A                       3.49
Equinix, Inc.                                 3.31
Juniper Networks, Inc.                        3.28
Rackspace Hosting, Inc.                       3.14
                                             ------
      Total                                  51.20%
                                             ======


                              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                   JUNE 19, 2006 - DECEMBER 31, 2012

             First Trust                                                   S&P Composite 1500
          Dow Jones Internet     Dow Jones Internet     S&P 500(R)       Information Technology
            Index(SM) Fund      Composite Index(SM)       Index                   Index
06/06         $10000                 $10000             $10000                  $10000
12/06          11285                  11315              11554                   11574
06/07          12975                  13044              12358                   12716
12/07          12545                  12651              12189                   13360
06/08          11203                  11327              10736                   11638
12/08           7023                   7114               7679                    7629
06/09           9374                   9524               7922                    9506
12/09          12587                  12825               9711                   12286
06/10          11980                  12222               9065                   11055
12/10          17197                  17603              11174                   13776
06/11          18186                  18661              11847                   14115
12/11          16209                  16702              11410                   13930
06/12          17741                  18335              12493                   15702
12/12          19590                  20315              13236                   15985

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.



--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------

FOR THE PERIOD         0.00%-0.49%    0.50%-0.99%    1.00%-1.99%      >=2.00%
01/01/08 - 12/31/08        140             4              1              0
01/01/09 - 12/31/09        134             2              1              0
01/01/10 - 12/31/10        189             0              0              0
01/01/11 - 12/31/11        151             0              0              0
01/01/12 - 12/31/12        122             0              0              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------

FOR THE PERIOD         0.00%-0.49%    0.50%-0.99%    1.00%-1.99%      >=2.00%
01/01/08 - 12/31/08        105             2              1              0
01/01/09 - 12/31/09        112             3              0              0
01/01/10 - 12/31/10         63             0              0              0
01/01/11 - 12/31/11        101             0              0              0
01/01/12 - 12/31/12        128             0              0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDV - FIRST TRUST STRATEGIC VALUE INDEX FUND

The First Trust Strategic Value Index Fund (formerly known as First Trust DB Strategic Value Index Fund) (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Credit Suisse U.S. Value Index, Powered by HOLT(TM) (the "Index"). The Index is an equally-weighted index which measures the performance of fifty stocks which have the highest HOLT valuation score and meet liquidity and tradeability requirements. The HOLT valuation scoring model aims to convert accounting data into cash as measured by HOLT's proprietary CFROI(R) metric. The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was July 11, 2006.



---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------

                                                                          AVERAGE ANNUAL                 CUMULATIVE
                                                                           TOTAL RETURNS                TOTAL RETURNS
                                                          1 Year      5 Years       Inception      5 Years      Inception
                                                          Ended        Ended       (09/27/05)       Ended       (09/27/05)
                                                         12/31/12     12/31/12     to 12/31/12     12/31/12    to 12/31/12

FUND PERFORMANCE
NAV                                                       17.45%        2.62%         5.20%        13.78%        38.93%
Market Value                                              17.37%        2.49%         5.17%        13.09%        38.72%

INDEX PERFORMANCE
Credit Suisse U.S. Value Index, Powered by HOLT(TM)*      18.29%         N/A           N/A           N/A           N/A
S&P 500 Value Index                                       17.68%       -0.15%         2.09%        -0.73%        14.36%
S&P 500(R) Index                                          16.00%        1.66%         3.97%         8.59%        28.70%
---------------------------------------------------------------------------------------------------------------------------
        )

* On June 19, 2010, the Fund's underlying index changed from the Deutsche Bank CROCI(R) US+ Index(TM) to the Credit Suisse U.S. Value Index, Powered by HOLT(TM). The inception date of the Index was June 14, 2010. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period.

(See Notes to Fund Performance Overview on page 22.)


PERFORMANCE REVIEW

The Fund generated an NAV return of 17.45% during the 12-month period covered by this report. During the same period, the benchmark S&P 500 Value Index generated a return of 17.68%. The Financials sector contributed +8.4% to the Fund's total return to lead all other sectors. The Fund's Financials holdings returned +31.4% and comprised an average of and comprised an average of 28.5% of the Fund's weight during the reporting period. Insurance companies American International Group, Inc. (+52.2%) and of the Fund's weight during the reporting period. Insurance companies American International Group, Inc. (+52.2%) and Allstate Corp. (+50.2%), and Financial Services company Citigroup, Inc. (+50.6%) were the Fund's top performers from the Financials sector. The Information Technology sector was the Fund's worst-performing sector with a return of -0.1%. The Fund's exposure to the Computers & Peripherals industry was a particular drag. Within the industry, Hewlett-Packard Co., Dell, Inc., and SanDisk Corp. returned -39.9%, -29.6%, and -27.0%, respectively, while they were held in the Fund this reporting period, respectively.


----------
"Credit Suisse," "HOLT" and "Credit Suisse U.S. Value Index, Powered by HOLT(TM)," are trademarks of Credit Suisse Group AG, Credit Suisse Securities
(USA) LLC or one of their affiliates (collectively, "Credit Suisse"), and have been licensed for use for certain purposes by First Trust on behalf of the Fund. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY CREDIT SUISSE, AND CREDIT SUISSE MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, REGARDING THE ADVISABILITY OF INVESTING OR TRADING IN THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDV - FIRST TRUST STRATEGIC VALUE INDEX FUND (CONTINUED)


--------------------------------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
--------------------------------------------------------------------------------

                                          % OF TOTAL
SECTOR                              LONG-TERM INVESTMENTS
Financials                                   28.19%
Information Technology                       16.16
Energy                                       16.04
Health Care                                  13.75
Industrials                                  12.28
Consumer Discretionary                        6.00
Materials                                     5.56
Telecommunication Services                    2.02
                                            -------
      Total                                 100.00%
                                            =======


--------------------------------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
--------------------------------------------------------------------------------

                                          % OF TOTAL
 SECURITY                            LONG-TERM INVESTMENTS
Valero Energy Corp.                           2.26%
Ford Motor Co.                                2.26
Cisco Systems, Inc.                           2.24
Marathon Petroleum Corp.                      2.20
General Motors Co.                            2.19
BlackRock, Inc.                               2.15
Eaton Corp. PLC                               2.14
American International Group, Inc.            2.12
Cummins, Inc.                                 2.12
Dell, Inc.                                    2.12
                                             ------
      Total                                  21.80%
                                             ======


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                      AUGUST 19, 2003 - DECEMBER 31, 2012

          First Trust Strategic Value        S&P 500             S&P 500(R)
                   Index Fund              Value Index              Index
07/06               $10000                   $10000                $10000
12/06                11074                    11294                 11235
06/07                12444                    12126                 12016
12/07                12210                    11519                 11852
06/08                11253                     9671                 10440
12/08                 7665                     7002                  7467
06/09                 8640                     6903                  7703
12/09                10686                     8484                  9443
06/10                 9880                     8034                  8815
12/10                12185                     9765                 10866
06/11                13144                    10276                 11520
12/11                11827                     9718                 11095
06/12                12469                    10585                 12148
12/12                13890                    11436                 12871



Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.



--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------

FOR THE PERIOD          0.00%-0.49%    0.50%-0.99%     1.00%-1.99%     >=2.00%
01/01/08 - 12/31/08         115             3               2             0
01/01/09 - 12/31/09         139             3               0             0
01/01/10 - 12/31/10         152             0               0             0
01/01/11 - 12/31/11         129             0               0             0
01/01/12 - 12/31/12         147             0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------

FOR THE PERIOD          0.00%-0.49%    0.50%-0.99%     1.00%-1.99%     >=2.00%
01/01/08 - 12/31/08         126             7               0             0
01/01/09 - 12/31/09         107             3               0             0
01/01/10 - 12/31/10         100             0               0             0
01/01/11 - 12/31/11         123             0               0             0
01/01/12 - 12/31/12         103             0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FVI - FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

The First Trust Value Line(R) Equity Allocation Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Equity Allocation Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is designed to objectively identify and select those stocks from the 1,700-stock Value Line(R) universe across market capitalizations and investment styles for growth and value that appear to have the greatest potential for capital appreciation. The Index is rebalanced on a semi-annual basis in February and August. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was December 7, 2006.



---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------

                                                                          AVERAGE ANNUAL                 CUMULATIVE
                                                                           TOTAL RETURNS                TOTAL RETURNS
                                                          1 Year      5 Years       Inception      5 Years      Inception
                                                          Ended        Ended       (09/27/05)       Ended       (09/27/05)
                                                         12/31/12     12/31/12     to 12/31/12     12/31/12    to 12/31/12

FUND PERFORMANCE
NAV                                                        8.74%        0.41%         0.91%         2.07%         5.64%
Market Value                                               7.74%        0.17%         0.76%         0.85%         4.74%

INDEX PERFORMANCE
Value Line(R) Equity Allocation Index(TM)                  9.64%        1.33%         1.75%         6.86%        11.11%
Russell 3000(R) Index                                     16.42%        2.04%         2.54%        10.65%        16.43%
---------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 22.)
        )


PERFORMANCE REVIEW

The Fund generated an NAV return of 8.74% during the 12-month period covered by this report. During the same period, the benchmark Russell 3000(R) Index generated a return of 16.42%. The Consumer Discretionary sector topped all other sectors in the Fund in average weight (19.2%), performance (+22.7%), and contribution to total return (+4.2%). Over half of the sector's contribution came from the Specialty Retail industry, which had performance of +35.0% and a contribution of +2.3%. The Financials and Materials sectors also had solid performance with returns of +21.3% and +20.9%, respectively. The Telecommunication Services sector had the worst performance of any sector in the Fund. The Fund's holdings in the sector had a return of -13.7%; however, the sector's low average Fund weight (2.2%) limited its contribution to the Fund's return to -0.2%. Underperformance within the Information Technology sector was one cause of the Fund lagging its benchmark. The Fund's holdings in the sector underperformed the benchmark's constituents +1.5% vs. +13.9%. The combination of being underweight (12.1% vs. 15.9%) and underperforming (+21.3% vs. +26.2%) in the Financials sector was also a drag on the Fund's relative performance.

-----------
"Value Line(R)" and "Value Line(R) Equity Allocation Index" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) Equity Allocation Index, is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FVI - FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND (CONTINUED)


--------------------------------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
--------------------------------------------------------------------------------

                                          % OF TOTAL
SECTOR                              LONG-TERM INVESTMENTS
Consumer Discretionary                       18.06%
Energy                                       12.98
Financials                                   12.92
Health Care                                  12.73
Information Technology                       11.97
Industrials                                  10.94
Materials                                     6.91
Consumer Staples                              5.50
Utilities                                     4.75
Telecommunication Services                    3.24
                                            -------
      Total                                 100.00%
                                            =======

--------------------------------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
--------------------------------------------------------------------------------

                                          % OF TOTAL
SECURITY                            LONG-TERM INVESTMENTS
Eastman Chemical Co.                          1.46%
Murphy Oil Corp.                              1.43
TJX (The) Cos., Inc.                          1.38
Valero Energy Corp.                           1.38
Kroger (The) Co.                              1.36
SunTrust Banks, Inc.                          1.34
Baxter International, Inc.                    1.33
Eli Lilly & Co.                               1.33
Thermo Fisher Scientific, Inc.                1.31
Ensco PLC, Class A                            1.28
                                             ------
      Total                                  13.60%
                                             ======


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                      DECEMBER 5, 2006 - DECEMBER 31, 2012

           First Trust Value Line(R)     Value Line(R)         Russell
               Equity Allocation       Equity Allocation       3000(R)
                  Index Fund               Index(TM)            Index
 12/5/06            $10000                  $10000             $10000
 12/06                9890                    9897              10008
 06/07               10610                   10623              10720
 12/07               10350                   10398              10522
 06/08                9470                    9551               9360
 12/08                6681                    6772               6597
 06/09                7037                    7177               6874
 12/09                8962                    9192               8466
 06/10                8831                    9104               7954
 12/10               10741                   11125               9900
 06/11               10976                   11405              10529
 12/11                9714                   10132              10001
 06/12                9883                   10350              10933
 12/12               10563                   11109              11643


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.



--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------

FOR THE PERIOD          0.00%-0.49%   0.50%-0.99%     1.00%-1.99%      >=2.00%
01/01/08 - 12/31/08         110            5               0              1
01/01/09 - 12/31/09         110            3               0              0
01/01/10 - 12/31/10         156            0               0              0
01/01/11 - 12/31/11         146            1               0              0
01/01/12 - 12/31/12         124            1               0              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------

FOR THE PERIOD          0.00%-0.49%   0.50%-0.99%     1.00%-1.99%      >=2.00%
01/01/08 - 12/31/08         131            4               2              0
01/01/09 - 12/31/09         138            1               0              0
01/01/10 - 12/31/10          95            1               0              0
01/01/11 - 12/31/11         105            0               0              0
01/01/12 - 12/31/12         122            3               0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FVD - FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND

The First Trust Value Line(R) Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Dividend Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is designed to objectively identify and select those stocks from the universe of stocks which Value Line, Inc(R) gives a Safety(TM) Ranking of #1 or #2 in the Value Line(R) Safety(TM) Ranking System and have the potential to pay above-average dividends and achieve capital appreciation. The Index is rebalanced on a monthly basis. The Fund's shares are listed for trading on the NYSE Arca.



---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------

                                                                          AVERAGE ANNUAL                 CUMULATIVE
                                                                           TOTAL RETURNS                TOTAL RETURNS
                                                          1 Year      5 Years       Inception      5 Years      Inception
                                                          Ended        Ended       (09/27/05)       Ended      (09/27/05)
                                                         12/31/12     12/31/12     to 12/31/12     12/31/12    to 12/31/12

FUND PERFORMANCE
NAV                                                       11.17%        4.99%         7.61%         27.59%       98.86%
Market Value                                              10.15%        4.74%         7.51%         26.03%       97.04%

INDEX PERFORMANCE
Value Line(R) Dividend Index(TM)                          12.09%        5.81%          N/A          32.61%         N/A
S&P 500(R) Index                                          16.00%        1.66%         5.98%          8.59%       72.31%
Dow Jones U.S. Select Dividend Index(SM)                  10.84%        2.49%          N/A          13.09%         N/A
---------------------------------------------------------------------------------------------------------------------------

On December 15, 2006, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) Dividend Fund (the "Predecessor FVD Fund," a closed-end fund), which had an inception date of August 19, 2003. The inception date total returns at NAV include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVD Fund. The inception date of the Index was July 3, 2006. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (12/15/06) through period end (12/31/12) were 10.59% and 11.12% at NAV and
Market Value, respectively. That compares to an Index return of 14.90% for the same period. The average annual total returns for the period from the reorganization date (12/15/06) through period end (12/31/12) were 2.01% and 2.11% at NAV and Market Value, respectively. That compares to an Index return of 2.80% for the same period.

NAV and Market Value returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to December 15, 2006, NAV and Market Value returns assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVD Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE Amex) closing market price of the Predecessor FVD Fund.

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated an NAV return of 11.17% during the 12-month period covered by this report. During the same period, the benchmark S&P 500(R) Index generated a return of 16.00%. The Fund received strong performance from the Health Care (+19.3%), Industrials (+18.9%), and Financials (+17.6%) sectors. On the other side of the spectrum, the Telecommunication Services (+1.7%) and Utilities sectors (+2.0%) were the worst-performing sectors in the Fund. The Fund's overweight position in the weak-performing Utilities sector relative to the benchmark (23.2% vs. 3.5% average weight) was a major cause of the Fund lagging the benchmark. The Fund's relative performance also suffered by being underweight (11.5% vs. 14.6% average weight) and underperforming (+17.6% vs. +28.8%) the benchmark in the Financials sector.


----------
"Value Line(R)" and "Value Line(R) Dividend Index(TM)" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) Dividend Index(TM), is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FVD - FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (CONTINUED)


--------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
--------------------------------------------------------
                                          % OF TOTAL
SECTOR                              LONG-TERM INVESTMENTS
Utilities                                    25.52%
Consumer Staples                             17.07
Financials                                   10.97
Industrials                                  10.37
Information Technology                        9.75
Health Care                                   9.17
Consumer Discretionary                        6.75
Energy                                        5.51
Telecommunication Services                    2.45
Materials                                     2.44
                                            -------
      Total                                 100.00%
                                            =======

--------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
--------------------------------------------------------
                                          % OF TOTAL
SECURITY                            LONG-TERM INVESTMENTS
KKR & Co. L.P.                                0.64%
Weis Markets, Inc.                            0.63
Aqua America, Inc.                            0.62
Eaton Corp. PLC                               0.62
Enbridge, Inc.                                0.62
Erie Indemnity Co., Class A                   0.62
Kinder Morgan, Inc.                           0.62
Leggett & Platt, Inc.                         0.62
Walgreen Co.                                  0.62
Washington Post (The) Co., Class B            0.62
                                              -----
      Total                                   6.23%
                                              =====


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                      AUGUST 19, 2003 - DECEMBER 31, 2012

                 First Trust Value Line(R)   S&P 500(R)
                    Dividend Index Fund        Index
 08/03                    $10000              $10000
 12/03                     10612               11166
 06/04                     11244               11551
 12/04                     12605               12381
 06/05                     12987               12281
 12/05                     13435               12989
 06/06                     14208               13341
 12/06                     16137               15041
 06/07                     16571               16088
 12/07                     15586               15867
 06/08                     14067               13977
 12/08                     11818                9997
 06/09                     11676               10313
 12/09                     14132               12642
 06/10                     13725               11801
 12/10                     16404               14547
 06/11                     17738               15423
 12/11                     17885               14854
 06/12                     19017               16264
 12/12                     19882               17232


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------

FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%   1.00%-1.99%    >=2.00%
01/01/08 - 12/31/08        126              6             3            0
01/01/09 - 12/31/09        136              6             0            0
01/01/10 - 12/31/10        180              0             0            0
01/01/11 - 12/31/11        218              1             0            0
01/01/12 - 12/31/12        205              0             0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------

FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%   1.00%-1.99%    >=2.00%
01/01/08 - 12/31/08        105             11             2            0
01/01/09 - 12/31/09        107              3             0            0
01/01/10 - 12/31/10         72              0             0            0
01/01/11 - 12/31/11         33              0             0            0
01/01/12 - 12/31/12         44              1             0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FVL - FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND

The First Trust Value Line(R) 100 Exchange-Traded Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) 100 Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal-dollar weighted index that is designed to objectively identify and select 100 stocks from the universe of stocks to which Value Line(R) assigns a #1 ranking in the Value Line(R) Timeliness(TM) Ranking System (the "Ranking System"). At any one time only 100 stocks are assigned a #1 ranking in the Ranking System. The Index is rebalanced quarterly. The Fund's shares are listed for trading on the NYSE Arca.




---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------

                                                                          AVERAGE ANNUAL                 CUMULATIVE
                                                                           TOTAL RETURNS                TOTAL RETURNS
                                                          1 Year       5 Years      Inception      5 Years      Inception
                                                           Ended        Ended      (09/27/05)       Ended      (09/27/05)
                                                         12/31/12     12/31/12     to 12/31/12     12/31/12    to 12/31/12

FUND PERFORMANCE
NAV                                                        8.53%       -5.48%         2.99%        -24.56%       32.49%
Market Value                                               7.55%       -5.71%         2.89%        -25.49%       31.30%

INDEX PERFORMANCE
Value Line(R) 100 Index(TM)                                9.39%       -4.70%          N/A         -21.41%         N/A
Russell 3000(R) Index                                     16.42%        2.04%         6.46%         10.65%       81.79%
---------------------------------------------------------------------------------------------------------------------------

On June 15, 2007, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) 100 Fund (the "Predecessor FVL Fund," a closed-end fund), which had an inception date of June 12, 2003. The inception date total returns at NAV include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVL Fund. The inception date of the Index was January 16, 2007. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (06/15/07) through period end (12/31/12) were -25.89% for both NAV and Market Value. That compares to an Index return of -23.11% for that same period. The average annual total returns for the period from the reorganization date (6/15/07) through period end (12/31/12) were -6.38% for both NAV and Market Value. That compares to an Index return of -5.63% for the same period.

NAV and Market Value returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to June 15, 2007, NAV and Market Value returns assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVL Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE Amex) closing market price of the Predecessor FVL Fund.

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated an NAV return of 8.53% during the 12-month period covered by this report. During the same period, the benchmark Russell 3000(R) Index generated a return of 16.42%. The Health Care sector was the top-performing sector in the Fund with an annual return of +18.2%. Life Sciences company Cambrex Corp. was the best individual performer from the sector. The company returned +82.8% while held in the Fund this reporting period and contributed +0.8% to the Fund's total return. Due to being the heaviest-weighted sector in the Fund (29.0% average weight), the Consumer Discretionary sector was the top-contributing sector. The Fund's holdings in the sector returned +15.7% and contributed +3.1% to the Fund's total return. Cost Plus, Inc., the Fund's top individual performer and contributor, was a part of the sector. The company returned +124.7% while held in the Fund during the reporting period and contributed +1.1% to the Fund's total return. On a relative basis, the Fund underperformed its benchmark. One reason was that the Fund's holdings in the Information Technology underperformed the benchmark's constituents in the sector -1.5% vs. +13.9%. The cause of the underperformance was the weak performance of the Fund's holdings in the Semiconductor (-33.1%), Electronic Equipment (-17.6%), and IT Services (-10.4%) industries. The Fund's relative performance also suffered due to being underweight (3.6% vs. 15.9% average weight) and underperforming (+10.1% vs. +26.2%) in the Financials sector.


---------
"Value Line(R)" and "Value Line(R) 100 Index(TM)" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) 100 Index(TM), is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FVL - FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (CONTINUED)


--------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
--------------------------------------------------------
                                          % OF TOTAL
SECTOR                              LONG-TERM INVESTMENTS
Consumer Discretionary                       34.75%
Industrials                                  13.77
Financials                                   10.85
Information Technology                        9.32
Health Care                                   9.20
Materials                                     9.16
Energy                                        6.00
Consumer Staples                              5.94
Utilities                                     1.01
                                            -------
      Total                                 100.00%
                                            =======

--------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
--------------------------------------------------------
                                          % OF TOTAL
SECURITY                            LONG-TERM INVESTMENTS
Canadian Pacific Railway Ltd.                 1.24%
Apogee Enterprises, Inc.                      1.19
Equifax, Inc.                                 1.19
AMN Healthcare Services, Inc.                 1.17
Eagle Materials, Inc.                         1.16
CoStar Group, Inc.                            1.14
Carriage Services, Inc., Class A              1.12
PPG Industries, Inc.                          1.12
Equinix, Inc.                                 1.11
Flowserve Corp.                               1.10
                                             ------
      Total                                  11.54%
                                             ======


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       JUNE 12, 2003 - DECEMBER 31, 2012

                 First Trust Value Line(R)    Russell 3000(R)
                 100 Exchange-Traded Fund          Index
 08/03                    $10000                  $10000
 12/03                     11073                   11367
 06/04                     11427                   11775
 12/04                     12519                   12725
 06/05                     12649                   12724
 12/05                     14003                   13504
 06/06                     14305                   13940
 12/06                     14647                   15626
 06/07                     16357                   16737
 12/07                     17563                   16429
 06/08                     16063                   14614
 12/08                      9081                   10300
 06/09                      8728                   10732
 12/09                     10238                   13219
 06/10                     10150                   12419
 12/10                     13259                   15457
 06/11                     14011                   16439
 12/11                     12209                   15615
 06/12                     12550                   17070
 12/12                     13250                   18178


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------

FOR THE PERIOD         0.00%-0.49%   0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/08 - 12/31/08        115            4              4            0
01/01/09 - 12/31/09         67            5              0            0
01/01/10 - 12/31/10        149            0              0            0
01/01/11 - 12/31/11        137            2              0            0
01/01/12 - 12/31/12         73            0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------

FOR THE PERIOD         0.00%-0.49%   0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/08 - 12/31/08        122            4              4            0
01/01/09 - 12/31/09        176            4              0            0
01/01/10 - 12/31/10        103            0              0            0
01/01/11 - 12/31/11        111            2              0            0
01/01/12 - 12/31/12        177            0              0            0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Value") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and Market Value returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Value, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future results.

FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2012 (UNAUDITED)


As a shareholder of First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust Morningstar Dividend Leaders(SM) Index Fund, First Trust US IPO Index Fund, First Trust NYSE Arca Biotechnology Index Fund, First Trust Dow Jones Internet Index(SM) Fund, First Trust Strategic Value Index Fund, First Trust Value Line(R) Equity Allocation Index Fund, First Trust Value Line(R) Dividend Index Fund, First Trust Value Line(R) 100 Exchange-Traded Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2012.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.





------------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                  July 1, 2012      December 31, 2012      PERIOD (a)          PERIOD (b)
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND
Actual                                              $1,000.00           $1,088.60             0.60%               $3.15
Hypothetical (5% return before expenses)            $1,000.00           $1,022.12             0.60%               $3.05

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS(SM) INDEX FUND
Actual                                              $1,000.00           $1,008.00             0.45%               $2.27
Hypothetical (5% return before expenses)            $1,000.00           $1,022.87             0.45%               $2.29

FIRST TRUST US IPO INDEX FUND
Actual                                              $1,000.00           $1,145.10             0.60%               $3.24
Hypothetical (5% return before expenses)            $1,000.00           $1,022.12             0.60%               $3.05

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND
Actual                                              $1,000.00           $1,050.20             0.60%               $3.09
Hypothetical (5% return before expenses)            $1,000.00           $1,022.12             0.60%               $3.05

FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND
Actual                                              $1,000.00           $1,104.20             0.60%               $3.17
Hypothetical (5% return before expenses)            $1,000.00           $1,022.12             0.60%               $3.05

FIRST TRUST STRATEGIC VALUE INDEX FUND
Actual                                              $1,000.00           $1,114.00             0.65%               $3.45
Hypothetical (5% return before expenses)            $1,000.00           $1,021.87             0.65%               $3.30

FIRST TRUST EXCHANGE-TRADED FUND

DECEMBER 31, 2012 (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                  July 1, 2012      December 31, 2012      PERIOD (a)          PERIOD (b)
------------------------------------------------------------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND
Actual                                              $1,000.00           $1,068.80             0.70%               $3.64
Hypothetical (5% return before expenses)            $1,000.00           $1,021.62             0.70%               $3.56

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND
Actual                                              $1,000.00           $1,045.50             0.70%               $3.60
Hypothetical (5% return before expenses)            $1,000.00           $1,021.62             0.70%               $3.56

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND
Actual                                              $1,000.00           $1,055.80             0.70%               $3.62
Hypothetical (5% return before expenses)            $1,000.00           $1,021.62             0.70%               $3.56

(a)  These expense ratios reflect expense caps.
(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1, 2012 through December 31, 2012), multiplied by 184/366 (to reflect the one-half year period)

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 0.8%
     5,456  Astronics Corp. (a)               $      124,833
    25,083  Kratos Defense & Security
               Solutions, Inc. (a)                   126,168
     4,567  LMI Aerospace, Inc. (a)                   88,326
                                              --------------
                                                     339,327
                                              --------------
            AIR FREIGHT & LOGISTICS -- 0.5%
    25,347  Air Transport Services Group,
               Inc. (a)                              101,641
     4,231  Park-Ohio Holdings Corp. (a)              90,163
                                              --------------
                                                     191,804
                                              --------------
            AIRLINES -- 0.7%
    24,752  Hawaiian Holdings, Inc. (a)              162,621
    19,174  Republic Airways Holdings,
                Inc. (a)                             108,908
                                              --------------
                                                     271,529
                                              --------------
            AUTO COMPONENTS -- 0.7%
    14,990  Spartan Motors, Inc.                      73,900
    11,157  Superior Industries
                International, Inc.                  227,603
                                              --------------
                                                     301,503
                                              --------------
            BEVERAGES -- 0.1%
    26,556  Central European Distribution
               Corp. (a)                              57,627
                                              --------------
            BUILDING PRODUCTS -- 1.4%
     8,978  AAON, Inc.                               187,371
     4,681  American Woodmark Corp. (a)              130,225
    21,961  Griffon Corp.                            251,673
                                              --------------
                                                     569,269
                                              --------------
            CAPITAL MARKETS -- 3.5%
     9,819  Calamos Asset Management,
               Inc., Class A                         103,787
     1,234  Diamond Hill Investment Group, Inc.       83,739
    14,219  Duff & Phelps Corp., Class A             222,101
    12,035  FXCM, Inc., Class A                      121,192
    15,710  HFF, Inc., Class A                       234,079
    16,728  KBW, Inc.                                255,938
     6,543  Manning & Napier, Inc.                    82,442
     7,835  Piper Jaffray Cos., Inc. (a)             251,739
    13,619  SWS Group, Inc. (a)                       72,045
                                              --------------
                                                   1,427,062
                                              --------------
            CHEMICALS -- 2.5%
     8,476  Arabian American Development
               Co. (a)                                70,436
    21,345  Flotek Industries, Inc. (a)              260,409
     4,417  Hawkins, Inc.                            170,673
    12,386  Landec Corp. (a)                         117,543
    22,511  Omnova Solutions, Inc. (a)               157,802
    10,785  Zep, Inc.                                155,735
    13,238  Zoltek Cos., Inc. (a)                    102,595
                                              --------------
                                                   1,035,193
                                              --------------


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMERCIAL BANKS -- 16.4%
     3,778  American National Bankshares,
                Inc.                          $       76,278
    11,473  Ameris Bancorp (a)                       143,298
     5,783  Arrow Financial Corp.                    144,286
    14,668  Bancorp (The), Inc. (a)                  160,908
     8,419  Banner Corp.                             258,716
     5,421  Bryn Mawr Bank Corp.                     120,726
    14,109  Cardinal Financial Corp.                 229,553
     7,145  City Holding Co.                         249,003
    16,841  CoBiz Financial, Inc.                    125,802
     9,153  Eagle Bancorp, Inc. (a)                  182,785
     7,960  Enterprise Financial Services
                Corp.                                104,037
     6,176  Financial Institutions, Inc.             115,059
    36,308  First Busey Corp.                        168,832
    10,981  First California Financial Group,
               Inc. (a)                               84,773
     7,353  First Community Bancshares, Inc.         117,427
     5,484  First Financial Corp.                    165,836
     4,887  FNB United Corp. (a)                      56,689
     6,919  Heartland Financial USA, Inc.            180,932
     7,759  Hudson Valley Holding Corp.              120,808
    12,871  Lakeland Bancorp, Inc.                   131,027
     7,873  Lakeland Financial Corp.                 203,438
     3,454  Mercantile Bank Corp.                     56,991
     8,036  MetroCorp Bancshares, Inc. (a)            88,316
    21,953  Oriental Financial Group, Inc.           293,073
     4,892  Peoples Bancorp, Inc.                     99,944
    12,101  Renasant Corp.                           231,613
     5,347  Republic Bancorp, Inc., Class A          112,982
    14,322  S&T Bancorp, Inc.                        258,799
     6,291  S.Y. Bancorp, Inc.                       141,044
    11,994  Sandy Spring Bancorp, Inc.               232,924
     8,018  Simmons First National Corp.,
               Class A                               203,336
     7,615  Southside Bancshares, Inc.               160,372
     8,805  Southwest Bancorp, Inc. (a)               98,616
    11,128  StellarOne Corp.                         157,350
    14,910  Sterling Bancorp                         135,830
     5,535  Tompkins Financial Corp.                 219,407
    15,004  TowneBank                                232,412
     6,394  TriCo Bancshares                         107,100
     9,755  Union First Market Bankshares
               Corp.                                 153,836
    11,878  Virginia Commerce Bancorp,
               Inc. (a)                              106,308
     6,703  Washington Trust Bancorp, Inc.           176,356
     9,291  West Coast Bancorp                       205,796
    29,876  Wilshire Bancorp, Inc. (a)               175,372
                                              --------------
                                                   6,787,990
                                              --------------
            COMMERCIAL SERVICES &
               SUPPLIES -- 2.5%
    54,483  ACCO Brands Corp. (a)                    399,905
     4,334  Intersections, Inc.                       41,086
     5,911  Multi-Color Corp.                        141,805
     7,360  Standard Parking Corp. (a)               161,847
     7,000  TMS International Corp.,
               Class A (a)                            87,640
     8,120  US Ecology, Inc.                         191,145
                                              --------------
                                                   1,023,428
                                              --------------


                        See Notes to Financial Statements                Page 25

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            COMMUNICATIONS EQUIPMENT
              -- 2.3%
     6,038  Anaren, Inc. (a)                  $      117,439
     7,964  Black Box Corp.                          193,844
    13,128  CalAmp Corp. (a)                         109,225
    12,699  Digi International, Inc. (a)             120,259
    43,495  Extreme Networks, Inc. (a)               158,322
    19,692  Symmetricom, Inc. (a)                    113,623
     8,034  Telular Corp.                             76,082
     2,555  TESSCO Technologies, Inc.                 56,568
                                              --------------
                                                     945,362
                                              --------------
            CONSTRUCTION & ENGINEERING
              -- 1.8%
     4,577  Argan, Inc.                               82,386
     9,559  Layne Christensen Co. (a)                231,997
     4,089  Michael Baker Corp.                      101,939
     9,956  MYR Group, Inc. (a)                      221,521
     4,519  Northwest Pipe Co. (a)                   107,823
                                              --------------
                                                     745,666
                                              --------------
            CONSTRUCTION MATERIALS -- 0.7%
    34,268  Headwaters, Inc. (a)                     293,334
                                              --------------
            CONTAINERS & PACKAGING -- 0.3%
     1,970  AEP Industries, Inc. (a)                 116,683
                                              --------------
            DIVERSIFIED TELECOMMUNICATION
              SERVICES -- 2.4%
    14,363  Cbeyond, Inc. (a)                        129,841
    17,689  Consolidated Communications
              Holdings, Inc.                         281,609
     3,519  Hawaiian Telcom Holdco, Inc. (a)          68,620
     7,591  IDT Corp., Class B                        72,418
    23,909  InContact, Inc. (a)                      123,849
    14,589  Neutral Tandem, Inc.                      37,494
    21,390  Premiere Global Services,
              Inc. (a)                               209,194
     5,557  Primus Telecommunications
              Group, Inc.                             60,405
                                              --------------
                                                     983,430
                                              --------------
            ELECTRIC UTILITIES -- 0.4%
     6,235  Unitil Corp.                             161,611
                                              --------------
            ELECTRICAL EQUIPMENT -- 0.3%
     8,186  Global Power Equipment
              Group, Inc.                            140,390
                                              --------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
              & COMPONENTS -- 3.0%
     6,824  Agilysys, Inc. (a)                        57,117
     6,891  Badger Meter, Inc.                       326,702
     9,478  Electro Rent Corp.                       145,772
    14,127  GSI Group, Inc. (a)                      122,340
     7,385  Measurement Specialties, Inc. (a)        253,749
    15,530  Mercury Systems, Inc. (a)                142,876
     5,861  Richardson Electronics Ltd.               66,346
     8,880  Zygo Corp. (a)                           139,416
                                              --------------
                                                   1,254,318
                                              --------------

SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            ENERGY EQUIPMENT & SERVICES
               -- 1.9%
    12,480  Matrix Service Co. (a)            $      143,520
     5,814  Mitcham Industries, Inc. (a)              79,245
     5,939  Natural Gas Services Group,
               Inc. (a)                               97,518
    29,877  Pioneer Energy Services Corp. (a)        216,907
     4,153  RigNet, Inc. (a)                          84,846
    15,116  Tesco Corp. (a)                          172,171
                                              --------------
                                                     794,207
                                              --------------
            FOOD & STAPLES RETAILING -- 1.2%
     4,752  Chefs' Warehouse (The), Inc. (a)          75,129
     6,661  Ingles Markets, Inc., Class A            114,969
    13,414  Roundy's, Inc.                            59,692
    10,479  Spartan Stores, Inc.                     160,957
     2,717  Village Super Market, Inc.,
                Class A                               89,281
                                              --------------
                                                     500,028
                                              --------------
            FOOD PRODUCTS -- 0.5%
     6,125  Calavo Growers, Inc.                     154,411
     3,836  John B. Sanfilippo & Son, Inc.            69,739
                                              --------------
                                                     224,150
                                              --------------
            GAS UTILITIES -- 0.5%
     4,621  Chesapeake Utilities Corp.               209,793
                                              --------------
            HEALTH CARE EQUIPMENT &
              SUPPLIES -- 2.5%
    16,843  AngioDynamics, Inc. (a)                  185,105
     5,456  Anika Therapeutics, Inc. (a)              54,233
    13,997  Invacare Corp.                           228,151
    14,427  Natus Medical, Inc. (a)                  161,294
     5,897  PhotoMedex, Inc. (a)                      85,565
    25,335  RTI Biologics, Inc. (a)                  108,180
     6,837  Vascular Solutions, Inc. (a)             108,025
     2,662  Young Innovations, Inc.                  104,909
                                              --------------
                                                   1,035,462
                                              --------------
            HEALTH CARE PROVIDERS &
              SERVICES -- 4.9%
     4,000  Almost Family, Inc.                       81,040
     9,494  Assisted Living Concepts, Inc.,
               Class A                                92,567
    13,722  Gentiva Health Services, Inc. (a)        137,906
    16,344  Healthways, Inc. (a)                     174,881
    25,666  Kindred Healthcare, Inc. (a)             277,706
     7,119  LHC Group, Inc. (a)                      151,635
    14,202  PharMerica Corp. (a)                     202,236
     6,164  Providence Service Corp. (a)             104,726
     9,653  Skilled Healthcare Group, Inc.,
               Class A (a)                            61,490
    28,119  Sunrise Senior Living, Inc. (a)          404,351
     9,137  Triple-S Management Corp.,
               Class B (a)                           168,760
     5,716  U.S. Physical Therapy, Inc.              157,419
                                              --------------
                                                   2,014,717
                                              --------------


Page 26                 See Notes to Financial Statements

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            HEALTH CARE TECHNOLOGY -- 0.2%
     9,105  Epocrates, Inc. (a)               $       80,306
                                              --------------
            HOTELS, RESTAURANTS & LEISURE
               -- 4.8%
       580  Biglari Holdings, Inc. (a)               226,212
     8,654  Bravo Brio Restaurant Group,
               Inc. (a)                              116,223
    45,153  Denny's Corp. (a)                        220,347
     2,860  Einstein Noah Restaurant
               Group, Inc.                            34,921
    37,249  Jamba, Inc. (a)                           83,438
    31,309  Krispy Kreme Doughnuts, Inc. (a)         293,678
     9,548  Marcus (The) Corp.                       119,063
    13,631  Multimedia Games Holding Co.,
               Inc. (a)                              200,512
     6,246  Red Robin Gourmet Burgers,
               Inc. (a)                              220,421
    28,821  Ruby Tuesday, Inc. (a)                   226,533
    17,111  Ruth's Hospitality Group,
               Inc. (a)                              124,397
    10,358  Town Sports International
               Holdings, Inc.                        110,313
                                              --------------
                                                   1,976,058
                                              --------------
            HOUSEHOLD DURABLES -- 2.9%
    15,228  American Greetings Corp., Class A        257,201
     3,088  Cavco Industries, Inc. (a)               154,338
     2,734  Flexsteel Industries, Inc.                58,644
    46,514  Hovnanian Enterprises, Inc.,
               Class A (a)                           325,598
     9,965  Libbey, Inc. (a)                         192,823
    24,097  Sealy Corp. (a)                           52,290
     7,296  Skullcandy, Inc. (a)                      56,836
    11,210  Zagg, Inc. (a)                            82,506
                                              --------------
                                                   1,180,236
                                              --------------
            INSURANCE -- 1.2%
     4,235  American Safety Insurance
               Holdings Ltd. (a)                      80,126
     8,760  AMERISAFE, Inc. (a)                      238,710
     1,086  National Western Life Insurance
               Co., Class A                          171,306
                                              --------------
                                                     490,142
                                              --------------
            INTERNET & CATALOG RETAIL
               -- 0.8%
    13,746  Nutrisystem, Inc.                        112,580
    10,626  Orbitz Worldwide, Inc. (a)                28,903
     6,776  Overstock.com, Inc. (a)                   96,964
     9,637  PetMed Express, Inc.                     106,971
                                              --------------
                                                     345,418
                                              --------------
            INTERNET SOFTWARE & SERVICES
               -- 1.8%
    24,127  Dice Holdings, Inc. (a)                  221,486
    15,951  Perficient, Inc. (a)                     187,903
     3,577  Travelzoo, Inc. (a)                       67,927
    43,823  United Online, Inc.                      244,970
                                              --------------
                                                     722,286
                                              --------------

SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            IT SERVICES -- 2.0%
     6,847 Computer Task Group, Inc. (a) $ 124,821 32,077 Global Cash Access Holdings,
               Inc. (a)                              251,484
    12,921  Hackett Group (The), Inc.                 55,302
    11,872  TNS, Inc. (a)                            246,106
     9,707  Virtusa Corp. (a)                        159,486
                                              --------------
                                                     837,199
                                              --------------
            LEISURE EQUIPMENT & PRODUCTS
               -- 0.5%
    34,194  Callaway Golf Co.                        222,261
                                              --------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 0.4%
    14,384  Cambrex Corp. (a)                        163,690
                                              --------------
            MACHINERY -- 4.8%
     4,380  Alamo Group, Inc.                        142,963
    12,951  Altra Holdings, Inc.                     285,570
     9,391  Columbus McKinnon Corp. (a)              155,139
     6,182  Dynamic Materials Corp.                   85,930
    30,005  Federal Signal Corp. (a)                 228,338
    21,644  Flow International Corp. (a)              75,754
     5,771  FreightCar America, Inc.                 129,386
     4,812  Graham Corp.                              93,834
    13,933  John Bean Technologies Corp.             247,589
     5,452  Kadant, Inc. (a)                         144,533
     4,592  L.B. Foster Co., Class A                 199,476
     8,183  Lydall, Inc. (a)                         117,344
     8,210  NN, Inc. (a)                              75,204
                                              --------------
                                                   1,981,060
                                              --------------
            MEDIA -- 0.7%
     8,566  Carmike Cinemas, Inc. (a)                128,490
     9,330  Global Sources Ltd. (a)                   60,459
    17,042  Journal Communications, Inc.,
               Class A (a)                            92,197
                                              --------------
                                                     281,146
                                              --------------
            METALS & MINING -- 0.3%
     3,324  Universal Stainless & Alloy
               Products, Inc. (a)                    122,223
                                              --------------
            MULTILINE RETAIL -- 0.2%
     4,305  Gordmans Stores, Inc. (a)                 64,661
                                              --------------
            OIL, GAS & CONSUMABLE
               FUELS -- 1.4%
     1,016  Adams Resources & Energy, Inc.            35,631
    10,206  Crimson Exploration, Inc. (a)             27,964
    26,536  Penn Virginia Corp.                      117,024
    19,098  Resolute Energy Corp. (a)                155,267
    27,862  VAALCO Energy, Inc. (a)                  241,006
                                              --------------
                                                     576,892
                                              --------------
            PAPER & FOREST PRODUCTS -- 1.0%
     7,639  Neenah Paper, Inc.                       217,482
    22,332  Wausau Paper Corp.                       193,395
                                              --------------
                                                     410,877
                                              --------------


                        See Notes to Financial Statements                Page 27

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            PERSONAL PRODUCTS -- 0.6%
     6,581  Medifast, Inc. (a)                $      173,672
     4,404  Nature's Sunshine Products, Inc.          63,770
                                              --------------
                                                     237,442
                                              --------------
            PHARMACEUTICALS -- 1.0%
     5,341  Hi-Tech Pharmacal Co., Inc.              186,828
     8,387  Obagi Medical Products, Inc. (a)         113,979
     2,384  Pernix Therapeutics Holdings (a)          18,476
    24,748  SciClone Pharmaceuticals,
               Inc. (a)                              106,664
                                              --------------
                                                     425,947
                                              --------------
            PROFESSIONAL SERVICES -- 2.5%
     3,040  Barrett Business Services, Inc.          115,794
    24,101  CBIZ, Inc. (a)                           142,437
     6,707  CDI Corp.                                114,891
     9,190  GP Strategies Corp. (a)                  189,773
     9,407  ICF International, Inc. (a)              220,500
    19,973  Resources Connection, Inc.               238,478
                                              --------------
                                                   1,021,873
                                              --------------
            REAL ESTATE INVESTMENT TRUSTS
                -- 1.7%
    30,551  CapLease, Inc.                           170,169
    35,191  Kite Realty Group Trust                  196,718
    24,041  RAIT Financial Trust                     135,831
    22,234  Summit Hotel Properties, Inc.            211,223
                                              --------------
                                                     713,941
                                              --------------
            ROAD & RAIL -- 2.1%
    11,475  Arkansas Best Corp.                      109,586
    10,003  Celadon Group, Inc.                      180,754
     7,442  Marten Transport Ltd.                    136,859
    10,576  Quality Distribution, Inc. (a)            63,456
     7,727  Saia, Inc. (a)                           178,648
    31,672  Student Transportation, Inc.             194,466
                                              --------------
                                                     863,769
                                              --------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 1.9%
    16,966  Advanced Energy Industries,
               Inc. (a)                              234,300
    13,243  Integrated Silicon Solution,
               Inc. (a)                              119,187
     7,362  Intermolecular, Inc. (a)                  65,522
    29,119  Photronics, Inc. (a)                     173,549
    15,579  Rudolph Technologies, Inc. (a)           209,538
                                              --------------
                                                     802,096
                                              --------------
            SOFTWARE -- 1.5%
    23,586  Actuate Corp. (a)                        132,082
    11,502  American Software, Inc., Class A          89,255
    15,389  EPIQ Systems, Inc.                       196,671
     8,220  TeleNav, Inc. (a)                         65,596
    13,891  VASCO Data Security
               International, Inc. (a)               113,351
                                              --------------
                                                     596,955
                                              --------------
            SPECIALTY RETAIL -- 3.3%
     3,888  America's Car-Mart, Inc. (a)             157,542
     8,108  Big 5 Sporting Goods Corp.               106,215


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            SPECIALTY RETAIL (CONTINUED)
    20,364  Casual Male Retail Group,
                Inc. (a)                      $       85,529
     7,299  Citi Trends, Inc. (a)                    100,434
     5,861  Destination Maternity Corp.              126,363
    11,447  MarineMax, Inc. (a)                      102,336
    13,280  New York & Co., Inc. (a)                  50,597
    41,782  OfficeMax, Inc.                          407,792
     6,898  Shoe Carnival, Inc.                      141,340
    13,266  Stein Mart, Inc.                         100,026
                                              --------------
                                                   1,378,174
                                              --------------
            TEXTILES, APPAREL & LUXURY
               GOODS -- 0.8%
    11,354  Maidenform Brands, Inc. (a)              221,289
     5,790  Perry Ellis International, Inc.          115,221
                                              --------------
                                                     336,510
                                              --------------
            THRIFTS & MORTGAGE FINANCE
               -- 5.8%
    11,999  Berkshire Hills Bancorp, Inc.            286,296
     5,185  Bofi Holding, Inc. (a)                   144,506
    13,892  Dime Community Bancshares, Inc.          192,960
     5,062  Federal Agricultural Mortgage
               Corp., Class C                        164,515
     7,960  First Financial Holdings, Inc.           104,117
     9,412  Flagstar Bancorp, Inc. (a)               182,593
    13,989  Flushing Financial Corp.                 214,591
     5,606  HomeStreet, Inc. (a)                     143,233
     8,239  OceanFirst Financial Corp.               113,286
    19,574  Provident New York Bancorp               182,234
    45,245  TrustCo Bank Corp.                       238,894
     8,812  United Financial Bancorp, Inc.           138,525
     8,171  Walker & Dunlop, Inc. (a)                136,129
     3,829  WSFS Financial Corp.                     161,775
                                              --------------
                                                   2,403,654
                                              --------------
            TOBACCO -- 0.4%
    39,681  Alliance One International,
               Inc. (a)                              144,439
                                              --------------
            TRADING COMPANIES &
              DISTRIBUTORS -- 1.9%
    12,308  Aceto Corp.                              123,573
     6,935  CAI International, Inc. (a)              152,223
    13,881  H&E Equipment Services, Inc.             209,187
     7,816  Houston Wire & Cable Co.                  95,902
     9,772  SeaCube Container Leasing Ltd.           184,202
                                              --------------
                                                     765,087
                                              --------------
            WATER UTILITIES -- 0.8%
     7,589  Middlesex Water Co.                      148,441
     6,200  SJW Corp.                                164,920
                                              --------------
                                                     313,361
                                              --------------
            WIRELESS TELECOMMUNICATION
              SERVICES -- 0.9%
     7,438  NTELOS Holdings Corp.                     97,512
    10,717  Shenandoah Telecommunications Co.        164,078
    10,568  USA Mobility, Inc.                       123,434
                                              --------------
                                                     385,024
                                              --------------


Page 28                 See Notes to Financial Statements

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

DECEMBER 31, 2012


            DESCRIPTION                                VALUE
------------------------------------------------------------
            TOTAL INVESTMENTS -- 100.0%       $   41,266,610
            (Cost $38,053,172) (b)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                    14,764
                                              --------------
            NET ASSETS -- 100.0%              $   41,281,374
                                              ==============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $38,547,492. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $4,588,499 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,869,381.

------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS               LEVEL 1          LEVEL 2          LEVEL 3
---------------------------------------------------------------------
Common Stocks*        $  41,266,610    $          --    $          --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2012.


                        See Notes to Financial Statements                Page 29

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS(SM) INDEX FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS -- 99.9%
            AEROSPACE & DEFENSE -- 4.1%
   124,294  Lockheed Martin Corp.             $   11,471,093
    72,562  Northrop Grumman Corp.                 4,903,740
   103,855  Raytheon Co.                           5,977,894
                                              --------------
                                                  22,352,727
                                              --------------
            CAPITAL MARKETS -- 0.2%
    40,930  Federated Investors, Inc.,
               Class B                               828,014
     8,329  Greenhill & Co., Inc.                    433,025
                                              --------------
                                                   1,261,039
                                              --------------
            CHEMICALS -- 0.1%
    27,164  Olin Corp.                               586,471
                                              --------------
            COMMERCIAL BANKS -- 0.5%
    16,844  Bank of Hawaii Corp.                     741,978
    14,660  Community Bank System, Inc.              401,098
     6,954  Park National Corp.                      449,437
    24,206  Trustmark Corp.                          543,667
    20,829  United Bankshares, Inc.                  506,561
                                              --------------
                                                   2,642,741
                                              --------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 2.0%
    15,492  Deluxe Corp.                             499,462
    13,640  HNI Corp.                                410,019
   252,659  Pitney Bowes, Inc.                     2,688,292
   186,141  R.R. Donnelley & Sons Co.              1,675,269
   166,645  Waste Management, Inc.                 5,622,602
                                              --------------
                                                  10,895,644
                                              --------------
            COMPUTERS & PERIPHERALS -- 0.8%
   140,296  Seagate Technology PLC                 4,276,222
                                              --------------
            CONTAINERS & PACKAGING -- 0.5%
    10,360  Greif, Inc., Class A                     461,020
    24,393  Packaging Corp. of America               938,399
    37,010  Sonoco Products Co.                    1,100,307
                                              --------------
                                                   2,499,726
                                              --------------
            DIVERSIFIED CONSUMER SERVICES
               -- 0.4%
   105,187  H&R Block, Inc.                        1,953,323
     7,124  Strayer Education, Inc.                  400,155
                                              --------------
                                                   2,353,478
                                              --------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 19.4%
 1,601,374  AT&T, Inc.                            53,982,317
 1,195,525  Verizon Communications, Inc.          51,730,367
                                              --------------
                                                 105,712,684
                                              --------------
            ELECTRIC UTILITIES -- 19.8%
    14,488  ALLETE, Inc.                             593,718
   192,337  American Electric Power Co., Inc.      8,208,943
   305,220  Duke Energy Corp.                     19,473,036
    84,037  Entergy Corp.                          5,357,359


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            ELECTRIC UTILITIES (CONTINUED)
   547,220  Exelon Corp.                      $   16,274,323
   204,563  FirstEnergy Corp.                      8,542,551
    43,677  Hawaiian Electric Industries,
               Inc.                                1,098,040
   131,270  NextEra Energy, Inc.                   9,082,571
    99,123  Northeast Utilities                    3,873,727
   114,827  Pepco Holdings, Inc.                   2,251,757
    42,663  Pinnacle West Capital Corp.            2,174,960
    27,294  Portland General Electric Co.            746,764
   260,605  PPL Corp.                              7,461,121
   359,454  Southern (The) Co.                    15,388,226
    21,813  UIL Holdings Corp.                       781,123
    15,443  UNS Energy Corp.                         655,092
    53,532  Westar Energy, Inc.                    1,532,086
   175,479  Xcel Energy, Inc.                      4,687,044
                                              --------------
                                                 108,182,441
                                              --------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 0.1%
    26,114  Molex, Inc., Class A                     582,864
                                              --------------
            FOOD & STAPLES RETAILING -- 1.0%
   180,280  Sysco Corp.                            5,707,665
                                              --------------
            FOOD PRODUCTS -- 0.7%
     1,461  Cal-Maine Foods, Inc.                     58,761
   122,291  ConAgra Foods, Inc.                    3,607,585
                                              --------------
                                                   3,666,346
                                              --------------
            GAS UTILITIES -- 1.0%
    49,596  AGL Resources, Inc.                    1,982,352
    32,335  Atmos Energy Corp.                     1,135,605
     7,903  Laclede Group (The), Inc.                305,135
    10,043  Northwest Natural Gas Co.                443,901
    24,819  Piedmont Natural Gas Co., Inc.           777,083
    19,118  WGL Holdings, Inc.                       749,234
                                              --------------
                                                   5,393,310
                                              --------------
            HEALTH CARE EQUIPMENT &
              SUPPLIES -- 0.0%
    14,320  Meridian Bioscience, Inc.                289,980
                                              --------------
            HOUSEHOLD DURABLES -- 0.3%
    55,838  Leggett & Platt, Inc.                  1,519,910
                                              --------------
            HOUSEHOLD PRODUCTS -- 1.9%
   122,238  Kimberly-Clark Corp.                  10,320,554
                                              --------------
            INSURANCE -- 0.5%
     3,000  American National Insurance Co.          204,870
    43,068  Arthur J. Gallagher & Co.              1,492,306
    19,251  Mercury General Corp.                    764,072
    13,121  OneBeacon Insurance Group Ltd.,
              Class A                                182,382
    13,103  Tower Group, Inc.                        232,841
                                              --------------
                                                   2,876,471
                                              --------------
            IT SERVICES -- 0.7%
   114,675  Paychex, Inc.                          3,570,980
                                              --------------


Page 30                 See Notes to Financial Statements

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS(SM) INDEX FUND

DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            LEISURE EQUIPMENT &
               PRODUCTS -- 1.0%
    40,522  Hasbro, Inc.                      $    1,454,740
   104,533  Mattel, Inc.                           3,827,998
                                              --------------
                                                   5,282,738
                                              --------------
            MACHINERY -- 0.1%
    27,490  Harsco Corp.                             646,015
                                              --------------
            MEDIA -- 0.1%
    14,570  Meredith Corp.                           501,936
                                              --------------
            METALS & MINING -- 3.0%
    99,881  Cliffs Natural Resources, Inc.         3,851,411
    36,533  Commercial Metals Co.                    542,880
   330,760  Freeport-McMoRan Copper
               & Gold, Inc.                       11,311,992
    60,839  Steel Dynamics, Inc.                     835,320
                                              --------------
                                                  16,541,603
                                              --------------
            MULTI-UTILITIES -- 7.4%
    40,874  Alliant Energy Corp.                   1,794,777
    26,280  Avista Corp.                             633,611
    16,629  Black Hills Corp.                        604,298
   158,067  CenterPoint Energy, Inc.               3,042,790
    93,926  CMS Energy Corp.                       2,289,916
   114,664  Consolidated Edison, Inc.              6,368,438
    63,399  DTE Energy Co.                         3,807,110
    35,959  Integrys Energy Group, Inc.            1,877,779
   111,334  NiSource, Inc.                         2,771,103
    14,467  NorthWestern Corp.                       502,439
   174,631  PG&E Corp.                             7,016,674
    51,516  SCANA Corp.                            2,351,190
    68,407  Sempra Energy                          4,852,793
    97,475  TECO Energy, Inc.                      1,633,681
    35,686  Vectren Corp.                          1,049,168
                                              --------------
                                                  40,595,767
                                              --------------
            OIL, GAS & CONSUMABLE
               FUELS -- 6.7%
   501,258  ConocoPhillips                        29,067,951
   271,165  Spectra Energy Corp.                   7,424,498
                                              --------------
                                                  36,492,449
                                              --------------
            PERSONAL PRODUCTS -- 0.2%
    65,296  Avon Products, Inc.                      937,651
                                              --------------
            PHARMACEUTICALS -- 24.7%
   619,822  Bristol-Myers Squibb Co.              20,199,999
   375,713  Eli Lilly & Co.                       18,530,165
   757,550  Johnson & Johnson                     53,104,255
 1,052,057  Merck & Co., Inc.                     43,071,214
                                              --------------
                                                 134,905,633
                                              --------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 0.5%
    78,132  Microchip Technology, Inc.             2,546,322
                                              --------------
            SOFTWARE -- 0.6%
   138,536  CA, Inc.                               3,045,021
                                              --------------


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            THRIFTS & MORTGAGE FINANCE
               -- 1.4%
   171,292  Hudson City Bancorp, Inc.         $    1,392,604
   308,413  New York Community Bancorp, Inc.       4,040,210
   165,507  People's United Financial, Inc.        2,000,980
    17,688  Provident Financial Services,
               Inc.                                  263,905
                                              --------------
                                                   7,697,699
                                              --------------
            TOBACCO -- 0.1%
     8,499  Universal Corp.                          424,185
                                              --------------
            TRADING COMPANIES &
               DISTRIBUTORS -- 0.1%
    19,117  Tal International Group, Inc.            695,476
                                              --------------
            TOTAL INVESTMENTS -- 99.9%           545,003,748
            (Cost $528,593,928) (a)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.1%                   513,197
                                              --------------
            NET ASSETS -- 100.0%              $  545,516,945
                                              ==============

(a) Aggregate cost for federal income tax purposes is $530,895,057. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $27,477,857 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $13,369,166.


------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS               LEVEL 1          LEVEL 2          LEVEL 3
---------------------------------------------------------------------
Common Stocks*        $ 545,003,748    $          --    $          --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2012.


                        See Notes to Financial Statements                Page 31

FIRST TRUST US IPO INDEX FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS -- 99.9%
            AEROSPACE & DEFENSE -- 0.8%
     8,366  Exelis, Inc.                      $       94,285
     2,211  Huntington Ingalls Industries,
                Inc.                                  95,825
                                              --------------
                                                     190,110
                                              --------------
            AIRLINES -- 0.2%
     3,159  Spirit Airlines, Inc. (a)                 55,977
                                              --------------
            AUTO COMPONENTS -- 2.9%
     8,146  Allison Transmission Holdings,
              Inc. (b)                               166,342
    14,161  Delphi Automotive PLC (a)                541,658
                                              --------------
                                                     708,000
                                              --------------
            AUTOMOBILES -- 8.9%
    69,838  General Motors Co. (a)                 2,013,430
     5,074  Tesla Motors, Inc. (a)                   171,856
                                              --------------
                                                   2,185,286
                                              --------------
            BUILDING PRODUCTS -- 0.9%
     7,261  Fortune Brands Home & Security,
              Inc. (a)                               212,166
                                              --------------
            CAPITAL MARKETS -- 1.4%
     5,798  Apollo Global Management LLC,
              Class A (c)                            100,653
     1,927  Carlyle Group L.P. (The) (c)              50,160
     2,111  Financial Engines, Inc. (a)               58,580
     4,842  LPL Financial Holdings, Inc.             136,351
                                              --------------
                                                     345,744
                                              --------------
            CHEMICALS -- 0.3%
     6,224  PetroLogistics L.P. (c)                   84,273
                                              --------------
            COMMERCIAL BANKS -- 1.2%
     4,212  BankUnited, Inc.                         102,941
     5,840  First Republic Bank                      191,435
                                              --------------
                                                     294,376
                                              --------------
            COMMERCIAL SERVICES & SUPPLIES
              -- 0.5%
     6,183  KAR Auction Services, Inc.               125,144
                                              --------------
            COMMUNICATIONS EQUIPMENT
              -- 0.7%
     3,053  Palo Alto Networks, Inc. (a)             163,397
                                              --------------
            COMPUTERS & PERIPHERALS
              -- 0.4%
     4,271  Fusion-io, Inc. (a)                       97,934
                                              --------------
            CONTAINERS & PACKAGING -- 0.3%
     5,026  Berry Plastics Group, Inc. (a)            80,818
                                              --------------
            DIVERSIFIED FINANCIAL SERVICES
              -- 0.5%
     3,891  CBOE Holdings, Inc.                      114,629
                                              --------------
            ELECTRICAL EQUIPMENT -- 2.2%
     5,308  Babcock & Wilcox (The) Co.               139,069
     3,038  Generac Holdings, Inc.                   104,234


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            ELECTRICAL EQUIPMENT (CONTINUED)
     7,962  Sensata Technologies Holding
               N.V. (a)                       $      258,606
     3,260  Solarcity Corp. (a)                       38,892
                                              --------------
                                                     540,801
                                              --------------
            ENERGY EQUIPMENT & SERVICES
               -- 0.4%
     3,862  Forum Energy Technologies,
               Inc. (a)                               95,585
                                              --------------
            FOOD & STAPLES RETAILING -- 0.4%
     2,148  Fresh Market (The), Inc. (a)             103,297
                                              --------------
            FOOD PRODUCTS -- 7.5%
     3,962  Dole Food Co., Inc. (a)                   45,444
    26,426  Kraft Foods Group, Inc.                1,201,590
     9,054  Mead Johnson Nutrition Co.               596,568
                                              --------------
                                                   1,843,602
                                              --------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 1.1%
     9,895  CareFusion Corp. (a)                     282,799
                                              --------------
            HEALTH CARE PROVIDERS &
               SERVICES -- 3.0%
    19,751  HCA Holdings, Inc.                       595,887
     6,267  Select Medical Holdings Corp.             59,098
     3,005  Team Health Holdings, Inc. (a)            86,454
                                              --------------
                                                     741,439
                                              --------------
            HOTELS, RESTAURANTS & LEISURE
               -- 3.4%
     5,402  Bloomin' Brands, Inc. (a)                 84,488
    15,614  Burger King Worldwide, Inc.              256,694
     4,707  Dunkin' Brands Group, Inc.               156,178
     7,402  Hyatt Hotels Corp., Class A (a)          285,495
     1,539  Marriott Vacations Worldwide
               Corp. (a)                              64,130
                                              --------------
                                                     846,985
                                              --------------
            INSURANCE -- 1.1%
     4,756  First American Financial Corp.           114,572
     2,514  Primerica, Inc.                           75,445
     5,312  Symetra Financial Corp.                   68,950
                                              --------------
                                                     258,967
                                              --------------
            INTERNET & CATALOG RETAIL -- 2.4%
    29,135  Groupon, Inc. (a) (b)                    142,179
     3,706  HomeAway, Inc. (a)                        81,532
     2,419  HSN, Inc.                                133,238
     5,777  TripAdvisor, Inc. (a)                    242,403
                                              --------------
                                                     599,352
                                              --------------
            INTERNET SOFTWARE & SERVICES
               -- 10.3%
     3,732  AOL, Inc.                                110,504
     2,252  Cornerstone OnDemand, Inc. (a)            66,502
    88,630  Facebook, Inc., Class A (a)            2,360,217
                                              --------------
                                                   2,537,223
                                              --------------


Page 32                 See Notes to Financial Statements

FIRST TRUST US IPO INDEX FUND

DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            IT SERVICES -- 2.2%
     5,889  Booz Allen Hamilton Holding
               Corp.                          $       81,975
     3,770  FleetCor Technologies, Inc. (a)          202,261
     3,029  InterXion Holding NV (a)                  71,969
     9,517  Vantiv, Inc., Class A (a)                194,337
                                              --------------
                                                     550,542
                                              --------------
            MACHINERY -- 1.3%
     4,308  Rexnord Corp. (a)                         91,760
     8,286  Xylem, Inc.                              224,551
                                              --------------
                                                     316,311
                                              --------------
            MEDIA -- 1.3%
     2,672  AMC Networks, Inc., Class A (a)          132,264
     2,767  Madison Square Garden (The)
               Co., Class A (a)                      122,717
     7,585  Pandora Media, Inc. (a) (b)               69,630
                                              --------------
                                                     324,611
                                              --------------
            METALS & MINING -- 0.2%
     3,120  SunCoke Energy, Inc. (a)                  48,641
                                              --------------
            MULTILINE RETAIL -- 2.6%
    14,659  Dollar General Corp. (a)                 646,315
                                              --------------
            OIL, GAS & CONSUMABLE FUELS
               -- 22.7%
     2,724  Cloud Peak Energy, Inc. (a)               52,655
    18,309  Cobalt International Energy,
               Inc. (a)                              449,669
    46,234  Kinder Morgan, Inc.                    1,633,447
    17,345  Kosmos Energy Ltd. (a)                   214,211
     5,718  Laredo Petroleum Holdings,
               Inc. (a)                              103,839
    15,125  Marathon Petroleum Corp.                 952,875
     4,099  Northern Tier Energy L.P. (c)            104,279
     4,163  Oasis Petroleum, Inc. (a)                132,383
    27,908  Phillips 66                            1,481,915
     7,942  QEP Resources, Inc.                      240,404
     1,894  Targa Resources Corp.                    100,079
     8,883  WPX Energy, Inc. (a)                     132,179
                                              --------------
                                                   5,597,935
                                              --------------
            PROFESSIONAL SERVICES -- 3.5%
    16,150  Nielsen Holdings N.V. (a)                494,029
     7,439  Verisk Analytics, Inc.,
                Class A (a)                          379,389
                                              --------------
                                                     873,418
                                              --------------
            REAL ESTATE INVESTMENT TRUSTS
               -- 0.7%
     7,068  American Realty Capital
               Trust, Inc.                            81,635
     7,803  CYS Investments, Inc.                     92,154
                                              --------------
                                                     173,789
                                              --------------
            REAL ESTATE MANAGEMENT &
               DEVELOPMENT -- 1.7%
     1,694  Howard Hughes (The) Corp. (a)            123,696
     6,245  Realogy Holdings Corp. (a)               262,040
     1,285  Zillow, Inc., Class A (a) (b)             35,659
                                              --------------
                                                     421,395
                                              --------------


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 1.7%
    11,071  Freescale Semiconductor
               Ltd. (a) (b)                   $      121,892
    11,228  NXP Semiconductors N.V. (a)              296,082
                                              --------------
                                                     417,974
                                              --------------
            SOFTWARE -- 4.7%
     7,133  Fortinet, Inc. (a)                       150,292
     2,470  Guidewire Software, Inc. (a)              73,408
     3,195  NetSuite, Inc. (a)                       215,024
     3,830  QLIK Technologies, Inc. (a)               83,188
     5,574  ServiceNow, Inc. (a)                     167,387
     3,323  Solarwinds, Inc. (a)                     174,291
     4,398  Splunk, Inc. (a)                         127,630
     3,518  SS&C Technologies Holdings,
               Inc. (a)                               81,336
    32,851  Zynga, Inc., Class A (a)                  77,857
                                              --------------
                                                   1,150,413
                                              --------------
            SPECIALTY RETAIL -- 1.5%
     2,406  Five Below, Inc. (a)                      77,089
     4,429  GNC Holdings, Inc., Class A              147,397
     1,692  Restoration Hardware Holdings,
               Inc. (a) (b)                           57,071
     1,345  Vitamin Shoppe, Inc. (a)                  77,149
                                              --------------
                                                     358,706
                                              --------------
            TEXTILES, APPAREL & LUXURY
               GOODS -- 2.1%
     8,908  Michael Kors Holdings Ltd. (a)           454,575
     3,026  Tumi Holdings, Inc. (a)                   63,092
                                              --------------
                                                     517,667
                                              --------------
            THRIFTS & MORTGAGE FINANCE
               -- 0.8%
     5,379  EverBank Financial Corp.                  80,201
     4,032  Nationstar Mortgage Holdings,
               Inc. (a)                              124,911
                                              --------------
                                                     205,112
                                              --------------
            TRADING COMPANIES & DISTRIBUTORS
               -- 0.9%
     4,433  Air Lease Corp. (a)                       95,309
     4,660  MRC Global, Inc. (a)                     129,455
                                              --------------
                                                     224,764
                                              --------------
            WATER UTILITIES -- 1.2%
     7,883  American Water Works Co., Inc.           292,696
                                              --------------
            TOTAL COMMON STOCKS -- 99.9%          24,628,193
            (Cost $22,283,664)                --------------

            COLLATERAL FOR SECURITIES ON LOAN
               -- 1.3%
            MONEY MARKET FUND -- 0.2%
    65,554  Goldman Sachs Financial Square
               Treasury Instruments Fund -
               Institutional Class
               - 0.001% (d)                           65,554
              (Cost $65,554)                  --------------


                        See Notes to Financial Statements                Page 33

FIRST TRUST US IPO INDEX FUND

DECEMBER 31, 2012


 PRINCIPAL
   VALUE    DESCRIPTION                                VALUE
------------------------------------------------------------
            REPURCHASE AGREEMENT -- 1.1%
$ 262,962   JPMorgan Chase & Co., 0.08% (d),
               dated 12/31/12, due 01/02/13,
               with a maturity value of
               $262,962. Collateralized by
               U.S. Treasury Note, interest
               rate of 0.75%, due 10/31/17.
               The value of the collateral
               including accrued interest
               is $268,184.                   $      262,962
              (Cost $262,962)                 --------------

            TOTAL COLLATERAL FOR SECURITIES
               ON LOAN -- 1.3%                       328,516
              (Cost $328,516)                 --------------

            TOTAL INVESTMENTS -- 101.2%           24,956,709
            (Cost $22,612,180) (e)
            NET OTHER ASSETS AND
               LIABILITIES -- (1.2)%                (297,328)
                                              --------------
            NET ASSETS -- 100.0%              $   24,659,381
                                              ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan. (See Note 2C - Securities Lending in the Notes to Financial Statements). The aggregate market value of such securities is $324,099 and the total value of the collateral held by the Fund is $328,516.

(c)   Master Limited Partnership ("MLP").

(d)   Interest rate shown reflects yield as of December 31, 2012.

(e) Aggregate cost for federal income tax purposes is $23,250,119. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,486,508 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $779,918.


------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS               LEVEL 1          LEVEL 2          LEVEL 3
---------------------------------------------------------------------
Common Stocks*        $  24,628,193    $          --    $          --
Money Market Fund            65,554               --               --
Repurchase
   Agreement                     --          262,962               --
                      -----------------------------------------------
Total Investment      $  24,693,747    $     262,962    $          --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2012.


Page 34                 See Notes to Financial Statements

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS -- 99.4%
            BIOTECHNOLOGY -- 69.0%
   108,552  Alexion Pharmaceuticals,
               Inc. (a)                      $    10,183,263
   133,852  Amgen, Inc.                           11,554,105
    80,225  Biogen Idec, Inc. (a)                 11,766,601
   276,138  BioMarin Pharmaceutical, Inc. (a)     13,599,796
   149,510  Celgene Corp. (a)                     11,769,427
 2,696,077  Dendreon Corp. (a) (b)                14,235,287
   175,370  Gilead Sciences, Inc. (a)             12,880,926
   802,249  ImmunoGen, Inc. (a) (b)               10,228,675
   677,912  Incyte Corp. (a) (b)                  11,260,118
 1,261,975  InterMune, Inc. (a)                   12,228,538
   428,108  Myriad Genetics, Inc. (a)             11,665,943
    73,738  Regeneron Pharmaceuticals,
               Inc. (a)                           12,614,360
   212,780  United Therapeutics Corp. (a)         11,366,708
   232,458  Vertex Pharmaceuticals, Inc. (a)       9,749,288
                                              --------------
                                                 165,103,035
                                              --------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 26.7%
 3,279,275  Affymetrix, Inc. (a) (b)              10,395,302
   250,189  Illumina, Inc. (a) (b)                13,908,006
   238,148  Life Technologies Corp. (a)           11,688,304
   677,263  QIAGEN N.V. (a) (b)                   12,292,323
 3,335,498  Sequenom, Inc. (a) (b)                15,743,551
                                              --------------
                                                  64,027,486
                                              --------------
            PHARMACEUTICALS -- 3.7%
 1,193,643  Nektar Therapeutics (a) (b)            8,844,895
                                              --------------
            TOTAL COMMON STOCKS -- 99.4%         237,975,416
            (Cost $256,048,665)               --------------

            COLLATERAL FOR SECURITIES ON LOAN
               -- 18.4%
            MONEY MARKET FUND -- 3.7%
 8,780,014  Goldman Sachs Financial Square
               Treasury Instruments Fund -
               Institutional Class
               - 0.001% (c)                        8,780,014
              (Cost $8,780,014)               --------------

 PRINCIPAL
   VALUE
-----------
            REPURCHASE AGREEMENT -- 14.7%
$35,220,221 JPMorgan Chase & Co., 0.08% (c),
               dated 12/31/12, due 01/02/13,
               with a maturity value of
               $35,220,300. Collateralized by
               U.S. Treasury Note, interest
               rate of 0.75%, due 10/31/17.
               The value of the collateral
               including accrued interest
               is $35,919,593.                    35,220,221
              (Cost $35,220,221)              --------------

            TOTAL COLLATERAL FOR SECURITIES
               ON LOAN - 18.4%                    44,000,235
              (Cost $44,000,235)              --------------


            DESCRIPTION                                VALUE
------------------------------------------------------------
            TOTAL INVESTMENTS -- 117.8%       $  281,975,651
            (Cost $300,048,900) (d)
            NET OTHER ASSETS AND
               LIABILITIES -- (17.8)%            (42,530,470)
                                              --------------
            NET ASSETS -- 100.0%              $  239,445,181
                                              ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan. (See Note 2C - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $43,826,344 and the total value of the collateral held by the Fund is $44,000,235.

(c)   Interest rate shown reflects yield as of December 31, 2012.

(d) Aggregate cost for federal income tax purposes is $323,823,118. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $22,990,601 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $64,838,068.


------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS               LEVEL 1          LEVEL 2          LEVEL 3
---------------------------------------------------------------------
Common Stocks*        $ 237,975,416    $          --    $          --
Money Market Fund         8,780,014               --               --
Repurchase
   Agreement                     --       35,220,221               --
                      -----------------------------------------------
Total Investment      $ 246,755,430    $  35,220,221    $          --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2012.


                        See Notes to Financial Statements                Page 35

FIRST TRUST DOW JONES INTERNET INDEX(SM) INDEX FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS -- 99.9%
            CAPITAL MARKETS -- 4.0%
 1,138,888  E*TRADE Financial Corp. (a)       $   10,193,048
   721,346  TD Ameritrade Holding Corp.           12,125,826
                                              --------------
                                                  22,318,874
                                              --------------
            COMMUNICATIONS EQUIPMENT
               -- 5.7%
   928,523  Juniper Networks, Inc. (a)            18,264,047
   214,184  NETGEAR, Inc. (a)                      8,443,133
 2,955,071  Sonus Networks, Inc. (a)               5,023,621
                                              --------------
                                                  31,730,801
                                              --------------
            HEALTH CARE TECHNOLOGY -- 1.4%
   821,831  Allscripts Healthcare Solutions,
               Inc. (a)                            7,741,648
                                              --------------
            INTERNET & CATALOG RETAIL
               -- 21.5%
   168,984  Amazon.com, Inc. (a)                  42,438,642
   236,276  Expedia, Inc.                         14,519,160
 1,587,000  Groupon, Inc. (a)                      7,744,560
   146,853  Netflix, Inc. (a)                     13,625,021
    46,017  priceline.com, Inc. (a)               28,585,761
   305,656  TripAdvisor, Inc. (a)                 12,825,326
                                              --------------
                                                 119,738,470
                                              --------------
            INTERNET SOFTWARE & SERVICES
               -- 52.7%
   394,444  Akamai Technologies, Inc. (a)         16,136,704
   197,760  Cornerstone OnDemand, Inc. (a)         5,839,853
   267,184  DealerTrack Technologies,
               Inc. (a)                            7,673,524
   360,871  Digital River, Inc. (a)                5,192,934
   902,779  EarthLink, Inc.                        5,831,952
   704,252  eBay, Inc. (a)                        35,930,937
    89,491  Equinix, Inc. (a)                     18,453,044
   730,497  Facebook, Inc., Class A (a)           19,453,135
    78,171  Google, Inc., Class A (a)             55,452,162
   261,140  IAC/InterActiveCorp                   12,351,922
   249,675  j2 Global, Inc.                        7,635,061
   143,118  LinkedIn Corp., Class A (a)           16,432,809
 1,007,114  Monster Worldwide, Inc. (a)            5,659,981
   147,991  OpenTable, Inc. (a)                    7,221,961
   235,803  Rackspace Hosting, Inc. (a)           17,513,089
   925,766  United Online, Inc.                    5,175,032
   406,082  ValueClick, Inc. (a)                   7,882,052
   392,276  VeriSign, Inc. (a)                    15,228,154
   264,269  Vocus, Inc. (a)                        4,592,995
 1,230,095  Yahoo!, Inc. (a)                      24,478,891
                                              --------------
                                                 294,136,192
                                              --------------
            IT SERVICES -- 1.3%
   698,602  Sapient Corp. (a)                      7,377,237
                                              --------------
            SOFTWARE -- 13.3%
   163,117  Concur Technologies, Inc. (a)         11,013,660
   326,533  Ebix, Inc.                             5,247,385
   136,753  NetSuite, Inc. (a)                     9,203,477
   147,735  Salesforce.com, Inc. (a)              24,834,254


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            SOFTWARE (CONTINUED)
   536,942  TIBCO Software, Inc. (a)          $   11,818,093
   235,269  Virnetx Holding Corp. (a)              6,888,676
   362,441  Websense, Inc. (a)                     5,451,113
                                              --------------
                                                  74,456,658
                                              --------------
            TOTAL INVESTMENTS -- 99.9%           557,499,880
            (Cost $520,460,065) (b)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.1%                   381,664
                                              --------------
            NET ASSETS -- 100.0%              $  557,881,544
                                              ==============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $533,393,187. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $70,481,093 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $46,374,400.

------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS               LEVEL 1          LEVEL 2          LEVEL 3
---------------------------------------------------------------------
Common Stocks*        $ 557,499,880    $          --    $          --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2012.


Page 36                 See Notes to Financial Statements

FIRST TRUST STRATEGIC VALUE INDEX FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS -- 99.9%
            AEROSPACE & DEFENSE -- 4.0%
     9,392  General Dynamics Corp.            $      650,584
    11,344  Raytheon Co.                             652,961
                                              --------------
                                                   1,303,545
                                              --------------
            AUTOMOBILES -- 4.4%
    56,958  Ford Motor Co.                           737,606
    24,836  General Motors Co. (a)                   716,022
                                              --------------
                                                   1,453,628
                                              --------------
            BIOTECHNOLOGY -- 2.1%
     8,779  Celgene Corp. (a)                        691,083
                                              --------------
            CAPITAL MARKETS -- 8.3%
     3,398  BlackRock, Inc.                          702,401
     5,152  Goldman Sachs Group (The), Inc.          657,189
    35,759  Morgan Stanley                           683,712
    14,040  State Street Corp.                       660,020
                                              --------------
                                                   2,703,322
                                              --------------
            CHEMICALS -- 2.0%
     3,153  CF Industries Holdings, Inc.             640,564
                                              --------------
            COMMERCIAL BANKS -- 2.1%
    44,521  Fifth Third Bancorp                      676,274
                                              --------------
            COMMUNICATIONS EQUIPMENT
               -- 4.3%
    37,212  Cisco Systems, Inc.                      731,216
    10,775  QUALCOMM, Inc.                           668,265
                                              --------------
                                                   1,399,481
                                              --------------
            COMPUTERS & PERIPHERALS
               -- 6.1%
    68,254  Dell, Inc.                               691,413
    45,171  Hewlett-Packard Co.                      643,687
    21,460  Seagate Technology PLC                   654,101
                                              --------------
                                                   1,989,201
                                              --------------
            DIVERSIFIED FINANCIAL SERVICES
               -- 4.1%
    16,908  Citigroup, Inc.                          668,880
    15,169  JPMorgan Chase & Co.                     666,981
                                              --------------
                                                   1,335,861
                                              --------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 2.0%
    16,899  CenturyLink, Inc.                        661,089
                                              --------------
            ELECTRICAL EQUIPMENT -- 2.1%
    12,901  Eaton Corp. PLC                          699,234
                                              --------------
            ENERGY EQUIPMENT & SERVICES
               -- 3.9%
    11,002  Ensco PLC, Class A                       652,199
     8,913  National Oilwell Varco, Inc.             609,203
                                              --------------
                                                   1,261,402
                                              --------------


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 1.9%
    16,808  St. Jude Medical, Inc.            $      607,441
                                              --------------
            HEALTH CARE PROVIDERS &
               SERVICES -- 7.7%
    14,597  Aetna, Inc.                              675,841
     8,541  Humana, Inc.                             586,169
    11,535  UnitedHealth Group, Inc.                 625,658
    10,628  WellPoint, Inc.                          647,458
                                              --------------
                                                   2,535,126
                                              --------------
            INSURANCE -- 11.9%
    12,463  Aflac, Inc.                              662,035
    16,572  Allstate (The) Corp.                     665,697
    19,639  American International Group,
               Inc. (a)                              693,257
    18,569  MetLife, Inc.                            611,663
    11,209  Prudential Financial, Inc.               597,776
     9,270  Travelers (The) Cos., Inc.               665,771
                                              --------------
                                                   3,896,199
                                              --------------
            MACHINERY -- 6.1%
     7,385  Caterpillar, Inc.                        661,549
     6,383  Cummins, Inc.                            691,598
     7,555  Deere & Co.                              652,903
                                              --------------
                                                   2,006,050
                                              --------------
            METALS & MINING -- 3.6%
    16,120  Freeport-McMoRan Copper &
               Gold, Inc.                            551,304
    13,412  Newmont Mining Corp.                     622,853
                                              --------------
                                                   1,174,157
                                              --------------
            MULTILINE RETAIL -- 1.5%
    11,803  Kohl's Corp.                             507,293
                                              --------------
            OIL, GAS & CONSUMABLE FUELS
               -- 12.2%
     7,854  Apache Corp.                             616,539
    20,841  Marathon Oil Corp.                       638,985
    11,416  Marathon Petroleum Corp.                 719,208
    10,714  Murphy Oil Corp.                         638,019
     8,174  Occidental Petroleum Corp.               626,210
    21,639  Valero Energy Corp.                      738,323
                                              --------------
                                                   3,977,284
                                              --------------
            PHARMACEUTICALS -- 2.0%
    13,335  Eli Lilly & Co.                          657,682
                                              --------------
            REAL ESTATE INVESTMENT TRUSTS
               -- 1.8%
    42,458  Annaly Capital Management, Inc.          596,110
                                              --------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 4.0%
    20,722  Broadcom Corp., Class A                  688,178
    29,947  Intel Corp.                              617,806
                                              --------------
                                                   1,305,984
                                              --------------


                        See Notes to Financial Statements                Page 37

FIRST TRUST STRATEGIC VALUE INDEX FUND

DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            SOFTWARE -- 1.8%
    21,769  Microsoft Corp.                   $      581,885
                                              --------------
            TOTAL INVESTMENTS -- 99.9%            32,659,895
            (Cost $30,779,668) (b)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.1%                    47,295
                                              --------------
            NET ASSETS -- 100.0%              $   32,707,190
                                              ==============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $31,205,642. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,897,534 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,443,281.

------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS               LEVEL 1          LEVEL 2          LEVEL 3
---------------------------------------------------------------------
Common Stocks*        $  32,659,895    $          --    $          --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2012.


Page 38                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 1.8%
       247  Cubic Corp.                       $       11,848
       297  Moog, Inc., Class A (a)                   12,186
       662  Northrop Grumman Corp.                    44,738
                                              --------------
                                                      68,772
                                              --------------
            AIRLINES -- 0.5%
     1,961  Southwest Airlines Co.                    20,081
                                              --------------
            AUTO COMPONENTS -- 1.3%
       627  Cooper Tire & Rubber Co.                  15,901
       435  Dorman Products, Inc.                     15,373
     1,400  Goodyear Tire & Rubber (The)
               Co. (a)                                19,334
                                              --------------
                                                      50,608
                                              --------------
            AUTOMOBILES -- 0.4%
       383  Thor Industries, Inc.                     14,336
                                              --------------
            BEVERAGES -- 1.0%
       314  Brown-Forman Corp., Class B               19,860
       411  Molson Coors Brewing Co.,
               Class B                                17,587
                                              --------------
                                                      37,447
                                              --------------
            BIOTECHNOLOGY -- 0.5%
       329  United Therapeutics Corp. (a)             17,575
                                              --------------
            CAPITAL MARKETS -- 1.0%
     1,662  American Capital Ltd. (a) (b)             19,944
       856  SEI Investments Co.                       19,979
                                              --------------
                                                      39,923
                                              --------------
            CHEMICALS -- 5.3%
       467  Agrium, Inc.                              46,658
       218  CF Industries Holdings, Inc.              44,289
       832  Eastman Chemical Co.                      56,618
       330  Georgia Gulf Corp.                        13,622
        82  NewMarket Corp.                           21,500
       286  Westlake Chemical Corp.                   22,680
                                              --------------
                                                     205,367
                                              --------------
            COMMERCIAL BANKS -- 3.2%
     1,808  CapitalSource, Inc. (b)                   13,705
       967  Old National Bancorp                      11,478
     6,481  Regions Financial Corp.                   46,145
     1,827  SunTrust Banks, Inc.                      51,795
                                              --------------
                                                     123,123
                                              --------------
            COMMERCIAL SERVICES &
               SUPPLIES -- 1.7%
       429  Deluxe Corp.                              13,831
       697  Geo Group (The), Inc.                     19,655
     1,823  R.R. Donnelley & Sons Co.                 16,407
     1,329  Steelcase, Inc., Class A                  16,932
                                              --------------
                                                      66,825
                                              --------------


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMUNICATIONS EQUIPMENT
               -- 1.2%
     4,643  Telefonaktiebolaget LM
               Ericsson ADR                   $       46,894
                                              --------------
            COMPUTERS & PERIPHERALS
               -- 2.1%
        73  Apple, Inc.                               38,911
     1,328  Seagate Technology PLC                    40,478
                                              --------------
                                                      79,389
                                              --------------
            CONSTRUCTION & ENGINEERING
               -- 0.5%
       732  Quanta Services, Inc. (a)                 19,976
                                              --------------
            CONSUMER FINANCE -- 1.6%
     1,231  Discover Financial Services               47,455
       298  First Cash Financial Services,
               Inc. (a)                               14,787
                                              --------------
                                                      62,242
                                              --------------
            DISTRIBUTORS -- 0.3%
       255  Core-Mark Holding Co., Inc.               12,074
                                              --------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 2.7%
       997  BCE, Inc.                                 42,811
     3,820  Frontier Communications Corp.             16,350
       707  TELUS Corp.                               46,054
                                              --------------
                                                     105,215
                                              --------------
            ELECTRIC UTILITIES -- 1.2%
       373  El Paso Electric Co.                      11,903
       508  Empire District Electric (The) Co.        10,353
       510  Otter Tail Corp.                          12,750
       587  PNM Resources, Inc.                       12,039
                                              --------------
                                                      47,045
                                              --------------
            ELECTRICAL EQUIPMENT -- 0.3%
       214  Belden, Inc.                               9,628
                                              --------------
            ENERGY EQUIPMENT & SERVICES
               -- 3.7%
       834  Ensco PLC, Class A                        49,439
       363  Helmerich & Payne, Inc.                   20,332
     1,191  Nabors Industries Ltd. (a)                17,210
       586  National Oilwell Varco, Inc.              40,053
     1,446  RPC, Inc.                                 17,699
                                              --------------
                                                     144,733
                                              --------------
            FOOD & STAPLES RETAILING -- 2.4%
     2,016  Kroger (The) Co.                          52,456
       616  Wal-Mart Stores, Inc.                     42,030
                                              --------------
                                                      94,486
                                              --------------
            FOOD PRODUCTS -- 0.3%
       487  Fresh Del Monte Produce, Inc.             12,832
                                              --------------
            GAS UTILITIES -- 0.7%
       283  Laclede Group (The), Inc.                 10,927
       276  National Fuel Gas Co.                     13,990
                                              --------------
                                                      24,917
                                              --------------


                        See Notes to Financial Statements                Page 39

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 1.6%
       771  Baxter International, Inc.        $       51,395
       427  Hill-Rom Holdings, Inc.                   12,169
                                              --------------
                                                      63,564
                                              --------------
            HEALTH CARE PROVIDERS &
               SERVICES -- 3.3%
       194  Chemed Corp.                              13,307
       745  Community Health Systems, Inc.            22,901
       733  Express Scripts Holding Co. (a)           39,582
       470  LifePoint Hospitals, Inc. (a)             17,743
       591  Omnicare, Inc.                            21,335
     1,382  Select Medical Holdings Corp.             13,032
                                              --------------
                                                     127,900
                                              --------------
            HEALTH CARE TECHNOLOGY -- 0.3%
       751  MedAssets, Inc. (a)                       12,594
                                              --------------
            HOTELS, RESTAURANTS & LEISURE
               -- 1.6%
       542  Brinker International, Inc.               16,797
       298  Cheesecake Factory (The), Inc.             9,750
       161  Cracker Barrel Old Country
               Store, Inc.                            10,346
       236  Papa John's International,
               Inc. (a)                               12,966
     1,313  Sonic Corp. (a)                           13,668
                                              --------------
                                                      63,527
                                              --------------
            HOUSEHOLD DURABLES -- 0.4%
       278  Jarden Corp. (a)                          14,373
                                              --------------
            INDEPENDENT POWER PRODUCERS
               & ENERGY TRADERS -- 0.5%
       870  NRG Energy, Inc.                          20,001
                                              --------------
            INDUSTRIAL CONGLOMERATES -- 1.2%
       492  3M Co.                                    45,682
                                              --------------
            INSURANCE -- 5.6%
        53  Alleghany Corp. (a)                       17,778
     1,194  Allstate (The) Corp.                      47,963
       506  Assurant, Inc.                            17,558
       175  Everest Re Group, Ltd.                    19,241
       349  Hanover Insurance Group, Inc.             13,520
     1,297  MetLife, Inc.                             42,723
       243  PartnerRe Ltd.                            19,559
       320  Reinsurance Group of America, Inc.        17,127
       372  Torchmark Corp.                           19,221
                                              --------------
                                                     214,690
                                              --------------
            INTERNET SOFTWARE & SERVICES
               -- 0.3%
       430  j2 Global, Inc.                           13,149
                                              --------------
            IT SERVICES -- 1.8%
       464  Accenture PLC, Class A                    30,856
       214  CACI International, Inc.,
               Class A (a)                            11,777
       618  CSG Systems International,
               Inc. (a)                               11,235


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            IT SERVICES (CONTINUED)
       227  MAXIMUS, Inc.                     $       14,351
                                              --------------
                                                      68,219
                                              --------------
            LEISURE EQUIPMENT & PRODUCTS
               -- 1.9%
       483  Hasbro, Inc.                              17,340
     1,075  LeapFrog Enterprises, Inc. (a)             9,277
     1,272  Mattel, Inc.                              46,581
                                              --------------
                                                      73,198
                                              --------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 2.3%
       780  Life Technologies Corp. (a)               38,283
       795  Thermo Fisher Scientific, Inc.            50,705
                                              --------------
                                                      88,988
                                              --------------
            MACHINERY -- 3.1%
       170  Lindsay Corp.                             13,621
       264  Snap-on, Inc.                             20,853
       826  Terex Corp. (a)                           23,219
       485  Toro (The) Co.                            20,845
       637  Trinity Industries, Inc.                  22,817
       143  Valmont Industries, Inc.                  19,527
                                              --------------
                                                     120,882
                                              --------------
            MEDIA -- 3.9%
       569  Lamar Advertising Co., Class A (a)        22,049
     1,835  News Corp., Class A                       46,866
       303  Scripps Networks Interactive,
               Class A                                17,550
       507  Time Warner Cable, Inc.                   49,275
       505  Valassis Communications, Inc.             13,019
                                              --------------
                                                     148,759
                                              --------------
            METALS & MINING -- 1.3%
       886  Commercial Metals Co.                     13,166
       339  Reliance Steel & Aluminum Co.             21,052
       537  Worthington Industries, Inc.              13,956
                                              --------------
                                                      48,174
                                              --------------
            MULTILINE RETAIL -- 0.8%
       259  Dillard's, Inc., Class A                  21,696
       795  Fred's, Inc., Class A                     10,582
                                              --------------
                                                      32,278
                                              --------------
            MULTI-UTILITIES -- 1.5%
       454  Avista Corp.                              10,946
       750  DTE Energy Co.                            45,037
                                              --------------

                                                      55,983
                                              --------------
            OIL, GAS & CONSUMABLE FUELS
               -- 9.2%
       400  Chevron Corp.                             43,256
       930  Murphy Oil Corp.                          55,381
       496  Occidental Petroleum Corp.                37,999
       640  Royal Dutch Shell PLC, ADR                44,128
     3,388  Talisman Energy, Inc.                     38,386


Page 40                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            OIL, GAS & CONSUMABLE FUELS
               (CONTINUED)
       511  Tesoro Corp.                      $       22,510
       920  Total S.A., ADR                           47,849
       802  Ultra Petroleum Corp. (a)                 14,540
     1,559  Valero Energy Corp.                       53,193
                                              --------------
                                                     357,242
                                              --------------
            PAPER & FOREST PRODUCTS
               -- 0.4%
       355  Schweitzer-Mauduit
               International, Inc.                    13,856
                                              --------------
            PERSONAL PRODUCTS -- 0.7%
       359  Herbalife Ltd.                            11,826
       408  Nu Skin Enterprises, Inc.,
               Class A                                15,116
                                              --------------
                                                      26,942
                                              --------------
            PHARMACEUTICALS -- 4.7%
       962  AstraZeneca PLC, ADR                      45,474
     1,040  Eli Lilly & Co.                           51,293
     1,018  Merck & Co., Inc.                         41,677
     1,564  Mylan, Inc. (a)                           42,978
                                              --------------
                                                     181,422
                                              --------------
            REAL ESTATE MANAGEMENT &
               DEVELOPMENT -- 1.2%
     1,304  Brookfield Asset Management,
               Inc., Class A                          47,792
                                              --------------
            ROAD & RAIL -- 1.5%
       501  Canadian National Railway Co.             45,596
       969  Heartland Express, Inc.                   12,665
                                              --------------
                                                      58,261
                                              --------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 4.3%
     1,322  Altera Corp.                              45,530
     1,122  Analog Devices, Inc.                      47,191
       473  Cirrus Logic, Inc. (a)                    13,703
       847  First Solar, Inc. (a)                     26,155
     1,688  Intel Corp.                               34,824
                                              --------------
                                                     167,403
                                              --------------
            SOFTWARE -- 2.3%
     1,491  Microsoft Corp.                           39,855
     1,435  Oracle Corp.                              47,814
                                              --------------
                                                      87,669
                                              --------------
            SPECIALTY RETAIL -- 7.0%
       434  ANN, Inc. (a)                             14,687
       968  Brown Shoe Co., Inc.                      17,782
     1,151  Chico's FAS, Inc.                         21,247
       487  Foot Locker, Inc.                         15,642
     1,326  Gap (The), Inc.                           41,159
       200  Group 1 Automotive, Inc.                  12,398
       256  Lumber Liquidators Holdings,
               Inc. (a)                               13,525
       266  PetSmart, Inc.                            18,178
       862  Ross Stores, Inc.                         46,677


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            SPECIALTY RETAIL (CONTINUED)
       632  Stage Stores, Inc.                $       15,661
     1,259  TJX (The) Cos., Inc.                      53,445
                                              --------------
                                                     270,401
                                              --------------
            TEXTILES, APPAREL & LUXURY
               GOODS -- 0.5%
       527  Hanesbrands, Inc. (a)                     18,877
                                              --------------
            THRIFTS & MORTGAGE FINANCE
               -- 0.3%
       788  Provident Financial Services,
               Inc.                                   11,757
                                              --------------
            TOBACCO -- 1.1%
       492  Philip Morris International, Inc.         41,151
                                              --------------
            TRADING COMPANIES &
               DISTRIBUTORS -- 0.3%
     1,017  Aircastle Ltd.                            12,753
                                              --------------
            WATER UTILITIES -- 0.9%
       287  American States Water Co.                 13,770
       591  American Water Works Co., Inc.            21,944
                                              --------------
                                                      35,714
                                              --------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.5%
     2,009  MetroPCS Communications, Inc. (a)         19,969
                                              --------------
            TOTAL COMMON STOCKS -- 100.0%          3,866,658
            (Cost $3,667,866)

            MONEY MARKET FUND -- 0.3%
    12,324  Morgan Stanley Institutional
               Liquidity Funds - Treasury
               Portfolio  - Institutional
               Class-0.03% (c)                        12,324
              (Cost $12,324)                  --------------

            TOTAL INVESTMENTS -- 100.3%            3,878,982
            (Cost $3,680,190) (d)
            NET OTHER ASSETS AND
               LIABILITIES -- (0.3)%                 (10,650)
                                              --------------
            NET ASSETS -- 100.0%              $    3,868,332
                                              ==============

(a)   Non-income producing security.

(b)   Business Development Company.

(c) Interest rate shown reflects yield as of December 31, 2012. (d) Aggregate cost for federal income tax purposes is $3,685,678. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $300,706 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $107,402.

ADR   - American Depositary Receipt


                        See Notes to Financial Statements                Page 41

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

DECEMBER 31, 2012

------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS               LEVEL 1          LEVEL 2          LEVEL 3
---------------------------------------------------------------------
Common Stocks*        $   3,866,658    $          --    $          --
Money Market Fund            12,324               --               --
                      -----------------------------------------------
Total Investments     $   3,878,982    $          --    $          --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2012.


Page 42                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS -- 99.9%
            AEROSPACE & DEFENSE -- 4.9%
    40,945  Boeing (The) Co.                  $    3,085,615
    44,777  General Dynamics Corp.                 3,101,703
    48,855  Honeywell International, Inc.          3,100,827
    40,091  L-3 Communications Holdings, Inc.      3,071,772
    33,530  Lockheed Martin Corp.                  3,094,484
    45,285  Northrop Grumman Corp.                 3,060,360
    52,974  Raytheon Co.                           3,049,184
    37,823  United Technologies Corp.              3,101,864
                                              --------------
                                                  24,665,809
                                              --------------
            AIR FREIGHT & LOGISTICS -- 0.6%
    41,675  United Parcel Service, Inc.,
               Class B                             3,072,698
                                              --------------
            BEVERAGES -- 2.4%
    84,688  Coca-Cola (The) Co.                    3,069,940
    26,671  Diageo PLC, ADR                        3,109,305
    71,871  Molson Coors Brewing Co., Class B      3,075,360
    44,802  PepsiCo, Inc.                          3,065,801
                                              --------------
                                                  12,320,406
                                              --------------
            CAPITAL MARKETS -- 0.7%
   212,909  KKR & Co. L.P. (a)                     3,242,604
                                              --------------
            CHEMICALS -- 1.2%
    36,484  Air Products and Chemicals, Inc.       3,065,385
    69,371  E.I. du Pont de Nemours & Co.          3,119,614
                                              --------------
                                                   6,184,999
                                              --------------
            COMMERCIAL BANKS -- 4.9%
    50,464  Bank of Montreal                       3,093,443
    52,856  Bank of Nova Scotia                    3,059,305
    56,341  BOK Financial Corp.                    3,068,331
    37,477  Canadian Imperial Bank of
               Commerce                            3,021,021
    87,623  Commerce Bancshares, Inc.              3,072,062
    56,898  Cullen/Frost Bankers, Inc.             3,087,855
    51,170  Royal Bank of Canada                   3,085,551
    36,808  Toronto-Dominion (The) Bank            3,104,019
                                              --------------
                                                  24,591,587
                                              --------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 1.2%
    89,488  Avery Dennison Corp.                   3,124,921
    91,921  Waste Management, Inc.                 3,101,414
                                              --------------
                                                   6,226,335
                                              --------------
            COMMUNICATIONS EQUIPMENT
               -- 1.2%
   156,864  Cisco Systems, Inc.                    3,082,378
    62,790  Harris Corp.                           3,074,198
                                              --------------
                                                   6,156,576
                                              --------------


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMPUTERS & PERIPHERALS -- 0.6%
   100,928  Diebold, Inc.                     $    3,089,406
                                              --------------
            CONTAINERS & PACKAGING -- 1.2%
    92,993  Bemis Co., Inc.                        3,111,546
   104,278  Sonoco Products Co.                    3,100,185
                                              --------------
                                                   6,211,731
                                              --------------
            DISTRIBUTORS -- 0.6%
    48,740  Genuine Parts Co.                      3,098,889
                                              --------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 1.8%
    92,194  AT&T, Inc.                             3,107,860
    79,191  CenturyLink, Inc.                      3,097,952
    71,443  Verizon Communications, Inc.           3,091,338
                                              --------------
                                                   9,297,150
                                              --------------
            ELECTRIC UTILITIES -- 10.3%
    75,592  ALLETE, Inc.                           3,097,760
    76,315  Cleco Corp.                            3,053,363
    48,167  Duke Energy Corp.                      3,073,055
    97,481  El Paso Electric Co.                   3,110,619
    48,324  Entergy Corp.                          3,080,655
    74,506  FirstEnergy Corp.                      3,111,371
   122,032  Hawaiian Electric Industries, Inc.     3,067,884
    60,731  MGE Energy, Inc.                       3,094,244
    44,488  NextEra Energy, Inc.                   3,078,125
    79,454  Northeast Utilities                    3,105,062
    55,329  OGE Energy Corp.                       3,115,576
    59,900  Pinnacle West Capital Corp.            3,053,702
   113,858  Portland General Electric Co.          3,115,155
    72,155  Southern (The) Co.                     3,088,955
    85,527  UIL Holdings Corp.                     3,062,722
   107,485  Westar Energy, Inc.                    3,076,221
   115,593  Xcel Energy, Inc.                      3,087,489
                                              --------------
                                                  52,471,958
                                              --------------
            ELECTRICAL EQUIPMENT -- 1.2%
    58,175  Eaton Corp. PLC                        3,153,085
    58,857  Emerson Electric Co.                   3,117,067
                                              --------------
                                                   6,270,152
                                              --------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 0.6%
   114,782  Molex, Inc.                            3,136,992
                                              --------------
            Food & Staples Retailing -- 3.1%
   118,095  Kroger (The) Co.                       3,072,832
    97,420  Sysco Corp.                            3,084,317
    85,292  Walgreen Co.                           3,156,657
    45,364  Wal-Mart Stores, Inc.                  3,095,186
    81,323  Weis Markets, Inc.                     3,185,422
                                              --------------
                                                  15,594,414
                                              --------------
            FOOD PRODUCTS -- 6.1%
   112,134  Archer-Daniels-Midland Co.             3,071,350


                        See Notes to Financial Statements                Page 43

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND

DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            FOOD PRODUCTS (CONTINUED)
    87,970  Campbell Soup Co.                 $    3,069,273
   104,453  ConAgra Foods, Inc.                    3,081,364
    75,869  General Mills, Inc.                    3,065,866
    53,300  H. J. Heinz Co.                        3,074,344
    42,605  Hershey (The) Co.                      3,076,933
    36,031  J.M. Smucker (The) Co.                 3,107,313
    55,408  Kellogg Co.                            3,094,537
    68,440  Kraft Foods Group, Inc.                3,111,967
    80,294  Unilever PLC, ADR                      3,108,984
                                              --------------
                                                  30,861,931
                                              --------------
            GAS UTILITIES -- 6.1%
    77,014  AGL Resources, Inc.                    3,078,250
    86,937  Atmos Energy Corp.                     3,053,228
    60,412  National Fuel Gas Co.                  3,062,284
    77,765  New Jersey Resources Corp.             3,081,049
    70,074  Northwest Natural Gas Co.              3,097,271
    97,572  Piedmont Natural Gas Co., Inc.         3,054,979
   157,899  Questar Corp.                          3,120,084
    61,221  South Jersey Industries, Inc.          3,081,253
    94,865  UGI Corp.                              3,103,034
    78,511  WGL Holdings, Inc.                     3,076,846
                                              --------------
                                                  30,808,278
                                              --------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 2.4%
    46,448  Baxter International, Inc.             3,096,224
    39,596  Becton, Dickinson & Co.                3,096,011
    74,595  Medtronic, Inc.                        3,059,887
    86,023  St. Jude Medical, Inc.                 3,108,871
                                              --------------
                                                  12,360,993
                                              --------------
            HEALTH CARE PROVIDERS &
               SERVICES -- 1.2%
    74,470  Cardinal Health, Inc.                  3,066,675
   110,032  Owens & Minor, Inc.                    3,137,012
                                              --------------
                                                   6,203,687
                                              --------------
            HOTELS, RESTAURANTS & LEISURE
               -- 0.6%
    34,837  McDonald's Corp.                       3,072,972
                                              --------------
            HOUSEHOLD DURABLES -- 0.6%
   116,459  Leggett & Platt, Inc.                  3,170,014
                                              --------------
            HOUSEHOLD PRODUCTS -- 2.5%
    42,247  Clorox (The) Co.                       3,093,326
    29,611  Colgate-Palmolive Co.                  3,095,534
    37,124  Kimberly-Clark Corp.                   3,134,379
    45,397  Procter & Gamble (The) Co.             3,082,002
                                              --------------
                                                  12,405,241
                                              --------------
            INDUSTRIAL CONGLOMERATES
               -- 0.6%
    33,379  3M Co.                                 3,099,240
                                              --------------


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            INSURANCE -- 4.9%
    38,858  ACE Ltd.                          $    3,100,868
    88,875  Arthur J. Gallagher & Co.              3,079,519
    89,334  Assurant, Inc.                         3,099,890
    78,790  Cincinnati Financial Corp.             3,085,416
    45,832  Erie Indemnity Co., Class A            3,172,491
    80,690  Hanover Insurance Group, Inc.          3,125,931
    76,976  Mercury General Corp.                  3,055,178
    42,988  Travelers (The) Cos., Inc.             3,087,398
                                              --------------
                                                  24,806,691
                                              --------------
            IT SERVICES -- 2.4%
    46,468  Accenture PLC, Class A                 3,090,122
    54,116  Automatic Data Processing, Inc.        3,085,153
    98,749  Paychex, Inc.                          3,075,044
   273,821  SAIC, Inc.                             3,099,654
                                              --------------
                                                  12,349,973
                                              --------------
            LEISURE EQUIPMENT & PRODUCTS
               -- 1.2%
    86,671  Hasbro, Inc.                           3,111,489
    84,989  Mattel, Inc.                           3,112,297
                                              --------------
                                                   6,223,786
                                              --------------
            MACHINERY -- 1.2%
    50,927  Illinois Tool Works, Inc.              3,096,871
    42,362  Stanley Black & Decker, Inc.           3,133,517
                                              --------------
                                                   6,230,388
                                              --------------
            MEDIA -- 1.9%
    62,212  Omnicom Group, Inc.                    3,108,111
   107,895  Thomson Reuters Corp.                  3,135,429
     8,623  Washington Post (The) Co.,
               Class B                             3,149,206
                                              --------------
                                                   9,392,746
                                              --------------
            MULTILINE RETAIL -- 1.2%
    71,574  Kohl's Corp.                           3,076,251
    52,244  Target Corp.                           3,091,277
                                              --------------
                                                   6,167,528
                                              --------------
            MULTI-UTILITIES -- 8.5%
    70,011  Alliant Energy Corp.                   3,074,183
   128,644  Avista Corp.                           3,101,607
   160,423  CenterPoint Energy, Inc.               3,088,143
    55,577  Consolidated Edison, Inc.              3,086,747
    59,889  Dominion Resources, Inc.               3,102,250
    51,035  DTE Energy Co.                         3,064,652
    58,591  Integrys Energy Group, Inc.            3,059,622
   145,220  MDU Resources Group, Inc.              3,084,473
   101,854  Public Service Enterprise
               Group, Inc.                         3,116,732
    67,593  SCANA Corp.                            3,084,944
    43,377  Sempra Energy                          3,077,164
   183,409  TECO Energy, Inc.                      3,073,935
   104,770  Vectren Corp.                          3,080,238
    83,216  Wisconsin Energy Corp.                 3,066,510
                                              --------------
                                                  43,161,200
                                              --------------


Page 44                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND

DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            OFFICE ELECTRONICS -- 0.6%
    78,452  CANON, Inc., ADR                  $    3,076,103
                                              --------------
            OIL, GAS & CONSUMABLE FUELS
               -- 5.5%
    28,635  Chevron Corp.                          3,096,589
    53,227  ConocoPhillips                         3,086,634
    72,542  Enbridge, Inc.                         3,142,519
    35,787  Exxon Mobil Corp.                      3,097,365
    88,798  Kinder Morgan, Inc.                    3,137,233
    40,127  Occidental Petroleum Corp.             3,074,130
    45,252  Royal Dutch Shell PLC, ADR             3,120,125
    60,248  Total S.A., ADR                        3,133,499
    65,542  TransCanada Corp.                      3,101,447
                                              --------------
                                                  27,989,541
                                              --------------
            PHARMACEUTICALS -- 5.5%
    65,833  AstraZeneca PLC, ADR                   3,111,926
    95,829  Bristol-Myers Squibb Co.               3,123,067
    63,430  Eli Lilly & Co.                        3,128,368
    71,262  GlaxoSmithKline PLC, ADR               3,097,759
    44,425  Johnson & Johnson                      3,114,193
    75,099  Merck & Co., Inc.                      3,074,553
    49,320  Novartis AG, ADR                       3,121,956
   124,028  Pfizer, Inc.                           3,110,622
    65,917  Sanofi, ADR                            3,123,147
                                              --------------
                                                  28,005,591
                                              --------------
            REAL ESTATE INVESTMENT TRUSTS
               -- 0.6%
    21,325  Public Storage                         3,091,272
                                              --------------
            ROAD & RAIL -- 0.6%
    50,179  Norfolk Southern Corp.                 3,103,069
                                              --------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 3.1%
    73,869  Analog Devices, Inc.                   3,106,930
   273,580  Applied Materials, Inc.                3,129,755
   150,708  Intel Corp.                            3,109,106
   100,569  Texas Instruments, Inc.                3,111,605
    86,502  Xilinx, Inc.                           3,105,422
                                              --------------
                                                  15,562,818
                                              --------------
            SOFTWARE -- 1.2%
   139,239  CA, Inc.                               3,060,473
   114,952  Microsoft Corp.                        3,072,667
                                              --------------
                                                   6,133,140
                                              --------------
            TEXTILES, APPAREL & LUXURY
               GOODS -- 0.6%
    20,729  VF Corp.                               3,129,457
                                              --------------


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            TOBACCO -- 3.1%
    98,251  Altria Group, Inc.                $    3,087,046
    30,917  British American Tobacco
               PLC, ADR                            3,130,346
    26,641  Lorillard, Inc.                        3,108,206
    37,146  Philip Morris International, Inc.      3,106,892
    74,684  Reynolds American, Inc.                3,094,158
                                              --------------

                                                  15,526,648
                                              --------------
            WATER UTILITIES -- 0.6%
   124,226  Aqua America, Inc.                     3,157,825
                                              --------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.6%
   123,830  Vodafone Group PLC, ADR                3,119,278
                                              --------------

            TOTAL INVESTMENTS -- 99.9%           507,841,116
            (Cost $462,531,690) (b)
            NET OTHER ASSETS AND
              LIABILITIES -- 0.1%                    262,125
                                              --------------
            NET ASSETS -- 100.0%              $  508,103,241
                                              ==============

(a)   Master Limited Partnership ("MLP").

(b) Aggregate cost for federal income tax purposes is $474,730,571. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $40,431,519 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $7,320,974.

ADR   - American Depositary Receipt

------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS               LEVEL 1          LEVEL 2          LEVEL 3
---------------------------------------------------------------------
Common Stocks*        $ 507,841,116    $          --    $          --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2012.


                        See Notes to Financial Statements                Page 45

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS -- 100.0%
            AUTO COMPONENTS -- 2.1%
    13,525  Dorman Products, Inc.             $      477,973
    15,218  Drew Industries, Inc.                    490,781
                                              --------------
                                                     968,754
                                              --------------
            AUTOMOBILES -- 2.1%
    12,554  Thor Industries, Inc.                    469,896
    27,355  Winnebago Industries, Inc. (a)           468,591
                                              --------------
                                                     938,487
                                              --------------
            BEVERAGES -- 2.1%
     7,751  Brown-Forman Corp., Class B              490,251
     4,193  Diageo PLC, ADR                          488,820
                                              --------------
                                                     979,071
                                              --------------
            BIOTECHNOLOGY -- 1.1%
     2,835  Regeneron Pharmaceuticals,
               Inc. (a)                              484,983
                                              --------------
            BUILDING PRODUCTS -- 4.3%
     7,627  A.O. Smith Corp.                         481,035
    15,728  American Woodmark Corp. (a)              437,553
    22,730  Apogee Enterprises, Inc.                 544,838
     9,078  Lennox International, Inc.               476,777
                                              --------------
                                                   1,940,203
                                              --------------
            CAPITAL MARKETS -- 4.0%
     3,440  Affiliated Managers Group,
                Inc. (a)                             447,716
    13,926  Eaton Vance Corp.                        443,543
    14,506  Piper Jaffray Cos., Inc. (a)             466,078
    11,692  Raymond James Financial, Inc.            450,493
                                              --------------
                                                   1,807,830
                                              --------------
            CHEMICALS -- 6.0%
    13,972  American Vanguard Corp.                  434,110
     6,317  Ecolab, Inc.                             454,192
     6,731  International Flavors &
               Fragrances, Inc.                      447,881
     1,713  NewMarket Corp.                          449,149
     3,772  PPG Industries, Inc.                     510,540
     2,893  Sherwin-Williams (The) Co.               445,001
                                              --------------
                                                   2,740,873
                                              --------------
            COMMERCIAL BANKS -- 1.9%
     4,310  M&T Bank Corp.                           424,406
    29,377  PrivateBancorp, Inc.                     450,055
                                              --------------
                                                     874,461
                                              --------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 1.0%
    19,099  Healthcare Services Group, Inc.          443,670
                                              --------------
            CONSTRUCTION MATERIALS -- 2.1%
     9,035  Eagle Materials, Inc.                    528,547
     4,749  Martin Marietta Materials, Inc.          447,736
                                              --------------
                                                     976,283
                                              --------------
            DISTRIBUTORS -- 1.0%
    10,495  Pool Corp.                               444,148
                                              --------------


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            DIVERSIFIED CONSUMER SERVICES
               -- 1.1%
    43,215  Carriage Services, Inc.           $      512,962
                                              --------------
            DIVERSIFIED FINANCIAL SERVICES
               -- 1.1%
     9,911  Moody's Corp.                            498,722
                                              --------------
            ELECTRICAL EQUIPMENT -- 2.1%
     6,832  Acuity Brands, Inc.                      462,731
     7,623  Franklin Electric Co., Inc.              473,922
                                              --------------
                                                     936,653
                                              --------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 3.1%
     9,893  Badger Meter, Inc.                       469,027
     9,277  Rogers Corp. (a)                         460,696
     8,059  Trimble Navigation Ltd. (a)              481,767
                                              --------------
                                                   1,411,490
                                              --------------
            ENERGY EQUIPMENT & SERVICES
               -- 1.1%
     9,047  Bristow Group, Inc.                      485,462
                                              --------------
            FOOD & STAPLES RETAILING -- 1.0%
     8,092  United Natural Foods, Inc. (a)           433,650
                                              --------------
            FOOD PRODUCTS -- 2.8%
     7,290  Hain Celestial Group (The),
               Inc. (a)                              395,264
     7,385  McCormick & Co., Inc.                    469,169
    16,798  Tootsie Roll Industries, Inc.            435,404
                                              --------------
                                                   1,299,837
                                              --------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 6.0%
    12,706  Abaxis, Inc.                             471,393
     8,483  Cyberonics, Inc. (a)                     445,612
    11,300  DENTSPLY International, Inc.             447,593
    11,188  Haemonetics Corp. (a)                    456,918
     7,113  Sirona Dental Systems, Inc. (a)          458,504
    20,953  SurModics, Inc. (a)                      468,509
                                              --------------
                                                   2,748,529
                                              --------------
            HEALTH CARE PROVIDERS &
               SERVICES -- 1.2%
    46,182  AMN Healthcare Services, Inc. (a)        533,402
                                              --------------
            HOTELS, RESTAURANTS &
               LEISURE -- 2.0%
    17,905  AFC Enterprises, Inc. (a)                467,858
    10,622  Domino's Pizza, Inc.                     462,588
                                              --------------
                                                     930,446
                                              --------------
            HOUSEHOLD DURABLES -- 9.0%
    23,124  D.R. Horton, Inc.                        457,393
    17,927  Ethan Allen Interiors, Inc.              460,903
    11,834  Lennar Corp., Class A                    457,621
    12,709  M.D.C. Holdings, Inc.                    467,183
     5,031  Mohawk Industries, Inc. (a)              455,154
       501  NVR, Inc. (a)                            460,920
    24,959  PulteGroup, Inc. (a)                     453,255
    12,490  Ryland Group (The), Inc.                 455,885


Page 46                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND

DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            HOUSEHOLD DURABLES (CONTINUED)
    12,984  Toll Brothers, Inc. (a)           $      419,773
                                              --------------
                                                   4,088,087
                                              --------------
            INSURANCE -- 1.0%
    12,672  Arthur J. Gallagher & Co.                439,085
                                              --------------
            INTERNET & CATALOG RETAIL -- 1.0%
    11,675  Blue Nile, Inc. (a)                      449,487
                                              --------------
            INTERNET SOFTWARE & SERVICES
               -- 2.2%
     5,829  CoStar Group, Inc. (a)                   520,938
     2,451  Equinix, Inc. (a)                        505,396
                                              --------------
                                                   1,026,334
                                              --------------
            IT SERVICES -- 2.0%
     7,139  MAXIMUS, Inc.                            451,328
     2,997  Visa, Inc., Class A                      454,285
                                              --------------
                                                     905,613
                                              --------------
            MACHINERY -- 2.0%
     6,393  Chart Industries, Inc. (a)               426,222
     3,414  Flowserve Corp.                          501,175
                                              --------------
                                                     927,397
                                              --------------
            MEDIA -- 3.0%
    26,907  Lions Gate Entertainment
               Corp. (a)                             441,275
    18,284  News Corp., Class A                      466,973
     9,547  Time Warner, Inc.                        456,633
                                              --------------
                                                   1,364,881
                                              --------------
            OIL, GAS & CONSUMABLE FUELS
               -- 4.9%
     9,171  Cabot Oil & Gas Corp.                    456,165
    14,367  Copano Energy LLC (b)                    454,428
    12,145  El Paso Pipeline Partners
               L.P. (b)                              449,001
     5,645  Kinder Morgan Energy
               Partners L.P. (b)                     450,415
    10,279  Magellan Midstream Partners
               L.P. (b)                              443,950
                                              --------------
                                                   2,253,959
                                              --------------
            PAPER & FOREST PRODUCTS -- 1.0%
    23,956  Louisiana-Pacific Corp. (a)              462,830
                                              --------------
            PHARMACEUTICALS -- 0.9%
     2,650  Novo Nordisk A/S, ADR                    432,507
                                              --------------
            PROFESSIONAL SERVICES -- 2.2%
    10,192  Advisory Board (The) Co. (a)             476,884
    10,062  Equifax, Inc.                            544,555
                                              --------------
                                                   1,021,439
                                              --------------
            REAL ESTATE INVESTMENT
               TRUSTS -- 2.9%
     4,141  Federal Realty Investment Trust          430,747
     6,768  Ventas, Inc.                             438,025
    16,604  Weyerhaeuser Co.                         461,923
                                              --------------
                                                   1,330,695
                                              --------------


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            ROAD & RAIL -- 1.2%
     5,569  Canadian Pacific Railway Ltd.     $      565,922
                                              --------------
            SOFTWARE -- 2.0%
    33,383  Cadence Design Systems, Inc. (a)         451,005
     7,577  Manhattan Associates, Inc. (a)           457,196
                                              --------------
                                                     908,201
                                              --------------
            SPECIALTY RETAIL -- 9.6%
     9,408  AutoNation, Inc. (a)                     373,497
    12,059  Foot Locker, Inc.                        387,335
    11,756  Gap (The), Inc.                          364,906
     7,777  Group 1 Automotive, Inc.                 482,096
     7,899  Home Depot (The), Inc.                   488,553
     9,049  Lumber Liquidators Holdings,
               Inc. (a)                              478,059
    18,765  Stage Stores, Inc.                       464,997
    11,527  Urban Outfitters, Inc. (a)               453,703
     8,028  Vitamin Shoppe, Inc. (a)                 460,486
     9,549  Williams-Sonoma, Inc.                    417,960
                                              --------------
                                                   4,371,592
                                              --------------
            TEXTILES, APPAREL & LUXURY
               GOODS -- 3.9%
    12,504  Gildan Activewear, Inc.                  457,396
    12,622  Hanesbrands, Inc. (a)                    452,120
    12,087  Luxottica Group S.p.A. ADR               499,797
     8,143  Oxford Industries, Inc.                  377,510
                                              --------------
                                                   1,786,823
                                              --------------
            TRANSPORTATION INFRASTRUCTURE
               -- 1.0%
     9,815  Macquarie Infrastructure Co. LLC         447,171
                                              --------------
            WATER UTILITIES -- 1.0%
    23,557  Middlesex Water Co.                      460,775
                                              --------------
            TOTAL INVESTMENTS -- 100.0%           45,632,714
            (Cost $44,336,379) (c)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                     2,164
                                              --------------
            NET ASSETS -- 100.0%              $   45,634,878
                                              ==============

(a)   Non-income producing security.

(b)   Master Limited Partnership ("MLP").

(c) Aggregate cost for federal income tax purposes is $44,378,000. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,776,994 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $522,280.

ADR   - American Depositary Receipt


                        See Notes to Financial Statements                Page 47

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND

DECEMBER 31, 2012


------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS               LEVEL 1          LEVEL 2          LEVEL 3
---------------------------------------------------------------------
Common Stocks*        $  45,632,714    $          --    $          --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2012.

Page 48                 See Notes to Financial Statements

                      This page intentionally left blank.

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2012


                                                                            FIRST TRUST         FIRST TRUST
                                                                          DOW JONES SELECT      MORNINGSTAR        FIRST TRUST
                                                                              MICROCAP      DIVIDEND LEADERS(SM)     US IPO
                                                                           INDEX(SM)FUND         INDEX FUND        INDEX FUND
                                                                          ----------------  -------------------  ---------------
ASSETS:
Investments, at value..................................................   $   41,266,610     $      545,003,748  $    24,956,709
Repurchase Agreement, at value.........................................               --                     --               --
Cash...................................................................           61,879                     --               --
Receivables:
      Capital shares sold..............................................               --                     --        3,082,372
      Investment securities sold.......................................               --              5,911,313           31,896
      Due from authorized participant..................................               --                     --          303,872
      Dividends........................................................           17,451              1,018,820           16,316
      Interest.........................................................               --                     --               --
      From investment advisor..........................................               --                     --            1,178
      Reclaims.........................................................               --                     --               --
      Securities lending income........................................               --                     --            2,080
Prepaid expenses.......................................................            1,119                 12,526           12,941
                                                                          --------------     ------------------  ---------------
      TOTAL ASSETS.....................................................       41,347,059            551,946,407       28,407,364
                                                                          --------------     ------------------  ---------------
LIABILITIES:
Due to Custodian.......................................................               --                359,871            1,847
Payables:
      Capital shares purchased.........................................               --              5,464,831          303,872
      Investment securities purchased..................................               --                 24,816        3,078,350
      Audit and tax fees...............................................           23,750                 23,750           23,750
      Investment advisory fees.........................................           12,215                123,221               --
      Printing fees....................................................            5,958                 36,112            2,280
      Licensing fees...................................................            4,480                138,113               --
      Trustees' fees...................................................               10                     83               --
      Collateral for securities on loan................................               --                     --          328,516
Other liabilities......................................................           19,272                258,665            9,368
                                                                          --------------     ------------------  ---------------
      TOTAL LIABILITIES................................................           65,685              6,429,462        3,747,983
                                                                          --------------     ------------------  ---------------
NET ASSETS.............................................................   $   41,281,374     $   5   45,516,945  $    24,659,381
                                                                          ==============     ==================  ===============
NET ASSETS CONSIST OF:
Paid-in capital........................................................   $   61,792,165     $      565,458,859  $    29,005,664
Par value..............................................................           18,050                295,500            8,000
Accumulated net investment income (loss)...............................          (60,563)                    --               --
Accumulated net realized gain (loss) on investments....................      (23,681,716)           (36,647,234)      (6,698,812)
Net unrealized appreciation (depreciation) on investments..............        3,213,438             16,409,820        2,344,529
                                                                          --------------     ----------------- - ---------------
NET ASSETS.............................................................   $   41,281,374     $      545,516,945  $    24,659,381
                                                                          ==============     ==================  ===============
NET ASSET VALUE, per share.............................................   $        22.87     $            18.46  $         30.82
                                                                          ==============     ==================  ===============
Number of shares outstanding (unlimited number of shares authorized,
      par value $0.01 per share).......................................        1,805,000             29,550,002          800,002
                                                                          ==============     ==================  ===============
Investments, at cost...................................................   $   38,053,172     $      528,593,928  $    22,612,180
                                                                          ==============     ==================  ===============
Repurchase Agreement, at cost..........................................   $           --     $               --  $            --
                                                                          ==============     ==================  ===============
Securities on loan, at value...........................................   $           --     $               --  $       324,099
                                                                          ==============     ==================  ===============

Page 50                 See Notes to Financial Statements


      FIRST TRUST         FIRST TRUST          FIRST TRUST         FIRST TRUST           FIRST TRUST         FIRST TRUST
       NYSE ARCA           DOW JONES            STRATEGIC      VALUE LINE(R) EQUITY     VALUE LINE(R)     VALUE LINE(R) 100
     BIOTECHNOLOGY         INTERNET               VALUE             ALLOCATION            DIVIDEND         EXCHANGE-TRADED
      INDEX FUND        INDEX(SM) FUND         INDEX FUND           INDEX FUND           INDEX FUND             FUND
    ---------------     ---------------      ---------------   --------------------   ---------------     -----------------

    $   246,755,430     $   557,499,880      $    32,659,895      $     3,878,982     $   507,841,116     $    45,632,714
         35,220,221                  --                   --                   --                  --                  --
            197,193                  --               49,253                   --              35,350              77,432

                 --           3,825,457                   --                   --                  --                  --
          1,494,552           6,578,932                   --                   --          48,011,182          12,619,626
                 --                  --                   --                   --                  --                  --
                 --                  --               53,622                4,215             835,209              28,106
                 --                  14                   --                   --                  --                  --
                 --                  --                   --                4,195                  --                  --
                 --                  --                   --                  376              52,755                 501
             52,003                  --                   --                   --                  --                  --
              7,045              10,903                  767               11,296              21,648               4,880
    ---------------     ---------------      ---------------      ---------------     ---------------     ---------------
        283,726,444         567,915,186           32,763,537            3,899,064         556,797,260          58,363,259
    ---------------     ---------------      ---------------      ---------------     ---------------     ---------------

                 --              90,507                   --                1,594                  --                  --

                 --                  --                   --                   --          30,148,044                  --
                 --           9,414,219                   --                   --          17,879,303          12,647,264
             23,750              23,750               23,750               23,750              23,750              23,750
             89,500             185,518                7,914                   --             203,561              12,260
             22,147              51,396                3,140                  889              32,634               5,624
             47,913              77,920                8,078                1,479             192,904              18,572
                 --                  --                   --                   --                  23                  --
         44,000,235                  --                   --                   --                  --                  --
             97,718             190,332               13,465                3,020             213,800              20,911
    ---------------     ---------------      ---------------      ---------------     ---------------     ---------------
         44,281,263          10,033,642               56,347               30,732          48,694,019          12,728,381
    ---------------     ---------------      ---------------      ---------------     ---------------     ---------------
    $   239,445,181     $   557,881,544      $    32,707,190      $     3,868,332     $   508,103,241     $    45,634,878
    ===============     ===============      ===============      ===============     ===============     ===============

    $   298,400,342     $   564,632,960      $    57,066,271      $     9,806,194     $   522,485,629     $   140,917,918
             52,000             143,000               13,000                2,000             293,880              34,400
                 --                  --                8,047                (743)              35,845                 310
        (40,933,912)        (43,934,231)         (26,260,355)         (6,137,911)         (60,021,539)        (96,614,085)
        (18,073,249)         37,039,815            1,880,227              198,792          45,309,426           1,296,335
    ---------------     ---------------      ---------------      ---------------     ---------------     ---------------
    $   239,445,181     $   557,881,544      $    32,707,190      $     3,868,332     $   508,103,241     $    45,634,878
    ===============     ===============      ===============      ===============     ===============     ===============
    $         46.05     $         39.01      $         25.16      $         19.34     $         17.29     $         13.27
    ===============     ===============      ===============      ===============     ===============     ===============

          5,200,002          14,300,002            1,300,002              200,002          29,387,986           3,439,982
    ===============     ===============      ===============      ===============     ===============     ===============
    $   264,828,679     $   520,460,065      $    30,779,668      $    3 ,680,190     $   462,531,690     $    44,336,379
    ===============     ===============      ===============      ===============     ===============     ===============
    $    35,220,221     $            --      $            --      $            --     $            --     $            --
    ===============     ===============      ===============      ===============     ===============     ===============
    $    43,826,344     $            --      $            --      $            --     $            --     $            --
    ===============     ===============      ===============      ===============     ===============     ===============

                        See Notes to Financial Statements                Page 51

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                        FIRST TRUST           FIRST TRUST
                                                                      DOW JONES SELECT        MORNINGSTAR            FIRST TRUST
                                                                          MICROCAP        DIVIDEND LEADERS(SM)          US IPO
                                                                      INDEX(SM) FUND           INDEX FUND             INDEX FUND
                                                                      ----------------    --------------------    ------------------
INVESTMENT INCOME:
Dividends........................................................      $    986,916          $ 24,057,519           $    343,1284
Foreign tax withholding..........................................            (1,757)                   --                      --
Interest.........................................................                --                    --                      --
Securities lending income (net of fees)..........................                --                    --                   3,199
                                                                       ------------          ------------           -------------
   Total investment income.......................................           985,159            24,057,519                346,3278
                                                                       ------------          ------------           -------------

EXPENSES:
Investment advisory fees.........................................           248,865             1,667,623                 73,9608
Accounting and administration fees...............................            29,825               280,808                 11,8004
Licensing fees...................................................            28,845               498,658                 50,0055
Audit and tax fees...............................................            24,018                24,018                 24,0188
Printing fees....................................................            12,985                84,144                  6,4984
Listing fees.....................................................             8,219                10,717                  7,8892
Legal fees.......................................................             7,827               112,740                  3,5581
Trustees' fees and expenses......................................             6,428                30,240                  4,8786
Custodian fees...................................................             6,221                69,484                  2,3116
Transfer agent fees..............................................             2,489                27,794                    9248
Registration and filing fees.....................................                --                   667                    3449
Expenses previously waived or reimbursed.........................                --                    --                      --
Other expenses...................................................             2,519                17,174                    9059
                                                                       ------------          ------------           -------------
   Total expenses................................................           378,241             2,824,067                187,0902
   Less fees waived and expenses reimbursed by the                          (79,603)             (322,632)               (76,1504)
       investment advisor........................................      ------------          ------------           -------------
   Net expenses..................................................           298,638             2,501,435                110,9408
                                                                       ------------          ------------           -------------
NET INVESTMENT INCOME (LOSS).....................................           686,521            21,556,084                235,3870
                                                                       ------------          ------------           -------------
REALIZED AND UNREALIZED GAIN (LOSS):.............................
Net realized gain (loss) on:.....................................
   Investments...................................................        (1,135,879)           (3,027,195)              (932,4730)
   In-kind redemptions...........................................         8,150,798            39,594,831              3,820,5171
                                                                       ------------          ------------           -------------
Net realized gain (loss).........................................         7,014,919            36,567,636              2,888,0441

Net change in unrealized appreciation (depreciation)
   on investments................................................          (272,013)          (13,133,879)             1,595,0840
                                                                       ------------          ------------           -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)..........................         6,742,906            23,433,757              4,483,1281
                                                                       ------------          ------------           -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...............................................      $  7,429,427          $ 44,989,841           $  4,718,5151
                                                                       ============          ============           =============


Page 52                 See Notes to Financial Statements


   FIRST TRUST           FIRST TRUST          FIRST TRUST          FIRST TRUST           FIRST TRUST          FIRST TRUST
    NYSE ARCA             DOW JONES            STRATEGIC          VALUE LINE(R)         VALUE LINE(R)      VALUE LINE(R) 100
  BIOTECHNOLOGY           INTERNET               VALUE          EQUITY ALLOCATION         DIVIDEND          EXCHANGE-TRADED
    INDEX FUND         INDEX(SM) FUND          INDEX FUND          INDEX FUND            INDEX FUND              FUND
 ----------------     -----------------     ----------------    -----------------     -----------------    -----------------

   $    227,459          $  1,790,544         $    811,168         $    123,435         $ 17,474,312          $    921,634
             --                    --                 (561)              (2,170)            (246,564)               (7,196)
             --                   134                   --                    3                   --                    --
         68,510                    --                   --                   --                   --                    --
   ------------          ------------         ------------         ------------         ------------          ------------
        295,969             1,790,678              810,607              121,268           17,227,748               914,438
   ------------          ------------         ------------         ------------         ------------          ------------


        956,369             1,960,241              162,638               25,867            2,308,633               263,848
        121,209               247,055               18,322                5,779              234,352                30,284
        191,274               266,323               32,527                8,019              699,496                82,855
         24,018                24,018               24,018               24,018               24,018                24,018
         52,047               104,016                6,753                2,649               71,990                11,944
          8,219                 8,219                7,889               22,889               22,889                19,192
         47,827                81,747                5,531                  878               88,331                 8,691
         15,768                27,904                5,497                4,249               26,323                 6,526
         29,886                61,257                4,066                  647               57,716                 6,596
         11,955                24,503                1,626                  259               23,086                 2,638
         (7,637)                2,537                   --                   --                6,758                (1,179)
             --               109,122                   --                   --                   --                    --
         15,658                21,646                2,060                  205               18,622                 2,749
   ------------          ------------         ------------         ------------         ------------          ------------
      1,466,593             2,938,588              270,927               95,459            3,582,214               458,162
        (32,040)                   --              (59,498)             (59,245)            (350,127)              (88,774)
   ------------          ------------         ------------         ------------         ------------          ------------
      1,434,553             2,938,588              211,429               36,214            3,232,087               369,388
   ------------          ------------         ------------         ------------         ------------          ------------
     (1,138,584)           (1,147,910)             599,178               85,054           13,995,661               545,050
   ------------          ------------         ------------         ------------         ------------          ------------


    (30,263,917)          (22,252,953)            (436,587)            (271,115)          (5,844,375)           (5,054,620)
     33,714,065            24,463,335            2,633,354              466,730           32,036,084             9,056,281
   ------------          ------------         ------------         ------------         ------------          ------------
      3,450,148             2,210,382            2,196,767              195,615           26,191,709             4,001,661


     69,354,260            87,556,216            2,281,414             (10,096)            7,088,311              (396,300)
   ------------          ------------         ------------         ------------         ------------          ------------
     72,804,408            89,766,598            4,478,181              185,519           33,280,020             3,605,361
   ------------          ------------         ------------         ------------         ------------          ------------

   $ 71,665,824          $ 88,618,688         $  5,077,359         $    270,573         $ 47,275,681          $  4,150,411
   ============          ============         ============         ============         ============          ============


                        See Notes to Financial Statements                Page 53

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           FIRST TRUST                      FIRST TRUST
                                                                        DOW JONES SELECT                    MORNINGSTAR
                                                                            MICROCAP                   DIVIDEND LEADERS(SM)
                                                                         INDEX(SM) FUND                     INDEX FUND
                                                                  -----------------------------    -----------------------------
                                                                  For the Year     For the Year    For the Year    For the Year
                                                                      Ended           Ended            Ended           Ended
                                                                  December 31,     December 31,    December 31,    December 31,
                                                                      2012             2011            2012            2011
                                                                  -------------   -------------    -------------   -------------
OPERATIONS:
   Net investment income (loss)...................                $     686,521   $     447,228    $  21,556,084   $   8,555,207
   Net realized gain (loss).......................                    7,014,919       3,527,218       36,567,636      12,160,954
   Net change in unrealized appreciation
       (depreciation).............................                     (272,013)    (15,388,722)     (13,133,879)     17,878,265
                                                                  -------------   -------------    -------------   -------------
   Net increase (decrease) in net assets
      resulting from operations...................                    7,429,427     (11,414,276)      44,989,841      38,594,426
                                                                  -------------   -------------    -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..........................                     (763,985)       (610,163)     (21,586,886)     (8,577,026)
                                                                  -------------   -------------    -------------   -------------
   Total distributions to shareholders............                     (763,985)       (610,163)     (21,586,886)     (8,577,026)
                                                                  -------------   -------------    -------------   -------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold......................                   21,606,716       7,892,863      391,010,969     357,088,401
   Cost of shares redeemed........................                  (39,318,667)    (96,590,691)    (315,926,513)    (83,370,049)
                                                                  -------------   -------------    -------------   -------------

   Net increase (decrease) in net assets resulting
      from shareholder transactions...............                  (17,711,951)    (88,697,828)      75,084,456     273,718,352
                                                                  -------------   -------------    -------------   -------------
   Total increase (decrease) in net assets........                  (11,046,509)   (100,722,267)      98,487,411     303,735,752

NET ASSETS:
   Beginning of period............................                   52,327,883     153,050,150      447,029,534     143,293,782
                                                                  -------------   -------------    -------------   -------------
   End of period..................................                $  41,281,374   $  52,327,883    $ 545,516,945   $ 447,029,534
                                                                  =============   =============    =============   =============
   Accumulated net investment income (loss)
      at end of period............................                $     (60,563)   $    (56,755)   $          --   $          --
                                                                  =============   =============    =============   =============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period........                    2,605,000       6,905,000       25,450,002       9,000,002
   Shares sold....................................                    1,000,000         350,000       21,300,000      21,500,000
   Shares redeemed................................                   (1,800,000)     (4,650,000)     (17,200,000)     (5,050,000)
                                                                  -------------   -------------    -------------   -------------

   Shares outstanding, end of period..............                    1,805,000       2,605,000       29,550,002      25,450,002
                                                                  =============   =============    =============   =============

Page 54                 See Notes to Financial Statements

                                          FIRST TRUST                      FIRST TRUST
        FIRST TRUST                        NYSE ARCA                        DOW JONES
           US IPO                        BIOTECHNOLOGY                      INTERNET
         INDEX FUND                       INDEX FUND                      INDEX(SM)FUND
-----------------------------    -----------------------------    -----------------------------
For the Year    For the Year      For the Year    For the Year    For the Year     For the Year
    Ended          Ended             Ended           Ended            Ended           Ended
December 31,    December 31,      December 31,    December 31,     December 31,     December 31,
    2012            2011              2012            2011            2012             2011
-----------------------------    -----------------------------    -----------------------------

$     235,387   $     125,086    $ (1,138,584)    $ (1,701,516)   $  (1,147,910)  $  (1,558,228)
    2,888,044       1,116,567        3,450,148      (9,067,198)       2,210,382      62,801,316

    1,595,084      (1,032,399)      69,354,260    (114,433,625)      87,556,216    (129,043,201)
-------------   -------------    -------------    ------------    -------------   -------------

    4,718,515         209,254       71,665,824    (125,202,339)      88,618,688     (67,800,113)
-------------   -------------    -------------    ------------    -------------   -------------


     (267,146)       (175,526)              --              --               --        (412,275)
-------------   -------------    -------------    ------------    -------------   -------------
     (267,146)       (175,526)              --              --               --        (412,275)
-------------   -------------    -------------    ------------    -------------   -------------


   17,551,471       8,666,281      128,745,653     640,051,793      160,053,757     519,933,101
  (12,937,294)     (8,388,699)    (143,996,259)   (533,039,358)    (210,474,282)   (521,516,911)
-------------   -------------    -------------    ------------    -------------   -------------


    4,614,177         277,582      (15,250,606)    107,012,435      (50,420,525)     (1,583,810)
-------------   -------------    -------------    ------------    -------------   -------------
    9,065,546         311,310       56,415,218     (18,189,904)      38,198,163     (69,796,198)


   15,593,835      15,282,525      183,029,963     201,219,867      519,683,381     589,479,579
-------------   -------------    -------------    ------------    -------------   -------------
$  24,659,381   $  15,593,835    $ 239,445,181    $183,029,963    $ 557,881,544   $ 519,683,381
=============   =============    =============   =============    =============   =============

$          --   $          --    $          --    $         --    $          --   $          --
=============   =============    =============   =============    =============   =============


      650,002         650,002        5,600,002       5,150,002       16,100,002      17,200,002
      600,000         350,000        3,000,000      15,400,000        4,400,000      14,900,000
     (450,000)       (350,000)      (3,400,000)    (14,950,000)      (6,200,000)    (16,000,000)
-------------   -------------    -------------    ------------    -------------   -------------

      800,002         650,002        5,200,002       5,600,002       14,300,002      16,100,002
=============   =============    =============   =============    =============   =============


                        See Notes to Financial Statements                Page 55

FIRST TRUST EXCHANGE-TRADED FUND



                                                                           FIRST TRUST                      FIRST TRUST
                                                                         STRATEGIC VALUE                VALUE LINE(R) EQUITY
                                                                           INDEX FUND                  ALLOCATION INDEX FUND
                                                                  -----------------------------    -----------------------------
                                                                  For the Year     For the Year    For the Year    For the Year
                                                                      Ended           Ended            Ended           Ended
                                                                  December 31,     December 31,    December 31,    December 31,
                                                                      2012             2011            2012            2011
                                                                  -------------   -------------    -------------   -------------
OPERATIONS:
   Net investment income (loss)...................                $     599,178   $     554,376    $      85,054   $      72,064
   Net realized gain (loss).......................                    2,196,767       2,204,042          195,615         128,844
   Net change in unrealized appreciation
       (depreciation).............................                    2,281,414      (3,710,370)         (10,096)       (835,358)
                                                                  -------------   -------------    -------------   -------------
Net increase (decrease) in net assets resulting
       from operations............................                    5,077,359        (951,952)         270,573        (634,450)
                                                                  -------------   -------------    -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..........................                     (591,636)       (660,711)         (97,326)        (72,485)
                                                                  -------------   -------------    -------------   -------------
   Total distributions to shareholders............                     (591,636)       (660,711)         (97,326)        (72,485)
                                                                  -------------   -------------    -------------   -------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold......................                   14,561,038      13,640,278        4,818,770       5,352,158
   Cost of shares redeemed........................                  (17,982,092)    (17,017,824)      (7,480,560)     (5,394,000)
                                                                  -------------   -------------    -------------   -------------
   Net increase (decrease) in net assets resulting
   from shareholder transactions..................                   (3,421,054)     (3,377,546)      (2,661,790)        (41,842)
                                                                  -------------   -------------    -------------   -------------
   Total increase (decrease) in net assets........                    1,064,669      (4,990,209)      (2,488,543)       (748,777)

NET ASSETS:
   Beginning of period............................                   31,642,521      36,632,730        6,356,875       7,105,652
                                                                  -------------   -------------    -------------   -------------
   End of period..................................                $  32,707,190   $  31,642,521    $   3,868,332   $   6,356,875
                                                                  =============   =============    =============   =============
   Accumulated net investment income (loss)
      at end of period............................                $       8,047   $          --    $        (743)  $         271
                                                                  =============   =============    =============   =============

CHANGES IN SHARES OUSTANDING:
   Shares outstanding, beginning of period........                    1,450,002       1,600,002          350,002         350,002
   Shares sold....................................                      600,000         550,000          250,000         250,000
   Shares redeemed................................                     (750,000)       (700,000)        (400,000)       (250,000)
                                                                  -------------   -------------    -------------   -------------

   Shares outstanding, end of period..............                    1,300,002       1,450,002          200,002         350,002
                                                                  =============   =============    =============   =============





Page 56                 See Notes to Financial Statements


         FIRST TRUST                      FIRST TRUST
   VALUE LINE(R) DIVIDEND              VALUE LINE(R) 100
         INDEX FUND                  EXCHANGE-TRADED FUND
-----------------------------    -----------------------------
For the Year    For the Year      For the Year    For the Year
    Ended          Ended             Ended           Ended
December 31,    December 31,      December 31,    December 31,
    2012            2011              2012            2011
-----------------------------    -----------------------------

$  13,995,661   $   7,902,272    $     545,050   $     392,155
   26,191,709      12,636,031        4,001,661      (1,350,721)

    7,088,311       3,716,675         (396,300)     (4,336,999)
-------------   -------------    -------------   -------------

   47,275,681      24,254,978        4,150,411      (5,295,565)
-------------   -------------    -------------   -------------


  (13,920,854)     (7,975,414)        (559,524)       (420,210)
-------------   -------------    -------------   -------------
  (13,920,854)     (7,975,414)        (559,524)       (420,210)
-------------   -------------    -------------   -------------


  304,870,331     225,622,376       61,932,673      85,357,150
 (196,520,474)    (94,012,975)     (75,431,362)   (112,529,279)
-------------   -------------    -------------   -------------

  108,349,857     131,609,401      (13,498,689)    (27,172,129)
-------------   -------------    -------------   -------------
  141,704,684     147,888,965       (9,907,802)    (32,887,904)


  366,398,557     218,509,592       55,542,680      88,430,584
-------------   -------------    -------------   -------------
$ 508,103,241   $ 366,398,557    $  45,634,878     $55,542,680
=============   =============    =============   =============

$      35,845   $          --    $         310   $     (24,835)
=============   =============    =============   =============


   22,887,986      14,487,986        4,489,982       6,539,982
   18,150,000      14,500,000        4,600,000       6,100,000
  (11,650,000)     (6,100,000)      (5,650,000)     (8,150,000)
-------------   -------------    -------------   -------------

   29,387,986      22,887,986        3,439,982       4,489,982
=============   =============    =============   =============


                        See Notes to Financial Statements                Page 57

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

                                            FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2012           2011           2010           2009           2008
                                          ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period       $    20.09     $    22.17     $    17.70     $    14.74     $    22.35
                                           ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.35           0.10           0.09           0.09           0.17
Net realized and unrealized gain (loss)          2.83          (2.02)          4.46           2.97          (7.60)
                                           ----------     ----------     ----------     ----------     ----------
Total from investment operations                 3.18          (1.92)          4.55           3.06          (7.43)
                                           ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.40)         (0.16)         (0.08)         (0.10)         (0.17)
Return of capital                                  --             --             --          (0.00)(a)      (0.01)
                                           ----------     ----------     ----------     ----------     ----------
Total distributions                             (0.40)         (0.16)         (0.08)         (0.10)         (0.18)
                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of period             $    22.87     $    20.09     $    22.17     $    17.70     $    14.74
                                           ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (b)                                15.86%         (8.69)%        25.77%         20.85%        (33.33)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $   41,281     $   52,328     $  153,050     $   18,679     $   14,077
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
    assets                                       0.76%          0.71%          0.86%          0.94%          1.05%
Ratio of net expenses to average net assets      0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
    average net assets                           1.38%          0.40%          0.94%          0.69%          0.79%
Portfolio turnover rate (c)                        71%            59%            86%            86%            85%

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS(SM) INDEX FUND

                                            FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2012           2011           2010           2009           2008
                                          ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period       $    17.57     $    15.92     $    14.27     $    13.09     $    20.20
                                           ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.71           0.61           0.57           0.56           0.83
Net realized and unrealized gain (loss)          0.89           1.65           1.66           1.19          (7.13)
                                           ----------     ----------     ----------     ----------     ----------
Total from investment operations                 1.60           2.26           2.23           1.75          (6.30)
                                           ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.71)         (0.61)         (0.58)         (0.57)         (0.81)
Return of capital                                  --             --          (0.00)(a)         --             --
                                           ----------     ----------     ----------     ----------     ----------
Total distributions                             (0.71)         (0.61)         (0.58)         (0.57)         (0.81)
                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of period             $    18.46     $    17.57     $    15.92     $    14.27     $    13.09
                                           ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (b)                                 9.14%         14.44%         16.05%         14.24%        (31.71)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $  545,517     $  447,030     $  143,294     $   48,505     $   43,196
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
    assets                                       0.51%          0.56%          0.66%          0.79%          0.72%
Ratio of net expenses to average net assets      0.45%          0.45%          0.45%          0.45%          0.45%
Ratio of net investment income (loss) to
    average net assets                           3.88%          3.98%          4.22%          4.64%          5.07%
Portfolio turnover rate (c)                        31%            27%            30%            81%            56%

(a)   Amount represents less than $0.01 per share.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 58                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST US IPO INDEX FUND

                                            FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2012           2011           2010           2009           2008
                                          ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period       $    23.99     $    23.51     $    20.08     $    14.09     $    25.36
                                           ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.31           0.18           0.20           0.59           0.15
Net realized and unrealized gain (loss)          6.87           0.55           3.45           5.72         (11.27)
                                           ----------     ----------     ----------     ----------     ----------
Total from investment operations                 7.18           0.73           3.65           6.31        (11.12)
                                           ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.35)         (0.25)         (0.22)         (0.32)         (0.14)
Return of capital                                  --             --             --             --          (0.01)
                                           ----------     ----------     ----------     ----------     ----------
Total distributions                             (0.35)         (0.25)         (0.22)         (0.32)         (0.15)
                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of period             $    30.82     $    23.99     $    23.51     $    20.08     $    14.09
                                           ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                30.01%          3.11%         18.28%         44.93%        (43.88)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $   24,659     $   15,594     $   15,283     $   11,043     $    8,454
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
    assets                                       1.01%          1.01%          1.32%          1.34%          1.02%
Ratio of net expenses to average net assets      0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
    average net assets                           1.27%          0.70%          1.28%          3.59%          0.50%
Portfolio turnover rate (b)                        48%            44%            43%            30%            62%

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND

                                            FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2012           2011           2010           2009           2008
                                          ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period       $    32.68     $    39.07     $    28.54     $    19.70     $    24.41
                                           ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    (0.22)         (0.30)         (0.17)         (0.16)          0.18
Net realized and unrealized gain (loss)         13.59          (6.09)         10.70           9.00          (4.62)
                                           ----------     ----------     ----------     ----------     ----------
Total from investment operations                13.37          (6.39)         10.53           8.84          (4.44)
                                           ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              --             --             --             --          (0.18)
Return of capital                                  --             --             --             --          (0.09)
                                           ----------     ----------     ----------     ----------     ----------
Total distributions                                --             --             --             --          (0.27)
                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of period             $    46.05     $    32.68     $    39.07     $    28.54     $    19.70
                                           ==========     ==========     ==========     ==========     ==========


TOTAL RETURN (a)                                40.91%        (16.36)%        36.90%         44.87%        (18.33)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $  239,445     $  183,030     $  201,220     $   67,068     $   59,097
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
    assets                                       0.61%          0.61%          0.66%          0.72%          0.72%
Ratio of net expenses to average net assets      0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
    average net assets                          (0.48)%        (0.54)%        (0.60)%        (0.60)%         0.67%
Portfolio turnover rate (b)                        39%            44%            35%            44%            38%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(b) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 59

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND

                                            FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2012           2011           2010           2009           2008
                                          ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period       $    32.28     $    34.27     $    25.11     $    14.01     $    25.09
                                           ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    (0.08)         (0.10)          0.04          (0.05)          0.05
Net realized and unrealized gain (loss)          6.81          (1.87)          9.16          11.15         (11.08)
                                           ----------     ----------     ----------     ----------     ----------
Total from investment operations                 6.73          (1.97)          9.20          11.10         (11.03)
                                           ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              --          (0.02)         (0.04)            --          (0.05)
Return of capital                                  --             --             --             --          (0.00)
 (a)
                                           ----------     ----------     ----------     ----------     ----------
Total distributions                                --          (0.02)         (0.04)            --          (0.05)
                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of period             $    39.01     $    32.28     $    34.27     $    25.11     $    14.01
                                           ==========     ==========     ==========     ==========     ==========

TOTAL RETURN (b)                                20.85%         (5.74)%        36.63%         79.23%        (44.02)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $  557,882     $  519,683     $  589,480     $   86,615     $   14,708
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
    assets                                       0.60%          0.60%          0.66%          0.73%          0.82%
Ratio of net expenses to average net assets      0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
    average net assets                          (0.23)%        (0.25)%         0.26%         (0.46)%         0.21%
Portfolio turnover rate (c)                        33%            18%            16%            35%            44%

FIRST TRUST STRATEGIC VALUE INDEX FUND

                                            FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2012           2011           2010           2009           2008
                                          ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period       $    21.82     $    22.90     $    20.47     $    14.90     $    24.12
                                           ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.45           0.35           0.39           0.28           0.28
Net realized and unrealized gain (loss)          3.34          (1.01)          2.44           5.57          (9.22)
                                           ----------     ----------     ----------     ----------     ----------
Total from investment operations                 3.79          (0.66)          2.83           5.85          (8.94)
                                           ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.45)         (0.42)         (0.40)         (0.28)         (0.28)
Return of capital                                  --             --          (0.00)(a)         --             --
                                           ----------     ----------     ----------     ----------     ----------
Total distributions                             (0.45)         (0.42)         (0.40)         (0.28)         (0.28)
                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of period             $    25.16     $    21.82     $    22.90     $    20.47     $    14.90
                                           ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (b)                                17.45%         (2.94)%        14.04%         39.43%        (37.23)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $   32,707     $   31,643     $   36,633     $   51,164     $   35,762
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
    assets                                       0.83%          0.82%          0.86%          0.87%          0.72%
Ratio of net expenses to average net assets      0.65%          0.65%          0.65%          0.65%          0.65%
Ratio of net investment income (loss) to
    average net assets                           1.84%          1.51%          1.58%          1.57%          1.31%
Portfolio turnover rate (c)                        84%           114%           197%           171%           157%

(a)   Amount represents less than $0.01 per share.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 60                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

                                            FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2012           2011           2010           2009           2008
                                          ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period       $    18.16     $    20.30     $    17.21     $    12.98     $    20.45
                                           ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.34           0.21           0.29           0.18           0.25
Net realized and unrealized gain (loss)          1.24          (2.14)          3.09           4.23          (7.47)
                                           ----------     ----------     ----------     ----------     ----------
Total from investment operations                 1.58          (1.93)          3.38           4.41          (7.22)
                                           ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.40)         (0.21)         (0.29)         (0.18)         (0.25)
                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of period             $    19.34     $    18.16     $    20.30     $    17.21     $    12.98
                                           ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                 8.74%         (9.56)%        19.85%         34.15%        (35.45)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $    3,868     $    6,357     $    7,106     $    6,885     $    5,841
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
    assets                                       1.85%          1.39%          1.35%          1.24%          1.14%
Ratio of net expenses to average net
    assets                                       0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss)
    to average net assets                        1.64%          1.05%          1.29%          1.24%          1.29%
Portfolio turnover rate (b)                       203%           184%           205%           191%           120%


FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND

                                            FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2012           2011           2010           2009           2008
                                          ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period       $    16.01     $    15.08     $    13.37     $    11.55     $    15.75
                                           ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.50           0.42           0.41(c)        0.38           0.45
Net realized and unrealized gain (loss)          1.28           0.93           1.71           1.82          (4.20)
                                           ----------     ----------     ----------     ----------     ----------
Total from investment operations                 1.78           1.35           2.12           2.20          (3.75)
                                           ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.50)         (0.42)         (0.40)         (0.38)         (0.45)
Return of capital                                  --             --          (0.01)            --             --
                                           ----------     ----------     ----------     ----------     ----------
Total distributions to shareholders             (0.50)         (0.42)         (0.41)         (0.38)         (0.45)
                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of period             $    17.29     $    16.01     $    15.08     $    13.37     $    11.55
                                           ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                11.17%          9.03%         16.08%         19.58%        (24.17)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $  508,103     $  366,399     $  218,510     $  153,618     $  115,403
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
    assets                                       0.78%          0.79%          0.84%          0.80%          0.84%
Ratio of net expenses to average net assets      0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
    average net assets                           3.03%          2.84%          2.94%          3.30%          3.20%
Portfolio turnover rate (b)                        54%            53%            55%           101%           109%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(b) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(c) Per share amounts have been calculated using the average share method.


                        See Notes to Financial Statements                Page 61

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND

                                            FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2012           2011           2010           2009           2008
                                          ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period       $    12.37     $    13.52     $    10.44     $     9.26     $    17.91
                                           ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.15           0.08           0.00(a)       (0.01)         (0.02)
Net realized and unrealized gain (loss)          0.90          (1.15)          3.08           1.19          (8.63)
                                           ----------     ----------     ----------     ----------     ----------
Total from investment operations                 1.05          (1.07)          3.08           1.18          (8.65)
                                           ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.15)         (0.08)            --             --             --
                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of period             $    13.27     $    12.37     $    13.52     $    10.44     $     9.26
                                           ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (b)                                 8.53%         (7.92)%        29.50%         12.74%        (48.30)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $   45,635     $   55,543     $   88,431     $   60,433     $   75,825
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
    assets                                       0.87%          0.82%          0.87%          0.85%          0.86%
Ratio of net expenses to average net assets      0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
    average net assets                           1.03%          0.47%          0.01%         (0.08)%        (0.11)%
Portfolio turnover rate (c)                       304%           202%           266%           235%           251%


(a)   Amount represents less than $0.01 per share.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total returns calculated for a period of less than one year are not annualized. The total returns would have been lower if certain fees had not been waived or expenses reimbursed by the investment advisor.
(c) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 62                 See Notes to Financial Statements

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 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2012

1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of nineteen exchange-traded funds. This report covers the nine funds listed below:

      First Trust Dow Jones Select MicroCap Index(SM) Fund (NYSE Arca, Inc.
        ("NYSE Arca") ticker "FDM")
      First Trust Morningstar Dividend Leaders(SM) Index Fund (NYSE Arca ticker
        "FDL")
      First Trust US IPO Index Fund (NYSE Arca ticker "FPX")
      First Trust NYSE Arca Biotechnology Index Fund (NYSE Arca ticker "FBT") First Trust Dow Jones Internet Index(SM) Fund (NYSE Arca ticker "FDN") First Trust Strategic Value Index Fund (NYSE Arca ticker "FDV")
      First Trust Value Line(R) Equity Allocation Index Fund (NYSE Arca ticker
        "FVI")
      First Trust Value Line(R) Dividend Index Fund (NYSE Arca ticker "FVD") First Trust Value Line(R) 100 Exchange-Traded Fund (NYSE Arca ticker
        "FVL")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Each Fund's shares currently are listed and traded on the NYSE Arca. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:


FUND                                                             INDEX
First Trust Dow Jones Select MicroCap Index(SM) Fund             Dow Jones Select MicroCap Index(SM)
First Trust Morningstar Dividend Leaders(SM) Index Fund          Morningstar(R) Dividend Leaders(SM) Index
First Trust US IPO Index Fund                                    IPOX(R)-100 U.S. Index
First Trust NYSE Arca Biotechnology Index Fund                   NYSE Arca Biotechnology Index(SM)
First Trust Dow Jones Internet Index(SM) Fund                    Dow Jones Internet Composite
Index(SM) First Trust Strategic Value Index Fund                 Credit Suisse U.S. Value Index, Powered by HOLT(TM)
First Trust Value Line(R) Equity Allocation Index Fund           Value Line(R) Equity Allocation Index(TM)
First Trust Value Line(R) Dividend Index Fund                    Value Line(R) Dividend Index(TM)
First Trust Value Line(R) 100 Exchange-Traded Fund               Value Line(R) 100 Index(TM)

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. Each Fund's securities will be valued as follows:

       Common stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market, LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

       Securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ or the AIM, are valued at the closing bid prices.

       Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

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                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2012

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security s "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1) the type of security;

      2) the size of the holding;

      3) the initial cost of the security;

      4) transactions in comparable securities;

      5) price quotes from dealers and/or pricing services;

      6) relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8) an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, the use of fair value prices and certain current market quotations or official closing prices could result in a difference between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index, which, in turn, could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Level 2

      o Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of December 31, 2012, is included with each Fund's Portfolio of Investments.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

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 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2012


C. Securities Lending

The Funds may lend securities representing up to 20% of the value of their total assets to broker-dealers, banks, and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities.

The collateral amount is valued at the beginning of each business day using the market value of the loaned securities from the prior business day. If additional collateral is necessary, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. acts as the Funds securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2012, only FPX and FBT have securities in the securities lending program.

D. Dividends and Distribution to Shareholders

Effective May 1, 2012, dividends from net investment income of each Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Prior to May 1, 2012, dividends from net investment income were declared and paid semiannually, with the exception of FDL and FVD. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the year ended December 31, 2012 was as follows:

                                                                                        Distributions       Distributions
                                                                 Distributions paid         paid                paid
                                                                    from Ordinary       from Capital         from Return
                                                                       Income               Gains            of Capital
                                                               -------------------------------------------------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                $   763,985             $ --                $ --
First Trust Morningstar Dividend Leaders(SM) Index Fund              21,586,886               --                  --
First Trust US IPO Index Fund                                           267,146               --                  --
First Trust NYSE Arca Biotechnology Index Fund                               --               --                  --
First Trust Dow Jones Internet Index(SM) Fund                                --               --                  --
First Trust Strategic Value Index Fund                                  591,636               --                  --
First Trust Value Line(R) Equity Allocation Index Fund                   97,326               --                  --
First Trust Value Line(R) Dividend Index Fund                        13,920,854               --                  --
First Trust Value Line(R) 100 Exchange-Traded Fund                      559,524               --                  --

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 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2012


The tax character of distributions paid by each Fund during the year ended December 31, 2011 was as follows:

                                                                                          Distributions      Distributions
                                                                 Distributions paid           paid               paid
                                                                    from Ordinary         from Capital        from Return
                                                                       Income                 Gains           of Capital
                                                               -------------------------------------------------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                $   610,163               $ --               $ --
First Trust Morningstar Dividend Leaders(SM) Index Fund               8,577,026                 --                 --
First Trust US IPO Index Fund                                           175,526                 --                 --
First Trust NYSE Arca Biotechnology Index Fund                               --                 --                 --
First Trust Dow Jones Internet Index(SM) Fund                           412,275                 --                 --
First Trust Strategic Value Index Fund                                  660,711                 --                 --
First Trust Value Line(R) Equity Allocation Index Fund                   72,485                 --                 --
First Trust Value Line(R) Dividend Index Fund                         7,975,414                 --                 --
First Trust Value Line(R) 100 Exchange-Traded Fund                      420,210                 --                 --



As of December 31, 2012, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                            Accumulated
                                                                    Undistributed           Capital and       Net Unrealized
                                                                      Ordinary                 Other           Appreciation
                                                                       Income               Gain (Loss)       (Depreciation)
                                                               -------------------------------------------------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                $     5,570            $ (23,253,529)    $    2,719,118
First Trust Morningstar Dividend Leaders(SM) Index Fund                      --              (34,346,105)        14,108,691
First Trust US IPO Index Fund                                                --               (6,060,873)         1,706,590
First Trust NYSE Arca Biotechnology Index Fund                               --              (17,159,694)       (41,847,467)
First Trust Dow Jones Internet Index(SM) Fund                                --              (31,001,109)        24,106,693
First Trust Strategic Value Index Fund                                    8,047              (25,834,381)         1,454,253
First Trust Value Line(R) Equity Allocation Index Fund                       --               (6,133,166)           193,304
First Trust Value Line(R) Dividend Index Fund                            35,845              (47,822,658)        33,110,545
First Trust Value Line(R)100 Exchange-Traded Fund                           310              (96,572,464)         1,254,714

E. Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2009, 2010, 2011 and 2012 remain open to federal and state audit. As of December 31, 2012, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Fund had pre-enactment and post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

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 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2012


                                   Capital     Capital     Capital     Capital     Capital       Capital
                                    Loss        Loss        Loss         Loss        Loss         Loss         Post-       Total
                                  Available   Available   Available   Available   Available     Available   Effective     Capital
                                   Through     Through     Through     Through     Through       Through        No          Loss
                                    2013        2014        2015         2016        2017         2018      Expiration   Available
                                  ---------- ----------- ----------- ----------- ------------  ----------- ------------ ------------

First Trust Dow Jones Select
     MicroCap Index(SM) Fund      $      --  $1,604,481  $  910,503  $   902,807  $ 3,227,616  $ 5,096,533  $11,511,589  $23,253,529
First Trust Morningstar Dividend
     Leaders(SM) Index Fund          52,755     202,279     198,670   14,962,284   16,831,977      473,435    1,624,705   34,346,105
First Trust US IPO Index Fund                   303,759     740,683    2,682,788    1,127,563       65,058    1,141,022    6,060,873
First Trust NYSE Arca
     Biotechnology Index Fund            --          --          --    2,061,136    5,787,577    1,039,054    8,271,927   17,159,694
First Trust Dow Jones
     Internet Index(SM) Fund             --          --          --    6,295,170    1,163,966           --   23,541,973   31,001,109
First Trust Strategic Value
     Index Fund                          --      45,432     831,336   11,401,861   11,336,270    1,367,556      851,926   25,834,381
First Trust Value Line(R) Equity
     Allocation Index Fund               --          --   1,392,919    1,168,041    2,421,122           --    1,151,084    6,133,166
First Trust Value Line(R)
     Dividend Index Fund                 --          --   4,488,019   21,855,796   19,646,203      437,987    1,394,653   47,822,658
First Trust Value Line(R) 100
     Exchange-Traded Fund                --          --   1,905,072   47,805,834   29,477,928           --   17,383,630   96,572,464

In order to present paid-in capital and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended December 31, 2012, the adjustments for each Fund were as follows:


                                                                   Accumulated          Accumulated Net
                                                                 Net Investment       Realized Gain (Loss)       Paid-in
                                                                  Income (Loss)          on Investments          Capital
                                                                ----------------     ---------------------    -------------
First Trust Dow Jones Select MicroCap Index(SM) Fund              $      73,656           $   (7,845,912)      $  7,772,256
First Trust Morningstar Dividend Leaders(SM) Index Fund                  30,802              (38,182,532)        38,151,730
First Trust US IPO Index Fund                                            31,759               (3,661,814)         3,630,055
First Trust NYSE Arca Biotechnology Index Fund                        1,138,584              (24,763,470)        23,624,886
First Trust Dow Jones Internet Index(SM) Fund                         1,147,910              (19,785,411)        18,637,501
First Trust Strategic Value Index Fund                                      505               (2,454,124)         2,453,619
First Trust Value Line(R) Equity Allocation Index Fund                   11,258                 (429,176)           417,918
First Trust Value Line(R) Dividend Index Fund                          (38,962)              (28,233,708)        28,272,670
First Trust Value Line(R) 100 Exchange-Traded Fund                       39,619               (8,716,420)         8,676,801


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                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2012


F. Expenses

General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund. Expenses that are directly related to one of the Funds are charged directly to the respective Fund. First Trust Advisors L.P. ("First Trust" or the "Advisor") has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR
First Trust Dow Jones Select MicroCap Index(SM) Fund            Dow Jones & Company, Inc.
First Trust Morningstar Dividend Leaders(SM) Index Fund         Morningstar, Inc. First
Trust US IPO Index Fund                                         IPOX Schuster LLC
First Trust  NYSE Arca Biotechnology Index Fund                 NYSE Euronext
First Trust Dow Jones Internet Index(SM) Fund                   Dow Jones & Company, Inc.
First Trust Strategic Value Index Fund                          Credit Suisse Securities (USA) LLC and Credit Suisse Group AG
First Trust Value Line(R) Equity Allocation Index Fund          Value Line Publishing, Inc.(R)
First Trust Value Line(R) Dividend Index Fund                   Value Line Publishing, Inc.(R)
First Trust Value Line(R)100 Exchange-Traded Fund               Value Line Publishing, Inc.(R)

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.


 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds business affairs and providing certain administrative services necessary for the management of the Funds.

For these services, First Trust is entitled to receive monthly fees from each Fund calculated at the following annual rates:

                                                                  % of Average
                                                                Daily Net Assets
                                                                ----------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                 0.50%
First Trust Morningstar Dividend Leaders(SM) Index Fund              0.30%
First Trust US IPO Index Fund                                        0.40%
First Trust NYSE Arca Biotechnology Index Fund                       0.40%
First Trust Dow Jones Internet Index(SM) Fund                        0.40%
First Trust Strategic Value Index Fund                               0.50%
First Trust Value Line(R) Equity Allocation Index Fund               0.50%
First Trust Value Line(R) Dividend Index Fund                        0.50%
First Trust Value Line(R) 100 Exchange-Traded Fund                   0.50%


The Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which the Advisor has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least April 30, 2013.

                                                                  Expense Cap
                                                                ----------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                 0.60%
First Trust Morningstar Dividend Leaders(SM) Index Fund              0.45%
First Trust US IPO Index Fund                                        0.60%
First Trust NYSE Arca Biotechnology Index Fund                       0.60%
First Trust Dow Jones Internet Index(SM) Fund                        0.60%
First Trust Strategic Value Index Fund                               0.65%
First Trust Value Line(R) Equity Allocation Index Fund               0.70%
First Trust Value Line(R) Dividend Index Fund                        0.70%
First Trust Value Line(R) 100 Exchange-Traded Fund                   0.70%


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                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2012


Expenses reimbursed and fees waived by First Trust under the Expense Reimbursement Agreement are subject to recovery by First Trust for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees were waived by First Trust. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the year ended December 31, 2012 and the expenses borne by the Advisor subject to recovery from each applicable Fund for the periods indicated were as follows:


                                                                                 Expenses Borne by Advisor Subject to Recovery
                                                                            --------------------------------------------------------
                                                                                Year          Year           Year
                                                 Advisory                      Ended         Ended          Ended
                                                    Fee         Expense       December      December       December
                                                  Waivers    Reimbursement    31, 2010      31, 2011       31, 2012        Total
                                                ----------   -------------  ------------  ------------   ------------   ------------
First Trust Dow Jones Select MicroCap Index(SM)
    Fund                                          $ 79,603     $       --     $ 127,967     $ 117,235      $  79,603      $ 324,805
First Trust Morningstar Dividend Leaders(SM)
    Index Fund                                     322,632             --       147,279       226,674        322,632        696,585
First Trust US IPO Index Fund                       73,960          2,190        83,357        73,773         76,150        233,280
First Trust NYSE Arca Biotechnology Index Fund      32,040             --        95,610        43,660         32,040        171,310
First Trust Dow Jones Internet Index(SM) Fund           --             --            --            --             --             --
First Trust Strategic Value Index Fund              59,498             --        83,712        61,430         59,498        204,640
First Trust Value Line(R) Equity Allocation
    Index Fund                                      25,867         33,378        50,388        47,073         59,245        156,706
First Trust Value Line(R) Dividend Index Fund      350,127             --       228,962       249,861        350,127        828,950
First Trust Value Line(R) 100 Exchange Traded
    Fund                                            88,774             --       107,626        99,646         88,774        296,046

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the servicing agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Trust. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Effective January 23, 2012, James A. Bowen resigned from his position as the President and Chief Executive Officer of the Trust. He will continue as a Trustee, the Chairman of the Board of Trustees and a member of the Executive Committee. The Board elected Mark R. Bradley to serve as the President and Chief Executive Officer of the Trust and James M. Dykas to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Trust.

Effective January 1, 2012, each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, each Independent Trustee received an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer was allocated equally among each of the trusts.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, the annual amounts paid were $10,000, $5,000 and $2,500, respectively. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman will serve two-year terms until December 31, 2013 before rotating to serve as chairman of another committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for serving in such capacities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2012


                      4. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2012, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:


                                                                      Purchases                Sales
                                                                   ---------------        ---------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                $  34,629,672          $  34,579,446
First Trust Morningstar Dividend Leaders(SM) Index Fund               171,141,909            170,929,326
First Trust US IPO Index Fund                                           9,067,561              9,019,351
First Trust NYSE Arca Biotechnology Index Fund                         90,806,636             90,455,931
First Trust Dow Jones Internet Index(SM) Fund                         166,012,393            167,636,759
First Trust Strategic Value Index Fund                                 27,157,459             27,037,115
First Trust Value Line(R) Equity Allocation Index Fund                 10,363,518             10,380,895
First Trust Value Line(R) Dividend Index Fund                         248,987,660            248,680,607
First Trust Value Line(R) 100 Exchange-Traded Fund                    158,195,183            158,140,945

For the year ended December 31, 2012, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                      Purchases                Sales
                                                                   ---------------        ---------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                $  21,596,201          $  39,297,154
First Trust Morningstar Dividend Leaders(SM) Index Fund               390,239,785            315,576,433
First Trust US IPO Index Fund                                          17,524,046             12,960,076
First Trust NYSE Arca Biotechnology Index Fund                        128,777,482            143,457,939
First Trust Dow Jones Internet Index(SM) Fund                         160,030,700            210,543,515
First Trust Strategic Value Index Fund                                 14,379,660             17,923,344
First Trust Value Line(R) Equity Allocation Index Fund                  4,818,326              7,475,504
First Trust Value Line(R) Dividend Index Fund                         304,478,686            196,347,633
First Trust Value Line(R) 100 Exchange-Traded Fund                     61,903,064             75,385,503


                   5. CREATION, REDEMPTION & TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Purchasers of Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

             Number of Securities               Creation
              in a Creation Unit             Transaction Fee
            ----------------------          -----------------
                      1-100                        $500
                    101-200                      $1,000
                    201-300                      $1,500
                    301-400                      $2,000
                    401-500                      $2,500
                    501-600                      $3,000
                    601-700                      $3,500

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2012


Parties redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

             Number of Securities              Redemption
              in a Creation Unit             Transaction Fee
            ----------------------          -----------------
                      1-100                        $500
                    101-200                      $1,000
                    201-300                      $1,500
                    301-400                      $2,000
                    401-500                      $2,500
                    501-600                      $3,000
                    601-700                      $3,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before April 30, 2013.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of First Trust Exchange-Traded Fund:

We have audited the accompanying statements of assets and liabilities of First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust Morningstar Dividend Leaders(SM) Index Fund, First Trust US IPO Index Fund, First Trust NYSE Arca Biotechnology Index Fund, First Trust Dow Jones Internet Index(SM) Fund, First Trust Strategic Value Index Fund, First Trust Value Line(R) Equity Allocation Index Fund, First Trust Value Line(R) Dividend Index Fund, and First Trust Value Line(R) 100 Exchange-Traded Fund, each a series of the First Trust Exchange-Traded Fund (the "Fund"), including the portfolios of investments, as of December 31, 2012, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above included in the First Trust Exchange-Traded Fund as of December 31, 2012, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deltitte & Touche LLP

Chicago, Illinois
February 28, 2013

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2012 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Funds use to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the period ended June 30, 2012 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files a complete schedule of each Fund's portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available (1) by calling
(800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2012, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                          Dividends Received Deduction
                                                                         ------------------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                                100.00%
First Trust Morningstar Dividend Leaders(SM) Index Fund                             100.00%
First Trust US IPO Index Fund                                                       100.00%
First Trust NYSE Arca Biotechnology Index Fund                                          --
First Trust Dow Jones Internet Index(SM) Fund                                           --
First Trust Strategic Value Index Fund                                              100.00%
First Trust Value Line(R) Equity Allocation Index Fund                              100.00%
First Trust Value Line(R) Dividend Index Fund                                       100.00%
First Trust Value Line(R) 100 Exchange-Traded Fund                                  100.00%


For the taxable year ended December 31, 2012, the following percentages of income dividends paid by the Funds is hereby designated as qualified dividend income:


                                                                           Qualified Dividend Income
                                                                         ------------------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                                100.00%
First Trust Morningstar Dividend Leaders(SM) Index Fund                             100.00%
First Trust US IPO Index Fund                                                       100.00%
First Trust NYSE Arca Biotechnology Index Fund                                          --
First Trust Dow Jones Internet Index(SM) Fund                                           --
First Trust Strategic Value Index Fund                                              100.00%
First Trust Value Line(R) Equity Allocation Index Fund                              100.00%
First Trust Value Line(R) Dividend Index Fund                                       100.00%
First Trust Value Line(R) 100 Exchange-Traded Fund                                  100.00%

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2012 (UNAUDITED)

The Funds' statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.



                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
                                                                                                THE FIRST TRUST        OTHER
    NAME, ADDRESS,                   TERM OF OFFICE                                              FUND COMPLEX      TRUSTEESHIPS OR
   DATE OF BIRTH AND                       AND                  PRINCIPAL OCCUPATIONS             OVERSEEN BY       DIRECTORSHIPS
POSITION WITH THE TRUST             LENGTH OF SERVICE            DURING PAST 5 YEARS                TRUSTEE        HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                       INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee       o  Indefinite Term    Physician; President, Wheaton Orthopedics;   98          None
c/o First Trust Advisors L.P.                            Co-Owner and Co-Director (January 1996
120 East Liberty Drive,            o  Since Inception    to May 2007), Sports Med Center for
  Suite 400                                              Fitness; Limited Partner, Gundersen Real
Wheaton, IL 60187                                        Estate Limited Partnership; Member,
D.O.B.: 04/51                                            Sportsmed LLC


Thomas R. Kadlec, Trustee          o  Indefinite Term    President (March 2010 to Present), Senior    98          Director of ADM
c/o First Trust Advisors L.P.                            Vice President and Chief Financial Officer               Investor Services,
120 East Liberty Drive,            o  Since Inception    (May 2007 to March 2010), Vice President                 Inc. and ADM
  Suite 400                                              and Chief Financial Officer (1990 to May                 Investor Services,
Wheaton, IL 60187                                        2007), ADM Investor Services, Inc. (Futures              International
D.O.B.: 11/57                                            Commission Merchant)


Robert F. Keith, Trustee           o  Indefinite Term    President (2003 to Present), Hibs            98          None
c/o First Trust Advisors L.P.                            Enterprises (Financial and Management
120 East Liberty Drive,            o  Since June 2006    Consulting)
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee           o  Indefinite Term    President and Chief Executive Officer        98          Director of
c/o First Trust Advisors L.P.                            (June 2012 to Present), Dew Learning LLC                 Covenant
120 East Liberty Drive,            o  Since Inception    (Educational Products and Services),                     Transport Inc.
   Suite 400                                             President (June 2002 to June 2012),
Wheaton, IL 60187                                        Covenant College
D.O.B.: 03/54


------------------------------------------------------------------------------------------------------------------------------------
                                                      INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee and     o  Indefinite Term    Chief Executive Officer (December 2010       98          None
Chairman of the Board                                    to Present), President (until December
120 East Liberty Drive,            o  Since Inception    2010), First Trust Advisors L.P. and First
    Suite 400                                            Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                        Board of Directors, BondWave LLC
D.O.B.: 09/55                                            (Software Development Company/
                                                         Investment Advisor) and Stonebridge
                                                         Advisors LLC (Investment Advisor)

------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2012 (UNAUDITED)

                             POSITION AND              TERM OF OFFICE
    NAME, ADDRESS               OFFICES                AND LENGTH OF                         PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH           WITH TRUST                  SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley          President and Chief       o Indefinite Term          Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,    Financial Officer                                    and Chief Financial Officer, First Trust Advisors
    Suite 400                                      o President and Chief      L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                    Executive Officer        Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                        Since January 2012       Company/Investment Advisor) and Stonebridge
                                                                              Advisors LLC (Investment Advisor)
                                                   o Treasurer, Chief
                                                     Financial Officer and
                                                     Chief Accounting
                                                     Officer from Inception
                                                     to January 2012

James M. Dykas           Treasurer, Chief          o Indefinite Term          Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,    Financial Officer                                    President (April 2007 to January 2011), Vice
   Suite 400             and Chief Accounting      o Treasurer, Chief         President (January 2005 to April 2007), First Trust
Wheaton, IL 60187        Officer                     Financial Officer and    Advisors L.P. and First Trust Portfolios L.P.
D.O.B.: 01/66                                        Chief Accounting
                                                     Officer Since January
                                                     2012

                                                   o Assistant Treasurer
                                                     from December 2005
                                                     to Janaury 2012

W. Scott Jardine         Secretary and Chief       o Indefinite Term          General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,    Legal Officer                                        Trust Portfolios L.P.; Secretary, BondWave LLC
   Suite 400                                       o Since Inception          (Software Development Company/Investment
Wheaton, IL 60187                                                             Advisor) and Stonebridge Advisors LLC
D.O.B.: 05/60                                                                 (Investment Advisor)

Daniel J. Lindquist      Vice President            o Indefinite Term          Senior Vice President (September 2005 to
120 E. Liberty Drive,                                                         Present), First Trust Advisors L.P. and First Trust
    Suite 400                                      o Since December 2005      Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 02/70

Kristi A. Maher          Assistant Secretary and   o Indefinite Term          Deputy General Counsel (May 2007 to Present),
120 E. Liberty Drive,    Chief Compliance Officer                             First Trust Advisors L.P. and First Trust
    Suite 400                                      o Assistant Secretary      Portfolios L.P.
Wheaton, IL 60187                                    Since Inception

D.O.B.: 12/66                                      o Chief Compliance
                                                     Officer since January
                                                     2011

Roger F. Testin          Vice President            o Indefinite Term          Senior Vice President (November 2003 to Present),
120 E. Liberty Drive,                                                         First Trust Advisors L.P. and First Trust
   Suite 400                                       o Since Inception          Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 06/66

Stan Ueland              Vice President            o Indefinite Term          Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                         Vice President (August 2005 to September 2012),
   Suite 400                                       o Since December 2006      First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                             Portfolios L.P.
D.O.B.: 11/70


---------------------
(2) Officers of the Trust have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
RISK CONSIDERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Overall stock market values could decline generally or could underperform other investments.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end funds, investors are generally not able to purchase exchange-traded fund ("ETF") shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Each Fund is subject to index tracking risk. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the index that the Fund seeks to track.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

Each Fund is also exposed to additional market risk due to a policy of investing principally in the securities included in its corresponding index. As a result of such policies, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, each Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license from an index provider that permits the Fund to use its corresponding index and associated trade names and trademarks in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the respective index provider and, as a result, each Fund may lose its ability to use such intellectual property. There is also no guarantee that the index provider has all rights to license the respective intellectual property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license the particular intellectual property, it may have a significant effect on the operation of the related Fund.

Each Fund is subject to issuer specific changes risk. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund will be concentrated in the securities of companies of a given industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the related industry and may subject a Fund to greater market risk than less concentrated funds.

With the exception of First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust Value Line(R) Dividend Index Fund, First Trust Value Line(R) Equity Allocation Index Fund and First Trust Value Line(R) 100 Exchange-Traded Fund, each Fund is considered to be non-diversified. As a result, those Funds are exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

The Funds are not actively managed. The Funds may be affected by a general decline in certain market segments relating to their corresponding index. The Funds invests in securities included in or representative of their corresponding index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

The First Trust Dow Jones Select MicroCap Index(SM) Fund invests in micro-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, may be less liquid, and may experience greater price volatility than larger, more established companies.

--------------------------------------------------------------------------------
RISK CONSIDERATIONS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

The First Trust Dow Jones Internet Index(SM) Fund invests in stocks of companies in the technology sector. You should be aware that an investment in a portfolio which invests in a particular sector involves additional risks, including limited diversification. The companies engaged in the technology sector are subject to fierce competition and high research and development costs, and their products and services may be subject to rapid obsolescence.

The First Trust NYSE Arca Biotechnology Index Fund is concentrated in stocks of companies in the biotechnology sector. You should be aware that an investment in a portfolio which is concentrated in a particular sector involves additional risks, including limited diversification. The companies engaged in the biotechnology sector are subject to fierce competition, substantial research and development costs, governmental regulations and pricing constraints, and their products and services may be subject to rapid obsolescence.

The First Trust NYSE Arca Biotechnology Index Fund invests in the securities of companies in the health care sector. Because companies in the health care sector are involved in medical services or health care including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, general problems of these companies include extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulations.

The First Trust US IPO Fund invests in companies that have recently conducted an initial public offering. The stocks of such companies are often subject to extreme price volatility and speculative trading.

The First Trust Morningstar Dividend Leaders(SM) Index Fund and First Trust Value Line(R) Dividend Index Fund invest in securities of companies in the financials sector. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Although recently enacted legislation repealed most of the barriers which separated the banking, insurance and securities industries, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations. The downturn in the U.S. and world economies has adversely affected banks, thrifts and other companies in the financials sector.

The First Trust US IPO Fund and the First Trust Dow Jones Internet Index(SM) Fund invest in securities of companies in the information technology industry. Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; and aggressive pricing and reduced profit margins.

The First Trust Strategic Value Index Fund invests in the securities of companies in the consumer discretionary sector. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

With the exception of First Trust Strategic Value Index Fund and First Trust Dow Jones Select MicroCap Index(SM) Fund, the Funds may invest in small capitalization and mid-capitalization companies. Such companies' securities may be less liquid and may experience greater price volatility than securities of larger, more established companies.

Because a Fund's corresponding index may include American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks of non-U.S. companies, the investments of certain Funds, including but not limited to, the First Trust Value Line(R) 100 Exchange-Traded Fund, involves risks of investing in non-U.S. securities that are in addition to the risk associated with domestic securities. Non-U.S. companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, non-U.S. accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, non-U.S. companies are exposed to additional economic, political, social or diplomatic events. ADRs and ADSs also involve substantially identical risks to those associated with investments in non-U.S. securities. In addition, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

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PRIVACY POLICY
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2012 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

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

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

FIRST TRUST

FIRST TRUST EXCHANGE-TRADED FUND

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

FIRST TRUST EXCHANGE-TRADED FUND
Book 2

First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
First Trust NASDAQ-100-Technology Sector Index(SM) Fund
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund
First Trust S&P REIT Index Fund
First Trust ISE Water Index Fund
First Trust ISE-Revere Natural Gas Index Fund
First Trust ISE Chindia Index Fund
First Trust NASDAQ(R) ABA Community Bank Index Fund
First Trust CBOE S&P 500 VIX Tail Hedge Fund

Annual Report
December 31, 2012

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2012


Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview
   First Trust NASDAQ-100 Equal Weighted Index(SM) Fund ....................   4
   First Trust NASDAQ-100-Technology Sector Index(SM) Fund .................   6
   First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund ..............   8
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund .............  10
   First Trust S&P REIT Index Fund .........................................  12
   First Trust ISE Water Index Fund ........................................  14
   First Trust ISE-Revere Natural Gas Index Fund ...........................  16
   First Trust ISE Chindia Index Fund ......................................  18
   First Trust NASDAQ(R) ABA Community Bank Index Fund......................  20
   First Trust CBOE S&P 500 VIX Tail Hedge Fund.............................  22
Notes to Fund Performance Overview..........................................  24
Understanding Your Fund Expenses............................................  25
Portfolio of Investments
   First Trust NASDAQ-100 Equal Weighted Index(SM) Fund ....................  27
   First Trust NASDAQ-100-Technology Sector Index(SM) Fund .................  30
   First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund ..............  31
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund .............  33
   First Trust S&P REIT Index Fund .........................................  35
   First Trust ISE Water Index Fund ........................................  37
   First Trust ISE-Revere Natural Gas Index Fund ...........................  38
   First Trust ISE Chindia Index Fund ......................................  39
   First Trust NASDAQ(R) ABA Community Bank Index Fund......................  41
   First Trust CBOE S&P 500 VIX Tail Hedge Fund.............................  43
Statements of Assets and Liabilities........................................  50
Statements of Operations....................................................  54
Statements of Changes in Net Assets.........................................  58
Financial Highlights........................................................  62
Notes to Financial Statements...............................................  67
Report of Independent Registered Public Accounting Firm.....................  77
Additional Information .....................................................  78
Board of Trustees and Officers..............................................  81
Risk Considerations.........................................................  83
Privacy Policy..............................................................  86

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" at the end of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by Robert F. Carey, Chief Market Strategist, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2012


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Exchange-Traded Fund.

The report you hold contains detailed information about the portfolios in First Trust Exchange-Traded Fund over the twelve months ended December 31, 2012. It contains a market overview and a performance analysis for the period. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust.

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality financial solutions regardless of market ups and downs. We have always believed, as I have written previously, that there are two ways to attain success in reaching your financial goals: staying invested in quality products and having a long-term investment horizon. We are committed to this approach in the products we manage or supervise and offer to investors.

As you know, First Trust offers a variety of products that we believe could fit many financial plans to help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might also fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to 2013 and to the next edition of your Fund's report.

Sincerely,
/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees of First Trust Exchange-Traded Fund and Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2012

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 23 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

The U.S. economy continued to grow at around a 2% annual clip during 2012. The Federal Reserve has injected trillions of dollars of stimulus into the economy since the start of the financial crisis. It has already helped stabilize the commercial and residential real estate markets in the U.S. by artificially keeping interest rates at or near historically low levels. While we continue to see job creation on a monthly basis, the number of new jobs created, 158,000 per month on average in 2012, is at least 100,000 below the low end of the desired target. We believe a good amount of the stimulus is simply sitting idle waiting to be put to work. Some smart policy making out of Washington, D.C. early in 2013 could inspire a real boost in economic activity, in our opinion.

Should economic growth in the U.S. accelerate at some point in response to the abundance of stimulus from the Federal Reserve, interest rates could quickly begin to rise off their artificially low levels, in our opinion. While that would naturally impede total returns in the bond market, it should benefit the relative performance of equities. Data from Standard & Poor's revealed that, since 1953, U.S. stocks actually posted their best returns when the yield on the 10-year Treasury note rose to around 4.0%, according to Businessweek. The S&P 500(R) Index gained an average of 1.7% per month during periods when yields climbed to a range of 3.0% to 4.0%. Stock prices usually retrench when the yield on the 10-year Treasury note tops 6.0%. Sam Stovall, S&P's chief equity strategist, defined this "sweet spot" as a period where growth in the economy reduces unemployment, increases corporate earnings, but does not trigger growth-slowing efforts by the Federal Reserve.

U.S. STOCKS AND BONDS

All of the major U.S. stock indices posted double-digit total returns in 2012. The S&P 500(R) Index, S&P MidCap 400 Index and S&P SmallCap 600 Index were up 16.00%, 17.86%, and 16.32%, respectively, according to Bloomberg. All 10 major sectors in the S&P 500(R) Index posted gains in 2012. The top-performing sector was financials, up 28.92%, as measured by the S&P 500 Financials Index. The sector with the poorest showing was utilities, up 1.31%, as measured by the S&P 500 Utilities Index. Volatility was down in 2012. The VIX Index averaged 17.82, markedly below its 10-year average of 20.95. The 2013 estimated earnings growth rates for the S&P 500(R) Index, S&P MidCap 400 Index and S&P SmallCap 600 Index are 13.77%, 19.85% and 32.17%, respectively.

The S&P 500(R) Index did not post a single closing price value in 2012 that was below its 2011 year-end close of 1257.60, according to Bespoke Investment Group. In other words, the index was up, on a year-to-date basis, every trading day of 2012. Since 1928, only eight other calendar years (1943, 1951, 1958, 1964, 1967,
1975, 1976 & 1979) accomplished this feat. The S&P 500(R) Index's average price-only return for these nine years (including 2012) was 20.37%, according to Bespoke. The index was up 13.41% (price-only) in 2012. With respect to the previous eight occasions, the average price-only return for the following year was 10.52%.

In the U.S. bond market, the top-performing major debt group in 2012 was high-yield corporate bonds. The Barclays Capital U.S. Corporate High Yield Index posted a total return of 15.81%. The next closest domestic category was municipal bonds, up 11.26%, as measured by the Barclays Capital Municipal Bond:
Long Bond (22+) Index. The Barclays Capital U.S. Treasury: Intermediate Index posted the weakest return, up 1.71%.

FOREIGN STOCKS AND BONDS

Riskier asset classes outperformed overseas in 2012. The Barclays Capital Global Emerging Markets Index of debt securities rose 18.14% (USD), compared to 4.32%
(USD) for the Barclays Capital Global Aggregate Index of higher-quality debt. The MSCI Emerging Markets Index posted a total return of 18.22% (USD), compared to 16.83% (USD) for the MSCI World Index (excluding the U.S.). The U.S. dollar provided little influence on returns from investments overseas for U.S. investors by declining 0.5% against a basket of major currencies, as measured by the U.S. Dollar Index (DXY).

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FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

QQEW - FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND

The First Trust NASDAQ-100 Equal Weighted Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Equal Weighted Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is the equal-weighted version of the NASDAQ-100 Index(R) which includes 100 of the largest non-financial securities listed on NASDAQ(R) based on market capitalization. The Index contains the same securities as the NASDAQ-100 Index(R), but each of the securities is initially set at a weight of 1.00% of the Index and is rebalanced quarterly. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was April 25, 2006.



----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
                                                                            AVERAGE ANNUAL                 CUMULATIVE
                                                                            TOTAL RETURNS                TOTAL RETURNS
                                                           1 Year       5 Years      Inception      5 Years      Inception
                                                            Ended        Ended      (04/19/06)       Ended       (04/19/06)
                                                          12/31/12     12/31/12     to 12/31/12     12/31/12    to 12/31/12

FUND PERFORMANCE
NAV                                                        14.86%        3.90%         4.42%        21.07%        33.66%
Market Value                                               13.90%        3.54%         4.29%        18.98%        32.49%

INDEX PERFORMANCE
NASDAQ-100 Equal Weighted Index(SM)                        15.45%        4.56%         5.06%        24.98%        39.25%
NASDAQ-100 Index(R)                                        18.34%        5.90%         7.41%        33.18%        61.47%
----------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 24.)


PERFORMANCE REVIEW

The Fund generated an NAV return of 14.86% during the 12-month period covered by this report. During the same period, the benchmark NASDAQ-100 Index(R) generated a return of 18.34%. The Telecommunication Services sector was the top-performing sector in the Fund (+31.4%); however, due to its low average weight in the Fund (2.1%), the sector's contribution to return was limited to +0.6%. The Consumer Discretionary sector was the Fund's top-contributing sector with a +4.8% contribution to the Fund's total return. The Fund's holdings in the sector returned +23.5% and comprised an average of 22.3% of the Fund's weight. The sector's performance was helped by the Internet & Catalog Retail industry, in particular Expedia, Inc. The company was the Fund's top individual performer and contributor with a +115.5% return and contribution to return of +1.0%. The Information Technology sector was the heaviest-weighted (48.4% average weight) and worst-performing (+7.3%) sector in the Fund. Underperformance relative to the benchmark within the sector (+7.3% vs. +14.5%) was the main reason the Fund lagged the benchmark for the year. The main reason of the performance difference was the Fund's significant underweight position in Apple, Inc. (+32.6% return) relative to the benchmark.

-------------

NASDAQ(R), NASDAQ-100(R), NASDAQ-100 Index(R), and NASDAQ-100 Equal Weighted Index(SM) are trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QQEW - FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                         % OF TOTAL
SECTOR                              LONG-TERM INVESTMENTS
Information Technology                      45.98%
Consumer Discretionary                      24.10
Health Care                                 15.86
Industrials                                  6.04
Consumer Staples                             4.01
Telecommunication Services                   2.01
Materials                                    2.00
                                           -------
     Total                                 100.00%
                                           =======

-----------------------------------------------------------
 TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                         % OF TOTAL
SECURITY                            LONG-TERM INVESTMENTS
Apple, Inc.                                  1.03%
Expedia, Inc.                                1.03
News Corp., Class A                          1.03
Yahoo!, Inc.                                 1.03
Baidu, Inc., ADR                             1.02
Equinix, Inc.                                1.02
Facebook, Inc., Class A                      1.02
Monster Beverage Corp.                       1.02
Stericycle, Inc.                             1.02
Symantec Corp.                               1.02
                                           -------
     Total                                  10.24%
                                           =======


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       APRIL 19, 2006 - DECEMBER 31, 2012

             First Trust NASDAQ-100          NASDAQ-100 Equal     NASDAQ-100
          Equal Weighted Index(SM) Fund     Weighted Index(SM)     Index(R)
 04/06              $10000                       $10000             $10000
 12/06               10060                        10097              10168
 06/07               11050                        11117              11217
 12/07               11040                        11142              12124
 06/08                9673                         9785              10708
 12/08                6187                         6292               7084
 06/09                7653                         7803               8671
 12/09                9871                        10100              10954
 06/10                9314                         9561              10278
 12/10               11968                        12321              13161
 06/11               12867                        13288              13849
 12/11               11636                        12063              13645
 06/12               12704                        13203              15750
 12/12               13365                        13927              16145

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------

FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/08 - 12/31/08        152              4              1            1
01/01/09 - 12/31/09        144              0              0            0
01/01/10 - 12/31/10        155              1              0            0
01/01/11 - 12/31/11        151              0              0            0
01/01/12 - 12/31/12        157              0              0            0


--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------

FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/08 - 12/31/08         94              1              0            0
01/01/09 - 12/31/09        104              3              1            0
01/01/10 - 12/31/10         95              1              0            0
01/01/11 - 12/31/11        101              0              0            0
01/01/12 - 12/31/12         92              1              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QTEC - FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND

The First Trust NASDAQ-100-Technology Sector Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Technology Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal-weighted index based on the securities of the NASDAQ-100 Index(R) that are classified as "technology" according to the Industry Classification Benchmark classification system. The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on NASDAQ(R) based on market capitalization. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was April 25, 2006.


----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL                 CUMULATIVE
                                                                           TOTAL RETURNS                 TOTAL RETURNS
                                                            1 Year     5 Years       Inception      5 Years       Inception
                                                             Ended      Ended       (04/19/06)       Ended       (04/19/06)
                                                           12/31/12    12/31/12     to 12/31/12    12/31/12      to 12/31/12

FUND PERFORMANCE
NAV                                                        8.02%        4.10%         4.16%         22.24%          31.41%
Market Value                                               7.02%        3.89%         4.01%         21.00%          30.14%

INDEX PERFORMANCE
NASDAQ-100 Technology Sector Index(SM)                     8.70%        4.79%         4.81%         26.33%          37.04%
S&P 500 Information Technology Index                      14.82%        3.57%         5.45%         19.15%          42.68%
S&P 500(R) Index                                          16.00%        1.66%         3.48%          8.59%          25.73%
----------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 24.)


PERFORMANCE REVIEW

The Fund generated an NAV return of 8.02% during the 12-month period covered by this report. During the same period, the benchmark S&P 500 Information Technology Index generated a return of 14.82%. The Software industry led all other Technology industries in the Fund in performance (+14.1%) and contribution to the Fund's return (+3.2%). Adobe Systems, Inc. (+33.3%) and Oracle Corp. (+31.7%) were the best-performing companies from the industry. The Computers & Peripherals industry had an annual return of +13.6%, making it the second-best performing industry. The Fund's top-individual performing security, Seagate Technology, Inc. (+95.3%), and tech giant Apple, Inc. (+32.6%), boosted the industry's return. Relative to the benchmark, the Fund was significantly underweight Apple, Inc. (2.4% vs. 21.8% average weight) and overweight the weak-performing Semiconductor industry (33.2% vs. 11.3% average weight), causing the Fund to lag its benchmark.

-------------

NASDAQ(R), NASDAQ-100(R), NASDAQ-100 Index(R), and NASDAQ-100 Technology Sector Index(SM) are trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QTEC - FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                         % OF TOTAL
SECTOR                              LONG-TERM INVESTMENTS
Information Technology                      93.26%
Health Care                                  4.47
Consumer Discretionary                       2.27
                                           -------
     Total                                 100.00%
                                           =======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
-----------------------------------------------------------

                                         % OF TOTAL
SECURITY                            LONG-TERM INVESTMENTS
Apple, Inc.                                  2.34%
Yahoo!, Inc.                                 2.34
Baidu, Inc., ADR                             2.32
Equinix, Inc.                                2.32
Facebook, Inc., Class A                      2.31
Symantec Corp.                               2.31
Avago Technologies Ltd.                      2.30
Nuance Communications, Inc.                  2.30
QUALCOMM, Inc.                               2.30
Western Digital Corp.                        2.30
                                           -------
     Total                                  23.14%
                                           =======


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       APRIL 19, 2006 - DECEMBER 31, 2012

                                                      S&P 500
            First Trust           NASDAQ-100        Information
       NASDAQ-100-Technology   Technology Sector     Technology      S&P 500(R)
       Sector Index(SM) Fund       Index(SM)           Index           Index
04/06         $10000                $10000            $10000          $10000
12/06           9985                 10020             10296           10975
06/07          10925                 10989             11256           11739
12/07          10750                 10847             11975           11579
06/08           9755                  9872             10409           10199
12/08           5885                  5983              6809            7295
06/09           7890                  8048              8502            7526
12/09          10587                 10838             11011            9224
06/10           9782                 10041              9847            8611
12/10          12907                 13293             12133           10615
06/11          13006                 13435             12383           11253
12/11          12165                 12606             12426           10839
06/12          12720                 13222             14084           11868
12/12          13141                 13702             14269           12574

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------

FOR THE PERIOD        0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/08 - 12/31/08       138             6              1            1
01/01/09 - 12/31/09       151             4              0            0
01/01/10 - 12/31/10       188             0              0            0
01/01/11 - 12/31/11       161             0              0            0
01/01/12 - 12/31/12       132             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------

FOR THE PERIOD        0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/08 - 12/31/08       104             2              1            0
01/01/09 - 12/31/09        94             3              0            0
01/01/10 - 12/31/10        63             1              0            0
01/01/11 - 12/31/11        91             0              0            0
01/01/12 - 12/31/12       117             1              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QQXT - FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND

The First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Ex-Tech Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index contains securities of the NASDAQ-100 Index(R) that are not classified as "technology" according to the Industry Classification Benchmark classification system and, as a result, is a subset of the NASDAQ-100 Index(R). The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on NASDAQ(R) based on market capitalization. The Index is equally-weighted and is rebalanced four times annually in March, June, September and December. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was February 15, 2007.

----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
                                                           AVERAGE ANNUAL                  CUMULATIVE
                                                            TOTAL RETURNS                TOTAL RETURNS
                                            1 Year    5 Years        Inception      5 Years       Inception
                                             Ended     Ended        (02/08/07)       Ended       (02/08/07)
                                           12/31/12   12/31/12      to 12/31/12    12/31/12      to 12/31/12

FUND PERFORMANCE
NAV                                         20.31%      3.70%         4.14%         19.90%          27.03%
Market Value                                19.31%      3.50%         3.99%         18.78%          25.91%

INDEX PERFORMANCE
NASDAQ-100 Ex-Tech Sector Index(SM)         20.91%      4.34%         4.79%         23.65%          31.73%
Russell 1000(R) Index                       16.42%      1.92%         2.10%          9.95%          13.06%
----------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 24.)


PERFORMANCE REVIEW

The Fund generated an NAV return of 20.31% during the 12-month period covered by this report. During the same period, the benchmark Russell 1000(R) Index generated a return of 16.42%. The Consumer Discretionary and Health Care sectors were the main contributors to the Fund's total return. The Fund's holdings in the Consumer Discretionary sector returned +24.4% and made up an average of 37.5% of the Fund's weight, resulting in a +8.8% contribution to total return. Expedia, Inc. was the sector's best individual performer in the sector with a +115.6% total return. The Fund's holdings in the Health Care sector had an average weight in the Fund of 26.0% and returned +24.5%, resulting in a +6.5% contribution to total return. Gilead Sciences, Inc. led the way in performance in the sector with a +79.5% total return. The Telecommunication Services sector actually had the best performance of any sector (+31.4%), but its contribution to total return was limited due to its average Fund weight of only 3.7%. Most of the sector's performance came from Virgin Media, Inc.'s +72.9% return. The Fund was able to outperform its benchmark due to being overweight in the Consumer Discretionary (37.5% vs. 11.9% average weight) and Health Care (26.0% vs. 11.7% average weight) sectors relative to the benchmark.


--------------

NASDAQ(R), NASDAQ-100(R), NASDAQ-100 Index(R), and NASDAQ-100 Ex-Tech
Sector Index(SM) are trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QQXT - FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                         % OF TOTAL
SECTOR (1)                          LONG-TERM INVESTMENTS
Consumer Discretionary                      41.24%
Health Care                                 24.78
Industrials                                 10.79
Information Technology                       8.88
Consumer Staples                             7.15
Telecommunication Services                   3.59
Materials                                    3.57
                                           -------
     Total                                 100.00%
                                           =======

(1) The above sector allocation is based on Standard & Poor's Global Industry Classification Standard ("GICS"), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark ("ICB") system, the joint classification system of Dow Jones Indexes and FTSE Group.


-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                         % OF TOTAL
SECURITY                            LONG-TERM INVESTMENTS
Expedia, Inc.                                1.84%
News Corp., Class A                          1.83
Monster Beverage Corp.                       1.82
Stericycle, Inc.                             1.82
Dollar Tree, Inc.                            1.81
Fastenal Co.                                 1.81
Gilead Sciences, Inc.                        1.81
Perrigo Co.                                  1.81
Sears Holdings Corp.                         1.81
Virgin Media, Inc.                           1.81
                                           -------
     Total                                  18.17%
                                           =======

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                      FEBRUARY 8, 2007 - DECEMBER 31, 2012

            First Trust NASDAQ-100
             Ex-Technology Sector       NASDAQ-100 Ex-Tech      Russell 1000(R)
                Index(SM) Fund           Sector Index(SM)           Index
 02/07             $10000                    $10000                 $10000
 12/07              10595                     10653                  10282
 06/08               9057                      9126                   9131
 12/08               6029                      6102                   6417
 06/09               7060                      7165                   6694
 12/09               8848                      9009                   8241
 06/10               8454                      8633                   7714
 12/10              10674                     10935                   9568
 06/11              11961                     12294                  10177
 12/11              10558                     10894                   9711
 06/12              11906                     12317                  10622
 12/12              12703                     13172                  11306

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------

FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%      1.00%-1.99%      >=2.00%
01/01/08 - 12/31/08       136              2                0              3
01/01/09 - 12/31/09       137              1                3              1
01/01/10 - 12/31/10       156              0                0              0
01/01/11 - 12/31/11       159              0                0              0
01/01/12 - 12/31/12       127              1                0              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------

FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%      1.00%-1.99%      >=2.00%
01/01/08 - 12/31/08       110              2                0              0
01/01/09 - 12/31/09       109              1                0              0
01/01/10 - 12/31/10        94              2                0              0
01/01/11 - 12/31/11        93              0                0              0
01/01/12 - 12/31/12       111             11                0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QCLN - FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND

The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ(R) Clean Edge(R) Green Energy Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equity index designed to track the performance of clean energy companies that are publicly traded in the United States and includes companies engaged in manufacturing, development, distribution and installation of emerging clean-energy technologies including, but not limited to, solar photovoltaics, biofuels and advanced batteries. The Index is a modified market capitalization weighted index in which larger companies receive a larger Index weighting. The Index weighting methodology also includes caps to prevent high concentrations among larger alternative energy stocks. The Index is reconstituted semi-annually in March and September and rebalanced quarterly. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was February 14, 2007.


----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
                                                                             AVERAGE ANNUAL               CUMULATIVE
                                                                              TOTAL RETURNS              TOTAL RETURNS
                                                           1 Year      5 Years       Inception      5 Years       Inception
                                                            Ended       Ended       (02/08/07)       Ended       (02/08/07)
                                                          12/31/12     12/31/12     to 12/31/12     12/31/12     to 12/31/12

FUND PERFORMANCE
NAV                                                        -0.50%      -20.82%       -11.71%        -68.89%        -51.99%
Market Value                                               -0.39%      -20.86%       -11.74%        -68.95%        -52.09%

INDEX PERFORMANCE
NASDAQ(R) Clean Edge(R) Green Energy Index                 -1.32%      -20.51%       -11.32%        -68.26%        -50.73%
Russell 2000(R) Index                                      16.35%        3.56%         2.10%         19.09%         13.00%
----------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 24.)


PERFORMANCE REVIEW

The Fund generated an NAV return of -0.50% during the 12-month period covered by this report. During the same period, the benchmark Russell 2000(R) Index generated a return of 16.35%. Cree, Inc. (+54.2% return, +2.8% contribution), Linear Technology Corp. (+18.7% return, +1.6% contribution), and Tesla Motors, Inc. (+18.6% return, +1.0 contribution) were the top contributors to the Fund's total return. GT Advanced Technologies, Inc. (-58.2% return, -1.6% contribution), Universal Display Corp. (-30.2% return, -1.0% contribution), and Solazyme, Inc. (-34.0% return, -0.9% contribution) were the worst contributors to the Fund's total return. The Fund's focus in clean energy companies, in particular solar companies, was the main reason the Fund underperformed its benchmark.

--------------

NASDAQ(R) and Clean Edge(R) are the registered trademarks (the "Marks") of The NASDAQ OMX Group, Inc. ("NASDAQ OMX") and Clean Edge, Inc. ("Clean Edge(R)") respectively. NASDAQ OMX and Clean Edge(R) are, collectively with their affiliates, the "Corporations." The Marks are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QCLN - FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                          % OF TOTAL
SECTOR                              LONG-TERM INVESTMENTS
Information Technology                      71.62%
Industrials                                 13.70
Consumer Discretionary                       7.57
Energy                                       3.31
Utilities                                    2.91
Materials                                    0.89
                                           -------
     Total                                 100.00%
                                           =======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                         % OF TOTAL
SECURITY                            LONG-TERM INVESTMENTS
CON Semiconductor Corp.                      8.04%
Cree, Inc.                                   7.95
Linear Technology Corp.                      7.81
Tesla Motors, Inc.                           7.57
Hexcel Corp.                                 7.40
First Solar, Inc.                            4.32
Microsemi Corp.                              4.15
Fairchild Semiconductor International, Inc.  4.08
AVX Corp.                                    3.99
Universal Display Corp.                      3.96
                                           -------
     Total                                  59.27%
                                           =======

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                      FEBRUARY 8, 2007 - DECEMBER 31, 2012

          First Trust NASDAQ(R)
           Clean Edge(R) Green       NASDAQ(R) Clean Edge(R)    Russell 2000(R)
            Energy Index Fund          Green Energy Index            Index
 02/07           $10000                      $10000                 $10000
 12/07            15430                       15522                   9489
 06/08            12350                       12472                   8599
 12/08             5595                        5675                   6283
 06/09             6920                        7038                   6449
 12/09             8045                        8213                   7990
 06/10             6665                        6824                   7834
 12/10             8210                        8434                  10136
 06/11             7640                        7879                  10765
 12/11             4825                        4992                   9713
 06/12             4670                        4822                  10542
 12/12             4801                        4927                  11301

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------

FOR THE PERIOD         0.00%-0.49%    0.50%-0.99%    1.00%-1.99%      >=2.00%
01/01/08 - 12/31/08         87             1              2              0
01/01/09 - 12/31/09         92             4              0              0
01/01/10 - 12/31/10         79             0              0              0
01/01/11 - 12/31/11        125             5              0              0
01/01/12 - 12/31/12         37             6              1              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------

FOR THE PERIOD         0.00%-0.49%    0.50%-0.99%    1.00%-1.99%      >=2.00%
01/01/08 - 12/31/08        156             3              4              0
01/01/09 - 12/31/09        152             3              1              0
01/01/10 - 12/31/10        173             0              0              0
01/01/11 - 12/31/11        116             6              0              0
01/01/12 - 12/31/12        153            52              1              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FRI - FIRST TRUST S&P REIT INDEX FUND

The First Trust S&P REIT Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the S&P United States REIT Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index measures the securitized U.S. real estate investment trust ("REIT") market and maintains a constituency that reflects the composition of the overall REIT market. The Index contains securities selected for market representation according to geography and property type. All securities in the Index satisfy the Index's liquidity, price and market capitalization requirements. The Standard & Poor's Index Committee, a team of Standard & Poor's economists and index analysts, maintains the Index. The S&P Index Committee makes constituent changes on an as-needed basis. Share adjustments that exceed 5% are made at the time of the change. Share adjustments of less than 5% are made on a quarterly basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 10, 2007.


----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL                 CUMULATIVE
                                                                           TOTAL RETURNS                 TOTAL RETURNS
                                                           1 Year      5 Years       Inception      5 Years       Inception
                                                            Ended       Ended       (05/08/07)       Ended       (05/08/07)
                                                          12/31/12    12/31/12      to 12/31/12     12/31/12     to 12/31/12

FUND PERFORMANCE
NAV                                                        17.39%      4.83%           0.43%         26.60%        2.45%
Market Value                                               16.86%      4.78%           0.35%         26.27%        2.00%

INDEX PERFORMANCE
S&P United States REIT Index*                              17.99%       N/A             N/A            N/A          N/A
FTSE EPRA/NAREIT North America Index                       18.14%      5.24%           1.02%         29.08%        5.92%
Russell 3000(R) Index                                      16.42%      2.04%           1.45%         10.65%        8.48%
----------------------------------------------------------------------------------------------------------------------------
 * On November 6, 2008, the Fund's underlying index changed from the S&P REIT
   Composite Index to the S&P United States REIT Index. Effective December 31,
   2008, the S&P REIT Composite Index was discontinued. Therefore, the Fund's performance and historical returns shown for the periods prior to November 6,
   2008 are not necessarily indicative of the performance that the Fund, based on its current Index, would have generated. The inception date of the Index was June 30, 2008. Returns for the Index are only disclosed for those periods in which the Index was in existence for the whole period.

(See Notes to Fund Performance Overview on page 24.)

PERFORMANCE REVIEW

The Fund generated an NAV return of 17.39% during the 12-month period covered by this report. During the same period, the benchmark Russell 3000(R) Index generated a return of 16.42%. It was a strong year for REITs as the vast majority of the Fund's holdings had a positive return for the reporting period. Simon Property Group, Inc., Prologis, Inc., and Ventas, Inc. were the Fund's top three contributors to total return. The Fund's largest holding, Simon Property Group, Inc., returned +26.0% during the period and contributed +2.6% to the Fund's total return. Prologis, Inc. contributed +1.1% to the Fund's total return on an annual return of +31.9%. Ventas returned +22.3% during the reporting period and had a contribution of +0.9%.

-----------------

Standard & Poor's(R), S&P(R) and S&P United States REIT Index are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and have been licensed for use by First Trust on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P or its affiliates, and S&P and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FRI - FIRST TRUST S&P REIT INDEX FUND (CONTINUED)

-----------------------------------------------------------
PORTFOLIO REIT CLASS ALLOCATION AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                         % OF TOTAL
REIT CLASS                          LONG-TERM INVESTMENTS
Specialized                                 28.37%
Retail                                      27.14
Residential                                 17.65
Office                                      13.96
Diversified                                  7.89
Industrial                                   4.99
                                           -------
     Total                                 100.00%
                                           =======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                         % OF TOTAL
SECURITY                            LONG-TERM INVESTMENTS
Simon Property Group, Inc.                  10.77%
Public Storage                               4.60
HCP, Inc.                                    4.50
Ventas, Inc.                                 4.21
Equity Residential                           4.01
Prologis, Inc.                               3.70
Boston Properties, Inc.                      3.52
Health Care REIT, Inc.                       3.50
AvalonBay Communities, Inc.                  3.42
Vornado Realty Trust                         2.99
                                           -------
    Total                                   45.22%
                                           =======

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        MAY 8, 2007 - DECEMBER 31, 2012

            First Trust S&P      FTSE EPRA/NAREIT     Russell 3000(R)
            REIT Index Fund    North America Index         Index
 05/07          $10000               $10000               $10000
 12/07            8093                 8206                 9811
 06/08            7739                 7843                 8728
 12/08            4947                 4872                 6151
 06/09            4319                 4381                 6405
 12/09            6333                 6442                 7889
 06/10            6679                 6772                 7412
 12/10            8090                 8287                 9225
 06/11            8899                 9163                 9811
 12/11            8729                 8965                 9319
 06/12           10007                10276                10188
 12/12           10247                10593                10849

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------

FOR THE PERIOD          0.00%-0.49%    0.50%-0.99%     1.00%-1.99%    >=2.00%S
01/01/08 - 12/31/08          91            15               9            11
01/01/09 - 12/31/09         136            16               1             0
01/01/10 - 12/31/10         185             0               0             0
01/01/11 - 12/31/11         149             1               0             0
01/01/12 - 12/31/12          37             6               1             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------

FOR THE PERIOD          0.00%-0.49%    0.50%-0.99%     1.00%-1.99%     >=2.00%
01/01/08 - 12/31/08         109            12               4             2
01/01/09 - 12/31/09          84            14               1             0
01/01/10 - 12/31/10          67             0               0             0
01/01/11 - 12/31/11         102             0               0             0
01/01/12 - 12/31/12         153            52               1             0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FIW - FIRST TRUST ISE WATER INDEX FUND

The First Trust ISE Water Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Water Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is a modified market capitalization weighted index comprised of 36 stocks that derive a substantial portion of their revenues from the potable and wastewater industries. The Index is rebalanced on a semi-annual basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 11, 2007.


----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
                                                        AVERAGE ANNUAL                 CUMULATIVE
                                                        TOTAL RETURNS                TOTAL RETURNS
                                         1 Year     5 Years      Inception       5 Years      Inception
                                         Ended       Ended       (05/08/07)       Ended       (05/08/07)
                                        12/31/12    12/31/12    to 12/31/12     12/31/12     to 12/31/12

FUND PERFORMANCE
NAV                                      26.83%      3.97%         5.62%         21.47%         36.20%
Market Value                             26.15%      3.81%         5.48%         20.53%         35.14%

INDEX PERFORMANCE
ISE Water Index(TM)                      27.77%      4.68%         6.34%         25.69%         41.52%
Russell 3000(R) Index                    16.42%      2.04%         1.45%         10.65%          8.48%
----------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 24)


PERFORMANCE REVIEW

The Fund generated an NAV return of 26.83% during the 12-month period covered by this report. During the same period, the benchmark Russell 3000(R) Index generated a return of 16.42%. Mueller Water Products, Inc. was the Fund's top individual holding in terms of performance and contribution. During the reporting period, the company returned +134.2% and contributed +3.8% to the Fund's total return. Badger Meter, Inc. (+64.0%) and Cia de Saneamento Basico do Estado de Sao Paulo (+55.1%) were the other top-performing companies in the Fund. The Fund's focused holdings in the Machinery and Water Utilities industries allowed for the Fund to outperform its benchmark during the reporting period.

--------------

"International Securities Exchange(TM)", "ISE(TM)" and "ISE Water Index(TM)" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the ISE Water Index(TM), is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIW - FIRST TRUST ISE WATER INDEX FUND (CONTINUED)

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
----------------------------------------------------------
                                         % OF TOTAL
SECTOR                              LONG-TERM INVESTMENTS
Industrials                                 60.88%
Utilities                                   22.75
Health Care                                  7.30
Information Technology                       4.94
Materials                                    4.13
                                           -------
     Total                                 100.00%
                                           =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                            LONG-TERM INVESTMENTS
Ashland, Inc.                                4.13%
Flowserve Corp.                              4.02
Agilent Technologies, Inc.                   4.00
Cia de Saneamento Basico do Estado de
   Sao Paulo, ADR                            4.00
Danaher Corp.                                4.00
Pentair Ltd.                                 3.99
Emerson Electric Co.                         3.98
Roper Industries, Inc.                       3.94
Pall Corp.                                   3.89
American Water Works Co., Inc.               3.86
                                           -------
     Total                                  39.81%
                                           =======

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        MAY 8, 2007 - DECEMBER 31, 2012

            First Trust ISE Water      ISE Water       Russell 3000(R)
                 Index Fund            Index(TM)            Index
 05/07             $10000               $10000             $10000
 12/07              11212                11260               9811
 06/08              10992                11056               8728
 12/08               7915                 7987               6151
 06/09               8168                 8276               6405
 12/09               9522                 9681               7889
 06/10               8989                 9168               7412
 12/10              11378                11653               9225
 06/11              11910                12243               9811
 12/11              10738                11076               9319
 06/12              11803                12225              10188
 12/12              13619                14153              10849

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------

FOR THE PERIOD           0.00%-0.49%   0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/08 - 12/31/08          129            3              3            1
01/01/09 - 12/31/09          103            4              0            0
01/01/10 - 12/31/10          146            0              0            0
01/01/11 - 12/31/11          131            0              0            0
01/01/12 - 12/31/12          121            1              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------

FOR THE PERIOD           0.00%-0.49%   0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/08 - 12/31/08          106            8              3            0
01/01/09 - 12/31/09          131           13              1            0
01/01/10 - 12/31/10          105            1              0            0
01/01/11 - 12/31/11          121            0              0            0
01/01/12 - 12/31/12          127            1              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FCG - FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND

The First Trust ISE-Revere Natural Gas Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE-REVERE Natural Gas Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal-weighted index comprised of exchange-listed companies that derive a substantial portion of their revenues from the exploration and production of natural gas. The Index is constructed by establishing the universe of stocks listed in the U.S. of companies involved in the natural gas exploration and production industries and then eliminates stocks whose natural gas proven reserves do not meet certain requirements. The Index then ranks all candidate stocks using four different methods and, often averaging the rankings, selects the top 30 stocks based on the final rank. The Index is rebalanced on a quarterly basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 11, 2007.



----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------

                                                              AVERAGE ANNUAL                 CUMULATIVE
                                                              TOTAL RETURNS                TOTAL RETURNS
                                              1 Year     5 Years       Inception      5 Years       Inception
                                              Ended       Ended       (05/08/07)       Ended       (05/08/07)
                                             12/31/12    12/31/12     to 12/31/12     12/31/12     to 12/31/12

FUND PERFORMANCE
NAV                                          -13.51%     -6.34%         -3.77%        -27.91%        -19.50%
Market Value                                 -13.46%     -6.33%         -3.77%        -27.87%        -19.49%

INDEX PERFORMANCE
ISE-REVERE Natural Gas Index(TM)             -12.94%     -5.67%         -3.09%        -25.31%        -16.25%
Russell 3000(R) Index                         16.42%      2.04%          1.45%         10.65%          8.48%
S&P Composite 1500 Energy Index                4.34%     -0.34%          3.23%         -1.68%         19.66%
----------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 24.)

PERFORMANCE REVIEW

The Fund generated an NAV return of -13.51% during the 12-month period covered by this report. During the same period, the benchmark S&P Composite 1500 Energy Index generated a return of 4.34%. Quicksilver Resources, Inc. (-57.4%), Forest Oil Corp. (-50.6%), and Magnum Hunter Resources Corp. (-43.7% while held in the
Fund) were the worst-performing stocks in the Fund for the reporting period. Cabot Oil & Gas Corp. (+31.3%) and EOG Resources, Inc. (+23.4%) were two of the Fund's standout performers on the upside. The Fund underperformed its benchmark during the reporting period due to its concentration in exploration and production companies, and underweight position in integrated oil companies and refining companies.

------------

"International Securities Exchange(TM)", "ISE(TM)" and "ISE-REVERE
Natural Gas Index(TM)" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the ISE-REVERE Natural Gas Index(TM), is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FCG - FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SUB-INDUSTRY ALLOCATION AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SUB-INDUSTRY                         LONG-TERM INVESTMENTS
Oil & Gas Exploration & Production           89.20%
Integrated Oil & Gas                          7.23
Gas Utilities                                 3.57
                                            -------
     Total                                  100.00%
                                            =======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Goodrich Petroleum Corp.                      4.07%
Magnum Hunter Resources Corp.                 3.92
SM Energy Co.                                 3.88
Cabot Oil & Gas Corp.                         3.76
EQT Corp.                                     3.68
Forest Oil Corp.                              3.67
Newfield Exploration Co.                      3.67
Cenovus Energy, Inc.                          3.63
Apache Corp.                                  3.60
QEP Resources, Inc.                           3.60
                                            -------
     Total                                   37.48%
                                            =======


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        MAY 8, 2007 - DECEMBER 31, 2012

             First Trust         ISE-REVER       Russell       S&P Composite
          ISE-Revere Natural    Natural Gas      3000(R)        1500 Energy
            Gas Index Fund       Index(TM)        Index            Index
 05/07         $10000             $10000         $10000           $10000
 12/07          11166              11213           9804            12170
 06/08          15755              15942           8721            13578
 12/08           5967               6016           6147             7810
 06/09           6454               6518           6405             7740
 12/09           8903               9017           7889             9092
 06/10           7752               7891           7412             8016
 12/10           9992              10254           9225            11036
 06/11          11012              11342           9811            12304
 12/11           9308               9620           9319            11469
 06/12           8426               8735          10188            11132
 12/12           8051               8375          10849            11967

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------

FOR THE PERIOD           0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/08 - 12/31/08          131             6              1            2
01/01/09 - 12/31/09          174             1              0            0
01/01/10 - 12/31/10          124             0              0            0
01/01/11 - 12/31/11          151             0              0            0
01/01/12 - 12/31/12          151             0              0            0

--------------------------------------------------------------------------------
NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------

FOR THE PERIOD           0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/08 - 12/31/08          101             8              4            0
01/01/09 - 12/31/09           77             0              0            0
01/01/10 - 12/31/10          127             1              0            0
01/01/11 - 12/31/11          101             0              0            0
01/01/12 - 12/31/12           99             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FNI - FIRST TRUST ISE CHINDIA INDEX FUND

The First Trust ISE Chindia Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE ChIndia Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is a non-market capitalization weighted portfolio of 50 American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks selected from a universe of all listed ADRs, ADSs, and/or stocks of companies from China and India currently trading on a U.S. exchange. The Index is rebalanced on a semi-annual basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 11, 2007.


----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------

                                                              AVERAGE ANNUAL                  CUMULATIVE
                                                               TOTAL RETURNS                TOTAL RETURNS
                                               1 Year     5 Years       Inception      5 Years      Inception
                                               Ended       Ended       (05/08/07)       Ended       (05/08/07)
                                              12/31/12   12/31/12      to 12/31/12     12/31/12    to 12/31/12

FUND PERFORMANCE
NAV                                            17.11%     -4.33%         1.90%         -19.84%       11.21%
Market Value                                   16.41%     -4.49%         1.75%         -20.52%       10.30%

INDEX PERFORMANCE
ISE ChIndia Index(TM)                          17.52%     -3.82%         2.48%         -17.70%       14.83%
Russell 3000(R) Index                          16.42%      2.04%         1.45%          10.65%        8.48%
MSCI Emerging Markets Index                    18.22%     -0.92%         3.50%          -4.49%       21.44%
----------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 24.)

PERFORMANCE REVIEW
The Fund generated an NAV return of 17.11% during the 12-month period covered by this report. During the same period, the benchmark MSCI Emerging Markets Index generated a return of 18.22%. The Financials sector was the largest contributor to the Fund's total return with a +8.6% contribution. The Fund's holdings in the sector returned +59.4% and made up an average of 16.8% of the Fund's weight. ICICI Bank Ltd. (+68.4%) and HDFC Bank Ltd. (+56.0) were the standout performers from the sector. The Information Technology sector was the worst-performing sector in the Fund with a return of -10.4%. Performance in the sector was hindered by the Fund's large positions in Baidu, Inc., and Infosys Ltd., which had returns of -13.9% and -16.1%, respectively.


---------------

"International Securities Exchange(TM)", "ISE(TM)" and "ISE ChIndia Index(TM)" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the ISE ChIndia Index(TM), is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FNI - FIRST TRUST ISE CHINDIA INDEX FUND (CONTINUED)

---------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
---------------------------------------------------------
                                          % OF TOTAL
SECTOR                              LONG-TERM INVESTMENTS
Information Technology                      36.11%
Consumer Discretionary                      20.41
Financials                                  14.33
Energy                                       9.48
Telecommunication Services                   8.50
Materials                                    4.82
Health Care                                  3.38
Industrials                                  1.45
Utilities                                    0.76
Consumer Staples                             0.76
                                           -------
     Total                                 100.00%
                                           =======

---------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
---------------------------------------------------------
                                         % OF TOTAL
SECURITY                            LONG-TERM INVESTMENTS
Baidu, Inc., ADR                             7.00%
China Mobile Ltd., ADR                       6.98
Michael Kors Holdings Ltd.                   6.95
Infosys Ltd., ADR                            6.90
ICICI Bank Ltd., ADR                         6.81
HDFC Bank Ltd., ADR                          6.72
Tata Motors Ltd., ADR                        4.22
Sterlite Industries (India) Ltd., ADR        4.06
PetroChina Co., Ltd., ADR                    3.99
CNOOC Ltd., ADR                              3.94
                                           -------
    Total                                   57.57%
                                           =======


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        MAY 8, 2007 - DECEMBER 31, 2012

            First Trust ISE
             Chindia Index      ISE ChIndia    Russell 3000(R)     MSCI Emerging
                 Fund            Index(TM)          Index          Markets Index
 05/07          $10000            $10000           $10000             $10000
 12/07           13873             13952             9804              12715
 06/08            9985             10059             8721              11220
 12/08            5968              6031             6147               5934
 06/09            8329              8451             6405               8071
 12/09           10836             11031             7889              10593
 06/10           10540             10767             7412               9939
 12/10           12836             13175             9225              12592
 06/11           13047             13466             9811              12703
 12/11            9497              9771             9319              10273
 06/12           10069             10375            10188              10677
 12/12           11121             11483            10849              12145

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2008 through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------


QUARTER ENDED           0.00%-0.49%    0.50%-0.99%    1.00%-1.99%     >=2.00%
01/01/08 - 12/31/08          87             8              2             0
01/01/09 - 12/31/09         131            15             10             1
01/01/10 - 12/31/10         151             2              0             0
01/01/11 - 12/31/11          65             1              0             0
01/01/12 - 12/31/12          63             1              0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------


QUARTER ENDED           0.00%-0.49%    0.50%-0.99%    1.00%-1.99%     >=2.00%
01/01/08 - 12/31/08         138            11              5             2
01/01/09 - 12/31/09          95             0              0             0
01/01/10 - 12/31/10          99             0              0             0
01/01/11 - 12/31/11         186             0              0             0
01/01/12 - 12/31/12         175            11              0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QABA - FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND

The First Trust NASDAQ(R) ABA Community Bank Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX(R) ABA Community Bank Indexsm (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index includes a subset of banks and thrifts or their holding companies listed on NASDAQ(R). The Index is jointly owned and was developed by NASDAQ OMX(R) and the American Bankers Association ("ABA"). For the purposes of the Index, a "community bank" is considered to be all U.S. banks and thrifts or their holding companies listed on NASDAQ(R) excluding the 50 largest U.S. banks by asset size. Also excluded are banks that have an international specialization and those banks that have a credit-card specialization, as screened by the ABA based on the most recent data from the FDIC. Banks with an international specialization are those institutions with assets greater than $10 billion and more than 25% of total assets in foreign offices. Banks with a credit-card specialization are those institutions with credit-card loans plus securitized receivables in excess of 50% of total assets plus securitized receivables. Securities in the Index must have a market capitalization of at least $200 million and a three-month average daily trading volume of at least $500 thousand. The Index is rebalanced quarterly and reconstituted semi-annually. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was July 1, 2009.

----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
                                                                      AVERAGE ANNUAL            CUMULATIVE
                                                                      TOTAL RETURNS           TOTAL RETURNS
                                                   1 Year Ended    Inception (06/29/09)    Inception (06/29/09)
                                                     12/31/12          to 12/31/12             to 12/31/12

FUND PERFORMANCE
NAV                                                   13.52%              8.95%                   35.05%
Market Value                                          13.38%              8.71%                   34.01%

INDEX PERFORMANCE
NASDAQ OMX(R) ABA Community Bank Index(SM)            14.24%              9.66%                   38.19%
S&P Composite 1500 Financials Sector Index            26.97%             11.84%                   48.07%
Russell 3000(R) Index                                 16.42%             15.97%                   68.11%
----------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 24.)

PERFORMANCE REVIEW

The Fund generated an NAV return of 13.52% during the 12-month period covered by this report. During the same period, the benchmark S&P Composite 1500 Financials Sector Index generated a return of 26.97%. Zions Bancorporation (+31.7%), Pacific Capital Bancorp (+61.5%), and Texas Capital Bancshares, Inc. (+46.4%) were three of the Fund's top-performing securities. People's United Financial, Inc. was the largest detractor from the Fund's total return. The company returned -7.2% while it was held in the Fund this period and contributed -0.3% to the Fund's return. The main reason the Fund underperformed its benchmark was its underweight position in the Diversified Financial Services industry relative to the benchmark. Since the Fund focuses on community banks, it did not have any allocation in the industry, which tends to be made up of large financial service companies. The Diversified Financial Services industry was the top-returning industry in the benchmark.


---------------

NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ OMX(R) ABA Community Bank Index(SM) are trademarks of The NASDAQ OMX Group, Inc. ("NASDAQ OMX") and American Bankers Association ("ABA") (NASDAQ OMX and ABA, collectively with their affiliates, are referred to as the "Corporations") and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

QABA - FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (CONTINUED)

---------------------------------------------------------
PORTFOLIO INDUSTRY ALLOCATION AS OF DECEMBER 31, 2012
---------------------------------------------------------
                                         % OF TOTAL
INDUSTRY                            LONG-TERM INVESTMENTS
Commercial Banks                            84.92%
Thrifts & Mortgage Finance                  14.59
IT Services                                  0.49
                                           -------
     Total                                 100.00%
                                           =======

---------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
---------------------------------------------------------
                                          % OF TOTAL
SECURITY                            LONG-TERM INVESTMENTS
Zions Bancorporation                         3.98%
BOK Financial Corp.                          3.75
Signature Bank                               3.38
Commerce Bancshares, Inc.                    3.24
East West Bancorp, Inc.                      3.04
TFS Financial Corp.                          3.00
Hancock Holding Co.                          2.71
SVB Financial Group                          2.51
Associated Banc-Corp.                        2.27
Investors Bancorp, Inc.                      2.01
                                           -------
     Total                                  29.89%
                                           =======

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       JUNE 29, 2009 - DECEMBER 31, 2012

         First Trust NASDAQ(R)    NASDAQ OMX(R)      Russell     S&P Composite
             ABA Community        ABA Community      3000(R)    1500 Financials
            Bank Index Fund      Bank Index(SM)       Index      Sector Index
 06/09          $10000               $10000          $10000         $10000
 12/09           11280                11318           12224          12112
 06/10           11438                11505           11484          11744
 12/10           12721                12846           14293          13722
 06/11           12520                12688           15201          13420
 12/11           11898                12095           14439          11662
 06/12           13081                13343           15785          13227
 12/12           13507                13817           16809          14806

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period July 1, 2009 (commencement of trading) through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------

FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%      1.00%-1.99%      >=2.00%
07/01/09 - 12/31/09        60               3                1              0
01/01/10 - 12/31/10        151              1                0              0
01/01/11 - 12/31/11        135              2                0              0
01/01/12 - 12/31/12        100             17                1              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------

FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%      1.00%-1.99%      >=2.00%
07/01/09 - 12/31/09        62               2                0              0
01/01/10 - 12/31/10        98               1                0              1
01/01/11 - 12/31/11        111              4                0              0
01/01/12 - 12/31/12        114             18                0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

VIXH - FIRST TRUST CBOE S&P 500 VIX TAIL HEDGE FUND

The First Trust CBOE S&P 500 VIX Tail Hedge Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the CBOE VIX Tail Hedge Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks and call options included in the Index. The Index is composed of each of the equity securities comprising the S&P 500 and an out-of-the-money call option position on the Chicago Board Options Exchange Market Volatility Index (the "VIX Index"). The VIX Index is quoted in percentage points, is calculated and disseminated in real-time by CBOE and is a way of measuring the market's expectation of volatility in the S&P 500 over the next 30-day period. The Index, and in turn the Fund, tracks the performance of an S&P 500 stock portfolio (with dividends reinvested), and call options on the VIX Index. The amount of the Index allocated to call options on the VIX Index is reevaluated and rebalanced each month, depending on the level of forward expected volatility in the S&P 500, as measured by the closest to maturity VIX Index futures. The Index is designed to help cope with extreme downward movements in the market by hedging its portfolio through purchasing call options on the VIX Index, or "tail hedging." The Index is reconstituted and rebalanced monthly. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was August 30, 2012.


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                              CUMULATIVE
                                            TOTAL RETURNS
                                         Inception (08/29/12)
                                             to 12/31/12

FUND PERFORMANCE
NAV                                            -1.37%
Market Value                                   -1.01%

INDEX PERFORMANCE
CBOE VIX Tail Hedge Index(SM)                  -1.20%
S&P 500(R) Index                                1.93%

(See Notes to Fund Performance Overview on page 24.)


PERFORMANCE REVIEW

The Fund generated a NAV return of -1.37% from its inception on 8/29/2012 through 12/31/2012. During the same period, the benchmark S&P 500(R) Index generated a return of 1.93%. The Fund lagged its benchmark due to its option overlay. At every monthly rebalance during the covered period, the Fund allocated 1.0% of total assets to an out-of-the-money VIX call option set to expire the following month. Every option purchased during the period expired worthless, causing the Fund to underperform its benchmark.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

VIXH - FIRST TRUST CBOE S&P 500 VIX TAIL HEDGE FUND (CONTINUED)

---------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
---------------------------------------------------------
                                          % OF TOTAL
SECTOR                              LONG-TERM INVESTMENTS
Information Technology                      19.04%
Financials                                  15.61
Health Care                                 12.01
Consumer Discretionary                      11.50
Energy                                      10.99
Consumer Staples                            10.61
Industrials                                 10.12
Materials                                    3.62
Utilities                                    3.44
Telecommunication Services                   3.06
                                           -------
     Total                                 100.00%
                                           =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                            LONG-TERM INVESTMENTS
Apple, Inc.                                  3.93%
Exxon Mobil Corp.                            3.10
General Electric Co.                         1.73
Chevron Corp.                                1.66
International Business Machines Corp.        1.60
Microsoft Corp.                              1.59
Johnson & Johnson                            1.53
AT&T, Inc.                                   1.50
Google, Inc., Class A                        1.48
Proctor & Gamble Co.                         1.46
                                           -------
     Total                                  19.58%
                                           =======

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       APRIL 29, 2012 - DECEMBER 31, 2012

            First Trust CBOE S&P 500   CBOE VIX Tail Hdge       S&P 500(R)
              VIX Tail Hedge Fund          Index(SM)              Index
 08/12              $10000                  $10000               $10000
 12/12                9863                    9880                10193


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 29, 2012 (commencement of trading) through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------

FOR THE PERIOD         0.00%-0.49%    0.50%-0.99%    1.00%-1.99%     >=2.00%
08/29/12 - 12/31/12        57              3              0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------

FOR THE PERIOD         0.00%-0.49%    0.50%-0.99%    1.00%-1.99%     >=2.00%
08/29/12 - 12/31/12        21              1              1             0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Value") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and Market Value returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Value, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future results.

FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2012 (UNAUDITED)


As a shareholder of First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, First Trust NASDAQ-100-Technology Sector Index(SM) Fund, First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, First Trust S&P REIT Index Fund, First Trust ISE Water Index Fund, First Trust ISE-Revere Natural Gas Index Fund, First Trust ISE Chindia Index Fund, First Trust NASDAQ(R) ABA Community Bank Index Fund, or First Trust CBOE S&P 500 VIX Tail Hedge Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended December 31, 2012.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO           EXPENSE PAID
                                                   BEGINNING              ENDING          BASED ON THE             DURING THE
                                                 ACCOUNT VALUE        ACCOUNT VALUE         SIX MONTH              SIX MONTH
                                                  JULY 1 2012        DECEMBER 31 2012       PERIOD (a)             PERIOD (b)
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND
Actual                                              $1,000.00           $1,052.00             0.60%                   $3.09
Hypothetical (5% return before expenses)            $1,000.00           $1,022.12             0.60%                   $3.05

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND
Actual                                             $1,000.00            $1,033.10             0.60%                   $3.07
Hypothetical (5% return before expenses)           $1,000.00            $1,022.12             0.60%                   $3.05

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND
Actual                                             $1,000.00            $1,066.90             0.60%                   $3.12
Hypothetical (5% return before expenses)           $1,000.00            $1,022.12             0.60%                   $3.05

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND
Actual                                             $1,000.00            $1,028.00             0.60%                   $3.06
Hypothetical (5% return before expenses)           $1,000.00            $1,022.12             0.60%                   $3.05

FIRST TRUST S&P REIT INDEX FUND
Actual                                             $1,000.00            $1,024.00             0.50%                   $2.54
Hypothetical (5% return before expenses)           $1,000.00            $1,022.62             0.50%                   $2.54

FIRST TRUST ISE WATER INDEX FUND
Actual                                             $1,000.00            $1,153.90             0.60%                   $3.25
Hypothetical (5% return before expenses)           $1,000.00            $1,022.12             0.60%                   $3.05

FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND
Actual                                             $1,000.00            $  955.50            0.60%                    $2.95
Hypothetical (5% return before expenses)           $1,000.00            $1,022.12            0.60%                    $3.05


                                                                         Page 25


FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
DECEMBER 31, 2012 (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO           EXPENSE PAID
                                                   BEGINNING              ENDING          BASED ON THE             DURING THE
                                                 ACCOUNT VALUE        ACCOUNT VALUE         SIX MONTH              SIX MONTH
                                                  JULY 1 2012        DECEMBER 31 2012      PERIOD (a)              PERIOD (b)
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST ISE CHINDIA INDEX FUND

Actual                                             $1,000.00            $1,104.50             0.60%                   $3.17
Hypothetical (5% return before expenses)           $1,000.00            $1,022.12             0.60%                   $3.05

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND
Actual                                             $1,000.00            $1,032.60             0.60%                   $3.07
Hypothetical (5% return before expenses)           $1,000.00            $1,022.12             0.60%                   $3.05



------------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED             EXPENSE PAID
                                                                                          EXPENSE RATIO            DURING THE
                                                   BEGINNING              ENDING          BASED ON THE               PERIOD
                                                 ACCOUNT VALUE        ACCOUNT VALUE      NUMBER OF DAYS       AUGUST 29, 2012 (c)
                                              AUGUST 29, 2012 (c)   DECEMBER 31, 2012   IN THE PERIOD (a)   TO DECEMBER 31, 2012 (d)
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST CBOE S&P 500 VIX TAIL HEDGE FUND

Actual                                            $1,000.00               $986.30             0.60%                   $2.04
Hypothetical (5% return before expenses)          $1,000.00             $1,022.12             0.60%                   $3.05



(a) These expense ratios reflect expense caps for certain Funds. See Note 3 in Notes to Financial Statements.
(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1, 2012 through December 31, 2012), multiplied by 184/366 (to reflect the one-half year period).
(c)   Inception date.
(d) Actual expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period, multiplied by 125/366 (to reflect the actual period August 29, 2012 through December 31, 2012). Hypothetical expenses are assumed for the most recent half-year period.

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS -- 100.0%
            AIR FREIGHT & LOGISTICS -- 2.0%
    13,366  C.H. Robinson Worldwide, Inc.       $    844,999
    21,397  Expeditors International of
               Washington, Inc.                      846,251
                                                ------------
                                                   1,691,250
                                                ------------
            BEVERAGES -- 1.0%
    16,319  Monster Beverage Corp. (a)               862,949
                                                ------------
            Biotechnology -- 6.9%
     9,056  Alexion Pharmaceuticals, Inc. (a)        849,543
     9,753  Amgen, Inc.                              841,879
     5,670  Biogen Idec, Inc. (a)                    831,619
    10,667  Celgene Corp. (a)                        839,706
    11,678  Gilead Sciences, Inc. (a)                857,749
     4,901  Regeneron Pharmaceuticals,
               Inc. (a)                              838,414
    19,759  Vertex Pharmaceuticals, Inc. (a)         828,693
                                                ------------
                                                   5,887,603
                                                ------------
            CHEMICALS -- 1.0%
    11,535  Sigma-Aldrich Corp.                      848,745
                                                ------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 1.0%
     9,273  Stericycle, Inc. (a)                     864,893
                                                ------------
            COMMUNICATIONS EQUIPMENT
               -- 3.0%
    42,589  Cisco Systems, Inc.                      836,874
     8,722  F5 Networks, Inc. (a)                    847,342
    13,795  QUALCOMM, Inc.                           855,566
                                                ------------
                                                   2,539,782
                                                ------------
            COMPUTERS & PERIPHERALS -- 6.0%
     1,636  Apple, Inc.                              872,037
    81,531  Dell, Inc.                               825,909
    25,135  NetApp, Inc. (a)                         843,279
    19,182  SanDisk Corp. (a)                        835,568
    27,921  Seagate Technology PLC                   851,032
    20,203  Western Digital Corp.                    858,426
                                                ------------
                                                   5,086,251
                                                ------------
            FOOD & STAPLES RETAILING -- 2.0%
     8,545  Costco Wholesale Corp.                   843,990
     9,324  Whole Foods Market, Inc.                 851,561
                                                ------------
                                                   1,695,551
                                                ------------
            FOOD PRODUCTS -- 1.0%
    33,002  Mondelez International, Inc.,
               Class A                               840,561
                                                ------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 2.0%
    21,065  DENTSPLY International, Inc.             834,385
     1,711  Intuitive Surgical, Inc. (a)             839,023
                                                ------------
                                                   1,673,408
                                                ------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 3.0%
    17,531  Catamaran Corp. (a)                      825,885


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            HEALTH CARE PROVIDERS & SERVICES
               (CONTINUED)
    15,679  Express Scripts Holding Co. (a)     $    846,666
    10,499  Henry Schein, Inc. (a)                   844,750
                                                ------------
                                                   2,517,301
                                                ------------
            HEALTH CARE TECHNOLOGY -- 1.0%
    10,857  Cerner Corp. (a)                         842,937
                                                ------------
            HOTELS, RESTAURANTS & LEISURE
               -- 2.0%
    15,861  Starbucks Corp.                          850,467
     7,490  Wynn Resorts Ltd.                        842,550
                                                ------------
                                                   1,693,017
                                                ------------
            HOUSEHOLD DURABLES -- 1.0%
    20,701  Garmin Ltd. (b)                          845,015
                                                ------------
            INTERNET & CATALOG RETAIL -- 4.0%
     3,309  Amazon.com, Inc. (a)                     831,022
    14,266  Expedia, Inc.                            876,646
    43,560  Liberty Interactive Corp.,
               Class A (a)                           857,261
     1,373  priceline.com, Inc. (a)                  852,907
                                                ------------
                                                   3,417,836
                                                ------------
            INTERNET SOFTWARE & SERVICES
               -- 7.1%
    20,357  Akamai Technologies, Inc. (a)            832,805
     8,611  Baidu, Inc., ADR (a)                     863,597
    16,555  eBay, Inc. (a)                           844,636
     4,197  Equinix, Inc. (a)                        865,422
    32,359  Facebook, Inc., Class A (a)              861,720
     1,187  Google, Inc., Class A (a)                842,022
    43,929  Yahoo!, Inc. (a)                         874,187
                                                ------------
                                                   5,984,389
                                                ------------
            IT SERVICES -- 4.0%
    14,761  Automatic Data Processing, Inc.          841,525
    11,531  Cognizant Technology Solutions
               Corp., Class A (a)                    853,870
    10,665  Fiserv, Inc. (a)                         842,855
    27,063  Paychex, Inc.                            842,742
                                                ------------
                                                   3,380,992
                                                ------------
            LEISURE EQUIPMENT & PRODUCTS
               -- 1.0%
    23,042  Mattel, Inc.                             843,798
                                                ------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 1.0%
    16,817  Life Technologies Corp. (a)              825,378
                                                ------------
            MACHINERY -- 1.0%
    18,958  PACCAR, Inc.                             857,091
                                                ------------
            MEDIA -- 9.1%
    22,830  Comcast Corp., Class A                   853,385
    16,909  DIRECTV (a)                              848,156
    13,461  Discovery Communications, Inc.,
               Class A (a)                           854,504
    13,604  Liberty Global, Inc., Class A (a)        856,916


                        See Notes to Financial Statements                Page 27

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND

DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            MEDIA (CONTINUED)
     7,394  Liberty Media Corp. - Liberty
               Capital, Class A (a)             $    857,778
    34,070  News Corp., Class A                      870,148
   288,627  Sirius XM Radio, Inc.                    834,132
    16,011  Viacom, Inc., Class B                    844,420
    23,340  Virgin Media, Inc.                       857,745
                                                ------------
                                                   7,677,184
                                                ------------
            METALS & MINING -- 1.0%
     8,546  Randgold Resources Ltd., ADR             848,191
                                                ------------
            MULTILINE RETAIL -- 2.0%
    21,240  Dollar Tree, Inc. (a)                    861,494
    20,807  Sears Holdings Corp. (a) (b)             860,578
                                                ------------
                                                   1,722,072
                                                ------------
            PHARMACEUTICALS -- 2.0%
    30,568  Mylan, Inc. (a)                          840,009
     8,270  Perrigo Co.                              860,328
                                                ------------
                                                   1,700,337
                                                ------------
            PROFESSIONAL SERVICES -- 1.0%
    16,682  Verisk Analytics, Inc.,
               Class A (a)                           850,782
                                                ------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 14.0%
    24,641  Altera Corp.                             848,636
    20,150  Analog Devices, Inc.                     847,509
    73,935  Applied Materials, Inc.                  845,817
    27,102  Avago Technologies Ltd.                  858,049
    25,625  Broadcom Corp., Class A                  851,006
    40,953  Intel Corp.                              844,860
    17,577  KLA-Tencor Corp.                         839,478
    24,838  Linear Technology Corp.                  851,944
    28,891  Maxim Integrated Products, Inc.          849,395
    26,085  Microchip Technology, Inc.               850,110
   134,540  Micron Technology, Inc. (a)              854,329
    68,830  NVIDIA Corp.                             845,921
    27,481  Texas Instruments, Inc.                  850,262
    23,547  Xilinx, Inc.                             845,337
                                                ------------
                                                  11,882,653
                                                ------------
            SOFTWARE -- 11.9%
    79,813  Activision Blizzard, Inc.                847,614
    22,538  Adobe Systems, Inc. (a)                  849,232
    23,951  Autodesk, Inc. (a)                       846,668
    20,878  BMC Software, Inc. (a)                   828,021
    38,305  CA, Inc.                                 841,944
    17,877  Check Point Software Technologies
               Ltd. (a)                              851,660
    12,853  Citrix Systems, Inc. (a)                 845,085
    13,834  Intuit, Inc.                             823,123
    30,935  Microsoft Corp.                          826,893
    38,416  Nuance Communications, Inc. (a)          857,445
    25,181  Oracle Corp.                             839,031
    45,845  Symantec Corp. (a)                       862,344
                                                ------------
                                                  10,119,060
                                                ------------


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            SPECIALTY RETAIL -- 4.0%
    15,256  Bed Bath & Beyond, Inc. (a)         $    852,963
     9,445  O'Reilly Automotive, Inc. (a)            844,572
    15,761  Ross Stores, Inc.                        853,458
    73,731  Staples, Inc.                            840,533
                                                ------------
                                                   3,391,526
                                                ------------
            TEXTILES, APPAREL & LUXURY
               GOODS -- 1.0%
     9,159  Fossil, Inc. (a)                         852,703
                                                ------------
            TRADING COMPANIES & DISTRIBUTORS
               -- 1.0%
    18,450  Fastenal Co.                             861,430
                                                ------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 2.0%
    11,993  SBA Communications Corp.,
               Class A (a)                           851,743
    33,825  Vodafone Group PLC, ADR                  852,052
                                                ------------
                                                   1,703,795
                                                ------------
            TOTAL COMMON STOCKS -- 100.0%         84,808,480
            (Cost $82,276,987)                  ------------

            COLLATERAL FOR SECURITIES ON LOAN
               -- 1.6%
            MONEY MARKET FUND -- 0.3%
   278,948  Goldman Sachs Financial Square
               Treasury Instruments Fund -
               Institutional Class - 0.001% (c)      278,948
               (Cost $278,948)                  ------------


PRINCIPAL
  VALUE
----------
            REPURCHASE AGREEMENT -- 1.3%
$1,118,974  JPMorgan Chase & Co., 0.08% (c),
               dated 12/31/12, due 01/02/13,
               with a maturity value of
               $1,118,977. Collateralized by
               U.S. Treasury Note, interest
               rate of 0.75%, due 10/31/17.
               The value of the collateral
               including accrued interest
               is $1,141,194.                      1,118,974
              (Cost $1,118,974)                 ------------

            TOTAL COLLATERAL FOR SECURITIES
               ON LOAN -- 1.6%                     1,397,922
              (Cost $1,397,922)                 ------------

            TOTAL INVESTMENTS -- 101.6%           86,206,402
            (Cost $83,674,909) (d)
            NET OTHER ASSETS AND
               LIABILITIES -- (1.6)%              (1,391,598)
                                                ------------
            NET ASSETS -- 100.0%                $ 84,814,804
                                                ============


Page 28                 See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND

DECEMBER 31, 2012


(a)   Non-income producing security.

(b) All or a portion of this security is on loan. (See Note 2C - Securities Lending in the Notes to Financial Statements). The aggregate market value of such securities is $1,107,963 and the total market value of the collateral held by the Fund is $1,397,922.

(c)   Interest rate shown reflects yield as of December 31, 2012.

(d) Aggregate cost for federal income tax purposes is $84,428,815. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $6,636,111 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $4,858,524.

ADR   - American Depositary Receipt

-----------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS               LEVEL 1          LEVEL 2        LEVEL 3
-------------------------------------------------------------------
Common Stocks*         $ 84,808,480    $         --    $         --
Money Market Fund           278,948              --              --
Repurchase
   Agreement                    --        1,118,974              --
                       --------------------------------------------
Total Investments      $ 85,087,428    $  1,118,974    $         --
                       ============================================


* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2012.


                        See Notes to Financial Statements                Page 29

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS -- 100.0%
            COMMUNICATIONS EQUIPMENT
               -- 6.8%
   121,073  Cisco Systems, Inc.                 $  2,379,084
    24,796  F5 Networks, Inc. (a)                  2,408,931
    39,224  QUALCOMM, Inc.                         2,432,673
                                                ------------
                                                   7,220,688
                                                ------------
            COMPUTERS & PERIPHERALS
               -- 13.6%
     4,653  Apple, Inc.                            2,480,189
   231,698  Dell, Inc.                             2,347,101
    71,455  NetApp, Inc. (a)                       2,397,315
    54,526  SanDisk Corp. (a)                      2,375,152
    79,337  Seagate Technology PLC                 2,418,192
    57,415  Western Digital Corp.                  2,439,563
                                                ------------
                                                  14,457,512
                                                ------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 2.2%
    49,837  Catamaran Corp. (a)                    2,347,821
                                                ------------
            HEALTH CARE TECHNOLOGY -- 2.2%
    30,871  Cerner Corp. (a)                       2,396,825
                                                ------------
            HOUSEHOLD DURABLES -- 2.3%
    58,841  Garmin Ltd.                            2,401,890
                                                ------------
            INTERNET SOFTWARE & SERVICES
               -- 13.8%
    57,869  Akamai Technologies, Inc. (a)          2,367,421
    24,484  Baidu, Inc., ADR (a)                   2,455,500
    11,930  Equinix, Inc. (a)                      2,459,966
    92,026  Facebook, Inc., Class A (a)            2,450,652
     3,377  Google, Inc., Class A (a)              2,395,543
   124,890  Yahoo!, Inc. (a)                       2,485,311
                                                ------------
                                                  14,614,393
                                                ------------
            IT SERVICES -- 2.3%
    32,777  Cognizant Technology Solutions
               Corp., Class A (a)                  2,427,137
                                                ------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 31.9%
    70,047  Altera Corp.                           2,412,419
    57,279  Analog Devices, Inc.                   2,409,155
   210,140  Applied Materials, Inc.                2,404,001
    77,060  Avago Technologies Ltd.                2,439,720
    72,833  Broadcom Corp., Class A                2,418,784
   116,407  Intel Corp.                            2,401,476
    49,961  KLA-Tencor Corp.                       2,386,137
    70,620  Linear Technology Corp.                2,422,266
    82,142  Maxim Integrated Products, Inc.        2,414,975
    74,152  Microchip Technology, Inc.             2,416,614
   382,375  Micron Technology, Inc. (a)            2,428,081
   195,677  NVIDIA Corp.                           2,404,870
    78,132  Texas Instruments, Inc.                2,417,404
    66,942  Xilinx, Inc.                           2,403,218
                                                ------------
                                                  33,779,120
                                                ------------


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            SOFTWARE -- 24.9%
    64,084  Adobe Systems, Inc. (a)             $  2,414,685
    68,093  Autodesk, Inc. (a)                     2,407,088
    59,362  BMC Software, Inc. (a)                 2,354,297
   108,905  CA, Inc.                               2,393,732
    50,823  Check Point Software Technologies
               Ltd. (a)                            2,421,208
    36,532  Citrix Systems, Inc. (a)               2,401,979
    39,333  Intuit, Inc.                           2,340,313
    87,909  Microsoft Corp.                        2,349,808
   109,201  Nuance Communications, Inc. (a)        2,437,366
    71,582  Oracle Corp.                           2,385,112
   130,346  Symantec Corp. (a)                     2,451,808
                                                ------------
                                                  26,357,396
                                                ------------
            TOTAL INVESTMENTS -- 100.0%          106,002,782
            (Cost $109,823,598) (b)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                     5,199
                                                ------------
            NET ASSETS -- 100.0%                $106,007,981
                                                ============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $111,259,551. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $5,911,838 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $11,168,607.

ADR   - American Depositary Receipt

-----------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs


INVESTMENTS               LEVEL 1          LEVEL 2        LEVEL 3
-------------------------------------------------------------------
Common Stocks*         $106,002,782    $         --    $         --
                       ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2012.

Page 30                 See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS (a) -- 100.0%
            AIR FREIGHT & LOGISTICS -- 3.5%
    11,806  C.H. Robinson Worldwide, Inc.       $    746,375
    18,899  Expeditors International of
               Washington, Inc.                      747,456
                                                ------------
                                                   1,493,831
                                                ------------
            BEVERAGES -- 1.8%
    14,414  Monster Beverage Corp. (b)               762,212
                                                ------------
            BIOTECHNOLOGY -- 12.4%
     7,998  Alexion Pharmaceuticals, Inc. (b)        750,292
     8,615  Amgen, Inc.                              743,647
     5,009  Biogen Idec, Inc. (b)                    734,670
     9,421  Celgene Corp. (b)                        741,621
    10,317  Gilead Sciences, Inc. (b)                757,784
     4,328  Regeneron Pharmaceuticals, Inc. (b)      740,391
    17,445  Vertex Pharmaceuticals, Inc. (b)         731,643
                                                ------------
                                                   5,200,048
                                                ------------
            CHEMICALS -- 1.8%
    10,188  Sigma-Aldrich Corp.                      749,633
                                                ------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 1.8%
     8,192  Stericycle, Inc. (b)                     764,068
                                                ------------
            FOOD & STAPLES RETAILING -- 3.6%
     7,547  Costco Wholesale Corp.                   745,417
     8,235  Whole Foods Market, Inc.                 752,103
                                                ------------
                                                   1,497,520
                                                ------------
            FOOD PRODUCTS -- 1.8%
    29,148  Mondelez International, Inc.,
               Class A                               742,400
                                                ------------
            HEALTH CARE EQUIPMENT & SUPPLIES
               -- 3.5%
    18,608  DENTSPLY International, Inc.             737,063
     1,511  Intuitive Surgical, Inc. (b)             740,949
                                                ------------
                                                   1,478,012
                                                ------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 3.6%
    13,848  Express Scripts Holding Co. (b)          747,792
     9,277  Henry Schein, Inc. (b)                   746,427
                                                ------------
                                                   1,494,219
                                                ------------
            HOTELS, RESTAURANTS & LEISURE
               -- 3.6%
    14,008  Starbucks Corp.                          751,109
     6,615  Wynn Resorts Ltd.                        744,121
                                                ------------
                                                   1,495,230
                                                ------------
            INTERNET & CATALOG RETAIL -- 7.2%
     2,922  Amazon.com, Inc. (b)                     733,831
    12,600  Expedia, Inc.                            774,270
    38,485  Liberty Interactive Corp.,
            Class A (b)                              757,385
     1,213  priceline.com, Inc. (b)                  753,516
                                                ------------
                                                   3,019,002
                                                ------------


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            INTERNET SOFTWARE & SERVICES
               -- 1.8%
    14,622  eBay, Inc. (b)                      $    746,014
                                                ------------
            IT SERVICES -- 5.3%
    13,040  Automatic Data Processing, Inc.          743,410
     9,421  Fiserv, Inc. (b)                         744,542
    23,912  Paychex, Inc.                            744,620
                                                ------------
                                                   2,232,572
                                                ------------
            LEISURE EQUIPMENT & PRODUCTS
               -- 1.8%
    20,354  Mattel, Inc.                             745,363
                                                ------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 1.7%
    14,851  Life Technologies Corp. (b)              728,887
                                                ------------
            MACHINERY -- 1.8%
    16,745  PACCAR, Inc.                             757,041
                                                ------------
            MEDIA -- 16.1%
    20,168  Comcast Corp., Class A                   753,880
    14,936  DIRECTV (b)                              749,189
    11,890  Discovery Communications, Inc.,
               Class A (b)                           754,777
    12,015  Liberty Global, Inc., Class A (b)        756,825
     6,530  Liberty Media Corp. - Liberty
               Capital, Class A (b)                  757,545
    30,094  News Corp., Class A                      768,601
   254,955  Sirius XM Radio, Inc.                    736,820
    14,143  Viacom, Inc., Class B                    745,902
    20,616  Virgin Media, Inc.                       757,638
                                                ------------
                                                   6,781,177
                                                ------------
            METALS & MINING -- 1.8%
     7,549  Randgold Resources Ltd., ADR             749,238
                                                ------------
            MULTILINE RETAIL -- 3.6%
    18,757  Dollar Tree, Inc. (b)                    760,784
    18,389  Sears Holdings Corp. (b) (c)             760,569
                                                ------------
                                                   1,521,353
                                                ------------
            PHARMACEUTICALS -- 3.6%
    26,999  Mylan, Inc. (b)                          741,933
     7,305  Perrigo Co.                              759,939
                                                ------------
                                                   1,501,872
                                                ------------
            PROFESSIONAL SERVICES -- 1.8%
    14,734  Verisk Analytics, Inc., Class A (b)      751,434
                                                ------------
            SOFTWARE -- 1.8%
    70,502  Activision Blizzard, Inc.                748,731
                                                ------------
            SPECIALTY RETAIL -- 7.1%
    13,475  Bed Bath & Beyond, Inc. (b)              753,387
     8,344  O'Reilly Automotive, Inc. (b)            746,121
    13,923  Ross Stores, Inc.                        753,931
    65,121  Staples, Inc.                            742,379
                                                ------------
                                                   2,995,818
                                                ------------


                        See Notes to Financial Statements                Page 31

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND

DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS (a) (CONTINUED)
            TEXTILES, APPAREL & LUXURY GOODS
               -- 1.8%
     8,090  Fossil, Inc. (b)                    $    753,179
                                                ------------
            TRADING COMPANIES & DISTRIBUTORS
               -- 1.8%
    16,294  Fastenal Co.                             760,767
                                                ------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 3.6%
    10,590  SBA Communications Corp.,
               Class A (b)                           752,102
    29,878  Vodafone Group PLC, ADR                  752,627
                                                ------------

                                                   1,504,729
                                                ------------
            TOTAL COMMON STOCKS -- 100.0%         41,974,350
            (Cost $38,322,626)                  ------------

            MONEY MARKET FUND -- 0.1%
    44,435  Morgan Stanley Institutional
               Liquidity Funds - Treasury
               Portfolio  - Institutional
               Class - 0.03% (d)                      44,435
            (Cost $44,435)                      ------------

            COLLATERAL FOR SECURITIES ON LOAN
               -- 1.0%
            MONEY MARKET FUND -- 0.2%
    81,703  Goldman Sachs Financial Square
               Treasury Instruments Fund -
               Institutional Class - 0.001% (d)       81,703
            (Cost $81,703)                      ------------


PRINCIPAL
  VALUE
----------
            REPURCHASE AGREEMENT -- 0.8%
$  327,745  JPMorgan Chase & Co., 0.08% (d),
               dated 12/31/12, due 01/02/13,
               with a maturity value of
               $327,746. Collateralized by U.S.
               Treasury Note, interest rate of
               0.75%, due 10/31/17. The value
               of the collateral including
               accrued interest is $334,253.         327,745
            (Cost $327,745)                     ------------

            TOTAL COLLATERAL FOR SECURITIES
               ON LOAN -- 1.0%                       409,448
            (Cost $409,448)                     ------------

            TOTAL INVESTMENTS -- 101.1%           42,428,233
            (Cost $38,776,509) (e)
            NET OTHER ASSETS AND
               LIABILITIES --(1.1)%                 (446,508)
                                                ------------
            NET ASSETS -- 100.0%                $ 41,981,725
                                                ============

(a) The industry allocation is based on Standard & Poor's Global Industry Classification Standard (GICS), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark (ICB) system, the joint classification system of Dow Jones Indexes and FTSE Group.

(b)   Non-income producing security.

(c) All or a portion of this security is on loan. (See Note 2C - Securities Lending in the Notes to Financial Statements). The aggregate market value of such securities is $420,218 and the total market value of the collateral held by the Fund is $409,448.

(d)   Interest rate shown reflects yield as of December 31, 2012.

(e) Aggregate cost for federal income tax purposes is $39,105,860. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $4,492,830 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,170,457.

ADR   - American Depositary Receipt

-----------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS               LEVEL 1          LEVEL 2          LEVEL 3
---------------------------------------------------------------------
Common Stocks*        $  41,974,350    $          --    $          --
Money Market Funds          126,138               --               --
Repurchase
   Agreement                     --          327,745               --
                      -----------------------------------------------
Total Investments     $  42,100,488    $     327,745    $          --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2012.

Page 32                 See Notes to Financial Statements

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 7.4%
    37,732  Hexcel Corp. (a)                    $  1,017,255
                                                ------------
            AUTOMOBILES -- 7.6%
    30,707  Tesla Motors, Inc. (a)                 1,040,046
                                                ------------
            BUILDING PRODUCTS -- 0.9%
    12,379  Ameresco, Inc., Class A (a)              121,438
                                                ------------
            CHEMICALS -- 0.9%
    15,704  Zoltek Cos., Inc. (a)                    121,706
                                                ------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 1.1%
    13,218  EnerNOC, Inc. (a)                        155,311
                                                ------------
            ELECTRICAL EQUIPMENT -- 1.0%
    24,918  American Superconductor
               Corp. (a) (b)                          65,285
    18,663  Enphase Energy, Inc. (a) (b)              68,120
                                                ------------
                                                     133,405
                                                ------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 14.3%
    50,908  AVX Corp.                                548,788
    11,855  Itron, Inc. (a)                          528,140
    13,340  Maxwell Technologies, Inc. (a)           110,589
    55,521  Power-One, Inc. (a)                      228,191
    21,259  Universal Display Corp. (a)              544,656
                                                ------------
                                                   1,960,364
                                                ------------
            INDEPENDENT POWER PRODUCERS &
               ENERGY TRADERS -- 2.9%
    20,767  Ormat Technologies, Inc.                 400,388
                                                ------------
            MACHINERY -- 3.3%
    12,182  ESCO Technologies, Inc.                  455,729
                                                ------------
            OIL, GAS & CONSUMABLE FUELS
               -- 3.3%
    27,166  Amyris, Inc. (a) (b)                      84,758
    23,535  KiOR, Inc., Class A (a) (b)              150,859
    27,831  Solazyme, Inc. (a) (b)                   218,752
                                                ------------
                                                     454,369
                                                ------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 57.3%
    17,313  Advanced Energy Industries,
               Inc. (a)                              239,093
    32,143  Cree, Inc. (a)                         1,092,219
    38,925  Fairchild Semiconductor
               International, Inc. (a)               560,520
    19,239  First Solar, Inc. (a) (b)                594,100
    54,401  GT Advanced Technologies, Inc. (a)       164,291
    30,402  International Rectifier Corp. (a)        539,027
    31,290  Linear Technology Corp.                1,073,247
   105,569  MEMC Electronic Materials, Inc. (a)      338,877
    27,130  Microsemi Corp. (a)                      570,815
   156,641  ON Semiconductor Corp. (a)             1,104,319
    13,242  Power Integrations, Inc.                 445,064
    10,302  Rubicon Technology, Inc. (a)              62,945
    54,418  SunPower Corp., Class A (a) (b)          305,829
    33,666  Trina Solar Ltd., ADR (a) (b)            146,110


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT (CONTINUED)
    17,899  Veeco Instruments, Inc. (a)         $    528,379
    49,795  Yingli Green Energy Holding Co.,
               Ltd., ADR (a) (b)                     117,018
                                                ------------
                                                   7,881,853
                                                ------------
            TOTAL COMMON STOCKS -- 100.0%         13,741,864
            (Cost $18,522,964)                  ------------

            COLLATERAL FOR SECURITIES ON LOAN
               -- 8.0%
            MONEY MARKET FUND -- 1.5%
   204,597  Goldman Sachs Financial Square
               Treasury Instruments Fund -
               Institutional Class
               - 0.001% (c)                          204,597
            (Cost $204,597)                     ------------

PRINCIPAL
  VALUE
----------
            REPURCHASE AGREEMENT -- 6.5%
$  899,596  JPMorgan Chase & Co., 0.08% (c),
               dated 12/31/12, due 01/02/13,
               with a maturity value of
               $899,598. Collateralized by
               U.S. Treasury Note, interest
               rate of 0.75%, due 10/31/17.
               The value of the collateral
               including accrued interest
               is $917,459.                          899,596
            (Cost $899,596)                     ------------

            TOTAL COLLATERAL FOR SECURITIES
               ON LOAN -- 8.0%                     1,104,193
            (Cost $1,104,193)                   ------------

            TOTAL INVESTMENTS -- 108.0%           14,846,057
            (Cost $19,627,157) (d)
            NET OTHER ASSETS AND
               LIABILITIES -- (8.0)%              (1,105,942)
                                                ------------
            NET ASSETS -- 100.0%                $ 13,740,115
                                                ============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan. (See Note 2C - Securities Lending in the Notes to Financial Statements). The aggregate market value of such securities is $1,103,560 and the total market value of the collateral held by the Fund is $1,104,193.

(c)   Interest rate shown reflects yield as of December 31, 2012.

(d) Aggregate cost for federal income tax purposes is $21,809,220. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $962,755 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $7,925,918.

ADR   - American Depositary Receipt


                        See Notes to Financial Statements                Page 33

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND

DECEMBER 31, 2012


-----------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS               LEVEL 1          LEVEL 2          LEVEL 3
---------------------------------------------------------------------
Common Stocks*        $  13,741,864    $          --     $         --
Money Market Fund           204,597               --               --
Repurchase
   Agreement                     --          899,596               --
                      -----------------------------------------------
Total Investments     $  13,946,461    $     899,596    $          --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2012.

Page 34                 See Notes to Financial Statements

FIRST TRUST S&P REIT INDEX FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS (a) -- 99.7%
            DIVERSIFIED REITS -- 7.9%
    29,789  American Assets Trust, Inc.         $    832,007
     9,874  American Realty Capital
               Properties, Inc.                      130,732
   140,150  American Realty Capital
               Trust, Inc.                         1,618,732
    56,095  CapLease, Inc.                           312,449
    80,108  Cousins Properties, Inc.                 668,902
   243,223  Duke Realty Corp.                      3,373,503
    45,166  First Potomac Realty Trust               558,252
     9,678  Gladstone Commercial Corp.               173,720
     1,061  Gyrodyne Co. of America, Inc.             76,456
    81,422  Investors Real Estate Trust              710,814
   134,307  Lexington Realty Trust                 1,403,508
   104,567  Liberty Property Trust                 3,740,362
     9,953  One Liberty Properties, Inc.             201,946
    15,893  PS Business Parks, Inc.                1,032,727
     7,456  Select Income REIT                       184,685
   149,802  Vornado Realty Trust                  11,996,144
    58,655  Washington Real Estate Investment
               Trust                               1,533,828
    14,898  Whitestone REIT, Class B                 209,317
    25,752  Winthrop Realty Trust                    284,560
    50,553  WP Carey, Inc.                         2,636,339
                                                ------------
                                                  31,678,983
                                                ------------
            INDUSTRIAL REITS -- 5.0%
   238,096  DCT Industrial Trust, Inc.             1,545,243
    26,210  EastGroup Properties, Inc.             1,410,360
    79,167  First Industrial Realty
               Trust, Inc. (b)                     1,114,671
    36,152  Monmouth Real Estate Investment
               Corp., Class A                        374,535
   407,612  Prologis, Inc.                        14,873,762
    30,841  STAG Industrial, Inc.                    554,213
     9,623  Terreno Realty Corp.                     148,579
                                                ------------
                                                  20,021,363
                                                ------------
            OFFICE REITS -- 13.9%
    56,323  Alexandria Real Estate
                Equities, Inc.                     3,904,310
   136,474  BioMed Realty Trust, Inc.              2,638,042
   133,418  Boston Properties, Inc.               14,116,959
   126,855  Brandywine Realty Trust                1,546,362
    74,112  CommonWealth REIT                      1,173,934
    18,676  Coresite Realty Corp.                    516,578
    71,450  Corporate Office Properties Trust      1,784,821
   109,090  Digital Realty Trust, Inc.             7,406,120
   115,762  Douglas Emmett, Inc.                   2,697,255
    55,977  DuPont Fabros Technology, Inc.         1,352,404
    63,813  Franklin Street Properties Corp.         785,538
    38,177  Government Properties Income Trust       915,103
    69,449  Highwoods Properties, Inc.             2,323,069
    24,636  Hudson Pacific Properties, Inc.          518,834
    65,957  Kilroy Realty Corp.                    3,124,383
    73,460  Mack-Cali Realty Corp.                 1,918,041
    46,027  MPG Office Trust, Inc. (b)               141,763
    29,504  Parkway Properties, Inc.                 412,761
   148,438  Piedmont Office Realty Trust,
               Inc., Class A                       2,679,306


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            OFFICE REITS (CONTINUED)
    79,917  SL Green Realty Corp.               $  6,125,638
                                                ------------
                                                  56,081,221
                                                ------------
            RESIDENTIAL REITS -- 17.6%
    92,533 American Campus Communities, Inc. 4,268,547 128,716 Apartment Investment &
               Management Co., Class A             3,483,055
    43,768  Associated Estates Realty Corp.          705,540
   101,155  AvalonBay Communities, Inc.           13,715,606
    67,962  BRE Properties, Inc.                   3,454,508
    74,389  Camden Property Trust                  5,074,074
    34,099  Campus Crest Communities, Inc.           418,054
    73,248  Colonial Properties Trust              1,565,310
    99,951  Education Realty Trust, Inc.           1,063,479
    34,444  Equity Lifestyle Properties, Inc.      2,317,737
   284,534  Equity Residential                    16,124,542
    32,303  Essex Property Trust, Inc.             4,737,235
    45,325  Home Properties, Inc.                  2,778,876
    37,379  Mid-America Apartment
               Communities, Inc.                   2,420,290
    48,121  Post Properties, Inc.                  2,403,644
    24,191  Sun Communities, Inc.                    964,979
   221,211  UDR, Inc.                              5,260,397
    13,061  UMH Properties, Inc.                     134,920
                                                ------------
                                                  70,890,793
                                                ------------
            RETAIL REITS -- 27.0%
    44,811  Acadia Realty Trust                    1,123,860
     9,607  Agree Realty Corp.                       257,372
     1,851  Alexander's, Inc.                        612,311
   142,408  CBL & Associates Properties, Inc.      3,020,474
    48,343  Cedar Realty Trust, Inc.                 255,251
   213,678  DDR Corp.                              3,346,197
    54,646  Equity One, Inc.                       1,148,112
    39,526  Excel Trust, Inc.                        500,794
    57,153  Federal Realty Investment Trust        5,945,055
   398,550  General Growth Properties, Inc.        7,911,218
    23,627  Getty Realty Corp.                       426,704
   125,592  Glimcher Realty Trust                  1,392,815
    68,727  Inland Real Estate Corp.                 575,932
   360,486  Kimco Realty Corp.                     6,964,590
    64,611  Kite Realty Group Trust                  361,176
   120,818  Macerich (The) Co.                     7,043,689
    97,311  National Retail Properties, Inc.       3,036,103
    46,539  Pennsylvania Real Estate
               Investment Trust                      820,948
    42,191  Ramco-Gershenson Properties Trust        561,562
   118,020  Realty Income Corp.                    4,745,584
    79,935  Regency Centers Corp.                  3,766,537
    40,720  Retail Opportunity Investments
               Corp.                                 523,659
    28,556  Retail Properties of America,
               Inc., Class A                         341,815
    20,178  Rouse Properties, Inc.                   341,412
    11,264  Saul Centers, Inc.                       481,987
   273,578  Simon Property Group, Inc.            43,249,946
    83,048  Tanger Factory Outlet Centers,
                Inc.                               2,840,242
    54,564  Taubman Centers, Inc.                  4,295,278


                        See Notes to Financial Statements                Page 35

FIRST TRUST S&P REIT INDEX FUND

DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS (a) (CONTINUED)
            RETAIL REITS (CONTINUED)
    22,575  Urstadt Biddle Properties, Inc.,
               Class A                          $    444,276
    98,734  Weingarten Realty Investors            2,643,109
                                                ------------
                                                 108,978,008
                                                ------------
            Specialized REITs -- 28.3%
    54,854  Ashford Hospitality Trust                576,516
    11,686  Chatham Lodging Trust                    179,731
    35,029  Chesapeake Lodging Trust                 731,406
   105,206  CubeSmart                              1,532,852
   172,579  DiamondRock Hospitality Co.            1,553,211
    41,425  EPR Properties                         1,910,107
    90,579  Extra Space Storage, Inc.              3,296,170
    97,766  FelCor Lodging Trust, Inc. (b)           456,567
   399,791  HCP, Inc.                             18,062,557
   229,653  Health Care REIT, Inc.                14,075,432
    77,144  Healthcare Realty Trust, Inc.          1,852,228
    47,396  Healthcare Trust of America, Inc.,
               Class A                               469,220
   152,752  Hersha Hospitality Trust                 763,760
   109,340  Hospitality Properties Trust           2,560,743
   640,942  Host Hotels & Resorts, Inc.           10,043,561
    83,362  LaSalle Hotel Properties               2,116,561
    26,970  LTC Properties, Inc.                     949,074
   119,894  Medical Properties Trust, Inc.         1,433,932
    21,412  National Health Investors, Inc.        1,210,420
    99,091  OMEGA Healthcare Investors, Inc.       2,363,320
    53,742  Pebblebrook Hotel Trust                1,241,440
   127,512  Public Storage                        18,484,140
    94,274  RLJ Lodging Trust                      1,826,087
    32,766  Sabra Health Care REIT, Inc.             711,678
   156,138  Senior Housing Properties Trust        3,691,102
    26,914  Sovran Self Storage, Inc.              1,671,359
   157,194  Strategic Hotels & Resorts,
               Inc. (b)                            1,006,042
    40,822  Summit Hotel Properties, Inc.            387,809
   120,960  Sunstone Hotel Investors, Inc. (b)     1,295,482
    11,220  Universal Health Realty Income
               Trust                                 567,844
   261,378  Ventas, Inc.                          16,916,384
                                                ------------
                                                 113,936,735
                                                ------------
            TOTAL COMMON STOCKS -- 99.7%         401,587,103
            (Cost $375,830,010)

            MONEY MARKET FUND -- 0.0%
    92,411  Morgan Stanley Institutional
               Liquidity Funds - Treasury
               Portfolio  - Institutional
               Class - 0.03% (c)                      92,411
            (Cost $92,411)                      ------------

            TOTAL INVESTMENTS -- 99.7%           401,679,514
            (Cost $375,922,421) (d)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.3%                 1,208,757
                                                ------------
            NET ASSETS -- 100.0%                $402,888,271
                                                ============

(a) The industry classification is based upon Standard & Poor's Global Industry Classification Standard ("GICS") Sub-Industry.

(b)   Non-income producing security.

(c)   Interest rate shown reflects yield as of December 31, 2012.

(d) Aggregate cost for federal income tax purposes is $380,864,034. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $31,970,402 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $11,154,922.

-----------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS               LEVEL 1          LEVEL 2          LEVEL 3
---------------------------------------------------------------------
Common Stocks*        $ 401,587,103    $          --    $          --
Money Market Fund            92,411               --               --
                      -----------------------------------------------
Total Investments     $ 401,679,514    $          --    $          --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2012.


Page 36                 See Notes to Financial Statements

FIRST TRUST ISE WATER INDEX FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS -- 99.6%
            CHEMICALS -- 4.1%
    37,213  Ashland, Inc.                       $  2,992,297
                                                ------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 2.0%
    54,545  Tetra Tech, Inc. (a)                   1,442,715
                                                ------------
            CONSTRUCTION & ENGINEERING
               -- 4.3%
    88,755  AECOM Technology Corp. (a)             2,112,369
    41,650  Northwest Pipe Co. (a)                   993,769
                                                ------------
                                                   3,106,138
                                                ------------
            ELECTRICAL EQUIPMENT -- 9.9%
    54,471  Emerson Electric Co.                   2,884,784
    23,877  Franklin Electric Co., Inc.            1,484,433
    25,626  Roper Industries, Inc.                 2,856,787
                                                ------------
                                                   7,226,004
                                                ------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 4.9%
    30,895  Badger Meter, Inc.                     1,464,732
    47,530  Itron, Inc. (a)                        2,117,461
                                                ------------
                                                   3,582,193
                                                ------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 3.3%
    25,779  IDEXX Laboratories, Inc. (a)           2,392,291
                                                ------------
            INDUSTRIAL CONGLOMERATES -- 4.0%
    51,703  Danaher Corp.                          2,890,198
                                                ------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 4.0%
    70,737  Agilent Technologies, Inc.             2,895,973
                                                ------------
            MACHINERY -- 40.5%
    47,940  Crane Co.                              2,218,663
   271,086  Energy Recovery, Inc. (a)                921,692
   260,620  Flow International Corp. (a)             912,170
    19,829  Flowserve Corp.                        2,910,897
    50,937  Gorman-Rupp (The) Co.                  1,519,451
    54,811  IDEX Corp.                             2,550,356
    93,837  ITT Corp.                              2,201,416
    18,693  Lindsay Corp.                          1,497,683
    29,679  Mueller Industries, Inc.               1,484,840
   254,871  Mueller Water Products, Inc.,
               Class A                             1,429,826
    46,794  Pall Corp.                             2,819,807
    58,775  Pentair Ltd.                           2,888,791
   100,962  Rexnord Corp. (a)                      2,150,491
    18,194  Valmont Industries, Inc.               2,484,391
    34,243  Watts Water Technologies, Inc.,
               Class A                             1,472,107
                                                ------------
                                                  29,462,581
                                                ------------
            MULTI-UTILITIES -- 3.6%
   213,551  Veolia Environment, ADR                2,613,864
                                                ------------
            WATER UTILITIES -- 19.0%
    30,097  American States Water Co.              1,444,054
    75,270  American Water Works Co., Inc.         2,794,775



SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            WATER UTILITIES (CONTINUED)
   100,346  Aqua America, Inc.                  $  2,550,795
   116,367  Cadiz, Inc. (a)                          921,627
    78,476  California Water Service Group         1,440,035
    34,677  Cia de Saneamento Basico do Estado
                de Sao Paulo, ADR                  2,897,957
   116,521  Consolidated Water Co., Ltd.             862,255
    36,206  SJW Corp.                                963,080
                                                ------------
                                                  13,874,578
                                                ------------
            TOTAL COMMON STOCKS -- 99.6%          72,478,832
            (Cost $62,632,890)

            MONEY MARKET FUND -- 0.0%
    30,942  Morgan Stanley Institutional
               Liquidity Funds - Treasury
               Portfolio - Institutional
               Class - 0.03% (b)                      30,942
            (Cost $30,942)                      ------------

            TOTAL INVESTMENTS -- 99.6%            72,509,774
            (Cost $62,663,832) (c)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.4%                   259,613
                                                ------------
            NET ASSETS -- 100.0%                $ 72,769,387
                                                ============

(a)   Non-income producing security.

(b)   Interest rate shown reflects yield as of December 31, 2012.

(c) Aggregate cost for federal income tax purposes is $64,637,789. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $9,801,589 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,929,604.

ADR   - American Depositary Receipt

-----------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS               LEVEL 1          LEVEL 2          LEVEL 3
---------------------------------------------------------------------
Common Stocks*        $  72,478,832    $          --    $          --
Money Market Fund            30,942               --               --
                      -----------------------------------------------
Total Investments     $  72,509,774    $          --    $          --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2012.

                        See Notes to Financial Statements                Page 37

FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS -- 100.0%
            GAS UTILITIES -- 3.6%
   700,383  Questar Corp.                       $ 13,839,568
                                                ------------
            OIL, GAS & CONSUMABLE FUELS
               -- 96.4%
   183,664  Anadarko Petroleum Corp.              13,648,072
   177,871  Apache Corp.                          13,962,873
   736,927  Bill Barrett Corp. (a)                13,109,931
   292,789  Cabot Oil & Gas Corp.                 14,563,325
   419,974  Cenovus Energy, Inc.                  14,085,928
   827,265  Chesapeake Energy Corp.               13,749,144
   891,893  Comstock Resources, Inc. (a)          13,494,341
   263,858  Devon Energy Corp.                    13,731,170
   679,878  EnCana Corp. (b)                      13,434,389
   115,130  EOG Resources, Inc.                   13,906,553
   241,743  EQT Corp.                             14,258,002
 1,831,483  EXCO Resources, Inc. (b)              12,399,140
 2,127,252  Forest Oil Corp. (a)                  14,231,316
 1,695,483  Goodrich Petroleum Corp. (a) (b)      15,801,901
 3,805,413  Magnum Hunter Resources
               Corp. (a) (b)                      15,183,598
   531,814  Newfield Exploration Co. (a)          14,241,979
   136,966  Noble Energy, Inc.                    13,934,921
 3,092,438  Penn Virginia Corp.                   13,637,652
   461,728  QEP Resources, Inc.                   13,976,506
 4,228,238  Quicksilver Resources,
               Inc. (a) (b)                       12,092,761
   220,531  Range Resources Corp.                 13,855,963
 2,044,699  SandRidge Energy, Inc. (a) (b)        12,983,839
   288,046  (SM) Energy Co.                       15,038,882
   416,020  Southwestern Energy Co. (a)           13,899,228
   557,343  Statoil ASA, ADR                      13,955,869
 1,228,655  Talisman Energy, Inc.                 13,920,661
   709,452  Ultra Petroleum Corp. (a) (b)         12,862,365
                                                ------------
                                                 373,960,309
                                                ------------
            TOTAL COMMON STOCKS -- 100.0%        387,799,877
            (Cost $487,661,887)                 ------------

            COLLATERAL FOR SECURITIES ON LOAN
               -- 11.8%
            MONEY MARKET FUND -- 2.3%
 9,186,253  Goldman Sachs Financial Square
               Treasury Instruments Fund -
               Institutional Class - 0.001% (c)    9,186,253
            (Cost $9,186,253)                   ------------

 PRINCIPAL
   VALUE
-----------
            REPURCHASE AGREEMENT -- 9.5%
$36,849,814 JPMorgan Chase & Co., 0.08% (c),
               dated 12/31/12, due 01/02/13,
               with a maturity value of
               $36,849,896. Collateralized by
               U.S. Treasury Note, interest
               rate of 0.75%, due 10/31/17.
               The value of the collateral
               including accrued interest is
               $37,581,545.                       36,849,814
            (Cost $36,849,814)                  ------------


            DESCRIPTION                                VALUE
------------------------------------------------------------
            TOTAL COLLATERAL FOR SECURITIES
               ON LOAN -- 11.8%                 $ 46,036,067
            (Cost $46,036,067)                  ------------

            TOTAL INVESTMENTS -- 111.8%          433,835,944
            (Cost $533,697,954) (d)
            NET OTHER ASSETS AND
               LIABILITIES -- (11.8)%            (45,936,642)
                                                ------------
            NET ASSETS -- 100.0%                $387,899,302
                                                ============


(a)   Non-income producing security.

(b) All or a portion of this security is on loan. (See Note 2C - Securities Lending in the Notes to Financial Statements). The aggregate market value of such securities is $45,608,366 and the total market value of the collateral held by the Fund is $46,036,067.

(c)   Interest rate shown reflects yield as of December 31, 2012.

(d) Aggregate cost for federal income tax purposes is $543,760,568. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $11,425,214 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $121,349,838.

ADR   - American Depositary Receipt


-----------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS               LEVEL 1          LEVEL 2          LEVEL 3
---------------------------------------------------------------------
Common Stocks*        $ 387,799,877    $          --    $          --
Money Market Fund         9,186,253               --               --
Repurchase
   Agreement                     --       36,849,814               --
                      -----------------------------------------------
Total Investments     $ 396,986,130    $  36,849,814     $         --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2012.


Page 38                 See Notes to Financial Statements

FIRST TRUST ISE CHINDIA INDEX FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS -- 100.0%
            AUTOMOBILES -- 4.2%
    97,059  Tata Motors Ltd., ADR               $  2,787,535
                                                ------------
            COMMERCIAL BANKS -- 13.5%
   109,015  HDFC Bank Ltd., ADR                    4,439,091
   103,153  ICICI Bank Ltd., ADR                   4,498,502
                                                ------------
                                                   8,937,593
                                                ------------
            DIVERSIFIED CONSUMER SERVICES
               -- 0.7%
    24,819  New Oriental Education &
               Technology Group, Inc., ADR           482,233
                                                ------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 1.5%
     8,811  China Telecom Corp., Ltd., ADR           500,905
    30,844  China Unicom (Hong Kong) Ltd.,
               ADR (a)                               502,449
                                                ------------
                                                   1,003,354
                                                ------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 1.5%
    46,707  Hollysys Automation Technologies
               Ltd. (b)                              554,412
    33,845  Nam Tai Electronics, Inc. (a)            467,738
                                                ------------
                                                   1,022,150
                                                ------------
            FOOD PRODUCTS -- 0.8%
    39,202  Zhongpin, Inc. (b)                       503,354
                                                ------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 0.7%
    14,319  Mindray Medical International
               Ltd., ADR                             468,231
                                                ------------
            HOTELS, RESTAURANTS & LEISURE
               -- 7.0%
    41,916  7 Days Group Holdings Ltd.
               ADR (b)                               505,507
    29,384  China Lodging Group Ltd., ADR (b)        500,997
    23,155  Ctrip.com International Ltd.,
               ADR (a) (b)                           527,702
    18,017  Home Inns & Hotels Management,
               Inc., ADR (b)                         520,691
   153,059  Melco Crown Entertainment Ltd.,
               ADR (a) (b)                         2,577,514
                                                ------------
                                                   4,632,411
                                                ------------
            INDEPENDENT POWER PRODUCERS &
               ENERGY TRADERS -- 0.8%
    13,555  Huaneng Power International, Inc.,
               ADR                                   503,568
                                                ------------
            INSURANCE -- 0.8%
    10,608  China Life Insurance Co.,
               Ltd., ADR                             527,112
                                                ------------
            INTERNET & CATALOG RETAIL -- 0.7%
   109,225  E-Commerce China Dangdang,
               Inc., ADR (a) (b)                     453,284
                                                ------------


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            INTERNET SOFTWARE & SERVICES
               -- 17.7%
    57,225  21Vianet Group, Inc., ADR (b)       $    549,932
    46,110  Baidu, Inc., ADR (b)                   4,624,372
    33,109  NetEase, Inc., ADR (b)                 1,408,788
    51,142  Qihoo 360 Technology Co. Ltd.,
               ADR (b)                             1,518,406
   151,833  Renren, Inc., ADR (a) (b)                523,824
    28,314  SINA Corp. (b)                         1,421,929
    11,610  Sohu.com, Inc. (b)                       549,617
    21,267  SouFun Holdings Ltd., ADR                531,675
    30,556  Youku Tudou, Inc., ADR (a) (b)           557,342
                                                ------------
                                                  11,685,885
                                                ------------
            IT SERVICES -- 10.8%
   107,707  Infosys Ltd., ADR (a)                  4,556,006
   294,859  Wipro Ltd., ADR (a)                    2,582,965
                                                ------------
                                                   7,138,971
                                                ------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 0.8%
    31,437  WuXi PharmaTech Cayman, Inc.,
               ADR (b)                               495,133
                                                ------------
            MARINE -- 0.7%
    29,209  Seaspan Corp. (a)                        468,220
                                                ------------
            MEDIA -- 0.8%
    20,745  Focus Media Holding Ltd., ADR            532,732
                                                ------------
            METALS & MINING -- 4.8%
    42,278  Aluminum Corp. of China Ltd.,
               ADR (a) (b)                           503,531
   311,698  Sterlite Industries (India)
               Ltd., ADR                           2,683,720
                                                ------------
                                                   3,187,251
                                                ------------
            OIL, GAS & CONSUMABLE FUELS
               -- 9.5%
     4,368  China Petroleum & Chemical
               Corp., ADR                            501,971
    11,832  CNOOC Ltd., ADR                        2,603,040
    18,335  PetroChina Co., Ltd., ADR              2,636,206
    30,594  Yanzhou Coal Mining Co.,
               Ltd., ADR                             522,545
                                                ------------
                                                   6,263,762
                                                ------------
            PHARMACEUTICALS -- 1.9%
    38,174  Dr. Reddy's Laboratories Ltd., ADR     1,270,812
                                                ------------
            PROFESSIONAL SERVICES -- 0.7%
    10,448  51job, Inc., ADR (b)                     488,444
                                                ------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 0.8%
    29,977  Spreadtrum Communications, Inc.,
               ADR (a)                               527,595
                                                ------------
            SOFTWARE -- 5.3%
    46,885  AsiaInfo-Linkage, Inc. (b)               508,702
    44,342  AutoNavi Holdings Ltd. ADR (b)           503,282
    18,499  Changyou.com Ltd., ADR                   485,784


                        See Notes to Financial Statements                Page 39

FIRST TRUST ISE CHINDIA INDEX FUND

DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            SOFTWARE (CONTINUED)
    94,493  Giant Interactive Group, Inc.,
               ADR (a)                          $    511,207
    82,010  NQ Mobile, Inc. ADR (a) (b)              495,340
    45,919  Perfect World Co., Ltd., ADR             488,119
   161,855  Shanda Games Ltd., ADR                   492,039
                                                ------------
                                                   3,484,473
                                                ------------
            TEXTILES, APPAREL & LUXURY GOODS
               -- 7.0%
    90,001  Michael Kors Holdings Ltd. (b)         4,592,751
                                                ------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 7.0%
    78,497  China Mobile Ltd., ADR                 4,609,344
                                                ------------
            TOTAL COMMON STOCKS -- 100.0%         66,066,198
            (Cost $65,361,819)                  ------------

            COLLATERAL FOR SECURITIES ON LOAN
               -- 16.2%
            MONEY MARKET FUND -- 3.1%
 2,013,410  Goldman Sachs Financial Square
               Treasury Instruments Fund -
               Institutional Class - 0.001% (c)    2,013,410
            (Cost $2,013,410)                   ------------

PRINCIPAL
  VALUE
----------
            REPURCHASE AGREEMENT -- 13.1%
$8,685,251  JPMorgan Chase & Co., 0.08% (c),
               dated 12/31/12, due 01/02/13,
               with a maturity value of
               $8,685,271. Collateralized by
               U.S. Treasury Note, interest
               rate of 0.75%, due 10/31/17.
               The value of the collateral
               including accrued interest is
               $8,857,715.                         8,685,251
            (Cost $8,685,251)                   ------------

            TOTAL COLLATERAL FOR SECURITIES
               ON LOAN -- 16.2%                   10,698,661
            (Cost $10,698,661)                  ------------

            TOTAL INVESTMENTS -- 116.2%           76,764,859
            (Cost $76,060,480) (d)
            NET OTHER ASSETS AND
               LIABILITIES -- (16.2)%            (10,698,513)
                                                ------------
            NET ASSETS -- 100.0%                $ 66,066,346
                                                ============

(a) All or a portion of this security is on loan. (See Note 2C - Securities Lending in the Notes to Financial Statements). The aggregate market value of such securities is $10,576,397 and the total market value of the collateral held by the Fund is $10,698,661.

(b)   Non-income producing security.

(c)   Interest rate shown reflects yield as of December 31, 2012.

(d) Aggregate cost for federal income tax purposes is $77,312,026. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $8,699,943 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $9,247,110.

ADR   - American Depositary Receipt


-----------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS               LEVEL 1          LEVEL 2          LEVEL 3
---------------------------------------------------------------------
Common Stocks*        $  66,066,198    $          --    $          --
Money Market Fund         2,013,410               --               --
Repurchase
   Agreement                     --        8,685,251               --
                      -----------------------------------------------
Total Investments     $  68,079,608   $    8,685,251    $          --
                      ===============================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2012.

COUNTRY ALLOCATIONS AS A PERCENTAGE OF NET ASSETS**:
---------------------------------------------------------------------
     China                              45.4%
     India                              34.5
     Hong Kong                          20.1
     Net Other Assets and Liabilities    0.0
                                       ------
                                       100.0%
                                       ======

*   See Portfolio of Investments for industry breakout.

** Portfolio securities are categorized based on their country of incorporation.


Page 40                 See Notes to Financial Statements

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012

SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS -- 100.0%
            COMMERCIAL BANKS -- 84.9%
     2,191  1st Source Corp.                    $     48,399
     2,149  Ameris Bancorp (a)                        26,841
     1,083  Arrow Financial Corp.                     27,021
    15,489  Associated Banc-Corp.                    203,216
     1,374  BancFirst Corp.                           58,203
     2,989  Bancorp (The), Inc. (a)                   32,789
     3,130  Bank of the Ozarks, Inc.                 104,761
     1,755  Banner Corp.                              53,931
     7,042  BBCN Bancorp, Inc.                        81,476
     6,155  BOK Financial Corp.                      335,201
     7,123  Boston Private Financial Holdings,
               Inc.                                   64,178
     1,209  Bryn Mawr Bank Corp.                      26,924
       688  Camden National Corp.                     23,371
     2,643  Cardinal Financial Corp.                  43,002
     7,106  Cathay General Bancorp                   138,567
     2,481  Chemical Financial Corp.                  58,949
     1,338  City Holding Co.                          46,629
     3,585  CoBiz Financial, Inc.                     26,780
     3,581  Columbia Banking System, Inc.             64,243
     8,271  Commerce Bancshares, Inc.                289,981
     1,409  Community Trust Bancorp, Inc.             46,187
     9,458  CVB Financial Corp.                       98,363
     2,066  Eagle Bancorp, Inc. (a)                   41,258
    12,661  East West Bancorp, Inc.                  272,085
     7,818  First Busey Corp.                         36,354
       778  First Citizens BancShares, Inc.,
               Class A                               127,203
     1,812  First Community Bancshares, Inc.          28,938
     1,623  First Connecticut Bancorp, Inc.           22,316
     5,279  First Financial Bancorp                   77,179
     2,841  First Financial Bankshares, Inc.         110,827
     1,194  First Financial Corp.                     36,107
     1,536  First Interstate BancSystem, Inc.         23,700
     2,587  First Merchants Corp.                     38,391
     6,753  First Midwest Bancorp, Inc.               84,548
     9,894  FirstMerit Corp.                         140,396
    17,965  Fulton Financial Corp.                   172,644
     1,140  German American Bancorp, Inc.             24,761
     6,491  Glacier Bancorp, Inc.                     95,483
     1,226  Great Southern Bancorp, Inc.              31,202
     7,650  Hancock Holding Co.                      242,811
     2,841  Hanmi Financial Corp. (a)                 38,609
     1,490  Heartland Financial USA, Inc.             38,963
     2,526  Home BancShares, Inc.                     83,408
     2,658  IBERIABANK Corp.                         130,561
     1,956  Independent Bank Corp.                    56,626
     6,065  International Bancshares Corp.           109,473
    10,097  Investors Bancorp, Inc.                  179,525
     1,475  Lakeland Financial Corp.                  38,114
     4,943  MB Financial, Inc.                        97,624
    13,494  National Penn Bancshares, Inc.           125,764
     3,045  NBT Bancorp, Inc.                         61,722
     1,032  OmniAmerican Bancorp, Inc. (a)            23,870
     3,221  PacWest Bancorp                           79,816
     4,022  Park Sterling Corp. (a)                   21,035
       965  Peoples Bancorp, Inc.                     19,715


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMERCIAL BANKS (CONTINUED)
     3,130  Pinnacle Financial Partners,
               Inc. (a)                         $     58,969
     6,646  PrivateBancorp, Inc.                     101,817
     2,267  Renasant Corp.                            43,390
     1,685  Republic Bancorp, Inc., Class A           35,604
     2,683  S&T Bancorp, Inc.                         48,482
     1,254  S.Y. Bancorp, Inc.                        28,115
     2,247  Sandy Spring Bancorp, Inc.                43,637
     1,365  SCBT Financial Corp.                      54,846
     4,235  Signature Bank (a)                       302,125
     1,502  Simmons First National Corp.,
               Class A                                38,091
     1,568  Southside Bancshares, Inc.                33,022
     1,755  Southwest Bancorp, Inc. (a)               19,656
     2,879  State Bank Financial Corp.                45,718
     2,085  StellarOne Corp.                          29,482
     5,608  Sterling Financial Corp.                 117,095
    16,824  Susquehanna Bancshares, Inc.             176,316
     4,017  SVB Financial Group (a)                  224,831
     2,597  Taylor Capital Group, Inc. (a)            46,876
     3,662  Texas Capital Bancshares, Inc. (a)       164,131
     2,831  TowneBank                                 43,852
     1,443  TriCo Bancshares                          24,170
     5,845  Trustmark Corp.                          131,279
     3,663  UMB Financial Corp.                      160,586
    10,099  Umpqua Holdings Corp.                    119,067
     2,343  Union First Market Bankshares
                Corp.                                 36,949
     4,536  United Bankshares, Inc.                  110,316
     3,826  United Community Banks, Inc. (a)          36,041
     1,477  Washington Trust Bancorp, Inc.            38,860
     2,406  WesBanco, Inc.                            53,461
     2,471  Westamerica Bancorporation               105,240
     6,433  Wilshire Bancorp, Inc. (a)                37,762
     3,288  Wintrust Financial Corp.                 120,670
    16,619  Zions Bancorporation                     355,647
                                                ------------
                                                   7,596,143
                                                ------------
            IT SERVICES -- 0.5%
     1,032  Cass Information Systems, Inc.            43,550
                                                ------------
            THRIFTS & MORTGAGE FINANCE
               -- 14.6%
     7,155  Beneficial Mutual Bancorp,
               Inc. (a)                               67,972
     1,156  Bofi Holding, Inc. (a)                    32,218
     6,323  Brookline Bancorp, Inc.                   53,746
    13,797  Capitol Federal Financial, Inc.          161,287
     3,213  Dime Community Bancshares, Inc.           44,629
     1,491  First Financial Holdings, Inc.            19,502
     2,788  Flushing Financial Corp.                  42,768
     1,204  Franklin Financial Corp.                  19,962
     1,293  HomeStreet, Inc. (a)                      33,036
     8,810  Northwest Bancshares, Inc.               106,953
     4,084  Oritani Financial Corp.                   62,567
     2,574  Rockville Financial, Inc.                 33,205
       984  Territorial Bancorp, Inc.                 22,484
    27,882  TFS Financial Corp. (a)                  268,225
     8,476  TrustCo Bank Corp.                        44,753
     1,396  United Financial Bancorp, Inc.            21,945
     3,571  ViewPoint Financial Group, Inc.           74,777


                        See Notes to Financial Statements                Page 41

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND

DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            Thrifts & Mortgage Finance
               (Continued)
     9,585  Washington Federal, Inc.            $    161,699
       788  WSFS Financial Corp.                      33,293
                                                ------------
                                                   1,305,021
                                                ------------
            TOTAL INVESTMENTS -- 100.0%            8,944,714
            (Cost $8,936,951) (b)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                       355
                                                ------------
            NET ASSETS -- 100.0%                $  8,945,069
                                                ============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $9,072,104. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $330,752 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $458,142.

-----------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS               LEVEL 1          LEVEL 2          LEVEL 3
---------------------------------------------------------------------
Common Stocks*        $   8,944,714    $          --    $          --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2012.


Page 42                 See Notes to Financial Statements

FIRST TRUST CBOE S&P 500 VIX TAIL HEDGE FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012

SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS -- 98.2%
            AEROSPACE & DEFENSE -- 2.3%
       153  Boeing (The) Co.                    $     11,530
        75  General Dynamics Corp.                     5,195
       177  Honeywell International, Inc.             11,234
        21  L-3 Communications Holdings, Inc.          1,609
        61  Lockheed Martin Corp.                      5,630
        55  Northrop Grumman Corp.                     3,717
        33  Precision Castparts Corp.                  6,251
        74  Raytheon Co.                               4,259
        32  Rockwell Collins, Inc.                     1,861
        64  Textron, Inc.                              1,587
       190  United Technologies Corp.                 15,582
                                                ------------
                                                      68,455
                                                ------------
            AIR FREIGHT & LOGISTICS -- 0.8%
        36  C.H. Robinson Worldwide, Inc.              2,276
        47  Expeditors International of
               Washington, Inc.                        1,859
        66  FedEx Corp.                                6,054
       162  United Parcel Service, Inc.,
               Class B                                11,944
                                                ------------
                                                      22,133
                                                ------------
            AIRLINES -- 0.1%
       167  Southwest Airlines Co.                     1,710
                                                ------------
            AUTO COMPONENTS -- 0.3%
        26  BorgWarner, Inc. (a)                       1,862
        69  Delphi Automotive PLC (a)                  2,639
        55  Goodyear Tire & Rubber
               (The) Co. (a)                             760
       154  Johnson Controls, Inc.                     4,728
                                                ------------
                                                       9,989
                                                ------------
            AUTOMOBILES -- 0.5%
       861  Ford Motor Co.                            11,150
        51  Harley-Davidson, Inc.                      2,491
                                                ------------
                                                      13,641
                                                ------------
            BEVERAGES -- 2.3%
        36  Beam, Inc.                                 2,199
        34  Brown-Forman Corp., Class B                2,150
       871  Coca-Cola (The) Co.                       31,574
        61  Coca-Cola Enterprises, Inc.                1,936
        34  Constellation Brands, Inc.,
               Class A (a)                             1,203
        47  Dr. Pepper Snapple Group, Inc.             2,076
        35  Molson Coors Brewing Co., Class B          1,498
        34  Monster Beverage Corp. (a)                 1,798
       349  PepsiCo, Inc.                             23,882
                                                ------------
                                                      68,316
                                                ------------
            BIOTECHNOLOGY -- 1.6%
        44  Alexion Pharmaceuticals, Inc. (a)          4,128
       173  Amgen, Inc.                               14,933
        53  Biogen Idec, Inc. (a)                      7,774
        95  Celgene Corp. (a)                          7,478
       171  Gilead Sciences, Inc. (a)                 12,560
                                                ------------
                                                      46,873
                                                ------------


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------

            BUILDING PRODUCTS -- 0.0%
        81  Masco Corp.                         $      1,349
                                                ------------
            CAPITAL MARKETS -- 1.9%
        46  Ameriprise Financial, Inc.                 2,881
       264  Bank of New York Mellon
               (The) Corp.                             6,785
        28  BlackRock, Inc.                            5,788
       248  Charles Schwab (The) Corp.                 3,561
        58  E*TRADE Financial Corp. (a)                  519
        21  Federated Investors, Inc., Class B           425
        31  Franklin Resources, Inc.                   3,897
       100  Goldman Sachs Group (The), Inc.           12,756
       100  Invesco Ltd.                               2,609
        26  Legg Mason, Inc.                             669
       312  Morgan Stanley                             5,965
        49  Northern Trust Corp.                       2,458
       105  State Street Corp.                         4,936
        58  T. Rowe Price Group, Inc.                  3,777
                                                ------------
                                                      57,026
                                                ------------
            CHEMICALS -- 2.5%
        48  Air Products and Chemicals, Inc.           4,033
        16  Airgas, Inc.                               1,460
        14  CF Industries Holdings, Inc.               2,844
       271  Dow Chemical (The) Co.                     8,759
       211  E.I. du Pont de Nemours & Co.              9,489
        35  Eastman Chemical Co.                       2,382
        60  Ecolab, Inc.                               4,314
        31  FMC Corp.                                  1,814
        18  International Flavors &
               Fragrances, Inc.                        1,198
        86  LyondellBasell Industries N.V.,
               Class A                                 4,910
       121  Monsanto Co.                              11,453
        62  Mosaic (The) Co.                           3,511
        35  PPG Industries, Inc.                       4,737
        67  Praxair, Inc.                              7,333
        19  Sherwin-Williams (The) Co.                 2,922
        27  Sigma-Aldrich Corp.                        1,987
                                                ------------
                                                      73,146
                                                ------------
            COMMERCIAL BANKS -- 2.7%
       158  BB&T Corp.                                 4,599
        43  Comerica, Inc.                             1,305
       203  Fifth Third Bancorp                        3,083
        56  First Horizon National Corp.                 555
       193  Huntington Bancshares, Inc.                1,233
       211  KeyCorp                                    1,777
        27  M&T Bank Corp.                             2,659
       119  PNC Financial Services Group, Inc.         6,939
       319  Regions Financial Corp.                    2,271
       122  SunTrust Banks, Inc.                       3,459
       424  U.S. Bancorp                              13,542
     1,105  Wells Fargo & Co.                         37,769
        42  Zions Bancorporation                         899
                                                ------------
                                                      80,090
                                                ------------


                        See Notes to Financial Statements                Page 43

FIRST TRUST CBOE S&P 500 VIX TAIL HEDGE FUND

DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            COMMERCIAL SERVICES & SUPPLIES
               -- 0.6%
        52  ADT (The) Corp.                     $      2,418
        22  Avery Dennison Corp.                         768
        24  Cintas Corp.                                 982
        38  Iron Mountain, Inc.                        1,180
        45  Pitney Bowes, Inc.                           479
        68  Republic Services, Inc.                    1,994
        19  Stericycle, Inc. (a)                       1,772
       105  Tyco International Ltd.                    3,071
        98  Waste Management, Inc.                     3,307
                                                ------------
                                                      15,971
                                                ------------
            COMMUNICATIONS EQUIPMENT
               -- 1.9%
     1,199  Cisco Systems, Inc.                       23,560
        18  F5 Networks, Inc. (a)                      1,749
        26  Harris Corp.                               1,273
        53  JDS Uniphase Corp. (a)                       717
       116  Juniper Networks, Inc. (a)                 2,282
        63  Motorola Solutions, Inc.                   3,508
       385  QUALCOMM, Inc.                            23,878
                                                ------------
                                                      56,967
                                                ------------
            COMPUTERS & PERIPHERALS -- 4.9%
       212  Apple, Inc.                              113,002
       329  Dell, Inc.                                 3,333
       476  EMC Corp. (a)                             12,043
       444  Hewlett-Packard Co.                        6,327
        81  NetApp, Inc. (a)                           2,718
        55  SanDisk Corp. (a)                          2,396
        76  Seagate Technology PLC                     2,316
        49  Western Digital Corp.                      2,082
                                                ------------
                                                     144,217
                                                ------------
            CONSTRUCTION & ENGINEERING
              -- 0.2%
        38  Fluor Corp.                                2,232
        29  Jacobs Engineering Group, Inc. (a)         1,235
        48  Quanta Services, Inc. (a)                  1,310
                                                ------------
                                                       4,777
                                                ------------
            CONSTRUCTION MATERIALS -- 0.1%
        29  Vulcan Materials Co.                       1,509
                                                ------------
            CONSUMER FINANCE -- 0.9%
       220  American Express Co.                      12,646
       131  Capital One Financial Corp.                7,589
       114  Discover Financial Services                4,395
       104  SLM Corp.                                  1,781
                                                ------------
                                                      26,411
                                                ------------
            CONTAINERS & PACKAGING -- 0.1%
        35  Ball Corp.                                 1,566
        23  Bemis Co., Inc.                              770
        37  Owens-Illinois, Inc. (a)                     787
        44  Sealed Air Corp.                             770
                                                ------------
                                                       3,893
                                                ------------

SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------

            DISTRIBUTORS -- 0.1%
        35  Genuine Parts Co.                   $      2,225
                                                ------------
            DIVERSIFIED CONSUMER SERVICES
               -- 0.1%
        23  Apollo Group, Inc., Class A (a)              481
        61  H&R Block, Inc.                            1,133
                                                ------------

                                                       1,614
                                                ------------
            DIVERSIFIED FINANCIAL SERVICES
               -- 3.5%
     2,433  Bank of America Corp.                     28,223
       662  Citigroup, Inc.                           26,189
        69  CME Group, Inc.                            3,499
        16  IntercontinentalExchange, Inc. (a)         1,981
       858  JPMorgan Chase & Co.                      37,726
        45  Leucadia National Corp.                    1,070
        44  Moody's Corp.                              2,214
        26  NASDAQ OMX Group (The), Inc.                 650
        55  NYSE Euronext                              1,735
                                                ------------
                                                     103,287
                                                ------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 2.7%
     1,282  AT&T, Inc.                                43,216
       141  CenturyLink, Inc.                          5,516
       225  Frontier Communications Corp.                963
       644  Verizon Communications, Inc.              27,866
       133  Windstream Corp.                           1,101
                                                ------------
                                                      78,662
                                                ------------
            ELECTRIC UTILITIES -- 2.0%
       110  American Electric Power Co., Inc.          4,695
       159  Duke Energy Corp.                         10,144
        74  Edison International                       3,344
        40  Entergy Corp.                              2,550
       193  Exelon Corp.                               5,740
        94  FirstEnergy Corp.                          3,925
        96  NextEra Energy, Inc.                       6,642
        71  Northeast Utilities                        2,775
        52  Pepco Holdings, Inc.                       1,020
        25  Pinnacle West Capital Corp.                1,274
       131  PPL Corp.                                  3,751
       197  Southern (The) Co.                         8,434
       110  Xcel Energy, Inc.                          2,938
                                                ------------
                                                      57,232
                                                ------------
            ELECTRICAL EQUIPMENT -- 0.7%
       104  Eaton Corp. PLC                            5,637
       163  Emerson Electric Co.                       8,632
        31  Rockwell Automation, Inc.                  2,604
        22  Roper Industries, Inc.                     2,453
                                                ------------
                                                      19,326
                                                ------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 0.4%
        36  Amphenol Corp., Class A                    2,329
       334  Corning, Inc.                              4,215
        34  FLIR Systems, Inc.                           759
        42  Jabil Circuit, Inc.                          810


Page 44                 See Notes to Financial Statements

FIRST TRUST CBOE S&P 500 VIX TAIL HEDGE FUND

DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS (CONTINUED)
        31  Molex, Inc.                         $        847
        95  TE Connectivity Ltd.                       3,527
                                                ------------
                                                      12,487
                                                ------------
            ENERGY EQUIPMENT & SERVICES
               -- 1.8%
        99  Baker Hughes, Inc.                         4,043
        56  Cameron International Corp. (a)            3,162
        16  Diamond Offshore Drilling, Inc.            1,087
        52  Ensco PLC, Class A                         3,082
        54  FMC Technologies, Inc. (a)                 2,313
       209  Halliburton Co.                            7,250
        24  Helmerich & Payne, Inc.                    1,344
        66  Nabors Industries Ltd. (a)                   954
        96  National Oilwell Varco, Inc.               6,562
        57  Noble Corp.                                1,985
        28  Rowan Cos. PLC, Class A (a)                  876
       300  Schlumberger Ltd.                         20,787
                                                ------------
                                                      53,445
                                                ------------
            FOOD & STAPLES RETAILING -- 2.3%
        98  Costco Wholesale Corp.                     9,680
       281  CVS Caremark Corp.                        13,586
       116  Kroger (The) Co.                           3,018
        54  Safeway, Inc.                                977
       133  Sysco Corp.                                4,211
       194  Walgreen Co.                               7,180
       378  Wal-Mart Stores, Inc.                     25,791
        39  Whole Foods Market, Inc.                   3,562
                                                ------------
                                                      68,005
                                                ------------
            FOOD PRODUCTS -- 1.7%
       149  Archer-Daniels-Midland Co.                 4,081
        40  Campbell Soup Co.                          1,396
        92  ConAgra Foods, Inc.                        2,714
        42  Dean Foods Co. (a)                           693
       146  General Mills, Inc.                        5,900
        72  H. J. Heinz Co.                            4,153
        34  Hershey (The) Co.                          2,455
        30  Hormel Foods Corp.                           936
        24  J.M. Smucker (The) Co.                     2,070
        56  Kellogg Co.                                3,128
       134  Kraft Foods Group, Inc.                    6,093
        30  McCormick & Co., Inc.                      1,906
        46  Mead Johnson Nutrition Co.                 3,031
       401  Mondelez International, Inc.,
               Class A                                10,213
        65  Tyson Foods, Inc., Class A                 1,261
                                                ------------
                                                      50,030
                                                ------------
            GAS UTILITIES -- 0.1%
        27  AGL Resources, Inc.                        1,079
        46  ONEOK, Inc.                                1,967
                                                ------------
                                                       3,046
                                                ------------


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------

            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 2.5%
       357  Abbott Laboratories                 $     23,383
       124  Baxter International, Inc.                 8,266
        44  Becton, Dickinson & Co.                    3,440
       310  Boston Scientific Corp. (a)                1,776
        17  C. R. Bard, Inc.                           1,662
        50  CareFusion Corp. (a)                       1,429
       107  Covidien PLC                               6,178
        32  DENTSPLY International, Inc.               1,268
        26  Edwards Lifesciences Corp. (a)             2,344
         9  Intuitive Surgical, Inc. (a)               4,413
       228  Medtronic, Inc.                            9,353
        70  St. Jude Medical, Inc.                     2,530
        65  Stryker Corp.                              3,563
        25  Varian Medical Systems, Inc. (a)           1,756
        39  Zimmer Holdings, Inc.                      2,600
                                                ------------
                                                      73,961
                                                ------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 1.9%
        76  Aetna, Inc.                                3,519
        53  AmerisourceBergen Corp.                    2,289
        77  Cardinal Health, Inc.                      3,171
        65  Cigna Corp.                                3,475
        30  Coventry Health Care, Inc.                 1,345
        19  DaVita HealthCare Partners,
               Inc. (a)                                2,100
       184  Express Scripts Holding Co. (a)            9,936
        36  Humana, Inc.                               2,471
        21  Laboratory Corp. of America
               Holdings (a)                            1,819
        53  McKesson Corp.                             5,139
        19  Patterson Cos., Inc.                         650
        36  Quest Diagnostics, Inc.                    2,098
        24  Tenet Healthcare Corp. (a)                   779
       231  UnitedHealth Group, Inc.                  12,529
        69  WellPoint, Inc.                            4,203
                                                ------------
                                                      55,523
                                                ------------
            HEALTH CARE TECHNOLOGY -- 0.1%
        33  Cerner Corp. (a)                           2,562
                                                ------------
            HOTELS, RESTAURANTS & LEISURE
               -- 1.8%
       101  Carnival Corp.                             3,714
         7  Chipotle Mexican Grill, Inc. (a)           2,082
        29  Darden Restaurants, Inc.                   1,307
        60  International Game Technology                850
        56  Marriott International, Inc.,
               Class A                                 2,087
       227  McDonald's Corp.                          20,023
       168  Starbucks Corp.                            9,008
        44  Starwood Hotels & Resorts
               Worldwide, Inc.                         2,524
        32  Wyndham Worldwide Corp.                    1,703
        18  Wynn Resorts Ltd.                          2,025
       102  Yum! Brands, Inc.                          6,773
                                                ------------
                                                      52,096
                                                ------------


                        See Notes to Financial Statements                Page 45

FIRST TRUST CBOE S&P 500 VIX TAIL HEDGE FUND

DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            HOUSEHOLD DURABLES -- 0.3%
        63  D.R. Horton, Inc.                   $      1,246
        25  Garmin Ltd.                                1,020
        15  Harman International
                Industries, Inc.                         670
        32  Leggett & Platt, Inc.                        871
        37  Lennar Corp., Class A                      1,431
        65  Newell Rubbermaid, Inc.                    1,448
        77  PulteGroup, Inc. (a)                       1,398
        18  Whirlpool Corp.                            1,831
                                                ------------
                                                       9,915
                                                ------------
            HOUSEHOLD PRODUCTS -- 2.1%
        29  Clorox (The) Co.                           2,123
       100  Colgate-Palmolive Co.                     10,454
        88  Kimberly-Clark Corp.                       7,430
       617  Procter & Gamble (The) Co.                41,888
                                                ------------
                                                      61,895
                                                ------------
            INDEPENDENT POWER PRODUCERS &
               ENERGY TRADERS -- 0.1%
       139  AES (The) Corp.                            1,488
        73  NRG Energy, Inc.                           1,678
                                                ------------
                                                       3,166
                                                ------------
            INDUSTRIAL CONGLOMERATES -- 2.4%
       144  3M Co.                                    13,371
       131  Danaher Corp.                              7,323
     2,367  General Electric Co.                      49,683
                                                ------------
                                                      70,377
                                                ------------
            INSURANCE -- 3.9%
        77  ACE Ltd.                                   6,145
       106  Aflac, Inc.                                5,631
       109  Allstate (The) Corp.                       4,378
       333  American International Group,
               Inc. (a)                               11,755
        72  Aon PLC                                    4,003
        18  Assurant, Inc.                               625
       412  Berkshire Hathaway, Inc.,
               Class B (a)                            36,956
        59  Chubb (The) Corp.                          4,444
        33  Cincinnati Financial Corp.                 1,292
       111  Genworth Financial, Inc.,
                Class A (a)                              834
        98  Hartford Financial Services Group
               (The), Inc.                             2,199
        62  Lincoln National Corp.                     1,606
        70  Loews Corp.                                2,852
       123  Marsh & McLennan Cos., Inc.                4,240
       246  MetLife, Inc.                              8,103
        62  Principal Financial Group, Inc.            1,768
       126  Progressive (The) Corp.                    2,659
       105  Prudential Financial, Inc.                 5,600
        21  Torchmark Corp.                            1,085
        86  Travelers (The) Cos., Inc.                 6,176
        62  Unum Group                                 1,291
        68  XL Group PLC                               1,704
                                                ------------
                                                     115,346
                                                ------------

SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            INTERNET & CATALOG RETAIL -- 1.1%
        82  Amazon.com, Inc. (a)                $     20,594
        21  Expedia, Inc.                              1,290
        13  Netflix, Inc. (a)                          1,206
        11  priceline.com, Inc. (a)                    6,833
        25  TripAdvisor, Inc. (a)                      1,049
                                                ------------
                                                      30,972
                                                ------------
            INTERNET SOFTWARE & SERVICES
               -- 2.2%
        40  Akamai Technologies, Inc. (a)              1,636
       263  eBay, Inc. (a)                            13,418
        60  Google, Inc., Class A (a)                 42,562
        35  VeriSign, Inc. (a)                         1,359
       235  Yahoo!, Inc. (a)                           4,677
                                                ------------
                                                      63,652
                                                ------------
            IT SERVICES -- 3.8%
       144  Accenture PLC, Class A                     9,576
       110  Automatic Data Processing, Inc.            6,271
        68  Cognizant Technology Solutions
               Corp., Class A (a)                      5,035
        35  Computer Sciences Corp.                    1,402
        56  Fidelity National Information
               Services, Inc.                          1,949
        30  Fiserv, Inc. (a)                           2,371
       240  International Business Machines
               Corp.                                  45,972
        24  MasterCard, Inc., Class A                 11,791
        73  Paychex, Inc.                              2,273
        64  SAIC, Inc.                                   725
        38  Teradata Corp. (a)                         2,352
        36  Total System Services, Inc.                  771
       118  Visa, Inc., Class A                       17,887
       135  Western Union Co.                          1,837
                                                ------------
                                                     110,212
                                                ------------
            LEISURE EQUIPMENT & PRODUCTS
               -- 0.1%
        26  Hasbro, Inc.                                 933
        77  Mattel, Inc.                               2,820
                                                ------------
                                                       3,753
                                                ------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 0.4%
        79  Agilent Technologies, Inc.                 3,234
        39  Life Technologies Corp. (a)                1,914
        26  PerkinElmer, Inc.                            825
        81  Thermo Fisher Scientific, Inc.             5,166
        20  Waters Corp. (a)                           1,743
                                                ------------
                                                      12,882
                                                ------------
            MACHINERY -- 1.9%
       148  Caterpillar, Inc.                         13,258
        40  Cummins, Inc.                              4,334
        88  Deere & Co.                                7,605
        40  Dover Corp.                                2,628
        11  Flowserve Corp.                            1,615
        96  Illinois Tool Works, Inc.                  5,838
        63  Ingersoll-Rand PLC                         3,021


Page 46                 See Notes to Financial Statements

FIRST TRUST CBOE S&P 500 VIX TAIL HEDGE FUND

DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            MACHINERY (CONTINUED)
        24  Joy Global, Inc.                    $      1,531
        80  PACCAR, Inc.                               3,617
        25  Pall Corp.                                 1,506
        34  Parker Hannifin Corp.                      2,892
        47  Pentair Ltd.                               2,310
        13  Snap-on, Inc.                              1,027
        38  Stanley Black & Decker, Inc.               2,811
        42  Xylem, Inc.                                1,138
                                                ------------
                                                      55,131
                                                ------------
            MEDIA -- 3.5%
        49  Cablevision Systems Corp., Class A           732
       133  CBS Corp., Class B                         5,061
       600  Comcast Corp., Class A                    22,428
       136  DIRECTV (a)                                6,822
        54  Discovery Communications, Inc.,
               Class A (a)                             3,428
        52  Gannett Co., Inc.                            936
        97  Interpublic Group of Cos.
               (The), Inc.                             1,069
        63  McGraw-Hill (The) Cos., Inc.               3,444
       455  News Corp., Class A                       11,621
        60  Omnicom Group, Inc.                        2,998
        20  Scripps Networks Interactive,
               Class A                                 1,158
        68  Time Warner Cable, Inc.                    6,609
       214  Time Warner, Inc.                         10,236
       104  Viacom, Inc., Class B                      5,485
       400  Walt Disney (The) Co.                     19,916
         1  Washington Post (The) Co., Class B           365
                                                ------------
                                                     102,308
                                                ------------
            METALS & MINING -- 0.7%
       241  Alcoa, Inc.                                2,092
        24  Allegheny Technologies, Inc.                 728
        32  Cliffs Natural Resources, Inc.             1,234
       214  Freeport-McMoRan Copper &
               Gold, Inc.                              7,319
       112  Newmont Mining Corp.                       5,201
        72  Nucor Corp.                                3,109
        33  United States Steel Corp.                    788
                                                ------------
                                                      20,471
                                                ------------
            MULTILINE RETAIL -- 0.8%
        13  Big Lots, Inc. (a)                           370
        59  Dollar General Corp. (a)                   2,601
        51  Dollar Tree, Inc. (a)                      2,068
        22  Family Dollar Stores, Inc.                 1,395
        32  J. C. Penney Co., Inc.                       631
        48  Kohl's Corp.                               2,063
        89  Macy's, Inc.                               3,473
        34  Nordstrom, Inc.                            1,819
       147  Target Corp.                               8,698
                                                ------------
                                                      23,118
                                                ------------
            MULTI-UTILITIES -- 1.2%
        55  Ameren Corp.                               1,690
        96  CenterPoint Energy, Inc.                   1,848
        60  CMS Energy Corp.                           1,463


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            MULTI-UTILITIES (CONTINUED)
        66  Consolidated Edison, Inc.           $      3,666
       130  Dominion Resources, Inc.                   6,734
        39  DTE Energy Co.                             2,342
        18  Integrys Energy Group, Inc.                  940
        70  NiSource, Inc.                             1,742
        97  PG&E Corp.                                 3,897
       114  Public Service Enterprise Group,
               Inc.                                    3,488
        30  SCANA Corp.                                1,369
        51  Sempra Energy                              3,618
        46  TECO Energy, Inc.                            771
        52  Wisconsin Energy Corp.                     1,916
                                                ------------
                                                      35,484
                                                ------------
            OFFICE ELECTRONICS -- 0.1%
       285  Xerox Corp.                                1,944
                                                ------------
            OIL, GAS & CONSUMABLE FUELS
               -- 9.0%
       113  Anadarko Petroleum Corp.                   8,397
        88  Apache Corp.                               6,908
        47  Cabot Oil & Gas Corp.                      2,338
       117  Chesapeake Energy Corp.                    1,945
       442  Chevron Corp.                             47,798
       274  ConocoPhillips                            15,889
        51  CONSOL Energy, Inc.                        1,637
        87  Denbury Resources, Inc. (a)                1,409
        85  Devon Energy Corp.                         4,423
        61  EOG Resources, Inc.                        7,368
        34  EQT Corp.                                  2,005
     1,029  Exxon Mobil Corp.                         89,060
        67  Hess Corp.                                 3,548
       143  Kinder Morgan, Inc.                        5,052
       159  Marathon Oil Corp.                         4,875
        77  Marathon Petroleum Corp.                   4,851
        42  Murphy Oil Corp.                           2,501
        31  Newfield Exploration Co. (a)                 830
        40  Noble Energy, Inc.                         4,070
       183  Occidental Petroleum Corp.                14,020
        61  Peabody Energy Corp.                       1,623
       141  Phillips 66                                7,487
        28  Pioneer Natural Resources Co.              2,985
        40  QEP Resources, Inc.                        1,211
        37  Range Resources Corp.                      2,325
        79  Southwestern Energy Co. (a)                2,639
       150  Spectra Energy Corp.                       4,107
        32  Tesoro Corp.                               1,410
       125  Valero Energy Corp.                        4,265
       152  Williams (The) Cos., Inc.                  4,976
        45  WPX Energy, Inc. (a)                         670
                                                ------------
                                                     262,622
                                                ------------
            PAPER & FOREST PRODUCTS -- 0.2%
        99  International Paper Co.                    3,944
        39  MeadWestvaco Corp.                         1,243
                                                ------------
                                                       5,187
                                                ------------


                        See Notes to Financial Statements                Page 47

FIRST TRUST CBOE S&P 500 VIX TAIL HEDGE FUND

DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            PERSONAL PRODUCTS -- 0.2%
        98  Avon Products, Inc.                 $      1,407
        54  Estee Lauder (The) Cos., Inc.,
               Class A                                 3,233
                                                ------------
                                                       4,640
                                                ------------
            PHARMACEUTICALS -- 5.3%
        69  Allergan, Inc.                             6,329
       373  Bristol-Myers Squibb Co.                  12,156
       231  Eli Lilly & Co.                           11,393
        53  Forest Laboratories, Inc. (a)              1,872
        37  Hospira, Inc. (a)                          1,156
       626  Johnson & Johnson                         43,882
       686  Merck & Co., Inc.                         28,085
        92  Mylan, Inc. (a)                            2,528
        20  Perrigo Co.                                2,081
     1,662  Pfizer, Inc.                              41,683
        29  Watson Pharmaceuticals, Inc. (a)           2,494
                                                ------------
                                                     153,659
                                                ------------
            PROFESSIONAL SERVICES -- 0.1%
        10  Dun & Bradstreet (The) Corp.                 787
        27  Equifax, Inc.                              1,461
        32  Robert Half International, Inc.            1,018
                                                ------------
                                                       3,266
                                                ------------
            REAL ESTATE INVESTMENT TRUSTS
               -- 2.2%
        89  American Tower Corp.                       6,877
        33  Apartment Investment &
               Management Co., Class A                   893
        26  AvalonBay Communities, Inc.                3,525
        34  Boston Properties, Inc.                    3,598
        73  Equity Residential                         4,137
       102  HCP, Inc.                                  4,608
        59  Health Care REIT, Inc.                     3,616
       164  Host Hotels & Resorts, Inc.                2,570
        92  Kimco Realty Corp.                         1,778
        36  Plum Creek Timber Co., Inc.                1,597
       104  Prologis, Inc.                             3,795
        33  Public Storage                             4,784
        70  Simon Property Group, Inc.                11,066
        67  Ventas, Inc.                               4,336
        38  Vornado Realty Trust                       3,043
       122  Weyerhaeuser Co.                           3,394
                                                ------------
                                                      63,617
                                                ------------
            REAL ESTATE MANAGEMENT &
               DEVELOPMENT -- 0.0%
        68  CBRE Group, Inc., Class A (a)              1,353
                                                ------------
            ROAD & RAIL -- 0.8%
       233  CSX Corp.                                  4,597
        71  Norfolk Southern Corp.                     4,391
        12  Ryder System, Inc.                           599
       106  Union Pacific Corp.                       13,326
                                                ------------
                                                      22,913
                                                ------------


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 2.0%
       137  Advanced Micro Devices, Inc. (a)    $        329
        72  Altera Corp.                               2,480
        68  Analog Devices, Inc.                       2,860
       270  Applied Materials, Inc.                    3,089
       117  Broadcom Corp., Class A                    3,886
        14  First Solar, Inc. (a)                        432
     1,123  Intel Corp.                               23,167
        38  KLA-Tencor Corp.                           1,815
        39  Lam Research Corp. (a)                     1,409
        52  Linear Technology Corp.                    1,784
       125  LSI Corp. (a)                                885
        44  Microchip Technology, Inc.                 1,434
       230  Micron Technology, Inc. (a)                1,460
       141  NVIDIA Corp.                               1,733
        42  Teradyne, Inc. (a)                           709
       253  Texas Instruments, Inc.                    7,828
        59  Xilinx, Inc.                               2,118
                                                ------------
                                                      57,418
                                                ------------
            SOFTWARE -- 3.4%
       112  Adobe Systems, Inc. (a)                    4,220
        51  Autodesk, Inc. (a)                         1,803
        32  BMC Software, Inc. (a)                     1,269
        76  CA, Inc.                                   1,670
        42  Citrix Systems, Inc. (a)                   2,762
        69  Electronic Arts, Inc. (a)                  1,003
        63  Intuit, Inc.                               3,749
     1,710  Microsoft Corp.                           45,708
       849  Oracle Corp.                              28,289
        44  Red Hat, Inc. (a)                          2,330
        29  Salesforce.com, Inc. (a)                   4,875
       157  Symantec Corp. (a)                         2,953
                                                ------------
                                                     100,631
                                                ------------
            SPECIALTY RETAIL -- 2.1%
        18  Abercrombie & Fitch Co., Class A             864
         9  AutoNation, Inc. (a)                         357
         8  AutoZone, Inc. (a)                         2,836
        52  Bed Bath & Beyond, Inc. (a)                2,907
        60  Best Buy Co., Inc.                           711
        52  CarMax, Inc. (a)                           1,952
        27  GameStop Corp., Class A                      677
        67  Gap (The), Inc.                            2,080
       338  Home Depot (The), Inc.                    20,905
        54  Limited Brands, Inc.                       2,541
       254  Lowe's Cos., Inc.                          9,022
        26  O'Reilly Automotive, Inc. (a)              2,325
        24  PetSmart, Inc.                             1,640
        50  Ross Stores, Inc.                          2,708
       152  Staples, Inc.                              1,733
        27  Tiffany & Co.                              1,548
       165  TJX (The) Cos., Inc.                       7,004
        25  Urban Outfitters, Inc. (a)                   984
                                                ------------
                                                      62,794
                                                ------------


Page 48                 See Notes to Financial Statements

FIRST TRUST CBOE S&P 500 VIX TAIL HEDGE FUND

DECEMBER 31, 2012


SHARES      DESCRIPTION                                VALUE
------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            TEXTILES, APPAREL & LUXURY
               GOODS -- 0.6%
        64  Coach, Inc.                       $        3,553
        12  Fossil, Inc. (a)                           1,117
       164  NIKE, Inc., Class B                        8,463
        14  Ralph Lauren Corp.                         2,099
        20  VF Corp.                                   3,019
                                                ------------
                                                      18,251
                                                ------------
            THRIFTS & MORTGAGE FINANCE
               -- 0.1%
       107  Hudson City Bancorp, Inc.                    870
        78  People's United Financial, Inc.              943
                                                ------------
                                                       1,813
                                                ------------
            TOBACCO -- 1.8%
       457  Altria Group, Inc.                        14,359
        29  Lorillard, Inc.                            3,384
       377  Philip Morris International, Inc.         31,532
        73  Reynolds American, Inc.                    3,024
                                                ------------
                                                      52,299
                                                ------------

            TRADING COMPANIES & DISTRIBUTORS
               -- 0.2%
        61  Fastenal Co.                               2,848
        13  W.W. Grainger, Inc.                        2,631
                                                ------------
                                                       5,479
                                                ------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.3%
        66  Crown Castle International
               Corp. (a)                               4,763
        72  MetroPCS Communications, Inc. (a)            716
       678  Sprint Nextel Corp. (a)                    3,844
                                                ------------
                                                       9,323
                                                ------------
            TOTAL COMMON STOCKS -- 98.2%           2,875,865
            (Cost $2,828,918)

CONTRACTS
----------
            OPTION PURCHASED -- 1.7%
            CALL OPTION
       393  VIX US, expiring 01/16/2013,
               Strike Price $19 (a)                   49,125
            (Cost $31,810)                      ------------

            TOTAL INVESTMENTS -- 99.9%             2,924,990
            (Cost $2,860,728) (b)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.1%                     1,751
                                                ------------
            NET ASSETS -- 100.0%                $  2,926,741
                                                ============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $2,880,881. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $111,672 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $67,563.


-----------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS               LEVEL 1          LEVEL 2          LEVEL 3
---------------------------------------------------------------------
Common Stocks*        $   2,875,865    $          --    $          --
Option Purchased             49,125               --               --
                      -----------------------------------------------
Total Investments     $   2,924,990    $          --    $          --
                      ===============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2012.


                        See Notes to Financial Statements                Page 49

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2012

                                                                          FIRST TRUST          FIRST TRUST          FIRST TRUST
                                                                           NASDAQ-100          NASDAQ-100-           NASDAQ-100
                                                                         EQUAL WEIGHTED     TECHNOLOGY SECTOR   EX-TECHNOLOGY SECTOR
                                                                         INDEX(SM) FUND       INDEX(SM) FUND       INDEX(SM) FUND
                                                                       ------------------   ------------------  --------------------
ASSETS:
Investments, at value................................................    $   86,206,402       $  106,002,782       $   42,428,233
Repurchase Agreement, at value.......................................                --                   --                   --
Cash.................................................................                --              170,882                   --
Receivables:
      Investment securities sold.....................................         1,400,030                   --                   --
      Dividends......................................................            36,473               18,536               26,008
      Securities lending income......................................             6,698                   --                3,816
      Capital shares sold............................................                --                   --                   --
      From investment advisor........................................                --                   --                   --
      Interest.......................................................                --                   --                    1
      Reclaims.......................................................                --                   --                   --
Prepaid expenses.....................................................             1,851                3,138                  831
                                                                         --------------       --------------       --------------
      TOTAL ASSETS...................................................        87,651,454          106,195,338           42,458,889
                                                                         --------------       --------------       --------------
LIABILITIES:
Due to Custodian.....................................................         1,304,169                   --                    2
Payables:
      Collateral for securities on loan..............................         1,397,922                   --              409,448
      Licensing fees.................................................            41,069               62,007               19,480
      Investment advisory fees.......................................            24,288               35,128                  481
      Audit and tax fees.............................................            23,750               23,750               23,750
      Printing fees..................................................             7,562               15,646                4,114
      Trustees fees..................................................                --                   --                   58
      Investment securities purchased................................                --                   --                   --
      Capital shares purchased.......................................                --                   --                   --
Other liabilities....................................................            37,890               50,826               19,831
                                                                         --------------       --------------       --------------
      TOTAL LIABILITIES..............................................         2,836,650              187,357              477,164
                                                                         --------------       --------------       --------------
NET ASSETS...........................................................    $   84,814,804       $  106,007,981       $   41,981,725
                                                                         ==============       ==============       ==============
NET ASSETS CONSIST OF:
Paid-in capital......................................................    $   97,178,576       $  133,363,003       $   42,704,518
Par value............................................................            32,500               41,000               17,000
Accumulated net investment income (loss).............................                --                   --                   --
Accumulated net realized gain (loss) on investments..................       (14,927,765)         (23,575,206)          (4,391,517)
Net unrealized appreciation (depreciation) on investments............         2,531,493           (3,820,816)           3,651,724
                                                                         --------------       --------------       --------------
NET ASSETS...........................................................    $   84,814,804       $  106,007,981       $   41,981,725
                                                                         ==============       ==============       ==============

NET ASSET VALUE, per share...........................................    $        26.10              $ 25.86       $        24.70
                                                                         ==============       ==============       ==============

Number of shares outstanding (unlimited number of shares authorized,
      par value $0.01 per share).....................................         3,250,002            4,100,002            1,700,002
                                                                         --------------       --------------       --------------
Investments, at cost.................................................    $   83,674,909       $  109,823,598       $   38,776,509
                                                                         ==============       ==============       ==============
Repurchase Agreement, at cost........................................    $           --       $           --       $           --
                                                                         ==============       ==============       ==============
Securities on loan, at value.........................................    $   1,107,963$                   --       $      420,218
                                                                         ==============       ==============       ==============


Page 50                 See Notes to Financial Statements

       FIRST TRUST                                                                                         FIRST TRUST
        NASDAQ(R)          FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST        NASDAQ(R) ABA
      CLEAN EDGE(R)            S&P                 ISE             ISE-REVERE              ISE              COMMUNITY
      GREEN ENERGY            REIT                WATER            NATURAL GAS           CHINDIA              BANK
       INDEX FUND          INDEX FUND          INDEX FUND          INDEX FUND          INDEX FUND          INDEX FUND
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------

     $    14,846,057     $   401,679,514     $    72,509,774     $   433,835,944     $    68,079,608     $     8,944,714
                  --                  --                  --                  --           8,685,251                  --
              14,929                  --                  --              59,769                  --              21,232

             473,824           1,048,082             289,745           3,491,465             292,671                  --
                  --           1,421,577              31,296                  --               4,518               6,751
              20,632                  --                  --              82,980              10,232                  --
                  --           3,510,968                  --                  --                  --                  --
               7,669                  --                  --                  --                  --               4,144
                  --                  19                   3                   3                  --                  --
                  --                  --              26,875              58,479                  --                  --
                 400               8,207               1,484               9,826               1,795               5,233
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
          15,363,511         407,668,367          72,859,177         437,538,466          77,074,075           8,982,074
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------

                  --                  20                   4                  --             114,018                  --

           1,104,193                  --                  --          46,036,067          10,698,661                  --
               7,442              65,839               8,768             106,948              13,215               4,925
                  --             108,327              21,923             114,937              12,934                  --
              23,750              23,750              23,750              23,750              23,750              23,750
               3,582              37,120               7,675              33,038              10,116               1,504
                  --                  --                  --                 122                  --                  --
                  --           3,499,568                  --                  --              84,920                  --
             473,789             887,407                  --           3,134,495                  --                  --
              10,640             158,065              27,670             189,807              50,115               6,826
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
           1,623,396           4,780,096              89,790          49,639,164          11,007,729              37,005
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
     $    13,740,115     $   402,888,271      $   72,769,387     $   387,899,302     $    66,066,346     $     8,945,069
     ===============     ===============     ===============     ===============     ===============     ===============

     $    50,791,117     $   381,583,044      $   75,536,808     $   603,114,107     $   116,483,060     $     9,766,219
              14,500             227,000              28,000             247,500              31,500               3,500
              13,638             262,747                  --              58,081              (9,151)                 --
         (32,298,040)         (4,941,613)        (12,641,363)       (115,658,376)        (51,143,442)           (832,413)
          (4,781,100)         25,757,093           9,845,942         (99,862,010)            704,379               7,763
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
     $    13,740,115     $   402,888,271      $   72,769,387     $   387,899,302     $    66,066,346     $     8,945,069
     ===============     ===============     ===============     ===============     ===============     ===============

     $          9.48     $         17.75     $         25.99     $         15.67     $         20.97     $         25.56
     ===============     ===============     ===============     ===============     ===============     ===============


           1,450,002          22,700,002           2,800,002          24,750,002           3,150,002             350,002
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
     $    19,627,157     $   375,922,421     $    62,663,832     $   533,697,954     $    67,375,229     $     8,936,951
     ===============     ===============     ===============     ===============     ===============     ===============
     $            --     $            --     $            --     $            --     $     8,685,251     $            --
     ===============     ===============     ===============     ===============     ===============     ===============
     $     1,103,560     $            --     $            --     $    45,608,366     $    10,576,397     $            --
     ===============     ===============     ===============     ===============     ===============     ===============


                        See Notes to Financial Statements                Page 51

FIRST TRUST EXCHANGE-TRADED FUND

DECEMBER 31, 2012

                                                                             FIRST TRUST
                                                                                CBOE
                                                                               S&P 500
                                                                                 VIX
                                                                           TAIL HEDGE FUND
                                                                        ---------------------
ASSETS:
Investments, at value..................................................    $     2,924,990
Repurchase Agreement, at value.........................................                 --
Cash...................................................................                 50
Receivables:
      Investment securities sold.......................................                 --
      Dividends........................................................              3,189
      Securities lending income........................................                 --
      Capital shares sold..............................................                 --
      From investment advisor..........................................                 --
      Interest.........................................................                 --
      Reclaims.........................................................                 --
Prepaid expenses.......................................................                 --
                                                                           ---------------
      TOTAL ASSETS.....................................................          2,928,229
                                                                           ---------------
LIABILITIES:
Due to Custodian.......................................................                 --
Payables:
      Collateral for securities on loan................................                 --
      Licensing fees...................................................                 --
      Investment advisory fees.........................................              1,488
      Audit and tax fees...............................................                 --
      Printing fees....................................................                 --
      Trustees fees....................................................                 --
      Investment securities purchased..................................                 --
      Capital shares purchased.........................................                 --
Other liabilities......................................................                 --
                                                                           ---------------
      TOTAL LIABILITIES................................................              1,488
                                                                           ---------------

NET ASSETS.............................................................    $     2,926,741
                                                                           ===============

NET ASSETS CONSIST OF:
Paid-in capital........................................................    $     2,943,963
Par value..............................................................              1,500
Accumulated net investment income (loss)...............................                 --
Accumulated net realized gain (loss) on investments....................            (82,984)
Net unrealized appreciation (depreciation) on investments..............             64,262
                                                                           ---------------
NET ASSETS.............................................................    $     2,926,741
                                                                           ===============

NET ASSET VALUE, per share.............................................    $         19.51
                                                                           ===============
Number of shares outstanding (unlimited number of shares authorized,
      par value $0.01 per share).......................................            150,002
                                                                           ---------------
Investments, at cost...................................................    $     2,860,728
                                                                           ===============
Repurchase Agreement, at cost..........................................    $            --
                                                                           ===============
Securities on loan, at value...........................................    $            --
                                                                           ===============


Page 52                 See Notes to Financial Statements

                      This page intentionally left blank.

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                          FIRST TRUST          FIRST TRUST          FIRST TRUST
                                                                           NASDAQ-100          NASDAQ-100-           NASDAQ-100
                                                                         EQUAL WEIGHTED     TECHNOLOGY SECTOR   EX-TECHNOLOGY SECTOR
                                                                         INDEX(SM) FUND       INDEX(SM) FUND       INDEX(SM) FUND
                                                                       ------------------   ------------------  --------------------
INVESTMENT INCOME:
Dividends........................................................        $    1,304,682       $    1,746,887       $      669,334
Securities lending income (net of fees)..........................                72,277                   --               44,969
Foreign tax withholding..........................................                (2,657)                  --               (1,806)
Interest.........................................................                    --                   --                    6
                                                                         --------------       --------------       --------------
   Total investment income.......................................             1,374,302            1,746,887              712,503
                                                                         --------------       --------------       --------------

EXPENSES:
Investment advisory fees.........................................               341,030              567,898              146,571
Licensing fees...................................................                85,257              141,975               36,643
Accounting and administration fees...............................                50,563               73,045               23,600
Audit and tax fees...............................................                24,018               24,018               24,018
Listing fees.....................................................                17,147               19,582               15,206
Printing fees....................................................                17,065               30,584               10,969
Legal fees.......................................................                15,573               22,876                7,062
Custodian fees...................................................                10,657               17,747                4,580
Trustees' fees and expenses......................................                 8,122               10,972                5,814
Transfer agent fees..............................................                 4,263                7,099                1,832
Registration and filing fees.....................................                   478                   --                  292
Other expenses...................................................                 3,781                7,121                1,661
                                                                         --------------       --------------       --------------
   Total expenses................................................               577,954              922,917              278,248

   Less fees waived and expenses reimbursed by the investment
        advisor                                                                 (66,409)             (71,070)             (58,392)
                                                                         --------------       --------------       --------------
   Net expenses..................................................               511,545              851,847              219,856
                                                                         --------------       --------------       --------------
NET INVESTMENT INCOME (LOSS).....................................               862,757              895,040              492,647
                                                                         --------------       --------------       --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments...................................................            (5,916,968)         (13,688,272)          (1,997,899)
   Options.......................................................                    --                   --                   --
   In-kind redemptions...........................................             5,382,909            5,196,001            3,454,804
                                                                         --------------       --------------       --------------
Net realized gain (loss).........................................              (534,059)          (8,492,271)           1,456,905
                                                                         --------------       --------------       --------------
Net change in unrealized appreciation (depreciation) on:
   Investments...................................................             9,707,786           17,868,037            4,359,118
   Options.......................................................                    --                   --                   --
                                                                         --------------       --------------       --------------
Net change in unrealized appreciation (depreciation).............             9,707,786           17,868,037            4,359,118
                                                                         --------------       --------------       --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)..........................             9,173,727            9,375,766            5,816,023
                                                                         --------------       --------------       --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS..................................................        $   10,036,484       $   10,270,806       $    6,308,670
                                                                         ==============       ==============       ==============

Page 54                 See Notes to Financial Statements

       FIRST TRUST                                                                                         FIRST TRUST
        NASDAQ(R)          FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST        NASDAQ(R) ABA
      CLEAN EDGE(R)            S&P                 ISE             ISE-REVERE              ISE              COMMUNITY
      GREEN ENERGY            REIT                WATER            NATURAL GAS           CHINDIA              BANK
       INDEX FUND          INDEX FUND          INDEX FUND          INDEX FUND          INDEX FUND          INDEX FUND
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------

     $        78,160     $    10,507,663     $     1,090,283     $     4,119,821     $     1,446,327     $       269,312
             222,396                  --                  --              90,264             289,020                  --
                 (39)                 --             (26,875)           (280,396)            (61,757)                 --
                  --                  85                 178                 120                  --                  --
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
             300,517          10,507,748           1,063,586           3,929,809           1,673,590             269,312
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------


              67,113           1,188,420             263,322           1,570,248             303,907              43,073
              16,778             316,979              32,915             392,562              60,782               9,691
              19,495             200,824              34,767             198,544              97,438               8,072
              24,018              24,018              24,018              24,018              24,018              24,018
              15,851               7,889               7,889               8,220               8,219              14,378
               9,309              84,984              18,501              67,068              21,388               3,899
               2,496              73,354              11,979              67,850              11,701               1,803
               2,097              49,517               8,229              49,070               9,497               1,346
               4,814              23,202               7,184              22,923               7,432               4,465
                 839              19,807               3,291              19,628               3,799                 538
                 (78)            (15,758)               (194)             15,198                  --                (867)
               1,122              11,908               3,059              20,141               4,925               1,055
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
             163,854           1,985,144             414,960           2,455,470             553,106             111,471

             (63,185)             (4,444)            (19,978)           (100,098)            (97,245)            (46,863)
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
             100,669           1,980,700             394,982           2,355,372             455,861              64,608
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
             199,848           8,527,048             668,604           1,574,437           1,217,729             204,704
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------



          (5,962,274)            196,069          (2,002,738)        (36,206,559)         (8,374,428)           (153,433)
                  --                  --                  --                  --                  --                  --
             524,169           9,273,689           4,746,573          20,017,474           4,904,136             917,691
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
          (5,438,105)          9,469,758           2,743,835         (16,189,085)         (3,470,292)            764,258
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------

           5,063,832          41,021,892          11,704,734         (39,813,093)         14,368,597             426,602
                  --                  --                  --                  --                  --                  --
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
           5,063,832          41,021,892          11,704,734         (39,813,093)         14,368,597             426,602
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
            (374,273)         50,491,650          14,448,569         (56,002,178)         10,898,305           1,190,860
     ---------------     ---------------     ---------------     ---------------     ---------------     ---------------

     $      (174,425)    $    59,018,698     $    15,117,173     $   (54,427,741)    $    12,116,034     $     1,395,564
     ===============     ===============     ===============     ===============     ===============     ===============

                        See Notes to Financial Statements                Page 55

FIRST TRUST EXCHANGE-TRADED FUND

FOR THE PERIOD AUGUST 29, 2012 (a) THROUGH DECEMBER 31, 2012

                                                                             FIRST TRUST
                                                                                CBOE
                                                                               S&P 500
                                                                                 VIX
                                                                           TAIL HEDGE FUND
                                                                        ---------------------
INVESTMENT INCOME:
Dividends........................................................          $        19,993
Securities lending income (net of fees)..........................                       --
Foreign tax withholding..........................................                      (24)
Interest.........................................................                       --
                                                                           ---------------
   Total investment income.......................................                   19,969
                                                                           ---------------

EXPENSES:
Investment advisory fees.........................................                    4,667
Licensing fees...................................................                       --
Accounting and administration fees...............................                       --
Audit and tax fees...............................................                       --
Listing fees.....................................................                       --
Printing fees....................................................                       --
Legal fees.......................................................                       --
Custodian fees...................................................                       --
Trustees' fees and expenses......................................                       --
Transfer agent fees..............................................                       --
Registration and filing fees.....................................                       --
Other expenses...................................................                       --
                                                                           ---------------
   Total expenses................................................                    4,667
   Less fees waived and expenses reimbursed by the investment
        advisor                                                                         --
                                                                           ---------------
   Net expenses..................................................                    4,667
                                                                           ---------------
NET INVESTMENT INCOME (LOSS).....................................                   15,302
                                                                           ---------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments...................................................                      647
   Options.......................................................                  (83,631)
   In-kind redemptions...........................................                       --
                                                                           ---------------
Net realized gain (loss).........................................                  (82,984)
                                                                           ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments...................................................                   46,947
   Options.......................................................                   17,315
                                                                           ---------------
Net change in unrealized appreciation (depreciation).............                   64,262
                                                                           ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)..........................                  (18,722)
                                                                           ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...............................................          $        (3,420)
                                                                           ===============


(a) Inception date is August 29, 2012 which is consistent with the commencement of investment operations and is the date the intial creation units were established.

Page 56                 See Notes to Financial Statements

                      This page intentionally left blank.

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           FIRST TRUST                      FIRST TRUST
                                                                           NASDAQ-100                       NASDAQ-100-
                                                                         EQUAL WEIGHTED                  TECHNOLOGY SECTOR
                                                                         INDEX(SM) FUND                   INDEX(SM) FUND
                                                                  -----------------------------    -----------------------------

                                                                  For the Year    For the Year     For the Year    For the Year
                                                                      Ended           Ended            Ended           Ended
                                                                  December 31,    December 31,     December 31,    December 31,
                                                                      2012            2011             2012            2011
                                                                  -------------   -------------    -------------   -------------
OPERATIONS:
   Net investment income (loss)...............................    $     862,757   $     193,294    $     895,040   $     (63,396)
   Net realized gain (loss)...................................         (534,059)      6,943,739       (8,492,271)     36,034,195
   Net change in unrealized appreciation (depreciation) ......        9,707,786     (14,365,617)      17,868,037     (68,573,256)
                                                                  -------------   -------------    -------------   -------------

   Net increase (decrease) in net assets resulting
        from operations.......................................       10,036,484      (7,228,584)      10,270,806     (32,602,457)
                                                                  -------------   -------------    -------------   -------------


DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income......................................         (930,480)       (367,180)        (991,450)     (1,713,900)
   Net realized gain..........................................               --              --               --              --
                                                                  -------------   -------------    -------------   -------------

   Total distributions to shareholders........................         (930,480)       (367,180)        (991,450)     (1,713,900)
                                                                  -------------   -------------    -------------   -------------


SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..................................       40,706,241      79,966,639       17,786,464     196,450,901
   Cost of shares redeemed....................................      (38,536,793)    (74,786,704)     (70,717,904)   (465,889,979)
                                                                  -------------   -------------    -------------   -------------

   Net increase (decrease) in net assets resulting
        from shareholder transactions.........................        2,169,448       5,179,935     (52,931,440)   (269,439,078)
                                                                  -------------   -------------    -------------   -------------

   Total increase (decrease) in net assets....................       11,275,452      (2,415,829)     (43,652,084)   (303,755,435)

NET ASSETS:
   Beginning of period........................................       73,539,352      75,955,181      149,660,065     453,415,500
                                                                  -------------   -------------    -------------   -------------

   End of period..............................................    $  84,814,804   $  73,539,352    $ 106,007,981   $ 149,660,065
                                                                  =============   =============    =============   =============

   Accumulated net investment income (loss)
        at end of period......................................    $          --   $          --    $          --   $          --
                                                                  =============   =============    =============   =============


CHANGES IN SHARES OUSTANDING:
   Shares outstanding, beginning of period....................        3,200,002       3,200,002        6,200,002      17,650,002
   Shares sold................................................        1,600,000       3,200,000          650,000       7,300,000
   Shares redeemed............................................       (1,550,000)     (3,200,000)      (2,750,000)    (18,750,000)
                                                                  -------------   -------------    -------------   -------------

   Shares outstanding, end of period..........................        3,250,002       3,200,002        4,100,002       6,200,002
                                                                  =============   =============    =============   =============


Page 58                   See Notes to Financial Statements

         FIRST TRUST                      FIRST TRUST                      FIRST TRUST
         NASDAQ-100                        NASDAQ(R)                           S&P                          FIRST TRUST
    EX-TECHNOLOGY SECTOR          CLEAN EDGE(R) GREEN ENERGY                  REIT                           ISE WATER
       INDEX(SM) FUND                     INDEX FUND                       INDEX FUND                       INDEX FUND
-----------------------------    -----------------------------    -----------------------------    -----------------------------

For the Year    For the Year     For the Year    For the Year     For the Year    For the Year     For the Year    For the Year
    Ended           Ended            Ended           Ended            Ended           Ended            Ended           Ended
December 31,    December 31,     December 31,    December 31,     December 31,    December 31,     December 31,    December 31,
    2012            2011             2012            2011             2012            2011             2012            2011
-------------   -------------    -------------   -------------    -------------   -------------    -------------   -------------

$     492,647   $      86,782    $     199,848   $     (57,380)   $   8,527,048   $   3,603,572 $        668,604   $     481,476
    1,456,905       1,142,380       (5,438,105)     (1,932,700)       9,469,758      (3,997,767)       2,743,835       2,261,282
    4,359,118      (2,777,822)       5,063,832     (13,448,678)      41,021,892     (21,892,948)      11,704,734      (6,845,222)
-------------   -------------    -------------   -------------    -------------   -------------    -------------   -------------


    6,308,670      (1,548,660)        (174,425)    (15,438,758)      59,018,698     (22,287,143)      15,117,173      (4,102,464)
-------------   -------------    -------------   -------------    -------------   -------------    -------------   -------------



     (530,821)       (104,225)        (186,210)             --       (8,264,301)     (4,049,501)        (716,105)       (554,561)
           --              --               --              --         (771,210)             --               --              --
-------------   -------------    -------------   -------------    -------------   -------------    -------------   -------------

     (530,821)       (104,225)        (186,210)             --       (9,035,511)     (4,049,501)        (716,105)       (554,561)
-------------   -------------    -------------   -------------    -------------   -------------    -------------   -------------



   19,895,486      21,526,159               --       7,115,097      116,759,773     453,173,259       19,286,737      34,659,837
  (13,848,505)    (11,867,696)      (6,638,877)     (7,056,700)     (88,815,487)   (172,941,669)     (18,904,444)    (25,127,425)
-------------   -------------    -------------   -------------    -------------   -------------    -------------   -------------


    6,046,981       9,658,463       (6,638,877)         58,397       27,944,286     280,231,590          382,293       9,532,412
-------------   -------------    -------------   -------------    -------------   -------------    -------------   -------------

   11,824,830       8,005,578       (6,999,512)    (15,380,361)      77,927,473     253,894,946       14,783,361       4,875,387


   30,156,895      22,151,317       20,739,627      36,119,988      324,960,798      71,065,852       57,986,026      53,110,639
-------------   -------------    -------------   -------------    -------------   -------------    -------------   -------------

$  41,981,725   $  30,156,895    $  13,740,115   $  20,739,627    $ 402,888,271   $ 324,960,798    $  72,769,387   $  57,986,026
=============   =============    =============   =============    =============   =============    =============   =============


$          --   $          --    $      13,638   $          --    $     262,747   $          --    $          --   $      15,568
=============   =============    =============   =============    =============   =============    =============   =============



    1,450,002       1,050,002        2,150,002       2,200,002       21,000,002       4,850,002        2,800,002       2,400,002
      850,000         950,000               --         450,000        7,000,000      28,200,000          750,000       1,600,000
     (600,000)       (550,000)        (700,000)       (500,000)      (5,300,000)    (12,050,000)        (750,000)     (1,200,000)
-------------   -------------    -------------   -------------    -------------   -------------    -------------   -------------

    1,700,002       1,450,002        1,450,002       2,150,002       22,700,002      21,000,002        2,800,002       2,800,002
=============   =============    =============   =============    =============   =============    =============   =============


                        See Notes to Financial Statements                Page 59

FIRST TRUST EXCHANGE-TRADED FUND

                                                                           FIRST TRUST
                                                                           ISE-REVERE                       FIRST TRUST
                                                                           NATURAL GAS                      ISE CHINDIA
                                                                           INDEX FUND                       INDEX FUND
                                                                  -----------------------------    -----------------------------


                                                                  For the Year    For the Year     For the Year    For the Year
                                                                      Ended           Ended            Ended           Ended
                                                                  December 31,    December 31,     December 31,    December 31,
                                                                      2012            2011             2012            2011
                                                                  -------------   -------------    -------------   -------------
OPERATIONS:
   Net investment income (loss)...................                $   1,574,437   $   1,929,769    $   1,217,729   $   1,374,217
   Net realized gain (loss).......................                  (16,189,085)     53,827,977       (3,470,292)      4,404,156
   Net change in unrealized appreciation (depreciation)             (39,813,093)   (112,055,233)      14,368,597     (39,977,843)
                                                                  -------------   -------------    -------------   -------------

   Net increase (decrease) in net assets resulting
        from operations...........................                  (54,427,741)    (56,297,487)      12,116,034     (34,199,470)
                                                                  -------------   -------------    -------------   -------------


DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..........................                   (1,601,915)     (1,845,855)      (1,226,880)     (1,488,951)
   Net realized gain..............................                           --              --               --              --
                                                                  -------------   -------------    -------------   -------------

   Total distributions to shareholders............                   (1,601,915)     (1,845,855)      (1,226,880)     (1,488,951)
                                                                  -------------   -------------    -------------   -------------


SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold......................                  297,966,521     444,624,390        2,017,518              --
   Cost of shares redeemed........................                 (200,593,951)   (436,818,095)     (26,127,668)    (61,376,060)
                                                                  -------------   -------------    -------------   -------------

   Net increase (decrease) in net assets resulting
        from shareholder transactions.............                   97,372,570       7,806,295      (24,110,150)    (61,376,060)
                                                                  -------------   -------------    -------------   -------------

   Total increase (decrease) in net assets........                   41,342,914     (50,337,047)     (13,220,996)    (97,064,481)

NET ASSETS:
   Beginning of period............................                  346,556,388     396,893,435       79,287,342     176,351,823
                                                                  -------------   -------------    -------------   -------------

   End of period..................................                $ 387,899,302   $ 346,556,388    $  66,066,346   $  79,287,342
                                                                  =============   =============    =============   =============

   Accumulated net investment income (loss)
        at end of period..........................                $      58,081   $      83,767    $      (9,151)  $          --
                                                                  =============   =============    =============   =============


CHANGES IN SHARES OUSTANDING:
   Shares outstanding, beginning of period........                   19,050,002      20,250,002        4,350,002       7,050,002
   Shares sold....................................                   17,550,000      20,550,000          100,000              --
   Shares redeemed................................                  (11,850,000)    (21,750,000)      (1,300,000)     (2,700,000)
                                                                  -------------   -------------    -------------   -------------

   Shares outstanding, end of period..............                   24,750,002      19,050,002        3,150,002       4,350,002
                                                                  =============   =============    =============   =============


(a) Inception date is August 29, 2012 which is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 60                 See Notes to Financial Statements

         FIRST TRUST              FIRST TRUST
        NASDAQ(R) ABA             CBOE S&P 500
       COMMUNITY BANK               VIX TAIL
         INDEX FUND                HEDGE FUND
-----------------------------    --------------
                                 For the Period
                                   August 29,
For the Year    For the Year        2012 (a)
    Ended           Ended           through
December 31,    December 31,      December 31,
    2012            2011              2012
-------------   -------------    --------------

$     204,704   $     203,793    $       15,302
      764,258        (354,412)          (82,984)
      426,602        (788,265)           64,262
-------------   -------------    --------------


    1,395,564        (938,884)           (3,420)
-------------   -------------    --------------



     (217,066)       (204,876)          (15,480)
           --              --                --
-------------   -------------    --------------

     (217,066)       (204,876)          (15,480)
-------------   -------------    --------------



    5,084,903       6,285,743         2,945,641
   (9,952,509)     (2,486,580)               --
-------------   -------------    --------------


   (4,867,606)      3,799,163         2,945,641
-------------   -------------    --------------

   (3,689,108)      2,655,403         2,926,741


   12,634,177       9,978,774                --
-------------   -------------    --------------

$   8,945,069   $  12,634,177    $    2,926,741
=============   =============    ==============


$          --   $       1,117    $           --
=============   =============    ==============



      550,002         400,002                --
      200,000         250,000           150,002
     (400,000)       (100,000)               --
-------------   -------------    --------------

      350,002         550,002           150,002
=============   =============    ==============


                        See Notes to Financial Statements                Page 61

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND

                                                FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                  2012           2011           2010           2009           2008
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    22.98     $    23.74     $    19.69     $    12.37     $    22.08
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.27           0.05           0.15           0.05           0.00 (a)
Net realized and unrealized gain (loss)              3.14          (0.70)          4.02           7.32          (9.70)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                     3.41          (0.65)          4.17           7.37          (9.70)
                                               ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.29)         (0.11)         (0.12)         (0.05)         (0.00) (a)
Return of capital                                      --             --             --             --          (0.01)
                                               ----------     ----------     ----------     ----------     ----------
Total distributions                                 (0.29)         (0.11)         (0.12)         (0.05)         (0.01)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    26.10     $    22.98     $    23.74     $    19.69     $    12.37
                                               ==========     ==========     ==========     ==========     ==========


TOTAL RETURN (b)                                    14.86%         (2.77)%        21.25%         59.54%        (43.96)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $   84,815     $   73,539     $   75,955     $   40,369     $   14,848
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.68%          0.68%          0.75%          0.67%          0.88%
Ratio of net expenses to average net assets          0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                1.01%          0.23%          0.79%          0.35%          0.01%
Portfolio turnover rate (c)                            34%            27%            24%            36%            39%


FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND

                                                FOR THE        FOR THE            FOR THE        FOR THE        FOR THE
                                               YEAR ENDED     YEAR ENDED         YEAR ENDED     YEAR ENDED     YEAR ENDED
                                              DECEMBER 31,   DECEMBER 31,       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                  2012           2011               2010           2009           2008
                                              ------------   ------------       ------------   ------------   ------------
Net asset value, beginning of period           $    24.14     $    25.69         $    21.16     $    11.77     $    21.50
                                               ----------     ----------         ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.19           0.00 (a) (d)       0.10           0.01             --
Net realized and unrealized gain (loss)              1.74          (1.47)              4.53           9.39          (9.73)
                                               ----------     ----------         ----------     ----------     ----------
Total from investment operations                     1.93          (1.47)              4.63           9.40          (9.73)
                                               ----------     ----------         ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.21)         (0.08)             (0.10)         (0.01)            --
Return of capital                                      --             --                 --          (0.00)(a)         --
                                               ----------     ----------         ----------     ----------     ----------
Total distributions                                 (0.21)         (0.08)             (0.10)         (0.01)            --
                                               ----------     ----------         ----------     ----------     ----------
Net asset value, end of period                 $    25.86     $    24.14         $    25.69     $    21.16     $    11.77
                                               ==========     ==========         ==========     ==========     ==========


TOTAL RETURN (b)                                     8.02%         (5.75)%            21.92%         79.89%        (45.26)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $  106,008     $  149,660         $  453,416     $   86,766     $    9,414
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.65%          0.63%              0.70%          0.67%          0.88%
Ratio of net expenses to average net assets          0.60%          0.60%              0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                0.63%         (0.02)%             0.71%          0.16%         (0.01)%
Portfolio turnover rate (c)                            26%            21%                26%            35%            33%


(a)   Amount represents less than $0.01 per share.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d)   Per share amounts have been calculated using the average share method.


Page 62                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND

                                                FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                  2012           2011           2010           2009           2008
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    20.80     $    21.10     $    17.63     $    12.05     $    21.19
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.31           0.06           0.17           0.05           0.01
Net realized and unrealized gain (loss)              3.92          (0.28)          3.46           5.58          (9.14)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                     4.23          (0.22)          3.63           5.63          (9.13)
                                               ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.33)         (0.08)         (0.16)         (0.05)         (0.01)
Return of capital                                      --             --             --          (0.00) (a)     (0.00) (a)
                                               ----------     ----------     ----------     ----------     ----------
Total distributions to shareholders                 (0.33)         (0.08)         (0.16)         (0.05)         (0.01)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    24.70     $    20.80     $    21.10     $    17.63     $    12.05
                                               ==========     ==========     ==========     ==========     ==========


TOTAL RETURN (b)                                    20.31%         (1.08)%        20.64%         46.74%        (43.09)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $   41,982     $   30,157     $   22,151     $   10,579     $    7,232
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.76%          0.78%          0.94%          1.28%          1.86%
Ratio of net expenses to average net assets          0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                1.34%          0.31%          1.02%          0.48%          0.03%
Portfolio turnover rate (c)                            40%            37%            19%            43%            67%


FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND

                                                FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                  2012           2011           2010           2009           2008
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $     9.65     $    16.42     $    16.09     $    11.19     $    30.86
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.13          (0.03)         (0.01)         (0.02)         (0.04)
Net realized and unrealized gain (loss)             (0.18)         (6.74)          0.34           4.92         (19.63)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                    (0.05)         (6.77)          0.33           4.90         (19.67)
                                               ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.12)            --             --             --             --
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $     9.48     $     9.65     $    16.42     $    16.09     $    11.19
                                               ==========     ==========     ==========     ==========     ==========


TOTAL RETURN (b)                                    (0.50)%       (41.23)%         2.05%         43.79%        (63.74)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $   13,740     $   20,740     $   36,120     $   43,449     $   23,504
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.98%          0.77%          0.78%          0.81%          0.83%
Ratio of net expenses to average net assets          0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                1.19%         (0.18)%        (0.07)%        (0.12)%        (0.21)%
Portfolio turnover rate (c)                            24%            22%            22%            40%            32%


(a)   Amount represents less than $0.01 per share.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 63

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST S&P REIT INDEX FUND

                                                FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                  2012           2011           2010           2009           2008
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    15.47     $    14.65     $    11.72     $     9.43     $    15.81
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.38           0.28           0.29           0.25           0.31
Net realized and unrealized gain (loss)              2.30           0.88           2.94           2.31          (6.38)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                     2.68           1.16           3.23           2.56          (6.07)
                                               ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.37)         (0.34)         (0.30)         (0.25)         (0.31)
Net realized gain                                   (0.03)            --             --             --             --
Return of capital                                      --             --             --          (0.02)            --
                                               ----------     ----------     ----------     ----------     ----------
Total distributions                                 (0.40)         (0.34)         (0.30)         (0.27)         (0.31)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    17.75     $    15.47     $    14.65     $    11.72     $     9.43
                                               ==========     ==========     ==========     ==========     ==========


TOTAL RETURN (a)                                    17.39%          7.90%         27.73%         28.00%        (38.87)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $  402,888     $  324,961     $   71,066     $   21,087     $    5,187
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.50%          0.57%          0.69%          1.95%          5.30%
Ratio of net expenses to average net assets          0.50%          0.50%          0.50%          0.50%          0.50%
Ratio of net investment income (loss) to
   average net assets                                2.15%          2.03%          2.60%          3.39%          3.40%
Portfolio turnover rate (b)                             8%             9%            16%            13%            20%


FIRST TRUST ISE WATER INDEX FUND

                                                FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                  2012           2011           2010           2009           2008
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    20.71     $    22.13     $    18.66     $    15.69     $    22.38
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.23           0.16           0.18           0.19           0.12
Net realized and unrealized gain (loss)              5.30           (1.39)         3.43           2.97          (6.69)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                     5.53          (1.23)          3.61           3.16          (6.57)
                                               ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.25)         (0.19)         (0.14)         (0.19)         (0.12)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    25.99     $    20.71     $    22.13     $    18.66     $    15.69
                                               ==========     ==========     ==========     ==========     ==========


TOTAL RETURN (a)                                    26.83%         (5.62)%        19.49%         20.29%        (29.40)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $  72,769     $   57,986     $   53,111     $   37,314     $   32,157
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets       0.63%           0.64%          0.69%          0.72%          0.77%
Ratio of net expenses to average net assets         0.60%           0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                1.02%          0.79%          0.96%          1.20%          0.76%
Portfolio turnover rate (b)                           31%             31%            38%            44%            45%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 64                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND

                                                FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                  2012           2011           2010           2009           2008
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    18.19     $    19.60     $    17.52     $    11.80     $    22.31
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.07           0.08           0.03           0.07           0.14
Net realized and unrealized gain (loss)             (2.52)         (1.41)          2.10           5.72         (10.51)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                    (2.45)         (1.33)          2.13           5.79         (10.37)
                                               ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.07)         (0.08)         (0.05)         (0.07)         (0.14)
Return of capital                                      --             --          (0.00) (a)     (0.00) (a)        --
                                               ----------     ----------     ----------     ----------     ----------
Total distributions                                 (0.07)         (0.08)         (0.05)         (0.07)         (0.14)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    15.67     $    18.19     $    19.60     $    17.52     $    11.80
                                               ==========     ==========     ==========     ==========     ==========


TOTAL RETURN (b)                                   (13.51)%        (6.85)%        12.22%         49.21%        (46.57)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $  387,899     $  346,556     $  396,893     $  464,339     $   37,179
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.63%          0.63%          0.65%          0.72%          0.77%
Ratio of net expenses to average net assets          0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                0.40%          0.39%          0.19%          0.53%          0.77%
Portfolio turnover rate (c)                            41%            43%            93%            71%           116%


FIRST TRUST ISE CHINDIA INDEX FUND

                                                FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                  2012           2011           2010           2009           2008
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    18.23     $    25.01     $    21.28     $    11.78     $    27.73
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.35           0.27           0.17           0.09           0.17
Net realized and unrealized gain (loss)              2.74          (6.75)          3.73           9.50         (15.92)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                     3.09          (6.48)          3.90           9.59         (15.75)
                                               ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.35)         (0.30)         (0.17)         (0.09)         (0.20)
Return of capital                                      --             --             --          (0.00) (a)     (0.00)  (a)
                                               ----------     ----------     ----------     ----------     ----------
Total distributions                                 (0.35)         (0.30)         (0.17)         (0.09)         (0.20)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    20.97     $    18.23     $    25.01     $    21.28     $    11.78
                                               ==========     ==========     ==========     ==========     ==========


TOTAL RETURN (b)                                    17.11%        (26.02)%        18.46%         81.58%        (56.98)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $   66,066     $   79,287     $  176,352     $  120,240     $   35,937
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.73%          0.66%          0.66%          0.73%          0.73%
Ratio of net expenses to average net assets          0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                1.60%          1.00%          0.74%          0.58%          0.90%
Portfolio turnover rate (c)                            29%            23%            34%            47%            39%


(a)   Amount represents less than $0.01 share.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less tan one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses -reimbursed by the investment advisor.

(c) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 65

FIRST TRUST EXCHANGE-TRADED FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND

                                                                                            FOR THE PERIOD
                                                FOR THE        FOR THE        FOR THE      JUNE 29, 2009 (a)
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED         THROUGH
                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                                  2012           2011           2010             2009
                                              ------------   ------------   ------------   -----------------
Net asset value, beginning of period           $    22.97     $    24.95     $    22.41       $    20.00
                                               ----------     ----------     ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.48           0.37           0.30             0.16
Net realized and unrealized gain (loss)              2.62          (1.98)          2.55             2.40
                                               ----------     ----------     ----------       ----------
Total from investment operations                     3.10          (1.61)          2.85             2.56
                                               ----------     ----------     ----------       ----------


DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.51)         (0.37)         (0.31)           (0.15)
                                               ----------     ----------     ----------       ----------

Net asset value, end of period                 $    25.56     $    22.97     $    24.95       $    22.41
                                               ==========     ==========     ==========       ==========


TOTAL RETURN (b)                                    13.52%         (6.48)%        12.77%           12.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $    8,945     $   12,634     $    9,979       $    5,604
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        1.04%          0.96%          1.16%            2.67% (c)
Ratio of net expenses to average net assets          0.60%          0.60%          0.60%            0.60% (c)
Ratio of net investment income (loss) to
   average net assets                                1.90%          1.62%          1.40%            1.92% (c)
Portfolio turnover rate (d)                            17%            29%            26%              15%



FIRST TRUST CBOE S&P 500 VIX TAIL HEDGE FUND

                                              FOR THE PERIOD
                                            AUGUST 29, 2012 (a)
                                                  THROUGH
                                             DECEMBER 31, 2012
                                            -------------------
Net asset value, beginning of period            $    19.89
                                                ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.11
Net realized and unrealized gain (loss)              (0.38)
                                                ----------
Total from investment operations                     (0.27)
                                                ----------


DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.11)
                                                ----------


Net asset value, end of period                  $    19.51
                                                ==========


TOTAL RETURN (b)                                     (1.37)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $    2,927
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.60% (c)
Ratio of net expenses to average net assets           0.60% (c)
Ratio of net investment income (loss) to
   average net assets                                 1.97% (c)
Portfolio turnover rate (d)                              2%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 66              See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2012


                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of nineteen exchange-traded funds. This report covers the ten funds listed below:

      First Trust NASDAQ-100 Equal Weighted Index(SM) Fund - (The NASDAQ(R)
         Stock Market, LLC ("NASDAQ") ticker "QQEW")
      First Trust NASDAQ-100-Technology Sector Index(SM) Fund - (NASDAQ ticker
         "QTEC")
      First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund - (NASDAQ
         ticker "QQXT")
      First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund - (NASDAQ
         ticker "QCLN")
      First Trust S&P REIT Index Fund - (NYSE Arca, Inc. ("NYSE Arca") ticker
         "FRI")
      First Trust ISE Water Index Fund - (NYSE Arca ticker "FIW")
      First Trust ISE-Revere Natural Gas Index Fund - (NYSE Arca ticker "FCG") First Trust ISE Chindia Index Fund - (NYSE Arca ticker "FNI")
      First Trust NASDAQ(R) ABA Community Bank Index Fund - (NASDAQ ticker
         "QABA")
      First Trust CBOE S&P 500 VIX Tail Hedge Fund - (NYSE Arca ticker "VIXH")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Shares of the First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, the First Trust NASDAQ-100-Technology Sector Index(SM) Fund, the First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund and the First Trust NASDAQ(R) ABA Community Bank Index Fund are currently listed and traded on the NASDAQ. Shares of the First Trust S&P REIT Index Fund, the First Trust ISE Water Index Fund, the First Trust ISE-Revere Natural Gas Index Fund, the First Trust ISE Chindia Index Fund and the First Trust CBOE S&P 500 VIX Tail Hedge Fund are currently listed and traded on the NYSE Arca. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                                  INDEX
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                  NASDAQ-100 Equal Weighted Index(SM)
First Trust NASDAQ-100-Technology Sector Index(SM) Fund               NASDAQ-100 Technology Sector Index(SM)
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund            NASDAQ-100 Ex-Tech Sector Index(SM)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund           NASDAQ(R) Clean
Edge(R) Green Energy Index First Trust S&P REIT Index Fund            S&P United States REIT Index
First Trust ISE Water Index Fund                                      ISE Water Index(TM)
First Trust ISE-Revere Natural Gas Index Fund                         ISE-REVERE Natural Gas Index(TM)
First Trust ISE Chindia Index Fund                                    ISE ChIndia Index(TM)
First Trust NASDAQ(R) ABA Community Bank Index Fund                   NASDAQ OMX(R) ABA Community Bank Index(SM)
First Trust CBOE S&P 500 VIX Tail Hedge Fund                          CBOE VIX Tail Hedge Index(SM)

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. Each Fund's securities will be valued as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2012

      Common stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ or the AIM, are valued at the closing bid prices.

      Exchange-traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options and futures contracts are valued at the mean between the most recent bid and asked prices. Over-the-counter options and futures contracts are valued at their closing bid prices.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1) the type of security;

      2) the size of the holding;

      3) the initial cost of the security;

      4) transactions in comparable securities;

      5) price quotes from dealers and/or pricing services;

      6) relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8) an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, the use of fair value prices and certain current market quotations or official closing prices could result in a difference between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index, which, in turn, could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            O     Quoted prices for similar investments in active markets.

            O Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            O Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            O Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2012

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of December 31, 2012, is included with each Fund's Portfolio of Investments.

B. CALL OPTIONS

The First Trust CBOE S&P 500 VIX Tail Hedge Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase out-of-the-money call options on the Chicago Board Options Exchange Market Volatility Index (the "VIX Index") to hedge against changes in the value of equities. Also, the Fund may sell call options on the VIX Index in order to close out existing positions. The purchase of call options involves the risk of loss of all or a part of the cash paid for the call options (the premium). The market risk associated with purchasing options on the VIX Index is limited to the premium paid. When the Fund purchases a call option, the premium paid represents the cost of the call option. Options are marked-to-market daily and their value will be affected by changes in the market value of the stocks included in the stock index.

If the Fund elects to exercise a call option on the VIX Index, settlement does not occur by the delivery of the securities comprising the VIX Index. The Fund, as holder of the stock index option, receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If the Fund elects to allow a call option to expire, then the equity price risk for purchased options is limited to the premium initially paid. Gain or loss on options is presented separately as "Net realized gain (loss) on options" on the Statement of Operations.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

D. SECURITIES LENDING

The Funds may lend securities representing up to 20% of the value of their total assets to broker-dealers, banks, and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day using the market value of the loaned securities from the prior business day. If additional collateral is necessary, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2012, QQEW, QQXT, QCLN, FCG and FNI had securities in the securities lending program.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2012

E. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Effective May 1, 2012, dividends from net investment income of each Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Prior to May 1, 2012, dividends from net investment income were declared and paid semiannually. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the period ended December 31, 2012 was as follows:

                                                                                              Distributions       Distributions
                                                                     Distributions paid           paid                paid
                                                                        from Ordinary         from Capital         from Return
                                                                           Income                 Gains             of Capital
                                                                      -----------------     ----------------    ----------------
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                    $    930,480            $      --            $      --
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                      991,450                   --                   --
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                   530,821                   --                   --
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                  186,210                   --                   --
First Trust S&P REIT Index Fund                                            8,264,301              771,210                   --
First Trust ISE Water Index Fund                                             716,105                   --                   --
First Trust ISE-Revere Natural Gas Index Fund                              1,601,915                   --                   --
First Trust ISE Chindia Index Fund                                         1,226,880                   --                   --
First Trust NASDAQ(R) ABA Community Bank Index Fund                          217,066                   --                   --
First Trust CBOE S&P 500 VIX Tail Hedge Fund                                  15,480                   --                   --

The tax character of distributions paid by each Fund during the year ended December 31, 2011 was as follows:

                                                                                              Distributions       Distributions
                                                                     Distributions paid           paid                paid
                                                                        from Ordinary         from Capital         from Return
                                                                           Income                 Gains             of Capital
                                                                      -----------------     ----------------    ----------------
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                    $    367,180            $      --            $      --
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                    1,713,900                   --                   --
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                   104,225                   --                   --
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                       --                   --                   --
First Trust S&P REIT Index Fund                                            4,049,501                   --                   --
First Trust ISE Water Index Fund                                             554,561                   --                   --
First Trust ISE-Revere Natural Gas Index Fund                              1,845,855                   --                   --
First Trust ISE Chindia Index Fund                                         1,488,951                   --                   --
First Trust NASDAQ(R) ABA Community Bank Index Fund                          204,876                   --                   --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2012

As of December 31, 2012, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                            Accumulated
                                                                        Undistributed       Capital and        Net Unrealized
                                                                          Ordinary             Other            Appreciation
                                                                           Income           Gain (Loss)        (Depreciation)
                                                                        -------------     ----------------    ----------------
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                      $      --         $ (14,173,859)     $    1,777,587
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                          --           (22,139,253)         (5,256,769)
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                       --            (4,062,166)          3,322,373
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                  13,638           (30,115,977)         (6,963,163)
First Trust S&P REIT Index Fund                                             262,747                    --          20,815,480
First Trust ISE Water Index Fund                                                 --           (10,667,406)          7,871,985
First Trust ISE-Revere Natural Gas Index Fund                                58,081          (105,595,762)       (109,924,624)
First Trust ISE Chindia Index Fund                                            2,356           (49,891,896)           (547,167)
First Trust NASDAQ(R) ABA Community Bank Index Fund                              --              (697,260)           (127,390)
First Trust CBOE S&P 500 VIX Tail Hedge Fund                                     --               (62,831)             44,109

F. INCOME TAXES

Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% ofthe Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2009, 2010, 2011 and 2012 remain open to federal and state audit. As of December 31, 2012, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Funds, except for First Trust S&P REIT Index Fund, had pre-enactment and post-enactment net capital losses for federal income tax purposes as shown in the table below. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.


                                                         Capital      Capital      Capital      Capital
                                                           Loss        Loss         Loss         Loss         Post-        Total
                                                        Available    Available    Available    Available   Effective -    Capital
                                                         Through      Through      Through      Through        No           Loss
                                                           2015        2016         2017         2018      Expiration    Available
                                                        ----------  -----------  -----------  -----------  -----------  ------------
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund    $  54,385   $ 1,957,170  $ 4,681,103  $        --  $ 7,481,201  $ 14,173,859
First Trust NASDAQ-100-Technology Sector
     Index(SM) Fund                                       311,155     1,421,664    2,016,911           --   18,389,523    22,139,253
First Trust NASDAQ-100 Ex-Technology Sector
     Index(SM) Fund                                         7,779       143,597    1,051,894       80,899    2,777,997     4,062,166
First Trust NASDAQ(R) Clean Edge(R) Green Energy
     Index Fund                                           141,332     4,246,707    7,483,633    5,884,801   12,359,504    30,115,977
First Trust S&P REIT Index Fund                                --            --           --           --           --            --
First Trust ISE Water Index Fund                              592       318,246    5,768,328    2,198,674    2,381,566    10,667,406
First Trust ISE-Revere Natural Gas Index Fund               5,274     7,364,703   32,569,413   40,089,981   25,666,391   105,695,762
First Trust ISE Chindia Index Fund                             --    11,116,593   11,686,955    7,245,147   19,843,201    49,891,896
First Trust NASDAQ(R) ABA Community Bank Index Fund            --            --        4,787      116,604      575,869       697,260
First Trust CBOE S&P 500 VIX Tail Hedge Fund                   --            --           --           --       62,831        62,831

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2012

In order to present paid-in capital and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year or period ended December 31, 2012, the adjustments for each Fund were as follows:

                                                                     Accumulated        Accumulated Net
                                                                    Net Investment    Realized Gain (Loss)        Paid-in
                                                                    Income (Loss)        on Investments           Capital
                                                                    --------------    --------------------    ----------------
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                 $    67,723          $ (4,893,979)         $  4,826,256
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                   96,410            (3,907,666)            3,811,256
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                38,174            (3,335,515)            3,297,341
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                   --               368,746             (368,746)
First Trust S&P REIT Index Fund                                               --            (9,106,555)            9,106,555
First Trust ISE Water Index Fund                                          31,933            (4,013,608)            3,981,675
First Trust ISE-Revere Natural Gas Index Fund                              1,792            (5,499,315)            5,497,523
First Trust ISE Chindia Index Fund                                            --            (3,932,373)            3,932,373
First Trust NASDAQ(R)ABA Community Bank Index Fund                        11,245              (647,870)              636,625
First Trust CBOE S&P 500 VIX Tail Hedge Fund                                 178                    --                  (178)


G. EXPENSES

General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund. Expenses that are directly related to one of the Funds are charged directly to the respective Fund. However, for the First Trust CBOE S&P 500 VIX Tail Hedge Fund, expenses other than specified excluded expenses are paid by First Trust Advisors L.P. ("First Trust" or the "Advisor"). (See Note
3).

The Advisor has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund            The NASDAQ Stock Market, LLC
First Trust NASDAQ-100-Technology Sector Index(SM) Fund         The NASDAQ Stock Market, LLC
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund      The NASDAQ Stock Market, LLC
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund     The NASDAQ Stock Market, LLC /Clean Edge(R), Inc.
First Trust S&P REIT Index Fund                                 Standard & Poor's Financial Services, LLC
First Trust ISE Water Index Fund                                International Securities Exchange, LLC
First Trust ISE-Revere Natural Gas Index Fund                   International Securities Exchange, LLC
First Trust ISE Chindia Index Fund                              International Securities Exchange, LLC
First Trust NASDAQ(R)ABA Community Bank Index Fund              The NASDAQ Stock Market, LLC
First Trust CBOE S&P 500 VIX Tail Hedge Fund                    Standard & Poor's Financial Services, LLC

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. With the exception of the First Trust CBOE S&P 500 VIX Tail Hedge Fund, the respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For the First Trust CBOE S&P 500 VIX Tail Hedge Fund, First Trust is paid an annual unitary management fee of 0.60% of such Fund's average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, and excluding distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, taxes, interest, and extraordinary expenses.

First Trust is entitled to receive monthly fees from the remaining Funds calculated at the following annual rates:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2012

                                                                                  % of Average
                                                                                Daily Net Assets
                                                                               ----------------
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                 0.40%
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                              0.40%
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                           0.40%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                          0.40%
First Trust S&P REIT Index Fund                                                      0.30%
First Trust ISE Water Index Fund                                                     0.40%
First Trust ISE-Revere Natural Gas Index Fund                                        0.40%
First Trust ISE Chindia Index Fund                                                   0.40%
First Trust NASDAQ(R) ABA Community Bank Index Fund                                  0.40%

For such Funds, the Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which the Advisor has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least April 30, 2013.

                                                                                   Expense Cap
                                                                                ----------------
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                 0.60%
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                              0.60%
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                           0.60%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                          0.60%
First Trust S&P REIT Index Fund                                                      0.50%
First Trust ISE Water Index Fund                                                     0.60%
First Trust ISE-Revere Natural Gas Index Fund                                        0.60%
First Trust ISE Chindia Index Fund                                                   0.60%
First Trust NASDAQ(R)ABA Community Bank Index Fund                                   0.60%

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees were waived by First Trust. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the period ended December 31, 2012 and the expenses borne by the Advisor subject to recovery from each applicable Fund for the periods indicated were as follows:


                                                                                  Expenses Borne by Advisor Subject to Recovery
                                                                                  ----------------------------------------------
                                                                                    Year       Year         Year
                                                          Advisory      Expense    Ended       Ended        Ended
                                                             Fee         Reim-    December   December     December
                                                           Waivers     bursement  31, 2010   31, 2011     31, 2012      Total
                                                          ---------    ---------  ---------  ---------    ---------    ---------
First Trust NASDAQ-100 Equal
     Weighted Index(SM) Fund                              $  66,409    $      --  $  79,793  $  65,568    $  66,409    $ 211,770
First Trust NASDAQ-100-Technology Sector
     Index(SM) Fund                                          71,070           --    206,140    114,729       71,070      391,939
First Trust NASDAQ-100 Ex-Technology Sector
     Index(SM) Fund                                          58,392           --     57,769     50,938       58,392      167,099
First Trust NASDAQ(R) Clean Edge(R) Green Energy
     Index Fund                                              63,185           --     66,287     54,545       63,185      184,017
First Trust S&P REIT Index Fund                               4,444           --     99,014    130,777        4,444      234,235
First Trust ISE Water Index Fund                             19,978           --     39,351     25,829       19,978       85,158
First Trust ISE-Revere Natural Gas Index Fund               100,098           --    212,049    139,394      100,098      451,541
First Trust ISE Chindia Index Fund                           97,245           --     83,567     76,490       97,245      257,302
First Trust NASDAQ(R) ABA Community Bank
     Index Fund                                              43,073        3,790     44,800     45,663       46,863      137,326

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2012

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the servicing agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Trust. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Effective January 23, 2012, James A. Bowen resigned from his position as the President and Chief Executive Officer of the Trust. He will continue as a Trustee, the Chairman of the Board of Trustees and a member of the Executive Committee. The Board elected Mark R. Bradley to serve as the President and Chief Executive Officer of the Trust and James M. Dykas to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Trust.

Effective January 1, 2012, each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, each Independent Trustee received an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer was allocated equally among each of the trusts.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, the annual amounts paid were $10,000, $5,000 and $2,500, respectively. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms until December 31, 2013, before rotating to serve as chairman of another committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the period ended December 31, 2012, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                                        Purchases              Sales
                                                                                   ------------------   ------------------
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                 $  28,832,219        $  28,736,383
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                                 36,205,233           36,271,164
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                              14,624,794           14,601,107
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                              4,059,626            4,051,969
First Trust S&P REIT Index Fund                                                         33,650,763           30,235,802
First Trust ISE Water Index Fund                                                        20,233,534           20,576,550
First Trust ISE-Revere Natural Gas Index Fund                                          160,391,646          160,593,299
First Trust ISE Chindia Index Fund                                                      21,680,357           21,834,114
First Trust NASDAQ(R) ABA Community Bank Index Fund                                      1,748,765            1,751,974
First Trust CBOE S&P 500 VIX Tail Hedge Fund                                                56,303              161,636

For the period ended December 31, 2012, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                                        Purchases              Sales
                                                                                   ------------------   ------------------
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                 $  40,696,378        $  38,549,992
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                                 17,779,940           70,606,156
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                              19,887,214           13,859,599
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                                     --            6,636,494
First Trust S&P REIT Index Fund                                                        116,564,595           88,747,870
First Trust ISE Water Index Fund                                                        19,253,592           18,856,185
First Trust ISE-Revere Natural Gas Index Fund                                          297,931,311          200,558,054
First Trust ISE Chindia Index Fund                                                       2,019,027           26,075,734
First Trust NASDAQ(R) ABA Community Bank Index Fund                                      5,074,366            9,945,767
First Trust CBOE S&P 500 VIX Tail Hedge Fund                                             2,934,093                   --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2012

                   5. CREATION, REDEMPTION & TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Purchasers of Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                     Number of Securities             Creation
                     in a Creation Unit           Transaction Fee
                     --------------------         ---------------
                             1-100                      $500
                           101-200                    $1,000
                           201-300                    $1,500
                           301-400                    $2,000
                           401-500                    $2,500
                           501-600                    $3,000
                           601-700                    $3,500

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                     Number of Securities           Redemption
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                              1-100                     $500
                            101-200                   $1,000
                            201-300                   $1,500
                            301-400                   $2,000
                            401-500                   $2,500
                            501-600                   $3,000
                            601-700                   $3,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before April 30, 2013.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2012


                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of First Trust Exchange-Traded Fund:

We have audited the accompanying statements of assets and liabilities of First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, First Trust NASDAQ-100-Technology Sector Index(SM) Fund, First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, First Trust S&P REIT Index Fund, First Trust ISE Water Index Fund, First Trust ISE-Revere Natural Gas Index Fund, First Trust ISE Chindia Index Fund, First Trust NASDAQ(R) ABA Community Bank Index Fund, and First Trust CBOE S&P 500 VIX Tail Hedge Fund, each a series of the First Trust Exchange-Traded Fund (the "Fund") including the portfolios of investments, as of December 31, 2012, the related statements of operations for the period then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above included in the First Trust Exchange-Traded Fund as of December 31, 2012, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 28, 2013

ADDITIONAL INFORMATION

                                       FIRST TRUST EXCHANGE-TRADED FUND
                                         DECEMBER 31, 2012 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Funds use to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the 12 months ended June 30, 2012 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files a complete schedule of each Fund's portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available (1) by calling
(800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com;

(3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2012, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                          Dividends Received Deduction
                                                                          ----------------------------
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                100.00%
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                             100.00%
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                           85.60%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                          38.96%
First Trust S&P REIT Index Fund                                                        --
First Trust ISE Water Index Fund                                                    100.00%
First Trust ISE-Revere Natural Gas Index Fund                                       100.00%
First Trust ISE Chindia Index Fund                                                     --
First Trust NASDAQ(R) ABA Community Bank Index Fund                                 100.00%
First Trust CBOE S&P 500 VIX Tail Hedge Fund                                        100.00%


For the taxable year ended December 31, 2012, the following percentages of income dividends paid by the Funds is hereby designated as qualified dividend income:


                                                                            Qualified Dividend Income
                                                                          ----------------------------
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                100.00%
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                             100.00%
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                          100.00%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                          38.96%
First Trust S&P REIT Index Fund                                                        --
First Trust ISE Water Index Fund                                                    100.00%
First Trust ISE-Revere Natural Gas Index Fund                                       100.00%
First Trust ISE Chindia Index Fund                                                  100.00%
First Trust NASDAQ(R) ABA Community Bank Index Fund                                 100.00%
First Trust CBOE S&P 500 VIX Tail Hedge Fund                                        100.00%

The following Fund meets the requirements of Section 853 of the Internal Revenue Code and elects to pass through to its shareholders credit for foreign taxes paid. The total amounts of income received by the Fund from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:

                                                                     GROSS FOREIGN INCOME                FOREIGN TAXES PAID
                                                                  ---------------------------        ---------------------------
                                                                     AMOUNT        PER SHARE           AMOUNT         PER SHARE
                                                                  -----------     -----------        ----------      -----------
First Trust ISE Chindia Index Fund                                $14,446,327       $ 4.59           $   26,408        $ 0.01

For the tax year ended December 31, 2012, the First Trust S&P REIT Index Fund designated $1,488,689, or amounts necessary, as long-term capital gain. During the tax year, Fund shareholders redeemed amounts in excess of our long-term capital gain and of these proceeds, $717,479, or amounts necessary, represents long-term capital gain from the Fund.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2012 (UNAUDITED)


   BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of the First Trust Exchange-Traded Fund (the "Trust"), including the Independent Trustees, approved the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. ("First Trust") for First Trust CBOE S&P 500 VIX Tail Hedge Index Fund (the "Fund") for an initial two year term at a meeting held on September 19, 2011. The Board of Trustees determined that the Agreement is in the best interests of the Fund in light of the services, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement, the Independent Trustees received a report in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services to be provided by First Trust to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee structure for the Fund as compared to fees charged by investment advisors to other relevant exchange-traded funds ("ETFs"), and as compared to fees charged to other First Trust clients with similar investment objectives, including to other ETFs managed by First Trust; the estimated expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on First Trust; fall-out benefits to First Trust and First Trust Portfolios L.P.; and a summary of First Trust's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by First Trust. The Board applied its business judgment to determine whether the arrangement between the Trust and First Trust is a reasonable business arrangement from the Fund's perspective as well as from the perspective of shareholders.

In evaluating whether to approve the Agreement, the Board considered the nature, extent and quality of services to be provided by First Trust under the Agreement, and noted that First Trust employees provide management services to other ETFs and to other investment companies in the First Trust complex with diligence and care. The Board also considered the efforts expended by First Trust in organizing the Trust and in overseeing other entities that would provide services to the Fund, the compliance program that had been developed by First Trust and the skills of its employees who would be working with the Fund. Since the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund, but the Board did consider the hypothetical performance of the underlying index. The Board considered reports it receives on a quarterly basis showing the correlation and tracking error between other ETFs for which First Trust serves as investment advisor and their underlying indexes. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services to be provided to the Fund by First Trust under the Agreement are expected to be satisfactory.

The Board reviewed information regarding the proposed unitary fee structure for the Fund. The Board noted that under the unitary fee arrangement, the Fund would pay First Trust a fee equal to an annual rate of 0.60% of its average daily net assets and that First Trust would be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit, licensing and other services, but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, service fees and distribution fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board reviewed information provided by First Trust and Lipper, Inc. ("Lipper") for the Fund on the advisory fees and expense ratios of other relevant ETFs, including other ETFs that pay a unitary fee, but also noted the limitations on the comparability of the Lipper group of ETFs and the First Trust group of ETFs with the Fund. The Board considered information provided by First Trust on certain differences between the Lipper group of ETFs and the First Trust group of ETFs. The Board considered the total expense ratios (after fee waivers) of other First Trust ETFs, including First Trust ETFs that pay a unitary fee, noting that the Fund's proposed unitary fee was within a reasonable range of the total expense ratios (after fee waivers) or unitary fees of the ETFs in both the First Trust and the Lipper peer groups, as well as all the other index-based First Trust ETFs currently in operation. In light of the information considered and the nature, extent and quality of services expected to be provided under the Agreement, the Board determined that the proposed unitary fee for the Fund was fair and reasonable.

The Board considered First Trust's representation that the proposed unitary fee for the Fund was not structured to pass the benefits of any economies of scale on to shareholders as the Fund's assets grow, but that First Trust did not believe this was material to the Board's consideration of the proposed unitary fee due to the anticipated asset levels for the Fund. The Trustees noted that any reduction in fixed costs associated with the management of the Fund would benefit First Trust, but that a unitary fee structure provides certainty in expenses for the Fund. The Board noted that First Trust has continued to invest in personnel and infrastructure for the First Trust complex. The Board took the costs to be borne by First Trust in connection with its services to be performed under the Agreement into consideration and noted that First Trust was unable to estimate the profitability of the Agreement for the Fund to

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2012 (UNAUDITED)

First Trust. The Board considered that First Trust had identified as a fall-out benefit to First Trust and First Trust Portfolios L.P. their exposure to investors and brokers who, in the absence of the Fund, may have had no dealings with First Trust. The Board also noted that First Trust would not utilize soft dollars in connection with its management of the Fund's portfolio.

After discussion, the Board of Trustees, including the Independent Trustees, concluded that First Trust had the capabilities, resources and personnel necessary to manage the Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded that it was in the best interests of the Fund to approve the Agreement. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2012 (UNAUDITED)

The Funds' statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.



                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
                                                                                                THE FIRST TRUST        OTHER
    NAME, ADDRESS,                   TERM OF OFFICE                                              FUND COMPLEX      TRUSTEESHIPS OR
   DATE OF BIRTH AND                       AND                  PRINCIPAL OCCUPATIONS             OVERSEEN BY       DIRECTORSHIPS
POSITION WITH THE TRUST             LENGTH OF SERVICE            DURING PAST 5 YEARS                TRUSTEE        HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                       INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee       o  Indefinite Term    Physician; President, Wheaton Orthopedics;   98          None
c/o First Trust Advisors L.P.                            Co-Owner and Co-Director (January 1996
120 East Liberty Drive,            o  Since Inception    to May 2007), Sports Med Center for
  Suite 400                                              Fitness; Limited Partner, Gundersen Real
Wheaton, IL 60187                                        Estate Limited Partnership; Member,
D.O.B.: 04/51                                            Sportsmed LLC


Thomas R. Kadlec, Trustee          o Indefinite Term     President (March 2010 to Present), Senior    98          Director of ADM
c/o First Trust Advisors L.P.                            Vice President and Chief Financial Officer               Investor Services,
120 East Liberty Drive,            o  Since Inception    (May 2007 to March 2010), Vice President                 Inc. and ADM
  Suite 400                                              and Chief Financial Officer (1990 to May                 Investor Services,
Wheaton, IL 60187                                        2007), ADM Investor Services, Inc. (Futures              International
D.O.B.: 11/57                                            Commission Merchant)


Robert F. Keith, Trustee           o  Indefinite Term    President (2003 to Present), Hibs            98          None
c/o First Trust Advisors L.P.                            Enterprises (Financial and Management
120 East Liberty Drive,            o  Since June 2006    Consulting)
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee           o Indefinite Term     President and Chief Executive Officer        98          Director of
c/o First Trust Advisors L.P.                            (June 2012 to Present), Dew Learning LLC                 Covenant
120 East Liberty Drive,            o Since Inception     (Educational Products and Services),                     Transport Inc.
   Suite 400                                             President (June 2002 to June 2012),
Wheaton, IL 60187                                        Covenant College
D.O.B.: 03/54


------------------------------------------------------------------------------------------------------------------------------------
                                                      INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee and     o  Indefinite Term    Chief Executive Officer (December 2010       98          None
Chairman of the Board                                    to Present), President (until December
120 East Liberty Drive,            o Since Inception     2010), First Trust Advisors L.P. and First
    Suite 400                                            Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                        Board of Directors, BondWave LLC
D.O.B.: 09/55                                            (Software Development Company/
                                                         Investment Advisor) and Stonebridge
                                                         Advisors LLC (Investment Advisor)

------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2012 (UNAUDITED)

                             POSITION AND              TERM OF OFFICE
    NAME, ADDRESS               OFFICES                AND LENGTH OF                         PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH           WITH TRUST                  SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley          President and Chief       o Indefinite Term          Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,    Financial Officer                                    and Chief Financial Officer, First Trust Advisors
    Suite 400                                      o President and Chief      L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                    Executive Officer        Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                        Since January 2012       Company/Investment Advisor) and Stonebridge
                                                                              Advisors LLC (Investment Advisor)
                                                   o Treasurer, Chief
                                                     Financial Officer and
                                                     Chief Accounting
                                                     Officer from Inception
                                                     to January 2012

James M. Dykas           Treasurer, Chief          o Indefinite Term          Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,    Financial Officer                                    President (April 2007 to January 2011), Vice
   Suite 400             and Chief Accounting      o Treasurer, Chief         President (January 2005 to April 2007), First Trust
Wheaton, IL 60187        Officer                     Financial Officer and    Advisors L.P. and First Trust Portfolios L.P.
D.O.B.: 01/66                                        Chief Accounting
                                                     Officer Since January
                                                     2012

                                                   o Assistant Treasurer
                                                     from December 2005
                                                     to Janaury 2012

W. Scott Jardine         Secretary and Chief       o Indefinite Term          General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,    Legal Officer                                        Trust Portfolios L.P.; Secretary, BondWave LLC
   Suite 400                                       o Since Inception          (Software Development Company/Investment
Wheaton, IL 60187                                                             Advisor) and Stonebridge Advisors LLC
D.O.B.: 05/60                                                                 (Investment Advisor)

Daniel J. Lindquist      Vice President            o Indefinite Term          Senior Vice President (September 2005 to
120 E. Liberty Drive,                                                         Present), First Trust Advisors L.P. and First Trust
    Suite 400                                      o Since December 2005      Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 02/70

Kristi A. Maher          Assistant Secretary and   o Indefinite Term          Deputy General Counsel (May 2007 to Present),
120 E. Liberty Drive,    Chief Compliance Officer                             First Trust Advisors L.P. and First Trust
    Suite 400                                      o Assistant Secretary      Portfolios L.P.
Wheaton, IL 60187                                    Since Inception
D.O.B.: 12/66
                                                   o Chief Compliance
                                                     Officer since January
                                                     2011

Roger F. Testin          Vice President            o Indefinite Term          Senior Vice President (November 2003 to Present),
120 E. Liberty Drive,                                                         First Trust Advisors L.P. and First Trust
   Suite 400                                       o Since Inception          Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 06/66

Stan Ueland              Vice President            o Indefinite Term          Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                         Vice President (August 2005 to September 2012),
   Suite 400                                       o Since December 2006      First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                             Portfolios L.P.
D.O.B.: 11/70


---------------------
(2) Officers of the Trust have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
RISK CONSIDERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Overall stock market values could decline generally or could underperform other investments.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end funds, investors are generally not able to purchase exchange-traded fund ("ETF") shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Each Fund is subject to index tracking risk. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the index that the Fund seeks to track.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

Each Fund is also exposed to additional market risk due to a policy of investing principally in the securities included in its corresponding index. As a result of such policies, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, each Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license from an index provider that permits the Fund to use its corresponding index and associated trade names and trademarks in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the respective index provider and, as a result, each Fund may lose its ability to use such intellectual property. There is also no guarantee that the index provider has all rights to license the respective intellectual property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license the particular intellectual property, it may have a significant effect on the operation of the related Fund.

Each Fund is subject to issuer specific changes risk. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund will be concentrated in the securities of companies of a given industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the related industry and may subject a Fund to greater market risk than less concentrated funds.

Each Fund is considered to be non-diversified. As a result, those Funds are exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

The Funds are not actively managed. The Funds may be affected by a general decline in certain market segments relating to their corresponding index. The Funds invests in securities included in or representative of their corresponding index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

The First Trust NASDAQ-100 Equal Weighted Index(SM) Fund and the First Trust NASDAQ-100-Technology Sector Index(SM) Fund invest in stocks of companies in the technology sector. You should be aware that an investment in a portfolio which invests in a particular sector involves additional risks, including limited diversification. The companies engaged in the technology sector are subject to fierce competition and high research and development costs, and their products and services may be subject to rapid obsolescence.

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RISK CONSIDERATIONS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

First Trust S&P REIT Index Fund and First Trust NASDAQ(R) ABA Community Bank Index Fund invest in securities of companies in the financials sector. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Although recently enacted legislation repealed most of the barriers which separated the banking, insurance and securities industries, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations. The downturn in the U.S. and world economies has adversely affected banks, thrifts and other companies in the financials sector.

The First Trust ISE Chindia Index Fund, the First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, the First Trust NASDAQ-100-Technology Sector Index(SM) Fund and the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invest in securities of companies in the information technology industry. Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; and aggressive pricing and reduced profit margins.

The First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund invests in the securities of companies in the consumer discretionary sector. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The First Trust ISE-Revere Natural Gas Index Fund invests in the securities of companies in the energy sector. General problems of issuers in the energy sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. In addition, recent oil prices have been at historic highs and extremely volatile.

The First Trust ISE Water Index Fund and the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invest in the securities of companies in the industrials sector. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust S&P REIT Index Fund invests in companies in the real estate industry, including real estate investment trusts ("REITs") and is subject to the risks associated with investing in real estate (any of which could cause the value of a REIT's stock price to decline), which may include, but are not limited to, possible declines in the value of real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a REIT's market, changes in interest rates and environmental problems. Furthermore, increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly.

The Funds may invest in small capitalization and mid-capitalization companies. Such companies' securities may be less liquid and may experience greater price volatility than securities of larger, more established companies.

Because a Fund's corresponding index may include American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks of non-U.S. companies, the investments of certain Funds, including but not limited to, the First Trust ISE Chindia Index Fund, the First Trust ISE-Revere Natural Gas Index Fund and the First Trust ISE Water Index Fund involve risks of investing in non-U.S. securities that are in addition to the risk associated with domestic securities. Non-U.S. companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, non-U.S. accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, non-U.S. companies are exposed to additional economic, political, social or diplomatic events. ADRs and ADSs also involve substantially identical risks to those associated with investments in non-U.S. securities. In addition, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invests in renewable and alternative energy companies. You should be aware that share prices of renewable and alternative energy companies have been significantly more volatile than shares of companies operating in other more established industries and the securities included in the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund may be subject to sharp price declines. This industry is relatively nascent and under-researched in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk.

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RISK CONSIDERATIONS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

The First Trust ISE Water Index Fund invests in companies in the potable water and wastewater industries. You should be aware that adverse developments in these industries may significantly affect the value of the shares of the First Trust ISE Water Index Fund. Companies involved in the potable water and wastewater industries are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and conservation.

The First Trust ISE-Revere Natural Gas Index Fund invests in companies in the natural gas industry. You should be aware that one of the natural gas industry's primary risks is the competitive risk associated with the prices of alternative fuels, such as coal and oil. Additionally, the natural gas industry is sensitive to increased interest rates because of the industry's capital intensive nature. Furthermore, there are additional risks and hazards that are inherent in the natural gas industry that may cause the price of natural gas to widely fluctuate.

The First Trust ISE Chindia Index Fund invests in the securities of Chinese and Indian companies. You should be aware that investments in such companies are subject to additional risks, which are associated with possible adverse economic, political and social developments in those countries.

The First Trust NASDAQ(R) ABA Community Bank Index Fund is concentrated in the securities of NASDAQ(R) listed community banks as defined by its corresponding index which involves additional risks, including limited diversification. These companies are subject to certain risks, including the adverse effects of volatile interest rates, economic recession, increased competition from new entrants in the field, and potential increased regulation. The financial performance of these companies may also be highly dependent upon the business environment in certain geographic regions of the United States and may be adversely impacted by any downturn or unfavorable economic or employment developments in their local markets and the United States as a whole. These companies may also be subject to interest rate risks and changes in monetary policy as their earnings are largely dependent upon their net interest income and lending risks that could further increase because of increases in interest rates and/or continuing economic weakness.

The First Trust CBOE S&P 500 VIX Tail Hedge Fund's use of options and other derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the First Trust CBOE S&P 500 VIX Tail Hedge Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The option positions employed, as dictated by the attempt to replicate the Index, may present additional risk. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value and dividend rates of the stock subject to the option, an increase in interest rates, a change in the actual and perceived volatility of the stock market and the common stock and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying stock (although they generally move in the same direction).

Certain of the Funds may engage in securities lending. Securities lending involves the risk that a Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

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--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2012 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

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FIRST TRUST

FIRST TRUST EXCHANGE-TRADED FUND

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

      (e)   Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $369,000 for 2011 and $389,500 for 2012.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for 2011 and $0 for 2012.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2011 and $0 for 2012.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $67,500 for 2011 and $0 for 2012. The tax fees in 2011 were for review of regulated investment company status.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for 2011 and $0 for 2012.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2011 and $0 for 2012.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $ 0 for 2011 and $0 for 2012.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

(e)(2) The percentage of services described in each of paragraphs (b) through
       (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
       (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

   (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

   (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for 2011 were $67,500 for the registrant, $6,200 for the registrant's investment adviser and $59,063 for the registrant's distributor and for 2012 were $0 for the registrant, $4,120 for the registrant's investment adviser and $65,135 for the registrant's distributor .

   (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a) (1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)   (2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
      Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)   (3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)           First Trust Exchange-Traded Fund
              ---------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date:  February 28, 2013
      ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date:  February 28, 2013
      ---------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date:  February 28, 2013
      ---------------------

* Print the name and title of each signing officer under his or her signature.